Q3 2012

Columbia Acorn Family of Funds

Class Z Shares

Managed by Columbia Wanger Asset Management, LLC

Third Quarter Report

September 30, 2012

■  Columbia
Acorn® Fund

■  Columbia
Acorn International®

■  Columbia
Acorn USA®

■  Columbia
Acorn International SelectSM

■  Columbia
Acorn SelectSM

■  Columbia
Thermostat FundSM

■  Columbia
Acorn Emerging Markets FundSM

■  Columbia
Acorn European FundSM

Not FDIC insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  HSBC Smaller European Companies (inc UK) Index is a weighted combination of two indexes: the HSBC Smaller Europe (ex UK) Index and the HSBC Smaller UK Index. The index is rebalanced on a quarterly basis.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund and Columbia Acorn Select; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index, a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance. The MSCI Emerging Markets Small Cap Index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B Index represents the institutionally investable capital of emerging market countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B Index represents the institutionally investable capital of European countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 17 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The views expressed in the "Chattering Squirrels" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust. ColumbiaSM, Columbia Management®, and the Columbia Management Logo® are service marks owned and/or registered by Ameriprise Financial, Inc.

Columbia Acorn Family of Funds

Table of Contents

Performance At A Glance	2
Chattering Squirrels
Columbia Acorn International Turns 20	3
2012 Shareholder Information Meeting Recap	6
Columbia Acorn Fund
In a Nutshell	14
At a Glance	15
Major Portfolio Changes	30
Statement of Investments	32
Columbia Acorn International
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	45
Statement of Investments	48
Portfolio Diversification	57
Columbia Acorn USA
In a Nutshell	18
At a Glance	19
Major Portfolio Changes	58
Statement of Investments	59
Columbia Acorn International Select
In a Nutshell	20
At a Glance	21
Major Portfolio Changes	66
Statement of Investments	67
Portfolio Diversification	71
Columbia Acorn Select
In a Nutshell	22
At a Glance	23
Major Portfolio Changes	72
Statement of Investments	73
Columbia Thermostat Fund
In a Nutshell	24
At a Glance	25
Statement of Investments	79
Columbia Acorn Emerging Markets Fund
In a Nutshell	26
At a Glance	27
Major Portfolio Changes	80
Statement of Investments	82
Portfolio Diversification	86
Columbia Acorn European Fund
In a Nutshell	28
At a Glance	29
Major Portfolio Changes	87
Statement of Investments	88
Portfolio Diversification	92
Columbia Acorn Family of Funds
Columbia Acorn Family of Funds Information	93

Estimated Year-End Distributions

To help with your tax planning, following are the estimated year-end capital gain distributions for the Columbia Acorn Funds. With the exception of Columbia Thermostat Fund, the expected record date is December 5, 2012, the ex-dividend date is December 6, 2012, and the payable date is December 6, 2012. For Columbia Thermostat Fund, the expected record date is December 20, 2012, the ex-dividend date is December 21, 2012, and the payable date is December 21, 2012. Distribution information is not final and should not be considered final until after the record date. The board of trustees will determine the actual distributions the Funds will pay.

	Short-term Capital Gains	Long-term Capital Gains
Columbia Acorn Fund	None	$1.25 - $1.50
Columbia Acorn International	None	None
Columbia Acorn USA	None	$2.20 - $2.45
Columbia Acorn International Select	None	$1.95 - $2.20
Columbia Acorn Select	None	$1.35 - $1.60
Columbia Thermostat Fund	None	None
Columbia Acorn Emerging Markets Fund	None	None
Columbia Acorn European Fund	None	None

1

Columbia Acorn Family of Funds

Performance At A Glance Class Z Average Annual Total Returns through 9/30/12

	NAV on 9/30/12	3rd quarter*	Year to date*	1 year	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	$31.17	4.81%	14.49%	26.82%	2.71%	12.09%	14.59%
Russell 2500 Index		5.57%	14.33%	30.93%	2.80%	10.86%	NA
S&P 500 Index**		6.35%	16.44%	30.20%	1.05%	8.01%	10.64%
Russell 2000 Index		5.25%	14.23%	31.91%	2.21%	10.17%	NA
Lipper Mid-Cap Growth Funds Index		4.40%	12.46%	24.04%	1.33%	9.82%	NA
Columbia Acorn International (ACINX) (9/23/92)	$39.81	7.30%	16.66%	19.02%	-0.31%	14.33%	11.06%
S&P Global Ex-U.S. Between $500M and $5B Index		7.59%	12.78%	13.63%	-1.68%	13.77%	8.24%
S&P Global Ex-U.S. SmallCap Index		8.36%	13.73%	15.04%	-2.57%	13.09%	7.52%
MSCI EAFE Index		6.92%	10.08%	13.75%	-5.24%	8.20%	5.51%
Lipper International Small/Mid Growth Funds Index		8.92%	17.29%	20.67%	-1.73%	12.89%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	$31.06	4.51%	15.33%	29.10%	2.35%	10.94%	10.00%
Russell 2000 Index		5.25%	14.23%	31.91%	2.21%	10.17%	7.30%
Lipper Small-Cap Growth Funds Index		5.39%	14.82%	29.61%	1.54%	9.13%	5.87%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	$30.26	12.57%	24.28%	26.68%	0.97%	13.77%	9.88%
S&P Developed Ex-U.S. Between $2B and $10B Index		7.13%	10.85%	11.95%	-3.73%	11.02%	6.90%
MSCI EAFE Index		6.92%	10.08%	13.75%	-5.24%	8.20%	3.21%
Lipper International Small/Mid Growth Funds Index		8.92%	17.29%	20.67%	-1.73%	12.89%	9.90%
Columbia Acorn Select (ACTWX) (11/23/98)	$26.55	6.54%	14.81%	25.54%	-1.14%	9.04%	9.35%
S&P MidCap 400 Index		5.44%	13.77%	28.54%	3.83%	10.77%	9.10%
S&P 500 Index**		6.35%	16.44%	30.20%	1.05%	8.01%	3.42%
Lipper Mid-Cap Growth Funds Index		4.40%	12.46%	24.04%	1.33%	9.82%	6.14%
Columbia Thermostat Fund (COTZX) (9/25/02)†	$14.17	4.89%	11.99%	20.54%	4.95%	8.33%	8.15%
S&P 500 Index		6.35%	16.44%	30.20%	1.05%	8.01%	7.95%
Barclays U.S. Aggregate Bond Index		1.59%	3.99%	5.16%	6.53%	5.32%	5.34%
Lipper Flexible Portfolio Funds Index		5.55%	11.62%	18.63%	2.36%	7.74%	7.73%
50/50 Blended Benchmark		3.96%	10.21%	17.35%	4.24%	6.99%	6.97%
Columbia Acorn Emerging Markets Fund (CEFZX) (8/19/11)	$11.17	9.62%	20.42%	26.41%	—	—	10.45%
S&P Emerging Markets Between $500M and $5B Index		7.83%	17.41%	18.53%	—	—	1.44%
MSCI Emering Markets Small Cap Index		8.41%	16.29%	15.52%	—	—	-2.76%
Lipper Emerging Markets Index		7.02%	12.98%	18.73%	—	—	4.71%
Columbia Acorn European Fund (CAEZX) (8/19/11)	$11.27	7.13%	19.58%	21.00%	—	—	12.32%
S&P Europe Between $500M and $5B Index		10.30%	18.73%	19.21%	—	—	9.09%
HSBC Smaller European Companies Index		9.92%	16.00%	14.91%	—	—	4.40%
Lipper European Region Index		8.43%	13.91%	20.61%	—	—	11.11%

*Not annualized.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager (Columbia Wanger Asset Management, LLC ("CWAM")) and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). If they were included, returns would have been lower. Class Z shares are sold only at NAV with no distribution and service (Rule 12b-1) fees. Only eligible investors may purchase Class Z shares of the Funds, directly or by exchange. Please see each Fund's prospectus for eligibility and other details. Class Z shares have limited eligibility and the investment minimum requirement may vary.

Annual operating expense ratios are stated as of each Fund's prospectus dated May 1, 2012, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios for Class Z shares. Columbia Acorn Fund: 0.77%. Columbia Acorn International: 0.98%. Columbia Acorn USA: 1.05%. Columbia Acorn International Select: 1.25%. Columbia Acorn Select: 1.00%. Columbia Thermostat Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires on April 30, 2013; expense ratios without and with the contractual waiver/reimbursement, including fees and expenses associated with the Fund's investments in other investment companies (underlying funds), are 1.03% and 0.90%, respectively. Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund have a contractual fee waiver and expense reimbursement agreement with CWAM that also expires on April 30, 2013; expense ratios without and with the contractual waiver/reimbursement for Columbia Acorn Emerging Markets Fund are 13.35% and 1.60%, respectively, and for Columbia Acorn European Fund are 19.02% and 1.50%, respectively. See Page 93 for more information about the Funds' fees and expenses.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index.

2

Chattering Squirrels
Columbia Acorn International Turns 20

P. Zachary Egan	Louis J. Mendes III
Co-Portfolio Manager	Co-Portfolio Manager

On September 23, Columbia Acorn International celebrated its 20-year anniversary. The timing of the Fund's launch was auspicious: after posting a 6.9% return through December 31, 1992, even as international markets were generally down, the Fund went on in its first calendar year of operation in 1993 to return over 49%, with assets under management rising from $29 million to $906 million. By all accounts, the Fund has had a successful run. As of September 30, 2012, Columbia Acorn International was ranked the best performing (1 out of 53) equity mutual fund over 20 years in the "Global ex-USA" investment area as defined by Morningstar.1 However, past performance does not guarantee future results. Today the Fund has about $6.4 billion in assets under management.

As one of the largest dedicated international small-cap funds, the Fund enjoys certain advantages. One important advantage that scale provides is the ability to maintain a large and specialized analyst team. Our current 10-person team has the necessary language and other skills, time and financial resources to ferret out investment ideas wherever they might be. In the course of the last year alone, our analysts have met with over a thousand companies and spent time on the ground in dozens of countries. Our size and research firepower also allow us to construct a broad portfolio containing lots of stocks and consequently myriad data points on industry and other developments. Combined with an investment holding period comparatively long for the industry (as reflected in the Fund's historically low portfolio turnover), our size facilitates patient analysis and thoughtful decision making. Scale also confers an ability to vote large numbers of shares of our portfolio companies in the interests of our clients, and to engage in a dialogue with portfolio companies regarding the issues that matter most to us as long-term shareholders.

An annualized 11.06% return from Fund inception through September 30, 2012, equates to an eight-times multiple of investment. At the 1992 launch, the Fund used the MSCI EAFE Index as its benchmark, which was the most widely recognized international benchmark at the time. This index returned a comparatively lower 5.51% annualized gain over this same time period. While that is still nicely ahead of inflation and therefore confers a pleasing increase in purchasing power, it equates to a multiple of merely three-times an initial investment made at the Fund's launch, reflecting how, when compounded over a long period, a spread over a benchmark makes a big difference. Today the Fund uses the S&P Global Ex-U.S. Between $500M and $5B Index as its benchmark, which better captures our small-cap orientation and inclusion of emerging market stocks. This index has returned 8.24% per annum since the Fund's inception, which equates to a multiple on invested capital from Fund launch through September 30, 2012, of about 4.9 times. A $1,000 investment in Columbia Acorn International at inception would be worth about $8,000 today, but worth only about $4,900 had one obtained instead merely the benchmark return. For this reason, we at CWAM are hyper attentive to how we do versus benchmarks. We track the returns on actual dollars that individual analysts generate, and have structured incentives so that analysts and portfolio managers are rewarded if shareholders enjoy returns net of fees that are meaningfully better than the benchmark return.

Consistency of process has also been a hallmark of the Fund over its 20-year history. While we have tried to learn from our mistakes and worked to improve our processes over the years, seeking to pay reasonable prices for growing businesses with better-than-average economics has remained a constant. By better-than-average economics, we mean high profits relative to the capital that must be tied up in the business in the form of assets, inventories and receivables. A good measure of the quality of a business can be its return on equity ("ROE"), defined as net income divided by accounting book value. The Fund's quality bias is reflected in the average ROEs of the companies that comprise it. The following table shows how, over the last 15 years (we couldn't get primary benchmark data going back 20 years), the weighted average ROE of the companies in the Fund has been substantially higher (61% on average) than that of companies

3

in the benchmark. Identifying high-quality businesses, however, is not enough to generate competitive returns. It is also important to buy them at the right price. The two right-hand columns in the table below demonstrate that, while we generally have had to pay a premium to the market as measured by the price-to-earnings multiple, that premium has on average been modest (13%). Given the higher growth and quality we expect from these companies, that premium strikes us as reasonable.

September 30:		ROE Columbia Acorn International (%)	ROE benchmark (%)	P/E Columbia Acorn International (multiple)	P/E benchmark (multiple)
1998	*	22.4	12.7	33.3	25.9
1999	*	11.9	10.7	49.4	34.8
2000	*	17.1	9.4	60.0	36.8
2001	*	18.2	10.1	26.1	24.1
2002	*	15.0	7.9	19.1	21.1
2003	*	13.7	6.7	20.8	24.5
2004	*	15.7	9.9	23.9	25.0
2005	*	18.5	11.3	23.6	26.6
2006	*	18.9	12.9	24.1	25.0
2007	*	20.3	15.3	31.1	26.7
2008	**	20.9	15.9	18.6	20.1
2009	**	18.6	8.1	23.4	23.0
2010	**	16.7	9.8	28.7	24.9
2011	**	18.3	12.9	20.3	18.1
2012	**	19.9	12.0	22.9	20.3
Average over 15 years		17.7	11.0	28.4	25.1
Premium (multiple)		1.61		1.13

These are weighted average, trailing 12-month figures.

*The primary benchmark for Columbia Acorn International was the Citigroup EMI Global ex-U.S. Index ("EMI"). EMI was added as a benchmark for Columbia Acorn International on September 30, 1997.

**The primary benchmark for Columbia Acorn International was the S&P Global Ex-U.S. Between $500M and $5B Index.

We attribute much of the Fund's success over the last 20 years to generally getting the relationship between growth, quality and cost right. We did let valuations get away from us in the 1999-2000 period, which we don't intend to repeat. High ROE businesses generally have more of their earnings available to return to shareholders as dividends or share buybacks, or to reinvest in growth, as opposed to simply maintaining their asset base.

The international investment landscape is considerably changed from what it looked like in 1992. This is particularly salient when one considers Asia. While the "Asian Tiger" economies of Hong Kong, Singapore, Taiwan and Korea attracted a great deal of attention when the Fund was launched—the Fund roughly had as much weight in Asia ex-Japan as it does now—important markets today, such as China and India, were essentially not investable. Throughout emerging markets,2 the opportunity set was also comparatively narrow in 1992, and heavily skewed towards unexciting banks and construction companies. We have a lot more entrepreneurial companies from which to choose today, companies that enjoy leadership positions in profitable niche areas, and therefore conform more closely to the high quality, Acorn-style businesses discussed above. The next 20 years could very well be as volatile and exciting as the last 20 years. We will remain steadfast in our process, and seek to be able to report at that time an even better record of stewardship of your money.

1  Morningstar Percentile Rankings are based on the average annual total returns of the funds in the category for the periods stated and do not include any sales charges or redemption fees, but do include 12b-1 fees and the reinvestment of

4

dividends and capital gains distributions. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. Rankings for each share class will vary due to different expenses. Had sales charges or redemption fees been included, total returns would be lower. Columbia Acorn International was ranked as follows. Rankings are based on funds that have an inception date of September 23, 1992, Columbia Acorn International's inception date, or older and reflect performance of the oldest share class.

As of September 30, 2012

Morningstar Category: Global ex USA	1-year	3-year	5-year	10-year	20-year
Columbia Acorn International, Class Z	20	2	1	2	1
Number of funds in category	53	53	53	53	53

  ©2012 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2  Emerging markets today represent about a quarter of the Fund's investment universe and a quarter of the stocks in the Fund. Emerging market countries include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

5

2012 Shareholder Information Meeting Recap

On September 19, 2012, we held our annual Shareholder Information Meeting in Chicago. Following are highlights from your portfolio managers' presentations. While they did not present at this year's meeting, the portfolio managers of Columbia Acorn Emerging Markets Fund, Columbia Acorn European Fund and Columbia Acorn Select have provided comments to include in this recap. Data used in the presentations has been updated through September 30, 2012.

Charles P. McQuaid, Chief Investment Officer and Lead Portfolio Manager, Columbia Acorn Fund and Columbia Thermostat Fund

Columbia Acorn Fund's performance fell short of its benchmark, the Russell 2500 Index, for the 1-year period ended September 30, 2012. Fund foreign stock holdings hurt performance by 0.8% during the period, as did domestic consumer discretionary holdings, which cost the Fund nearly 1.5%. Domestic industrials were about neutral for performance this year, while telecom services stocks helped.

Looking at largest positions in the Fund, industrial stocks Ametek, Donaldson and Mettler-Toledo International occupy important niches, and all have shown excellent profitability and continue to do well fundamentally. Premium active apparel retailer lululemon athletica has generally been strong but on a roller coaster ride over the last year. It was a standout on the negative side in the second quarter, then a top contributor in the third. Due to valuation concerns and our desire to control risk, we sold about 40% of the Fund's position in lululemon athletica over the last year.

The communications tower industry is a prime example of our "downstream from technology" theme. Technology is a tough sector with lots of competition and fast product cycles. Think of cell phones. First Motorola dominated the industry, then Nokia, then Blackberry-RIM, and now Apple and Samsung. Instead of investing in these companies, we've invested downstream. Most recently, we've focused on communications towers companies, which are often local monopolies because zoning keeps out additional towers. Big wireless companies are leasing additional tower space for antennas as consumers demand more data. Crown Castle International was on the Fund's top-10 list last year and SBA Communications has joined the list this year. Due to size and valuation, we trimmed about a quarter of the Fund's Crown Castle position over the last year but we thought SBA Communications had more upside so we added to it.

Looking at weightings by industry, the Fund continues to have its largest overweight in industrials, where we've found stocks representing what we think are good businesses at reasonable valuations. Furthermore, we've added a new theme that we call, "The Resurgence of American Manufacturing." Manufacturing unit labor costs have remained steady in the United States for a few decades, while unit labor costs are rising rapidly in many developing countries. In addition, natural gas prices are much cheaper in the United States than in most of the industrialized world, and that reduces costs for many manufacturers. We've seen examples of companies moving manufacturing to the United States, and with that manufacturing comes demand for equipment and components.

Though down from last year, Columbia Acorn Fund's next largest overweight is in consumer discretionary. While we still believe in the affordable luxury of American brands, economic problems overseas have slowed progress in several countries and some of the stocks are down as a result. We also felt that some stocks in this sector were getting expensive, so we trimmed.

The largest underweight continues to be in financials, due largely to the Fund having relatively little exposure to Real Estate Investment Trusts (REITs). REIT growth has generally been slower than other industries, and we don't think many of the stocks are cheap. We did make some purchases of insurance stocks because we believed valuations were reasonable and the insurance cycle was turning positive, but returns on capital are generally uninspiring.

Turning our attention to Columbia Thermostat Fund, we celebrated the Fund's 10-year anniversary in September. From inception through the end of September, the Fund's Class Z share performance edged out its equity benchmark, despite having lower volatility, and beat its debt benchmark.

A decade ago, firm and Fund founder Ralph Wanger noted that, historically, there have been two long-term

6

market phases: one he called "exponential growth," where stocks generally rise for many years, and the other he called "sine wave," where stocks are stuck in a trading range. These sine wave phases had lasted as long as 25 years. Ralph designed Columbia Thermostat Fund for a sine wave market cycle, and that is indeed what we've experienced since the Fund's inception.

Columbia Thermostat Fund buys stock funds when the market drops and sells them when the market goes up. Except for a little cash, the dollars come from, or go to, the bond funds. Thermostat's percentage of stocks has faithfully moved in the opposite direction of the market. Buying low and selling high has been effective so far in this sine wave market.

Robert A. Mohn, Director of Domestic Research, Lead Portfolio Manager, Columbia Acorn USA and Co-portfolio Manager, Columbia Acorn Fund

Columbia Acorn USA fell short of its small-cap benchmark, the Russell 2000 Index, for the one-year period ended September 30, 2012. Most of that shortfall occurred as the market surged during the fourth quarter of last year and the Fund failed to keep up. In 2012, Columbia Acorn USA's relative performance began to bounce back, and the Fund led its benchmark year-to-date through the end of September.

The Fund's best-performing sectors over the past 12 months were telecommunications and industrials. In telecom, the Fund benefitted from a heavy weight in cellular tower stocks and companies providing fiber optic connections to businesses. In industrials, the Fund had strong performers ranging from companies that manufacture dispensing systems for adhesives to companies that sell commercial lighting fixtures. The poorest-performing sectors over the past 12 months were: retailers, where too many of the Fund's larger holdings announced disappointing same-store sales results; financials, hurt by a group of our smaller, regional banks whose margins are getting squeezed by the Fed's zero interest rate policy; and health care equipment, with companies suffering from crimped capital expenditure budgets at hospitals.

I want to discuss two aspects of our research process: our team approach and our theme approach. Our domestic research team is made up of 15 analysts organized along industry lines, each with a specialized area of expertise. What is rather unique to us is how deeply the team is involved in directly managing our flagship Columbia Acorn Fund. We think of Columbia Acorn Fund as being divided into smaller industry sector funds, each managed by one of our analysts. We internally track the performance of each analyst's sector funds and tie his or her compensation to the return the analyst achieves relative to an industry-specific benchmark. Furthermore, roughly half of our analysts are able to directly input trades for the Fund. This is why we often refer to our investment management style as a team approach. Less seasoned analysts are required to run their trading ideas by the portfolio managers, who are also responsible for industry weighting decisions and risk management.

Next, I want to elaborate on our theme approach to investing by discussing three of our current investment themes.

Orphan Drugs/Breakthrough Therapies

Our biotech analyst, Rich Watson, has concentrated his biotech holdings in a group of companies developing what are called orphan drugs. These drugs treat life-threatening diseases that only affect a small number of patients.

Why are we focused on orphans? First, they have an easier regulatory pathway through the U.S. Food and Drug Administration (FDA). Given their tiny patient populations, the FDA acknowledges that large trials are not feasible for orphan drugs and, since they treat extremely severe and unmet medical needs, the FDA is more tolerant of any side effects identified during the trial process. Second, orphan drugs have superior pricing power. Though orphan drugs are often quite expensive on an individual dosage basis, any one payor typically insures only a handful of patients with a given orphan disease so the cost is relatively small. Finally, orphan drugs have stronger patent protection, less risk of generic competition and stickier market share than traditional pharmaceuticals.

The Cloud

Traditionally, computers have operated in an on-site environment, where programs, databases and storage capacity are physically located on your site. Cloud computing takes that stuff and centralizes it, usually on a large cluster of off-site servers, where you can access your applications and

7

computing power through the internet. The cloud offers many benefits to computer users: it's cheaper, it's more scalable, more flexible and allows users to access huge amounts of computing power on an as-needed, pay-as-you-go basis.

Our software analyst, John Emerson, has built up investments in companies that own and manage the data centers that house the Cloud infrastructure, as well as in software companies that deliver their applications via the Cloud. These are called "software as a service" companies. Software delivered over the Cloud doesn't require on-site installation, which significantly reduces set-up costs. The time and effort required for ongoing management and maintenance of the software is also reduced, allowing companies to cut expenses and slim down their internal technology departments. Despite the obvious advantages, at the end of 2011 spending on software as a service was estimated to comprise less than 11% of the total software application market. We believe this powerful theme has a long way to go.

The Clean Theme

We began investing in our "clean theme" over 10 years ago, when our industrials analyst, Rob Chalupnik, recognized increasing global demand for cleaner inputs. These could be inputs for people, such as the air that we breathe or the water that we drink, as well as inputs for manufactured products and systems, such as engine air intakes or pharmaceutical reagents. Governmental regulation reinforces this theme, as regulatory mandates for a cleaner environment, safer food and more stringent quality control increase.

Most of our clean theme investments are in the filtration business, which has many appealing qualities. For example, a good portion of profits of these companies come from sales of replacement filters, which need to be replaced on a regular basis, in good times and in bad. Filtration companies also tend to have admirable pricing power. Another clean theme play is product inspection companies that inspect food items for contamination or test manufactured products for quality specifications.

Lead Portfolio Manager Ben Andrews and Co-portfolio Manager Robert A. Chalupnik, Columbia Acorn Select

Though we did not present at this year's Shareholder Information Meeting, we did attend and listened to what shareholders had to say. Many were concerned about U.S. deficit spending and whether it will cause high inflation in the future. The value of the dollar and the future for interest rates were also concerns.

While we consider these broader, economic problems, they reflect top-down issues that are difficult to decipher and predict. At CWAM, our analysts are what Chuck McQuaid likes to call "stock nuts." Stock nuts enjoy and get excited about analyzing and investing in companies. This is defined as bottom-up investing, an investment approach that de-emphasizes the significance of economic and market cycles and focuses on the analysis of individual stocks. As bottom-up investors, we focus our attention on a specific company rather than on the industry in which that company operates or on the economy as a whole. The bottom-up approach assumes that fundamentally strong companies can do well even in an industry that is struggling. This is the opposite of top-down investing. Top-down investing looks at the "big picture" in the economy and financial world and then breaks those components down into finer details. The top-down approach can be useful in determining the most promising sectors in a given market, but we have found that with top-down analysis, the bigger the picture you're trying to analyze, the more complicated it gets. Interest rates or inflation trends are huge, dynamic problems that are extremely difficult to predict with any sort of accuracy.

But investors are right to question the impact big-picture problems may have on their investment in the Funds. Long-term deficit spending has made the economic equation much more complicated now than in years past. Consider the U.S. Federal Reserve's quantitative easing programs. The Fed has bought $3 trillion of U.S. treasuries and mortgages, which amounts to more than 20% of the United States' debt obligations.1 What could be the repercussions of this move? Most would think that such excess government borrowing and market manipulation will raise interest rates and inflation. But if we look at Japan, which

8

has arguably been in one of these balance sheet recessions2 for many years now, there is little evidence of inflation. Japan's government debt is more than two-times its GDP, and they are experiencing more of a deflationary spiral. In the United States, the inflationary path seems more likely, though deflationary signs are present as well. It's also possible the United States won't experience either of these if solid growth of 3%-plus per year can be restored to the economy.

If the United States experiences inflation, precious metals, farmland, timberland, some real estate, and solid growth stocks may hold up in that environment. If the United States experiences deflation, cash, debt instruments (if the borrowers remain solvent), foreign investments in more stable markets and solid growth stocks, especially ones that pay a dividend (the stock's valuation multiple will initially contract, but it should rebound over time), could perform okay. Common to both of these scenarios is solid growth stocks, which is what CWAM analysts look for as bottom-up investors.

P. Zachary Egan, Director of International Research, Co-portfolio Manager, Columbia Acorn International and Columbia Acorn Emerging Markets Fund

September 23, 2012, marked the 20th anniversary of the launch of Columbia Acorn International. It is hard to exaggerate how much has changed in international politics and economics over the last 20 years. Curious about what the Fund looked like in the early days, I pulled some of the early annual reports and ran some performance comparisons. I discovered the following:

•  Many of the companies that were held at Fund inception, particularly in Europe, are no longer publicly traded. Many were either acquired or merged. Some are now large-cap companies.

•  The best performing stock in the Fund's history has been UK energy company Tullow Oil, up 20-times. We bought it almost 11 years ago and still hold it today.

•  The worst performing stock was Fu Ji Food and Catering Services, a Chinese outsourced office canteen operator that ended in an accounting scandal and was a complete loss.

•  And, while we hate losing money, the disparate outcomes of these two investments highlights one of the attractions of investing in growth companies: you can make 20-times your money, but only lose 1-time your money.

•  Japan was the worst performing market over the Fund's history. At the outset of the Fund, Japan was massively over-valued and then suffered an unwinding of a property bubble.

•  Scandinavian markets, which are mature economies with aging populations, were the best-performing markets for the Fund, underscoring that high GDP growth is less correlated with stock market returns than one might expect, though these markets had suffered through a banking crisis in the early '90s.

While doing my research, I was most struck by Ralph Wanger's commentary in the Fund's 1993 annual report. Investment commentary seldom holds up for even a few years, let alone 19, and it makes his words particularly noteworthy:

"Amazing things have been happening in the world. Over only a five-year time period, a majority of the world's population has gone from some form of socialism or state control toward free markets."

While that was not news to anybody at the time, succinctly identifying the single thing that will matter most to investors over a long period of time is not easy to do. When I consider how our Fund is positioned today, at a high level, it is this very same political/economic transformation, with origins in the late '80s and early '90s, that grounds many of the investment themes and ideas in the Fund.

This transformation is behind the integration of China, Central and Eastern Europe, and, to a lesser extent, India into the global production system. China's subsequent demand for resources brought a three-decade bear market in commodities to an end, which had huge repercussions for resource-based economies in Latin America and elsewhere. In India, after the dissolution of the Soviet Union took the shine off that economic model, economic liberalization, which started in 1992, removed constraints behind the 3% "Hindu rate of growth," in what used to be a highly insular economy. Finally, across much of Asia, this transformation

9

ultimately drove a marked increase in disposable incomes, resulting in the emergence of an entire continent of new consumers hungry for Western brands.

From a 40,000 foot view, this geopolitical change is still one of the biggest engines of growth in the global economy. Much of the Fund's investments ultimately tie to the movement of goods, capital, labor or ideas between high-income societies in the West and Japan on the one hand, and low cost, industrializing, urbanizing societies on the other. The uneven development of capitalism and free markets in the 20th century resulted in highly dissimilar levels of productivity and, with it, wages and living standards. As firms now invest to take advantage of these dissimilarities, they grow, as do the economies in which they operate, which makes everybody on average richer.

This gradual convergence in productivity levels between "the West" and the rest, referred to as the "Great Convergence" by Financial Times journalist Martin Wolf, is making emerging societies richer. But the magnitude of these changes is not always fully appreciated. This change has expanded the ranks of consumers to whom packaged foods, leisure activities and luxury goods are affordable.

Another group of clear beneficiaries, however, are Western industrial companies that are facilitating the convergence by supplying sophisticated factory automation to Asian producers or complex logistics systems that tie producers into global supply chains. These companies control innovative products and processes not easily replicated by the Chinese and Indians. Western companies have an advantage in the form of a highly educated workforce, but also in the form of high production, and high environmental and safety standards that are eventually sought by emerging market customers. Industrial companies represent about a quarter of the Fund's assets, and many of them—largely from Europe and Japan—fit into this bucket.

In short, the big geopolitical change, which Ralph emphasized almost 20 years ago, arguably remains the most important feature of our investment landscape, and it's likely that capital will continue to flow into developing regions, driving productivity convergence with already industrialized economies, and generating a lot of opportunity for investors along the way.

Christopher J. Olson, Lead Portfolio Manager, Columbia Acorn International Select

Columbia Acorn International Select performance for the one-year period through September 30, 2012, more than doubled that of its benchmark, the S&P Developed Ex-U.S. Between $2B and $10B. Though up only slightly, the Fund's positive gain for the five-year period also outpaced the benchmark. The past one- and five-year periods have been characterized by a tremendous amount of volatility and economic uncertainty and I do not expect these influences to diminish in the near future.

With volatility expected to continue, you may wonder what is in store for the Fund. We closely consider the risks we are taking in the Fund's individual investments and in the portfolio as a whole. We believe that holding a portfolio of carefully researched and considered stocks should give the Fund good returns with a reasonable risk profile. It is important to manage that risk/reward balance over time to determine how long to hold a given stock.

Given the concentrated nature of the Fund, it is also important to carefully consider the larger risks that may be inherent in the portfolio, such as economic, political, country, industry, balance sheet and beta risks. While an investment may make sense on an individual level, the portfolio as a whole can take on different risk characteristics as a result of one investment.

In recent years, I've taken the view that there is much more risk inherent in the global financial system than the market believes. As a result, I've had a bias toward companies with high cash flow and dividend yields, visible earnings streams, solid and less complicated balance sheets, and businesses with good competitive positions. At the same time, I've also had a bias for regions with stronger government finances, less public debt and healthier banking systems.

The Fund's top 10 holdings reflect these themes. Taiwanese mobile telecom operators, Far EasTone and Taiwan Mobile are benefiting from the strong move to smartphones and the increasing data usage that accompanies such a transition. The mobile telecom market in Taiwan has only a few significant players, limiting competition. These are also cash-rich businesses with little debt. When purchased for the Fund in the second half of 2011,

10

these stocks yielded about 6% to 7% and currently yield in the 5% to 6% range. From a bottom-up perspective, these are attractive investments. From a macro perspective, they are located in an attractive environment. While Taiwan is susceptible to a slowdown in exports, its government is constitutionally limited to 40% government debt as a percent of GDP, the political situation looks stable for now, and the financial system is well regulated and relatively strong, after Taiwan learned its lesson during the Asian Crisis of the 1990s.

Another area represented in the Fund's largest holdings is Singapore REITs as highlighted by investments in Ascendas REIT, which was first added to the portfolio in May 2009, and Mapletree Industrial Trust, which was added in May of 2011. When bought, these stocks had dividend yields over 7% and are still currently around 6%, which, in a low interest rate world, is remarkable. And, they aren't the most risky businesses. During the 2008 financial crisis, occupancy rates for properties held by the REITs barely went down and the REITs were easily able to fund their debt when the markets were closed to many other participants. Singapore has a very pro-business environment with low tax rates, minimal regulations, a budget surplus, no net government debt, and a well-run banking system. It is no wonder that multinational companies are increasingly moving there, driving strong demand for property.

If we step back and look at the overall portfolio, where are the major risks to performance? The main one is possibly its more defensive nature. If real and/or nominal economic growth takes off and the markets rally, there is a risk that the Fund will lag its benchmark and competition. However, looking around the world, most data shows poor economic trends. I believe that we are unlikely to see a strong increase in growth. In fact, in many cases, the trends are worsening.

Central bank intervention could fuel a recovery and dampen the Fund's relative performance. At any sign of weakness over the past four years, central banks have stepped in to print money in an attempt to restart the financial markets and economies. In order to hedge fiscal policy risks to Fund performance, I greatly increased the Fund's weight in gold and silver mining stocks. These companies had languished for quite some time and had been trading at multiples far below historical averages. We found a number of companies that made sense to invest in from the bottom up even if precious metal prices didn't rise. Goldcorp and Fresnillo, which show up in the top 10 holdings, are two of those.

Lead Portfolio Managers Fritz Kaegi and Stephen Kusmierczak, Co-portfolio Managers P. Zachary Egan and Louis J. Mendes, Columbia Acorn Emerging Markets Fund

A year ago, we described our investment process. With the Fund now over a year old, let's review its current positioning.

We have a team of 10 international analysts, each with a regional or sector coverage area. The analyst drives stock selection in the coverage area. We evaluate each analyst's performance by comparing the returns of the stocks selected versus the performance of all the stocks in his or her coverage area. Six of these analysts are also portfolio managers of a Columbia Acorn Fund.

Analysts' bottom-up stock selection drives the Fund's sector and regional weights—portfolio managers do not make a top-down sector or region tilt. The portfolio managers do track whether the Fund is leaning in one direction, or unintentionally making repeated bets on the same factor. We work together to appropriately size positions and triage ideas, generally (but not always) aiming for a minimum position size of 1% of the Fund for each holding.

The Fund's key tilt is toward consumer discretionary, with a sizable underweight in financials. Since September 2011, consumer discretionary has increased from 21% of the Fund to 30% as of September 30, 2012, while the benchmark weight has remained at about 15%. The Fund's consumer discretionary holdings are mostly retailers, casino operators and media stocks. In emerging markets, these companies can benefit from powerful competitive advantages, attractive incremental economics and growth drivers that are largely local, rather than global.

Growth is particularly important in valuing these companies, so they tend to trade at higher earnings multiples. In 2012, our holdings performed well but most are trading at higher earnings multiples than a year ago. These valuations get close scrutiny from us; we are spending a lot of time tracking growth trends, sustainable growth rates and

11

competitive conditions to make sure prices do not get ahead of reasonable expectations for growth.

In financials, the Fund's underweight relative to the benchmark is up from 9% last year to 13% at September 30, 2012. We are not making a top-down call on financials. Rather, our analysts individually see businesses—mostly banks—with little sustainable competitive advantage and transparency, and with much risk. Note that three financials (Rand Merchant Insurance, Coronation Fund Managers, and Halyk Savings Bank of Kazakhstan) are in our top 10 holdings because we like their competitive advantages. The Fund's financial holdings delivered a 37% return for the one-year period ended September 30, 2012, while financials in the benchmark rose 24% (against a rise in the benchmark itself of 18.53%). This demonstrates why we don't want top-down calls by portfolio managers to override our analysts' bottom-up assessments.

In regional terms, the Fund is 7% overweight in Southeast Asia and 10% underweight in Latin America.3 We like the local demand drivers and macro fundamentals in Southeast Asia, but our holdings' management teams and powerful business models were decisive to our positioning. In the case of Latin America, the Fund's underweight does not result from a negative opinion on the region. We do have three analysts that look closely at the area; we just haven't found enough good companies selling at attractive valuations in that region.

Lead Portfolio Manager Andreas Waldburg-Wolfegg and Co-portfolio Manager Stephen Kusmierczak, Columbia Acorn European Fund

We noted last year that launching the new Columbia Acorn European Fund in the middle of the ongoing European economic crisis seemed an odd proposition, yet we also maintained that there were good opportunities for stock picking in the region. We are pleased to report that Columbia Acorn European Fund outperformed its benchmark, the S&P Europe Between $500M and $5B Index, by 179 basis points over the last 12 months, gaining 21.00% versus the benchmark's 19.21% increase. Since inception on August 19, 2011, the Fund was up 12.32% against a benchmark gain of 9.09%. Despite an environment of substantial macroeconomic uncertainty, this performance has been achieved by focusing on companies and their businesses, not by trying to out-guess the political and economic strategists on the likelihood of a Greek exit from the Eurozone.

The European investment team, like the larger international team at Columbia Wanger Asset Management (CWAM) of which it is a part, is mostly composed of generalist investors. This means that CWAM's international analyst responsibilities are largely apportioned by geography. We are not committed or required to maintain the same sector or country weights as our benchmark and instead construct the portfolio stock by stock, from the bottom up. Our decision to invest in a certain company and determining its proper weighting in the portfolio are the result of fundamental analysis. We believe we can gain an edge by organizing and analyzing information about small companies, rather than trying to decipher the intricacies of Europe's complex and diversified economy.

The result of this stock-picking strategy is a European portfolio that is overweight companies listed in France and Germany. We admittedly do not know what policies the new Hollande government will implement in France, yet our two largest holdings in the Fund are French-listed companies incorporated in the Netherlands and in Luxembourg. Gemalto is a leader in smart chip technology used in pin-chip credit cards and mobile phone electronic payments, while Eurofins Scientific is a supplier of food, pharmaceuticals and materials testing services. If we had steered the portfolio based on a perceived negative election result in France, we would have missed the over 85% return in our two biggest names. Instead, our analyst determined that these companies should benefit from trends that are easier to identify and measure, such as the growth in electronic payments and the increasing focus on food and product safety. Similarly, our fifth largest holding, Wirecard, is a provider of online payment processing and risk management. Our investment is not intended as a bet on German GDP growth. Rather, our analyst believes that Wirecard should be a major beneficiary of the growth in e-commerce. The stock gained over 50% in the 12 months ended September 30, 2012.

While the macroeconomic situation is still highly uncertain, we continue to believe that there are great

12

opportunities to invest in European companies by following CWAM's careful and disciplined investment approach.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Chattering Squirrels" are those of the authors and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

1  Additional data available on the Federal Reserve Bank of St. Louis website at http://research.stlouisfed.org/publications/usfd/20121005/usfd.pdf.

2  Koo, Richard C., The Holy Grail of Macroeconomics: Lessons from Japan's Great Recession, (Singapore, John Wiley & Sons (Asia) Pte. Ltd., 2008).

3  Country weights can be found on Pages 82 and 83.

13

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn
Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/12

lululemon athletica	1.9%
FMC Technologies	1.4%
Ansys	1.1%
Informatica	1.0%
Cepheid	1.0%
IPG Photonics	0.9%
Hexagon	0.7%
ARIAD Pharmaceuticals	0.5%
Atwood Oceanics	0.5%
ShawCor	0.4%
Atmel	0.3%
Rosetta Resources	0.3%
Quality Systems	0.2%
Kenexa	0.2%
InterMune	0.1%

Columbia Acorn Fund rose 4.81% in the third quarter of 2012, somewhat less than the 5.57% gain of the Russell 2500 Index, its primary benchmark. As shown on Page 2, the Fund edged out the Lipper Mid-Cap Growth Index but rose less than the large-cap S&P 500 Index.

Energy stocks were strong in the quarter. Oil service company FMC Technologies rose 18% on stronger demand, pricing and margins for its subsea production systems. Offshore driller Atwood Oceanics and Canada-based oil and gas pipeline products manufacturer ShawCor each gained 20%. Atwood booked contracts at higher rates while ShawCor put itself up for sale. Oil and gas exploration company Rosetta Resources jumped 31% on rising production and improved prices for natural gas liquids from its Eagle Ford shale wells in South Texas.

Technology stocks were mixed during the quarter. Winners included fiber laser producer IPG Photonics and engineering software company Ansys, up 31% and 16%, respectively, on better than expected earnings. Workforce management software provider Kenexa jumped 57% as it agreed to be purchased by IBM; this was the Fund's eleventh takeover announced in 2012. On the downside, data integration software company Informatica fell 18% on disappointing earnings, and semiconductor producer Atmel dropped 21% on a loss of market share.

Health care stocks generally lagged in the third quarter. Cepheid, a producer of molecular diagnostic instruments and supplies, had disappointing orders and then a manufacturing problem, and fell 23% during the quarter. Health care information systems provider Quality Systems dropped 32% on a delay in orders pending the release of updated government standards. InterMune's stock was down 25% on a disappointing rollout of the drug manufacturer's pulmonary fibrosis drug in Europe. On the plus side, ARIAD Pharmaceuticals surged 41% on promising data from a study of its lung cancer drug.

Premium active apparel retailer lululemon athletica remained volatile, but in a good way this quarter. The stock was up 24% and was the Fund's largest dollar winner. Net sales increased 33%, driven by 15% same-store sales gains, additional stores, and e-commerce sales, which were up 91% from the prior year. Earnings guidance was boosted somewhat.

After several quarters of relative weakness, Columbia Acorn Fund's international stocks outperformed, rising 11.25%* in the quarter. Swedish measurement equipment and software provider Hexagon rose 25% on nice organic growth and improving margins. A handful of small Canada-listed energy stocks jumped over 30% on higher oil prices, while ShawCor, mentioned above, gained 20%. Columbia Acorn Fund's international stocks accounted for 8.7% of the Fund's assets at quarter end, up from 8.3% at the beginning of the quarter.

While the economic outlook remains uncertain, we are happy with the fundamental progress achieved by many of the portfolio holdings. This quarter's "Chattering Squirrels" section mentions several companies and themes that shareholders should find interesting.

*These returns are not comparable to mutual fund returns, as they are gross of fees and other expenses and do not portray the cash effects incurred by actual mutual funds. Columbia Acorn Fund's foreign stockholdings were not purchased as a balanced, stand-alone portfolio.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

14

Columbia Acorn Fund (ACRNX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through September 30, 2012

Inception 6/10/70	Year to date*	1 year	5 years	10 years
Returns before taxes	14.49%	26.82%	2.71%	12.09%
Returns after taxes on distributions	14.28	26.01	2.16	11.47
Returns after taxes on distributions and sale of fund shares	9.67	18.36	2.25	10.75
Russell 2500 Index (pretax)**	14.33	30.93	2.80	10.86

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 0.77%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 9/30/12

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 9/30/12

1.	Ametek Aerospace/Industrial Instruments	2.0%
2.	lululemon athletica Premium Active Apparel Retailer	1.9%
3.	Donaldson Industrial Air Filtration	1.7%
4.	Crown Castle International Communications Towers	1.6%
5.	Mettler-Toledo International Laboratory Equipment	1.6%
6.	tw telecom Fiber Optic Telephone/Data Services	1.4%
7.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.4%
8.	SBA Communications Communications Towers	1.2%
9.	Amphenol Electronic Connectors	1.1%
10.	Ansys Simulation Software for Engineers & Designers	1.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class Z)

June 10, 1970 through September 30, 2012

This graph compares the results of $10,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Index and to an initial $31,777 investment in the Russell 2500 Index on the index's December 31, 1978 inception date. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the indexes. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $17.5 billion

*  A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

15

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III
Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/12

Nagacorp	0.5%
Tahoe Resources	0.5%
Mongolian Mining	0.5%
United Breweries	0.4%
New Oriental Education & Technology	0.3%
Zhaojin Mining Industry	0.3%
Sintokogi	0.2%
PureCircle	0.2%
Torishima Pump Manufacturing	0.1%

Columbia Acorn International returned 7.30% in the third quarter of 2012, 29 basis points behind its primary benchmark, the S&P Global Ex-U.S. between $500M and $5B Index. Year to date, the Fund's total return of 16.66% is 388 basis points ahead of its benchmark. International small-cap stocks have outperformed larger cap stocks so far this year, with the large-cap developed market MSCI EAFE Index rising 10.08% year to date.

Concerns regarding a global economic slowdown and credit crises in Europe and the United States have cast a net of nervousness over most equity markets globally. Grim sentiment on the macroeconomic picture persisted in the third quarter, as did the outlook for interest rates, already at historical lows. A slow-growth, low interest rate environment is challenging for investors, whether value-focused or searching for growth. Normally defensive, high dividend-paying, steady cash generators, such as real estate investment trusts, have been among the best performers, as investors have apparently settled in for what they expect to be a long period of bad economic news. With growth a scarce phenomenon in the world, emerging market consumer stocks were buoyant, as investors pushed into some of the only growth around, sometimes regardless of price. Cambodian-based gaming company Nagacorp rose 29% and India's leading brewer, United Breweries, was up 27%. Meanwhile most industrial and financial stocks have continued to struggle. Within the Fund, Japanese cyclical industrial companies led the quarter's decline with Sintokogi off 31%, Torishima Pump Manufacturing down 28%, and Shimadzu falling 18% on the back of weak quarterly earnings reports and concerns about overall global economic growth. We sold the Fund's position in Shimadzu.

The Fund's top percentage gains came from PureCircle, a small London-listed company involved in the refining and marketing of stevia, a zero calorie, all-natural alternative to sugar. This is a risky company and a commensurately small position in the Fund. While there is considerable uncertainty about how stevia might ultimately be used, the product has won regulatory approvals in the United States and Europe, and more general adoption by food and beverage companies could eventually drive large volumes. Concerns over accounting treatment of U.S.-listed Chinese companies with complicated "variable interest equity structures" sent Chinese education service provider New Oriental Education & Technology down over 30%.

Gold and gold miners were up on concerns that money printing would eventually cause inflation. Guatemalan gold and silver miner Tahoe Resources, for example, rose 47% and China-based gold miner Zhaojin ("find gold" in Chinese) Mining Industry increased over 34% on a U.S. dollar gold bullion price, which was up almost 11% in the quarter. Not all commodity companies performed well in the quarter, especially those with disappointing execution and stretched balance sheets. Petropavlovsk, fell 20% as disappointing cash flows caused concerns that the company would need to raise new capital. We sold this position in the quarter. Mongolian coking coal miner Mongolian Mining was down 20% on anxiety over slowing Chinese demand for coking coal as steel output slowed.

Markets have a lot of news to process in the fourth quarter. The United States will have an important election, and China will undergo a change of government. Europe will continue to negotiate a delicate balance between sustainable public finances and economic security demanded by its citizens on the one hand, and between the sovereignty of individual EU member states and the necessity of effective governance required by a single currency, on the other. Equity prices are highly sensitive to discount rates, which themselves are now strongly influenced by monetary policy interventions, and therefore difficult to forecast. All of this suggests that continued high volatility is likely.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

16

Columbia Acorn International (ACINX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through September 30, 2012

Inception 9/23/92	Year to date*	1 year	5 years	10 years
Returns before taxes	16.66%	19.02%	-0.31%	14.33%
Returns after taxes on distributions	16.44	18.94	-0.85	13.75
Returns after taxes on distributions and sale of fund shares	10.82	12.49	-0.33	12.91
S&P Global Ex-U.S. Between $500M and $5B Index**	12.78	13.63	-1.68	13.77

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 0.98%.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 9/30/12

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 9/30/12

1.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	1.4%
2.	Melco Crown Entertainment - ADR (Hong Kong) Macau Casino Operator	1.4%
3.	Hexagon (Sweden) Measurement Equipment	1.3%
4.	Eurofins Scientific (France) Food, Pharmaceuticals and Materials Screening and Testing	1.2%
5.	Naspers (South Africa) Media in Africa and other Emerging Markets	1.1%
6.	Gemalto (France) Digital Security Solutions	1.0%
7.	Localiza Rent A Car (Brazil) Car Rental	1.0%
8.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.0%
9.	Seven Bank (Japan) ATM Processing Services	1.0%
10.	Taiwan Mobile (Taiwan) Taiwan's Second Largest Mobile Operator	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class Z)

September 23, 1992 through September 30, 2012

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P Global Ex-U.S. Between $500M and $5B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $6.4 billion

17

Columbia Acorn USA

In a Nutshell

Robert A. Mohn
Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/12

lululemon athletica	2.6%
Atwood Oceanics	2.1%
Informatica	2.0%
IPG Photonics	1.9%
Cepheid	1.3%
Acuity Brands	0.9%
Ixia	0.8%
Textainer Group Holdings	0.7%
Atmel	0.6%
Akorn	0.5%

Columbia Acorn USA ended the third quarter of 2012 up 4.51%, underperforming the 5.25% gain of its primary benchmark, the Russell 2000 Index. Relative to the benchmark, industrial stocks were the largest positive contributors for the quarter, while financial and materials stocks detracted most from performance.

On the upside, premium active apparel retailer lululemon athletica bounced back from last quarter's drop, gaining 24% after announcing revenue growth up over 30% versus the prior year. IPG Photonics, a manufacturer of fiber lasers, rose 31% in the quarter following the release of better-than-expected earnings. Interestingly, the company enjoyed a 26% growth in sales from its business in Asia, a region that has been the focus of growing economic concern.

Offshore drilling contractor Atwood Oceanics rose 20% in the quarter. Rental rates rose for Atwood's ultra-deep-water oil drilling rigs, alleviating concerns that weak oil prices might force the company to rein in rates. Acuity Brands, a provider of commercial lighting fixtures, rose 25% in the quarter as the company continued to gain market share. Ixia, a provider of telecommunication network test equipment, gained 34% after announcing better-than-expected quarterly results driven by strength in LTE (Long Term Evolution) and Wi-Fi products, as well as optimism regarding two promising acquisitions.

On the downside, Informatica, a developer of enterprise data integration software, pre-announced a revenue drop that was primarily caused by weakness in the company's European division. Its stock fell 18% on the news. Cepheid, a producer of molecular diagnostic instruments and supplies, saw its orders decline and had a manufacturing problem. Its stock fell 23% during the quarter.

Still reeling from the loss of a large contract for its touchscreen microcontrollers, semiconductor manufacturer Atmel fell 21% in the quarter. Textainer Group Holdings, an international freight container leasor, fell 16% following a secondary offering of shares. Akorn, a provider of specialty generic drugs, was also off 16% in the quarter as its stock price pulled back following a period of strong growth.

Think for a moment about all the economic disappointments plaguing our country: the weak recovery from the Great Recession, elevated unemployment, housing prices wallowing well below peak values, the economic woes facing our major trading partners in Europe and Asia. Then reflect on this fact: on September 14, 2012, Columbia Acorn USA closed at $32.40, its all-time record high price. The resiliency of U.S. small-cap companies can be remarkable.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

18

Columbia Acorn USA (AUSAX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through September 30, 2012

Inception 9/4/96	Year to date*	1 year	5 years	10 years
Returns before taxes	15.33%	29.10%	2.35%	10.94%
Returns after taxes on distributions	15.30	28.95	2.07	10.64
Returns after taxes on distributions and sale of fund shares	10.00	19.08	1.97	9.76
Russell 2000 Index (pretax)**	14.23	31.91	2.21	10.17

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.05%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 9/30/12

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 9/30/12

1.	Ametek Aerospace/Industrial Instruments	2.8%
2.	Nordson Dispensing Systems for Adhesives & Coatings	2.7%
3.	lululemon athletica Premium Active Apparel Retailer	2.6%
4.	tw telecom Fiber Optic Telephone/Data Services	2.4%
5.	Micros Systems Information Systems for Restaurants & Hotels	2.1%
6.	Ryman Hospitality Properties Convention Hotels	2.1%
7.	Atwood Oceanics Offshore Drilling Contractor	2.1%
8.	Bally Technologies Slot Machines & Software	2.0%
9.	ESCO Technologies Automatic Electric Meter Readers	2.0%
10.	Informatica Enterprise Data Integration Software	2.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class Z)

September 4, 1996 through September 30, 2012

This graph compares the results of $10,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.5 billion

19

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/12

Ascendas REIT	6.3%
Mapletree Industrial Trust	5.8%
Fresnillo	5.5%
Goldcorp	5.2%
Seven Bank	4.3%
Rand Merchant Insurance	3.1%
UGL	2.8%
Archipelago Resources	2.7%
Mapletree Logistics Trust	2.5%
Tahoe Resources	2.0%
IAG	1.8%
Zhaojin Mining Industry	1.3%
Marel	1.1%
Santa Maria Petroleum	0.1%

Columbia Acorn International Select ended the third quarter of 2012 up 12.57%, well ahead of the 7.13% gain of its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. Global economic growth remains weak and many indicators point to a deteriorating situation. In response, governments have continued to rely on massive fiscal deficits and extremely loose monetary policies, which, ironically, helped contribute to the economic problems in the first place. Will this time be any different?

The Fund enjoyed strong performance from its holdings in the materials and financials sectors during the quarter. The Fund is overweight relative to the benchmark in both sectors, and exposure within these areas is geared to stocks that may do well in an environment characterized by continued monetary stimulus. Within the materials sector, the Fund's exposure is mainly to gold and silver miners, which rallied significantly on the back of further European bailout measures and the U.S. Federal Reserve's move to a policy of quantitative easing. Fresnillo, a silver and gold miner in Mexico, gained 32% in the quarter. Goldcorp, a Canadian gold mining company, rose 23%. Archipelago Resources, an Indonesian gold miner operating throughout Asia, gained 21%. Tahoe Resources, a Guatemalan silver miner, rose 51%. Finally, Chinese gold miner Zhaojin Mining Industry gained 36%.

Within the financials sector, Singaporean industrial property landlords Mapletree Industrial Trust, Ascendas REIT and

Mapletree Logistics Trust had gains ranging from 16% to 22% as these companies continued to benefit from a resilient economic outlook in Singapore and from investor interest in their high dividend yields. The objective of easy monetary policy is to lower interest rates, which makes high yields increasingly scarce. Japan's Seven Bank, a provider of ATM processing services, rose 20% in the quarter as its ATM expansion within Japan continued to boost profits. Rand Merchant Insurance, a South African insurance company, came back strong in the third quarter, gaining 21% on continued strong results. Finally, Australian insurance provider IAG rose 29% in the quarter as policy price increases continued to boost the bottom line.

There were just 11 stocks in the Fund's portfolio of over 40 names that fell during the quarter, and only three of that group that were down more than 10%. UGL, an engineering and facilities management company in Australia, fell 12% on the back of a slowdown in the mining services industry in Australia. Icelandic manufacturer of poultry and fish processing equipment Marel fell 11% due to falling margins from a poorer mix of product sales and higher costs from a number of fish project customizations. Santa Maria Petroleum, a Colombian oil and gas explorer, had the largest percentage loss in the quarter, falling 55% due to poor drilling results.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

20

Columbia Acorn International Select (ACFFX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through September 30, 2012

Inception 11/23/98	Year to date*	1 year	5 years	10 years
Returns before taxes	24.28%	26.68%	0.97%	13.77%
Returns after taxes on distributions	24.19	26.18	0.56	13.55
Returns after taxes on distributions and sale of fund shares	15.87	18.14	0.83	12.49
S&P Developed Ex-U.S. Between $2B and $10B Index (pretax)**	10.85	11.95	-3.73	11.02

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.25%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 9/30/12

Columbia Acorn International Select
Top 10 Holdings

as a percentage of net assets, as of 9/30/12

1.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	6.7%
2.	Ascendas REIT (Singapore) Industrial Property Landlord	6.3%
3.	Mapletree Industrial Trust (Singapore) Industrial Property Landlord	5.8%
4.	Fresnillo (Mexico) Silver and Metal Byproduct Mining in Mexico	5.5%
5.	Goldcorp (Canada) Gold Mining	5.2%
6.	Seven Bank (Japan) ATM Processing Services	4.3%
7.	Jupiter Telecommunications (Japan) Largest Cable Service Provider in Japan	3.5%
8.	Taiwan Mobile (Taiwan) Taiwan's Second Largest Mobile Operator	3.4%
9.	Start Today (Japan) Online Japanese Apparel Retailer	3.1%
10.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	3.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class Z)

November 23, 1998 through September 30, 2012

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P Developed Ex-U.S. Between $2B and $10B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $406.1 million

21

Columbia Acorn Select

In a Nutshell

Ben Andrews	Robert A. Chalupnik
Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/12

Discover Financial Services	6.2%
Ametek	6.0%
CNO Financial Group	5.6%
Donaldson	3.5%
Ryman Hospitality Properties	3.2%
Abercrombie & Fitch	1.4%
Canacol	1.3%
Shamaran Petroleum	1.1%
Cepheid	1.0%
F5 Networks	0.8%
ITT Educational Services	0.7%
Ansys	0.6%
Houston American Energy	0.1%

Columbia Acorn Select gained 6.54% in the third quarter of 2012, outperforming the S&P MidCap 400 Index, the Fund's primary benchmark, which was up 5.44%. The large-cap S&P 500 Index gained 6.35% in the third quarter. Year to date, Columbia Acorn Select was up 14.81%, the S&P MidCap 400 Index gained 13.77%, and the S&P 500 Index was up 16.44%.

We have seen the larger cap stock index, the S&P 500, perform better than many of the small- to mid-cap indexes in 2011 and year to date in 2012. Why is this? One reason might be dividend yield; as interest rates hit historic lows, some investors are reaching for yield. But another reason might be franchises. The S&P 500 Index is full of household names like Coca-Cola and Home Depot. Franchises often have the heft to gain market share against their rivals in a very slow-growing economy. We've seen this in many of the solid franchises within the mid- and small-cap universe. For example, several of the Fund's industrial companies, such as Ametek and Donaldson, are growing sales faster than their market is growing, thus picking up market share. These companies aren't household names but they are the 800-pound gorilla in their arena and we believe they can use this slow-growth environment to their advantage. This is one of the reasons Columbia Acorn Select has recently been buying more solid growth franchises, or what we like to call core holdings, and leaning away somewhat from turnarounds or opportunistic holdings.

Three stocks were the big performance drivers during the third quarter, contributing about half of the overall performance. CNO Financial Group, an insurance provider, added 1.22%; credit card company Discover Financial Services added 0.95%; and Shamaran Petroleum, an oil explorer in Kurdistan, added 0.73% to overall portfolio gains. The laggard in the quarter was ITT Educational Services, a postsecondary degree services provider that cost the portfolio 0.67%. ITT has been forced to realign course offerings due to proposed regulatory changes from the Department of Education. This realignment has caused some programs to be changed or discontinued, which has led to a drop in enrollment.

Year to date through the end of September, the Fund's strongest contributors to performance were, again, Discover Financial Services, adding 3.14% to overall portfolio performance, and CNO Financial Group, which added 2.31% to performance. Large detractors during the first three quarters of the year were two Colombian oil exploration companies, Canacol and Houston American Energy, which each lost around 0.70% as they both had disappointing exploration results. Teen apparel retailer Abercrombie & Fitch also subtracted about 0.70% from overall portfolio performance due, in part, to weaker sales in European stores.

During the third quarter, we added three new companies to the portfolio and sold out of three others. We also had one company change its name. We purchased Ansys, a maker of simulation software for engineers, F5 Networks, a provider of technology that optimizes the delivery of information between computers, and Cepheid, a molecular diagnostics services provider. We sold out of niche drug provider Akorn, as we believed the company was too pricey for its fundamentals. Eacom Timber was also sold in the quarter. Following the financial crisis, our original thesis was to purchase lumber assets cheaply and, in time, enjoy the benefits of higher lumber prices driven by the pine beetle epidemic, the U.S. housing recovery, and a growing need from Japan and China for lumber, which performs better in earthquakes than other materials. This thesis is starting to play out, but more slowly than we originally thought. Eacom, however, had to do continued financings during the Fund's period of ownership to stay in business. These financings diluted the share holdings to such an extent that we could see little upside in the stock. This serves as another good example of why we have moved to more solid growth franchises in the portfolio (core holdings). An underlying thesis can be right eventually, but if a company needs too much interim financing, its stock won't be successful. We also sold out of VisionChina Media, a digital advertiser in China's mass transit system, as our reasons for owning the stock did not prove out. Gaylord Entertainment was renamed Ryman Hospitality Properties during the quarter as it prepared to change into a REIT.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

22

Columbia Acorn Select (ACTWX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through September 30, 2012

Inception 11/23/98	Year to date*	1 year	5 years	10 years
Returns before taxes	14.81%	25.54%	-1.14%	9.04%
Returns after taxes on distributions	14.45	25.15	-1.45	8.72
Returns after taxes on distributions and sale of fund shares	10.06	17.08	-1.04	7.97
S&P MidCap 400 Index (pretax)**	13.77	28.54	3.83	10.77

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.00%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 9/30/12

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 9/30/12

1.	Discover Financial Services Credit Card Company	6.2%
2.	Ametek Aerospace/Industrial Instruments	6.0%
3.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	5.6%
4.	Hertz Largest U.S. Rental Car Operator	5.0%
5.	Crown Castle International Communications Towers	4.0%
6.	Donaldson Industrial Air Filtration	3.5%
7.	Pall Filtration & Fluids Clarification	3.5%
8.	Ryman Hospitality Properties Convention Hotels	3.2%
9.	WNS - ADR (India) Offshore Business Process Outsourcing Services	3.1%
10.	Amphenol Electronic Connectors	2.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class Z)

November 23, 1998 through September 30, 2012

This graph compares the results of $10,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.0 billion

23

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund gained 4.89% in the third quarter of 2012. The Fund's primary equity benchmark, the S&P 500 Index, rose 6.35% for the same period while its primary debt benchmark, the Barclays U.S. Aggregate Bond Index, increased 1.59%.

The Fund hit three reallocation triggers during the period, increasing stock exposure in July and reducing it in August and September. At the end of the third quarter, the Fund had a 40% weighting in its underlying stock funds and a 60% weighting in its bond funds.

The weighted average return of the equity portion of the portfolio for the quarter was 6.65%. Columbia Select Large Cap Growth Fund provided top equity gains with a 9.76% return for the third quarter. The bond component of the Fund had a 2.76% weighted average gain. Columbia Income Opportunities Fund led bond fund returns, up 4.32% for the quarter.

Columbia Thermostat Fund reached its 10-year anniversary on September 25, 2012. From inception through the end of the third quarter, the Fund was up 8.15%, topping the 7.95% gain of the S&P 500 Index and the 5.34% return of the Barclays U.S. Aggregate Bond Index. We are pleased with this long-term result and with the Fund's ability to provide you, our shareholders, with a solid gain in a volatile market environment.

Results of the Funds Owned in
Columbia Thermostat Fund as of
September 30, 2012

Stock Funds	Weightings	3rd	Year to
Fund	in category	quarter	date
Columbia Acorn International, Class I	20%	7.30%	16.73%
Columbia Dividend Income Fund, Class I	20%	4.68%	12.84%
Columbia Acorn Fund, Class I	15%	4.84%	14.55%
Columbia Contrarian Core Fund, Class I	15%	7.89%	18.31%
Columbia Acorn Select, Class I	10%	6.57%	14.87%
Columbia Large Cap Enhanced Core Fund, Class I	10%	6.93%	17.68%
Columbia Select Large Cap Growth Fund, Class I	10%	9.76%	16.58%
Weighted Average Equity Gain	100%	6.65%	15.88%
Bond Funds	Weightings	3rd	Year to
Fund	in category	quarter	date
Columbia Intermediate Bond Fund, Class I	50%	2.72%	6.44%
Columbia Income Opportunities Fund, Class I	30%	4.32%	10.93%
Columbia U.S. Treasury Index Fund, Class I	20%	0.52%	1.93%
Weighted Average Income Gain	100%	2.76%	6.87%

Columbia Thermostat Fund
Rebalancing in the Third Quarter

July 25, 2012	55% stocks, 45% bonds
August 27, 2012	45% stocks, 55% bonds
September 14, 2012	40% stocks, 60% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

24

Columbia Thermostat Fund (COTZX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through September 30, 2012

Inception 9/25/02	Year to date*	1 year	5 years	10 years
Returns before taxes	11.99%	20.54%	4.95%	8.33%
Returns after taxes on distributions	11.93	19.96	4.01	7.18
Returns after taxes on distributions and sale of fund shares	7.79	13.47	3.74	6.75
S&P 500 Index (pretax)**	16.44	30.20	1.05	8.01
Barclays U.S. Aggregate Bond Index (pretax)**	3.99	5.16	6.53	5.32
Lipper Flexible Portfolio Funds Index (pretax)	11.62	18.63	2.36	7.74

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary stock and bond benchmarks, respectively.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 0.90%. Columbia Thermostat Fund has a contractual fee waiver and expense reimbursement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement, including fees and expenses associated with the Fund's investment in other investment companies (underlying funds), are 1.03% and 0.90%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 9/30/12

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 9/30/12

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Contrarian Core Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Select Large Cap Growth Fund, Class I	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class I	50%
Columbia Income Opportunities Fund, Class I	30%
Columbia U.S. Treasury Index Fund, Class I	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class Z)

September 25, 2002 through September 30, 2012

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the Lipper Flexible Portfolio Funds Index. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the indexes. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $657.1 million

25

Columbia Acorn Emerging Markets Fund

In a Nutshell

Fritz Kaegi	Stephen Kusmierczak
Lead Portfolio Manager	Lead Portfolio Manager

P. Zachary Egan	Louis J. Mendes
Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/12

Tower Bersama Infrastructure	3.5%
Ace Indonesia	3.3%
Nagacorp	3.3%
Halyk Savings Bank of Kazakhstan	2.3%
Textainer Group Holdings	1.9%
Mongolian Mining	1.6%
Multiplus	1.2%

Columbia Acorn Emerging Markets Fund rose 9.62% in the third quarter of 2012 versus a 7.83% rise in the Fund's primary benchmark, the S&P Emerging Markets Between $500M and $5B Index. Year to date through September 30, the Fund was up 20.42% versus 17.41% for the benchmark. From the Fund's launch on August 19, 2011, to September 30, 2012, the Fund has returned an annualized 10.45% versus 1.44% for the benchmark.

The Fund's largest position was Tower Bersama Infrastructure, which owns communications towers in Indonesia and leases antenna space to wireless telephone operators. Its stock was up 33% for the quarter. Growing data volumes, 3G rollout, and the coverage needs of multiple operators continue to boost returns. Rising gaming volumes, tourist arrivals, and investor recognition boosted Nagacorp, owner of a casino complex in Cambodia, by 29%. Halyk Savings Bank of Kazakhstan's repurchase of preferred shares from the Kazakhstan state bailout agency signaled the resumption of a dividend and raised guidance for earnings and loan growth. Thanks to ample access to funding and a robust retail banking franchise, Halyk is earning good returns on equity even with a conservative capital structure. Its stock rose 39% during the quarter.

Mongolian Mining was down 22% as it continued to suffer from declining coking coal prices driven by stagnant Chinese steel production. We believe Mongolian Mining's low-cost position will allow it to make money even with low prices. International freight container leasor Textainer Group Holdings' secondary share offering helped send the stock down 17% for the quarter, giving back some gains made earlier in 2012. Multiplus, a Brazilian operator of airline loyalty programs, fell 15% as a member of the Brazilian Congress proposed a law to eliminate expiration dates for frequent flier miles (known as "breakage"). While breakage is an important source of profits, we doubt the law will pass.

As we mark the Fund's one-year anniversary, we are pleased with its performance thus far. We believe the 10 analysts selecting stocks for the Columbia Acorn Emerging Markets Fund did a notably good job sizing investments appropriately. Some of the stocks with the largest position sizes—Nagacorp, Tower Bersama Infrastructure and Ace Indonesia—have been among the best performers, especially since March.

There was a common thread among ideas that have not worked out well during the year. Even though some of the largest "losers" were a very diverse group—a coal mining operation, a pulp and paper maker, a lentil and pulse processor, an irrigation equipment manufacturer and three oil exploration plays—one common thing that hurt them was capital intensivity. For some it was capital tied up in inventories and receivables (that is, sales where they are awaiting payment), for others it was capital investment in producing assets. Even though many (but not all) of these companies were profitable, growth sucked up cash and could not be generated internally, leaving them at the mercy of capital and commodity market conditions to fund growth.

This does not mean we should always avoid capital intensive businesses. After all, some of the Fund's biggest winners have also had periods requiring large amounts of capital. Still, with this experience in mind, we have (re)learned that capital intensive companies require extra scrutiny and better returns to compensate for their risks.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

26

Columbia Acorn Emerging
Markets Fund (CEFZX)

At a Glance

Pretax and After-tax Total Returns (Class Z)

through September 30, 2012

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Inception 8/19/11	Year to date*	1 year	Life of fund
Returns before taxes	20.42%	26.41%	10.45%
Returns after taxes on distributions	20.40	26.40	10.44
Returns after taxes on distributions and sale of fund shares	13.27	17.18	8.89
S&P Emerging Markets Between $500M and $5B Index (pretax)**	17.41	18.53	1.44

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the May 1, 2012 prospectus, is 1.60%. Columbia Acorn Emerging Markets Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are 13.35% and 1.60%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Acorn Emerging Markets Fund Portfolio Diversification

as a percentage of net assets, as of 9/30/12

Columbia Acorn Emerging Markets Fund
Top 10 Holdings

as a percentage of net assets, as of 9/30/12

1.	Tower Bersama Infrastructure (Indonesia) Communications Towers	3.5%
2.	Ace Indonesia (Indonesia) Home Improvement Retailer	3.3%
3.	Nagacorp (Cambodia) Casino/Entertainment Complex in Cambodia	3.3%
4.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	2.7%
5.	Hexagon (Sweden) Design, Measurement & Visualization Software &Equipment	2.6%
6.	CTCI Corp (Taiwan) International Engineering Firm	2.6%
7.	Archipelago Resources (Indonesia) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2.6%
8.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	2.5%
9.	Coronation Fund Managers (South Africa) South African Fund Manager	2.4%
10.	Halyk Savings Bank of Kazakhstan - GDR (Kazakhstan) Largest Retail Bank & Insurer in Kazakhstan	2.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets Fund (Class Z)

August 19, 2011 through September 30, 2012

This graph compares the results of $10,000 invested in Columbia Acorn Emerging Markets Fund at inception on August 19, 2011 to the S&P Emerging Markets Between $500M and $5B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$7.2 million

27

Columbia Acorn European Fund

In a Nutshell

Andreas Waldburg-Wolfegg	Stephen Kusmierczak
Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/12

Gemalto	3.0%
Hexagon	2.8%
Marel	1.8%
FX Energy	1.2%
Ocado	1.0%
Yandex	0.9%
Koninklijke TenCate	0.8%

Columbia Acorn European Fund was up 7.13% in the third quarter of 2012, underperforming the 10.30% gain of its primary benchmark, the S&P Europe Between $500M and $5B Index, by 3.17%. For the first nine months of the year, the Fund gained 19.58%, somewhat better than the 18.73% gain of the benchmark. From the Fund's inception on August 19, 2011, through the third quarter end, the Fund was up 12.32% versus a 9.09% gain of its benchmark.

The largest detractors to performance relative to the benchmark in the third quarter were the Fund's holdings in the consumer discretionary and industrial sectors. The Fund maintained overweight positions in these sectors, compounding the effect of poor stock selection. The biggest underperformer was Koninklijke TenCate, a Dutch manufacturer of advanced composites and textiles, which fell 14% as orders from the U.S. Army declined faster than the company had forecast. Another consumer discretionary stock, Ocado, was the Fund's third worst performer, dropping 9%. Ocado is a UK internet grocer with nearly $1 billion in revenues and significant operational advantages compared to traditional retailers. The stock weakened after it announced lower sales growth during the Olympics and the Queen's Jubilee.

In industrials, the biggest performance detractor was Marel, an Icelandic manufacturer of poultry and fish processing equipment. While management has repaired the balance sheet and strongly grown revenues over the last several years, operating margins are lagging company targets. The stock declined nearly 11% in the quarter.

The Fund's overweight in information technology benefited from solid stock selection, and three of the top four performing stocks were in this sector. Yandex is the largest internet search engine in Russia, and continues to maintain above 60% market share against Google's push into the market. This relatively new holding for the Fund jumped 25% after results beat expectations. Sweden's Hexagon, a leading provider of measurement equipment for manufacturing and construction, gained 25% after realizing a record quarterly profit while maintaining a confident outlook for the second half of 2012. Based in France, Gemalto is a leader in smart chip technology used in pin-chip credit cards and mobile phones. The stock has been a consistent outperformer in the Fund and climbed 22% in the quarter.

Another top performer in the Fund was FX Energy, which explores for and produces oil and gas in Poland. The stock gained 25% after the energy company restored full production at one of its wells and successfully resolved some pipeline issues. We believe the company should also benefit if its Polish shale gas explorations are successful.

The volatility in Europe continues, and as we have written before, the repair path will likely not be smooth or continuous. Yet despite the abundant gloom reported by the press, we continue to focus on trying to understand the opportunities, operations and threats facing individual companies. We don't mislead ourselves into believing that we have better insights into how the macro-economy will develop, but rather we maintain and build a portfolio of companies, one investment at a time. This process has been proven for decades in other Acorn Funds and the process continues to be applied in Columbia Acorn European Fund.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

28

Columbia Acorn
European Fund (CAEZX)

At a Glance

Pretax and After-tax Total Returns (Class Z)

through September 30, 2012

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Inception 8/19/11	Year to date*	1 year	Life of fund
Returns before taxes	19.58%	21.00%	12.32%
Returns after taxes on distributions	19.51	20.66	12.03
Returns after taxes on distributions and sale of fund shares	12.72	13.70	10.32
S&P Europe Between $500M and $5B Index (pretax)**	18.73	19.21	9.09

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the May 1, 2012 prospectus, is 1.50%. Columbia Acorn European Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are 19.02% and 1.50%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Acorn European Fund Portfolio Diversification

as a percentage of net assets, as of 9/30/12

Columbia Acorn European Fund Top 10 Holdings

as a percentage of net assets, as of 9/30/12

1.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	3.1%
2.	Gemalto (France) Smart Card Products & Solutions	3.0%
3.	1000 Interactive Advertising and Marketingmercis (France)	3.0%
4.	Geberit (Switzerland) Plumbing Supplies	2.9%
5.	Wirecard (Germany) Online Payment Processing & Risk Management	2.9%
6.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	2.8%
7.	Charles Taylor (United Kingdom) Insurance Services	2.5%
8.	Aalberts Industries (Netherlands) Flow Control & Heat Treatment	2.4%
9.	Partners Group (Switzerland) Private Markets Asset Management	2.3%
10.	Domino's Pizza UK & Ireland Pizza Delivery in the UK, Ireland & Germany	2.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn European Fund (Class Z)

August 19, 2011 through September 30, 2012

This graph compares the results of $10,000 invested in Columbia Acorn European Fund at inception on August 19, 2011 to the S&P Europe Between $500M and $5B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$2.5 million

29

Columbia Acorn Fund

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/12	9/30/12
Purchases
Information
Angie's List	231,700	900,000
BazaarVoice	0	141,923
Boingo Wireless	1,650,000	1,860,682
DemandWare	0	414,204
Eloqua	0	130,881
Exa	0	102,593
Finisar	1,345,000	1,675,000
Gemalto (France)	207,000	250,000
InContact	1,000,000	2,110,000
Liquidity Services	0	100,000
Trulia	0	106,700
WNS - ADR (India)	1,091,353	1,491,353
Yandex (Russia)	700,100	727,000
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,324,833	2,472,255
Generac	2,350,000	2,725,000
Insperity	1,359,200	1,546,000
Neopost (France)	350,000	400,000
Polypore International	1,325,000	1,557,553
WESCO International	0	157,843
Consumer Goods & Services
American Eagle Outfitters	1,075,000	1,575,000
Choice Hotels	970,000	1,100,000
DeVry	0	600,000
Interface	2,038,555	2,325,000
ITT Educational Services	300,000	500,000
Lifestyle International (Hong Kong)	16,857,500	17,000,000
Massmart Holdings (South Africa)	0	388,220
Tesla Motors	400,000	850,000
Williams-Sonoma	0	415,000
Finance
Textainer Group Holdings	78,500	228,500
Wright Express	275,000	350,000
Health Care
ARIAD Pharmaceuticals	2,568,248	3,600,000
Cepheid	4,600,000	4,970,000
Onyx Pharmaceuticals	750,000	870,000
Sirona Dental Systems	675,000	1,024,683
Synageva Biopharma	569,898	735,000
Energy & Minerals
Kaminak Gold	0	2,518,600
Regis Resources (Australia)	0	217,283
Silver Wheaton (Canada)	550,000	1,000,000
	Number of Shares
	6/30/12	9/30/12
Other Industries
Ascendas REIT (Singapore)	15,000,000	22,000,000
Kirby	0	350,000
Mapletree Commercial Trust (Singapore)	0	8,845,000
Mapletree Industrial Trust (Singapore)	0	10,000,000
Mapletree Logistics Trust (Singapore)	43,000,000	50,000,000
Rush Enterprises, Class A	2,937,175	3,100,000
Summit Hotel Properties	2,000,031	2,476,000

30

	Number of Shares
	6/30/12	9/30/12
Sales
Information
AboveNet	1,400,000	0
Advent Software	690,000	0
Ariba	900,000	300,000
Blackbaud	960,329	368,889
Constant Contact	2,000,000	1,200,000
FTI Consulting	234,615	0
General Communications	2,000,000	1,500,000
Kenexa	1,173,100	925,000
Lamar Advertising	1,725,000	1,700,000
Liberty Global Series A	900,000	800,000
Mail.ru - GDR (Russia)	234,168	0
NetEase.com - ADR (China)	304,000	222,400
Saga Communications	145,271	0
Stratasys	605,000	480,000
TripAdvisor	1,450,000	1,325,000
VisionChina Media - ADR (China)	1,500,000	0
Industrial Goods & Services
Albemarle	1,750,000	1,580,000
Clarcor	2,325,000	2,213,551
Expeditors International of Washington	3,050,000	2,900,000
GrafTech International	2,800,000	2,221,812
Imtech (Netherlands)	1,491,313	1,300,000
Interline Brands	1,400,000	0
Mersen (France)	92,046	0
Pentair	1,890,000	1,250,000
UTI Worldwide	750,000	500,000
Consumer Goods & Services
Abercrombie & Fitch	3,040,000	2,601,000
Expedia	1,450,000	1,225,000
Shutterfly	3,370,000	2,835,000
True Religion Apparel	231,452	182,866
Finance
FX Alliance	300,000	0
Pacific Continental Bank	241,405	104,023
Regional Management	422,500	333,191
Wintrust Financial	700,000	550,000
World Acceptance	1,425,202	1,285,000
Health Care
Adcock Ingram Holdings (South Africa)	3,388,000	2,606,333
Alexion Pharmaceuticals	1,476,000	1,215,000
Anthera Pharmaceuticals	2,990,000	0
BioMarin Pharmaceutical	4,315,000	3,875,000
	Number of Shares
	6/30/12	9/30/12
Chelsea Therapeutics International	5,750,000	4,949,000
eResearch Technology	4,900,000	0
Hill-Rom Holdings	1,275,000	925,000
InterMune	3,850,000	2,025,000
Raptor Pharmaceutical	3,609,594	3,000,000
Energy & Minerals
Fugro (Netherlands)	1,289,106	1,031,106
Hornbeck Offshore	1,000,000	884,000
Pacific Rubiales Energy (Colombia)	3,700,000	3,500,000
PetroMagdalena Energy (Colombia)	7,582,928	0
Swift Energy	550,000	0
Zhaojin Mining Industry (China)	15,000,000	0
Other Industries
Red Eléctrica de España (Spain)	200,000	0
World Fuel Services	1,260,000	704,000

31

Columbia Acorn Fund

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
		Equities: 96.2%
Information 26.7%
	> Business Software 6.6%
2,550,000	Ansys (a)	$187,170
	Simulation Software for Engineers & Designers
5,000,000	Informatica (a)	174,050
	Enterprise Data Integration Software
2,700,000	Micros Systems (a)	132,624
	Information Systems for Hotels, Restaurants & Retailers
5,450,000	Hexagon (Sweden)	116,819
	Design, Measurement & Visualization Software & Equipment
1,400,000	Concur Technologies (a)	103,222
	Web-enabled Cost & Expense Management Software
700,000	NetSuite (a)	44,660
	End-to-end IT Systems Solutions Delivered Over the Web
1,450,000	TIBCO (a)	43,833
	Datacenter Software
2,350,000	Quality Systems	43,593
	IT Systems for Medical Groups & Ambulatory Care Centers
925,000	Kenexa (a)	42,393
	Recruiting & Workforce Management Solutions
700,000	Red Hat (a)	39,858
	Maintenance & Support for Opensource Operating System & Middleware
900,000	Tyler Technologies (a)	39,618
	Financial, Tax, Court & Document Management Systems for Local Governments
900,000	SPS Commerce (a)(b)	34,623
	Supply Chain Management Software Delivered via the Web
750,000	Jack Henry & Associates	28,425
	IT Systems & Outsourced IT Solutions for Financial Institutions
2,700,000	Velti (a)(c)	22,599
	Mobile Marketing Software Platform
1,200,000	Constant Contact (a)	20,880
	Email & Other Marketing Campaign Management Systems Delivered Over Web
2,000,000	SABA (a)(b)	19,980
	Learning Management Systems
2,110,000	InContact (a)	13,757
	Call Center Systems Delivered Via the Web & Telco Services
300,000	Ariba (a)	13,440
	Cost Management Software
414,204	DemandWare (a)(c)	13,151
	eCommerce Website Solutions for Retailers & Apparel Manufacturers
900,000	Active Network (a)	11,277
	Web-delivered Software Solution for Managing Events & Activities
368,889	Blackbaud	8,824
	Software & Services for Non-profits
130,881	Eloqua (a)	2,585
	Marketing Automation Software
Number of Shares		Value (000)
55,000	Solera Holdings	$2,413
	Software for Automotive Insurance Claims Processing
141,923	BazaarVoice (a)	2,150
	Platform for Managing Consumer Interaction Via the Web
102,593	Exa (a)	1,113
	Simulation Software
		1,163,057
	> Instrumentation 3.0%
1,600,000	Mettler-Toledo International (a)(b)	273,184
	Laboratory Equipment
2,780,000	IPG Photonics (a)(b)(c)	159,294
	Fiber Lasers
2,035,000	Trimble Navigation (a)	96,988
	GPS-based Instruments
		529,466
	> Mobile Communications 2.9%
4,465,000	Crown Castle International (a)	286,206
	Communications Towers
3,400,000	SBA Communications (a)	213,860
	Communications Towers
1,200,000	Globalstar (a)	552
	Satellite Mobile Voice & Data Carrier
		500,618
	> Computer Hardware & Related Equipment 2.6%
3,415,000	Amphenol	201,075
	Electronic Connectors
4,550,000	II-VI (a)(b)	86,541
	Laser Optics & Specialty Materials
1,365,000	Zebra Technologies (a)	51,242
	Bar Code Printers
900,000	Netgear (a)	34,326
	Networking Products for Small Business & Home
800,000	NICE Systems - ADR (Israel) (a)	26,576
	Audio & Video Recording Solutions
480,000	Stratasys (a)(c)	26,112
	Rapid Prototyping Systems
250,000	Gemalto (France)	21,991
	Digital Security Solutions
		447,863
	> Semiconductors & Related Equipment 1.9%
11,562,000	Atmel (a)	60,816
	Microcontrollers, Radio Frequency & Memory Semiconductors
7,932,000	ON Semiconductor (a)	48,940
	Mixed Signal & Power Management Semiconductors
2,160,000	Microsemi (a)	43,351
	Analog/Mixed Signal Semiconductors
5,000,000	Entegris (a)	40,650
	Semiconductor Materials Management Products
420,000	Littelfuse	23,747
	Little Fuses

32

Number of Shares		Value (000)
	> Semiconductors & Related Equipment—continued
1,165,000	Monolithic Power Systems (a)	$23,009
	High Performance Analog & Mixed Signal Integrated Circuits
400,000	Hittite Microwave (a)	22,188
	Radio Frequency, Microwave & Millimeterwave Semiconductors
615,000	Ultratech (a)	19,299
	Semiconductor Equipment
1,900,000	IXYS (a)(b)	18,848
	Power Semiconductors
1,765,000	Pericom Semiconductor (a)(b)	15,329
	Interface Integrated Circuits & Frequency Control Products
560,000	Cree (a)(c)	14,297
	LED Lighting, Components & Chips
2,290,000	TriQuint Semiconductor (a)	11,564
	Radio Frequency Semiconductors
		342,038
	> Telephone & Data Services 1.9%
9,500,000	tw telecom (a)(b)	247,665
	Fiber Optic Telephone/Data Services
2,200,000	Cogent Communications	50,578
	Internet Data Pipelines
1,860,682	Boingo Wireless (a)(b)	14,774
	Wholesale & Retail WiFi Networks
1,500,000	General Communications (a)	14,700
	Commercial Communications & Consumer Cable TV, Web & Phone in Alaska
		327,717
	> Computer Services 1.4%
3,400,000	iGATE (a)(b)	61,778
	IT & Business Process Outsourcing Services
1,618,000	ExlService Holdings (a)(b)	47,731
	Business Process Outsourcing
680,000	Syntel	42,439
	Offshore IT Services
2,125,000	Virtusa (a)(b)	37,761
	Offshore IT Outsourcing
1,705,000	Genpact	28,439
	Business Process Outsourcing
3,849,207	Hackett Group (a)(b)	16,090
	IT Integration & Best Practice Research
1,491,353	WNS - ADR (India) (a)	15,272
	Offshore BPO (Business Process Outsourcing) Services
		249,510
	> Gaming Equipment & Services 1.2%
3,725,000	Bally Technologies (a)(b)	183,978
	Slot Machines & Software
1,530,000	WMS Industries (a)	25,061
	Slot Machine Provider
		209,039
	> Internet Related 1.0%
450,000	Equinix (a)	92,722
	Network Neutral Data Centers
Number of Shares		Value (000)
1,325,000	TripAdvisor (a)	$43,632
	Online Travel Research
727,000	Yandex (Russia) (a)	17,528
	Search Engine for Russian & Turkish Languages
222,400	NetEase.com - ADR (China) (a)	12,486
	Chinese Online Gaming Services
900,000	Angie's List (a)(c)	9,522
	Consumer Subscription & Internet Advertising
106,700	Trulia (a)	2,286
	Real Estate Broker Subscription & Advertising
		178,176
	> Business Information & Marketing Services 0.8%
1,900,000	Verisk Analytics (a)	90,459
	Risk & Decision Analytics
3,500,000	Navigant Consulting (a)(b)	38,675
	Financial Consulting Firm
505,000	RPX (a)	5,661
	Patent Aggregation & Defensive Patent Consulting
		134,795
	> Telecommunications Equipment 0.7%
640,000	F5 Networks (a)	67,008
	Internet Traffic Management Equipment
1,730,000	Ixia (a)	27,801
	Telecom Network Test Equipment
1,675,000	Finisar (a)	23,953
	Optical Subsystems & Components
1,925,000	Infinera (a)(c)	10,549
	Optical Networking Equipment
		129,311
	> CATV 0.7%
900,000	Discovery Series C (a)	50,436
	Cable TV Programming
800,000	Liberty Global Series A (a)	48,600
	Cable TV Franchises Outside the U.S.
18,000	Jupiter Telecommunications (Japan)	18,268
	Largest Cable Service Provider in Japan
		117,304
	> Financial Processors 0.6%
1,700,000	Global Payments	71,111
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	28,418
	Singapore Equity & Derivatives Market Operator
100,000	Liquidity Services (a)	5,021
	E-auctions for Surplus & Salvage Goods
		104,550
	> Electronics Distribution 0.5%
3,125,000	Avnet (a)	90,906
	Electronic Components Distribution
		90,906
33

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Advertising 0.4%
1,700,000	Lamar Advertising (a)	$63,002
	Outdoor Advertising
		63,002
	> Contract Manufacturing 0.4%
3,800,000	Sanmina-SCI (a)	32,262
	Electronic Manufacturing Services
960,000	Plexus (a)	29,078
	Electronic Manufacturing Services
		61,340
	> Entertainment Programming 0.1%
1,100,000	IMAX (Canada) (a)(c)	21,901
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
		21,901
	> TV Broadcasting —%
1,750,000	Gray Television (a)	3,990
	Mid-market Affiliated TV Stations
2,500,000	Entravision Communications	3,350
	Spanish Language TV & Radio Stations
		7,340
	> Consumer Software —%
273,500	Carbonite (a)(c)	1,917
	Online Data Storage
		1,917
Information: Total		4,679,850
Industrial Goods & Services 19.0%
	> Machinery 11.4%
10,125,000	Ametek	358,931
	Aerospace/Industrial Instruments
8,400,000	Donaldson (b)	291,564
	Industrial Air Filtration
3,125,000	Nordson	183,187
	Dispensing Systems for Adhesives & Coatings
3,725,000	Kennametal	138,123
	Consumable Cutting Tools
1,800,000	Pall	114,282
	Life Science, Water & Industrial Filtration
3,000,000	Moog (a)(b)	113,610
	Motion Control Products for Aerospace, Defense & Industrial Markets
2,213,551	Clarcor	98,791
	Mobile Equipment & Industrial Filters
3,063,000	HEICO (b)	93,452
	FAA Approved Aircraft Replacement Parts
2,200,000	ESCO Technologies (b)	85,470
	Automatic Electric Meter Readers
2,675,000	Oshkosh Corporation (a)	73,375
	Specialty Truck Manufacturer
1,610,000	Toro	64,046
	Turf Maintenance Equipment
2,725,000	Generac	62,375
	Standby Power Generators
435,000	Valmont Industries	57,203
	Center Pivot Irrigation Systems & Utility Poles
Number of Shares		Value (000)
1,250,000	Pentair (c)	$55,638
	Pumps & Water Treatment
1,557,553	Polypore International (a)(c)	55,059
	Battery Separators & Filtration Media
950,000	WABCO Holdings (a)	54,787
	Truck & Bus Component Supplier
600,000	Wabtec	48,174
	Freight & Transit Component Supplier
400,000	Neopost (France)	22,087
	Postage Meter Machines
170,000	Middleby (a)	19,659
	Manufacturer of Cooking Equipment
10,000,000	Marel (Iceland)	10,863
	Largest Manufacturer of Poultry & Fish Processing Equipment
1,000,000	Spartan Motors	5,000
	Specialty Truck & Chassis Manufacturer
		2,005,676
	> Industrial Materials & Specialty Chemicals 2.3%
1,520,000	FMC Corporation	84,177
	Niche Specialty Chemicals
1,580,000	Albemarle	83,234
	Refinery Catalysts & Other Specialty Chemicals
800,000	Ashland	57,280
	Diversified Chemicals Company
1,880,000	Drew Industries (a)(b)	56,795
	RV & Manufactured Home Components
1,525,000	Novozymes (Denmark)	42,032
	Industrial Enzymes
673,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	41,484
	Producer of Specialty Fertilizers, Lithium & Iodine
2,218,700	Kansai Paint (Japan) (c)	24,590
	Paint Producer in Japan, India, China & Southeast Asia
600,000	Albany International	13,182
	Paper Machine Clothing & Composites for Aerospace
200,000	Silgan Holdings	8,702
	Metal & Plastic Packaging
		411,476
	> Other Industrial Services 1.6%
2,900,000	Expeditors International of Washington	105,444
	International Freight Forwarder
2,700,000	LKQ (a)	49,950
	Alternative Auto Parts Distribution
1,400,000	Forward Air	42,574
	Freight Transportation Between Airports
1,300,000	Imtech (Netherlands)	34,313
	Electromechanical & Information Communications Technology Installation & Maintenance
1,600,000	Mobile Mini (a)	26,736
	Portable Storage Units Leasing
1,505,246	Acorn Energy (b)(c)	13,427
	Frac Well Exploration/Monitoring Device, Sonar Security, Electric Grid Monitoring

34

Number of Shares		Value (000)
	> Other Industrial Services—continued
500,000	UTI Worldwide	$6,735
	Freight Forwarding & Logistics
		279,179
	> Construction 1.3%
2,850,000	Chicago Bridge & Iron	108,556
	Engineering & Construction for Liquefied Natural Gas & Petrochemicals
66,000	NVR (a)	55,737
	D.C. Homebuilder
1,350,000	Fortune Brands Home & Security (a)	36,464
	Home Building Supplies & Small Locks
1,800,000	Mills Estruturas e Servicos de Engenharia (Brazil)	25,820
	Civil Engineering & Construction
		226,577
	> Electrical Components 0.8%
1,765,000	Acuity Brands	111,707
	Commercial Lighting Fixtures
1,500,000	Ushio (Japan)	17,993
	Industrial Light Sources
351,000	Saft (France)	8,130
	Niche Battery Manufacturer
		137,830
	> Outsourcing Services 0.7%
2,800,000	Quanta Services (a)	69,160
	Electrical & Telecom Construction Services
1,546,000	Insperity (b)	39,006
	Professional Employer Organization
600,000	GP Strategies (a)	11,592
	Outsourced Training Services
		119,758
	> Waste Management 0.5%
2,050,000	Waste Connections	62,013
	Solid Waste Management
560,000	Clean Harbors (a)	27,356
	Hazardous Waste Services & Disposal
		89,369
	> Conglomerates 0.2%
2,472,255	Aalberts Industries (Netherlands)	44,382
	Flow Control & Heat Treatment
		44,382
	> Steel 0.1%
2,221,812	GrafTech International (a)	19,974
	Industrial Graphite Materials Producer
		19,974
	> Industrial Distribution 0.1%
157,843	WESCO International (a)	9,029
	Industrial Distribution
		9,029
Industrial Goods & Services: Total		3,343,250
Consumer Goods & Services 15.7%
	> Retail 4.8%
4,505,000	lululemon athletica (a)	333,100
	Premium Active Apparel Retailer
Number of Shares		Value (000)
6,600,000	Pier 1 Imports (b)	$123,684
	Home Furnishing Retailer
2,601,000	Abercrombie & Fitch	88,226
	Teen Apparel Retailer
2,835,000	Shutterfly (a)(b)	88,225
	Internet Photo-centric Retailer
4,425,000	Saks (a)(c)	45,622
	Luxury Department Store Retailer
527,845	Fossil (a)	44,708
	Watch Designer & Retailer
525,000	DSW	35,028
	Branded Footwear Retailer
1,575,000	American Eagle Outfitters	33,201
	Teen Apparel Retailer
415,000	Williams-Sonoma	18,248
	Home Goods & Furnishing Retailer
971,500	Teavana (a)(c)	12,668
	Specialty Tea Retailer
388,220	Massmart Holdings (South Africa)	7,785
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
1,371,366	Gaiam (a)(b)	4,786
	Healthy Living Catalogs & E-Commerce, Non-theatrical Media
66,000	The Fresh Market (a)	3,959
	Specialty Food Retailer
		839,240
	> Apparel 2.4%
1,660,000	PVH	155,575
	Apparel Wholesaler & Retailer
2,100,000	Coach	117,642
	Designer & Retailer of Branded Leather Accessories
1,460,000	Warnaco Group (a)	75,774
	Global Branded Apparel Manufacturer
1,310,000	Deckers Outdoor (a)(c)	47,998
	Fashion Footwear Wholesaler
600,000	Steven Madden (a)	26,232
	Wholesaler/Retailer of Fashion Footwear
182,866	True Religion Apparel	3,901
	Premium Denim
		427,122
	> Travel 2.2%
1,430,000	Vail Resorts	82,439
	Ski Resort Operator & Developer
1,225,000	Expedia	70,854
	Online Travel Services Company
4,400,000	Avis Budget Group (a)	67,672
	Second Largest Car Rental Company
3,750,000	Hertz (a)	51,488
	Largest U.S. Rental Car Operator
1,600,000	HomeAway (a)(c)	37,520
	Vacation Rental Online Marketplace
1,100,000	Choice Hotels	35,189
	Franchisor of Budget Hotel Brands
2,000,000	Localiza Rent A Car (Brazil)	34,648
	Car Rental
		379,810

35

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Consumer Goods Distribution 1.1%
2,305,000	GNC Holdings	$89,826
	Specialty Retailer of Health & Wellness Products
2,015,000	Pool	83,784
	Distributor of Swimming Pool Supplies & Equipment
625,000	United Stationers	16,262
	Wholesale Distributor of Business Products
		189,872
	> Food & Beverage 1.0%
1,700,000	Monster Beverage (a)	92,072
	Alternative Beverages
32,000,000	Olam International (Singapore)	53,083
	Agriculture Supply Chain Manager
1,800,000	Arcos Dorados (Brazil)	27,774
	McDonald's Master Franchise for Latin America
45,500	Annie's (a)(c)	2,040
	Developer & Marketer of Natural & Organic Food
1,665,270	GLG Life Tech (Canada) (a)(b)(d)	227
	Produce an All-natural Sweetener Extracted from the Stevia Plant
		175,196
	> Casinos & Gaming 0.8%
3,950,000	Pinnacle Entertainment (a)(b)	48,388
	Regional Casino Operator
3,000,000	Melco Crown Entertainment - ADR (Hong Kong) (a)	40,440
	Macau Casino Operator
850,000	Penn National Gaming (a)	36,635
	Regional Casino Operator
12,000,000	MGM China Holdings (Hong Kong)	20,611
	Macau Casino Operator
		146,074
	> Other Consumer Services 0.8%
2,190,000	Lifetime Fitness (a)(b)	100,171
	Sport & Fitness Club Operator
17,000,000	Lifestyle International (Hong Kong)	35,041
	Mid- to High-end Department Store Operator in Hong Kong & China
1,062,500	Move (a)	9,159
	Real Estate Internet Websites
450,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	832
	Provide Real Estate Services in China
		145,203
	> Furniture & Textiles 0.8%
4,200,000	Knoll (b)	58,590
	Office Furniture
2,250,000	Herman Miller	43,740
	Office Furniture
2,325,000	Interface	30,713
	Modular Carpet
215,000	Caesarstone (Israel) (a)	3,032
	Quartz Countertops
		136,075
Number of Shares		Value (000)
	> Other Durable Goods 0.7%
1,500,000	Jarden	$79,260
	Branded Household Products
850,000	Tesla Motors (a)(c)	24,888
	Design, Manufacture & Sell High Performance Electric Vehicles
460,000	Cavco Industries (a)(b)	21,109
	Manufactured Homes
		125,257
	> Restaurants 0.4%
2,000,000	AFC Enterprises (a)(b)	49,200
	Popeye's Restaurants
450,000	Cheesecake Factory	16,088
	Casual Dining Restaurants
675,000	Bravo Brio Restaurant Group (a)	9,821
	Upscale Casual Italian Restaurants
		75,109
	> Nondurables 0.3%
1,600,000	Helen of Troy (a)(b)	50,928
	Personal Care, Housewares, Healthcare & Home Environment Products
		50,928
	> Educational Services 0.3%
500,000	ITT Educational Services (a)(c)	16,115
	Post-secondary Degree Services
600,000	DeVry (c)	13,656
	Post-secondary Degree Services
800,000	New Oriental Education & Technology - ADR (China) (c)	13,336
	Education Service Provider
2,000,000	Voyager Learning - Contingent Value Rights (a)(d)(e)	220
	Education Services for the K-12 Market
		43,327
	> Leisure Products 0.1%
1,290,000	Skullcandy (a)(c)	17,738
	Lifestyle Branded Headphones
		17,738
	> Other Entertainment —%
265,000	CTS Eventim (Germany)	7,878
	Event Ticket Sales
		7,878
Consumer Goods & Services: Total		2,758,829
Finance 10.9%
	> Banks 4.3%
2,638,000	BOK Financial	155,906
	Tulsa-based Southwest Bank
6,956,800	Associated Banc-Corp	91,621
	Midwest Bank
2,337,313	Hancock Holding	72,340
	Gulf Coast Bank
1,348,000	City National	69,435
	Bank & Asset Manager
985,000	SVB Financial Group (a)	59,553
	Bank to Venture Capitalists

36

Number of Shares		Value (000)
	> Banks—continued
2,860,000	MB Financial (b)	$56,485
	Chicago Bank
5,323,500	Valley National Bancorp	53,341
	New Jersey/New York Bank
3,000,000	CVB Financial	35,820
	Inland Empire Business Bank
2,200,000	TCF Financial	26,268
	Great Lakes Bank
1,350,000	TriCo Bancshares (b)	22,315
	California Central Valley Bank
1,121,188	Sandy Spring Bancorp	21,583
	Baltimore, D.C. Bank
4,299,507	First Busey	20,982
	Illinois Bank
550,000	Wintrust Financial	20,663
	Chicago & Milwaukee Full Service Bank
2,500,000	First Commonwealth	17,625
	Western Pennsylvania Bank
811,295	Hudson Valley	13,833
	Metro New York City Bank
2,136,500	TrustCo Bank	12,221
	New York State Bank
705,072	Eagle Bancorp (a)	11,789
	Metro D.C. Bank
104,023	Pacific Continental Bank	929
	Pacific Northwest Bank
		762,709
	> Insurance 2.4%
8,900,000	CNO Financial Group	85,885
	Life, Long-term Care & Medical Supplement Insurance
833,000	Allied World Holdings	64,349
	Commerical Lines Insurance/Reinsurance
2,764,000	Tower Group (b)	53,594
	Commercial & Personal Lines Insurance
1,120,000	The Hanover Insurance Group	41,731
	Commercial & Personal Lines Insurance
2,050,000	Selective Insurance Group	38,930
	Commercial & Personal Lines Insurance
1,100,000	HCC Insurance Holdings	37,279
	Specialty Insurance
832,000	Willis Group	30,717
	Insurance Broker
925,000	Kemper	28,407
	Multi-line Insurance
250,000	Enstar Group (a)	24,913
	Insurance/Reinsurance & Related Services
900,000	Brown & Brown	23,463
	Insurance Broker
		429,268
	> Brokerage & Money Management 1.5%
6,654,000	SEI Investments	142,728
	Mutual Fund Administration & Investment Management
4,036,000	Eaton Vance	116,883
	Specialty Mutual Funds
1,000,000	Artio Global Investors (c)	2,980
	International Asset Manager
		262,591
Number of Shares		Value (000)
	> Finance Companies 1.5%
1,285,000	World Acceptance (a)(b)	$86,673
	Personal Loans
2,150,000	McGrath Rentcorp (b)	56,093
	Temporary Space & IT Rentals
3,400,000	H & E Equipment Services (b)	41,208
	Heavy Equipment Leasing
1,091,000	Marlin Business Services (b)	23,140
	Small Equipment Leasing
1,123,400	CAI International (a)(b)	23,052
	International Container Leasing
450,000	Onex Capital (Canada)	17,760
	Private Equity
228,500	Textainer Group Holdings	6,981
	Top International Container Leasor
333,191	Regional Management (a)	5,748
	Consumer Loans
		260,655
	> Credit Cards 0.6%
550,000	Alliance Data Systems (a)	78,072
	Diversified Credit Card Provider
350,000	Wright Express (a)	24,402
	Pay Card Processor
		102,474
	> Diversified Financial Companies 0.4%
2,820,000	Leucadia National	64,155
	Holding Company
		64,155
	> Savings & Loans 0.2%
400,000	Financial Engines (a)	9,532
	Asset Management for 401k Plans
1,010,000	Provident New York Bancorp	9,504
	New York State Thrift
470,000	ViewPoint Financial	9,010
	Texas Thrift
452,146	Kaiser Federal (b)	6,823
	Los Angeles Savings & Loan
65,991	Berkshire Hills Bancorp	1,510
	Northeast Thrift
		36,379
Finance: Total		1,918,231
Health Care 9.3%
	> Biotechnology & Drug Delivery 5.0%
6,153,000	Seattle Genetics (a)(b)(c)	165,823
	Antibody-based Therapies for Cancer
3,875,000	BioMarin Pharmaceutical (a)	156,046
	Biotech Focused on Orphan Diseases
1,215,000	Alexion Pharmaceuticals (a)	138,996
	Biotech Focused on Orphan Diseases
3,600,000	ARIAD Pharmaceuticals (a)	87,210
	Biotech Focused on Cancer
3,250,000	Auxilium Pharmaceuticals (a)(b)	79,495
	Biotech Focused on Niche Disease Areas
870,000	Onyx Pharmaceuticals (a)	73,515
	Commercial-stage Biotech Focused on Cancer

37

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
6,000,000	NPS Pharmaceuticals (a)(b)	$55,500
	Orphan Drugs & Healthy Royalties
3,430,000	Isis Pharmaceuticals (a)(c)	48,260
	Biotech Pioneer in Antisense Drugs
735,000	Synageva Biopharma (a)	39,271
	Biotech Focused on Orphan Diseases
2,025,000	InterMune (a)	18,164
	Drugs for Pulmonary Fibrosis & Hepatitis C
3,000,000	Raptor Pharmaceutical (a)(b)(c)	16,680
	Orphan Drug Company
4,949,000	Chelsea Therapeutics International (a)(b)(c)	5,939
	Biotech Focused on Rare Diseases
359,944	MicroDose Therapeutx (a)(d)(e)	238
	Drug Inhaler Development
		885,137
	> Medical Supplies 2.3%
4,970,000	Cepheid (a)(b)	171,515
	Molecular Diagnostics
950,000	Henry Schein (a)	75,306
	Largest Distributor of Healthcare Products
2,126,000	Patterson Companies	72,794
	Dental/Vet/Med Distributor
1,550,000	DENTSPLY International	59,117
	Leading Dental Supplies Manufacturer
375,000	Techne	26,978
	Cytokines, Antibodies & Other Reagents for Life Science
		405,710
	> Medical Equipment & Devices 1.0%
1,024,683	Sirona Dental Systems (a)	58,366
	Manufacturer of Dental Equipment
550,000	Haemonetics (a)	44,110
	Blood & Plasma Collection Equipment
950,000	PerkinElmer Inc.	27,996
	Analytical Instruments for Life Sciences
925,000	Hill-Rom Holdings	26,880
	Hospital Beds/Patient Handling
570,000	Orthofix International (a)	25,508
	Bone Fixation & Stimulation Devices
		182,860
	> Health Care Services 0.5%
665,000	Mednax (a)	49,509
	Physician Management for Pediatric & Anesthesia Practices
825,000	HealthSouth (a)	19,850
	Inpatient Rehabalitation Facilities
1,875,000	Health Management Associates (a)	15,731
	Non-urban Hospitals
		85,090
	> Pharmaceuticals 0.5%
4,000,000	Akorn (a)	52,880
	Develops, Manufactures & Sells Specialty Generic Drugs
2,606,333	Adcock Ingram Holdings (South Africa)	18,598
	Manufacturer of Pharmaceuticals & Medical Supplies
Number of Shares		Value (000)
2,040,000	Alimera Sciences (a)(b)(c)	$5,263
	Ophthalmology-focused Pharmaceutical Company
1,095,000	Horizon Pharma (a)	3,800
	Specialty Pharmaceutical Company
		80,541
Health Care: Total		1,639,338
Energy & Minerals 7.3%
	> Oil Services 3.5%
5,150,000	FMC Technologies (a)	238,445
	Oil & Gas Well Head Manufacturer
2,114,000	Atwood Oceanics (a)	96,081
	Offshore Drilling Contractor
1,670,000	ShawCor (Canada)	72,501
	Oil & Gas Pipeline Products
1,031,106	Fugro (Netherlands)	70,120
	Subsea Oilfield Services
513,000	Oil States International (a)	40,763
	Diversified North American Oil Service Provider
884,000	Hornbeck Offshore (a)	32,399
	Supply Vessel Operator in U.S. Gulf of Mexico
2,890,900	Horizon North Logistics (Canada)	23,436
	Provides Diversified Oil Service Offering in Northern Canada
893,600	Black Diamond Group (Canada) (c)	20,379
	Provides Accommodations/Equipment for Oil Sands Development
585,000	Rowan (a)	19,755
	Contract Offshore Driller
4,025,000	Tuscany International Drilling (Colombia) (a)	942
	South America Based Drilling Rig Contractor
		614,821
	> Oil & Gas Producers 2.5%
3,500,000	Pacific Rubiales Energy (Colombia)	83,628
	Oil Production & Exploration in Colombia
695,000	Range Resources	48,560
	Oil & Gas Producer
974,000	Rosetta Resources (a)	46,655
	Oil & Gas Producer Exploring in South Texas & Montana
2,700,000	Denbury Resources (a)	43,632
	Oil Producer Using Co2 Injection
703,000	SM Energy	38,039
	Oil & Gas Producer
1,159,000	Laredo Petroleum (a)(c)	25,475
	Permian Basin Oil Producer
1,050,000	Tullow Oil (United Kingdom)	23,229
	Oil & Gas Producer
500,000	Cabot Oil and Gas	22,450
	Large Natural Gas Producer in Appalachia & Gulf Coast
361,000	Baytex (Canada) (c)	17,156
	Oil & Gas Producer in Canada
718,000	Celtic Exploration (Canada) (a)	13,351
	Canadian Oil & Gas Producer
27,000,000	Shamaran Petroleum (Iraq) (a)	11,947
	Oil Exploration in Kurdistan

38

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
340,000	PDC Energy (a)	$10,754
	Oil & Gas Producer in the U.S.
1,100,000	Kodiak Oil and Gas (a)	10,296
	Bakken Oil & Gas Producer
750,000	Athabasca Oil Sands (Canada) (a)	10,055
	Oil Sands & Unconventional Oil Development
37,500,000	Petromanas (Canada) (a)(b)	7,629
	Exploring for Oil in Albania
200,000	Approach Resources (a)	6,026
	Oil & Gas Producer in West Texas Permian
25,000,000	Petroamerica Oil (Colombia) (a)	5,340
	Oil Exploration & Production in Colombia
26,000,000	Petrodorado Energy (Colombia) (a)(b)	4,760
24,000,000	Petrodorado Energy - Warrants (Colombia) (a)(e)	117
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
493,000	Crew Energy (Canada) (a)	3,631
	Canadian Oil & Gas Producer
1,198,100	Pan Orient (Canada)	3,449
	Asian Oil & Gas Explorer
50,000,000	Gulf United Energy (Colombia) (a)(b)	3,000
	Prospecting for Oil Alongside Large Producers in Colombia
5,116,000	Canacol (Colombia) (a)	2,498
	Oil Producer in South America
8,400,000	Canadian Overseas Petroleum (United Kingdom) (a)(e)	1,722
4,200,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	110
	Oil & Gas Exploration/Production in the North Sea
4,110,000	Santa Maria Petroleum (Colombia) (a)(b)(e)	562
890,000	Santa Maria Petroleum (Colombia) (a)(b)	127
	Explores for Oil & Gas in Latin America
393,600	Houston American Energy (a)(c)	354
	Oil & Gas Exploration/Production in Colombia
		444,552
	> Mining 1.0%
387,000	Core Labs (Netherlands)	47,013
	Oil & Gas Reservoir Consulting
1,000,000	Silver Wheaton (Canada)	39,710
	Silver Mining Royalty Company
7,500,000	Duluth Metals (Canada) (a)(b)	17,928
	Copper & Nickel Miner
1,400,000	Kirkland Lake Gold (Canada) (a)	16,975
	Gold Mining
4,432,000	Northam Platinum (South Africa)	15,985
	Platinum Mining in South Africa
1,150,000	Turquoise Hill Resources (Mongolia) (a)(c)	9,791
	Copper Mine Project in Mongolia
2,050,000	Alexco Resource (a)	8,897
	Mining, Exploration & Environmental Services
16,000,000	Mongolian Mining (Mongolia) (a)	7,284
	Coking Coal Mining in Mongolia
Number of Shares		Value (000)
2,518,600	Kaminak Gold (a)(c)	$5,969
	Exploration Stage Canadian Gold Miner
800,000	Augusta Resource (a)(c)	2,160
	US Copper/Moly Mine
217,283	Regis Resources (Australia) (a)	1,278
	Gold Mining in Australia
4,000,000	Wolverine Minerals (Canada) (a)(e)	176
2,000,000	Wolverine Minerals - Warrants (Canada) (a)(d)(e)	—
	Gold Mining
500,000	Duluth Exploration - Special Warrants (Canada) (a)(d)(e)	46
	Copper & Nickel Miner
		173,212
	> Oil Refining, Marketing & Distribution 0.1%
218,000	Vopak (Netherlands)	15,307
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		15,307
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(d)(e)	13,552
	Farmland Operator in Uruguay
		13,552
	> Alternative Energy 0.1%
2,000,000	GT Advanced Technologies (a)(c)	10,900
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
1,210,300	Synthesis Energy Systems (China) (a)	1,598
	Owner/Operator of Gasification Plants
		12,498
Energy & Minerals: Total		1,273,942
Other Industries 7.3%
	> Real Estate 5.1%
3,850,000	Ryman Hospitality Properties (a)(b)	152,190
	Convention Hotels
3,700,000	DuPont Fabros Technology (b)	93,425
	Technology-focused Office Buildings
750,000	Federal Realty	78,975
	Shopping Centers
1,850,000	Extra Space Storage	61,513
	Self Storage Facilities
3,700,000	Associated Estates Realty (b)	56,092
	Multifamily Properties
720,000	Digital Realty Trust	50,292
	Technology-focused Office Buildings
975,000	Post Properties	46,761
	Multi-family Properties
2,450,000	Biomed Realty Trust	45,864
	Life Science-focused Office Buildings
50,000,000	Mapletree Logistics Trust (Singapore)	45,723
	Industrial Property Landlord
22,000,000	Ascendas REIT (Singapore)	43,091
	Industrial Property Landlord
770,000	Kilroy Realty	34,481
	West Coast Office Buildings

39

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Real Estate—continued
3,000,000	Education Realty Trust	$32,700
	Student Housing
1,300,000	St. Joe (a)(c)	25,350
	Florida Panhandle Landowner
325,000	Jones Lang LaSalle	24,814
	Real Estate Services
3,750,000	DCT Industrial Trust	24,263
	Industrial Properties
2,476,000	Summit Hotel Properties (b)	21,145
	Owner of Select Service Hotels
3,500,000	Kite Realty Group (b)	17,850
	Community Shopping Centers
2,800	Orix JREIT (Japan)	13,676
	Diversified REIT
10,000,000	Mapletree Industrial Trust (Singapore)	11,476
	Industrial Property Landlord
8,845,000	Mapletree Commercial Trust (Singapore)	8,426
	Retail & Office Property Landlord
		888,107
	> Transportation 1.3%
3,100,000	Rush Enterprises, Class A (a)(b)	59,706
550,000	Rush Enterprises, Class B (a)(b)	9,246
	Truck Sales & Service
1,155,000	JB Hunt Transport Services	60,106
	Truck & Intermodal Carrier
2,400,000	Heartland Express	32,064
	Regional Trucker
704,000	World Fuel Services	25,069
	Global Fuel Broker
300,000	Genesee & Wyoming (a)	20,058
	Short-line Operator
350,000	Kirby (a)	19,348
	Largest Operator of U.S. (Jones Act) Liquid Tank Barges
		225,597
	> Regulated Utilities 0.9%
2,000,000	Northeast Utilities	76,460
	Regulated Electric Utility
1,660,000	Wisconsin Energy	62,532
	Wisconsin Utility
500,000	Allete	20,870
	Minnesota Regulated Electric Utility
		159,862
Other Industries: Total		1,273,566
Total Equities: 96.2% (Cost: $10,403,931)		16,887,006
Number of Shares		Value (000)
Securities Lending Collateral 2.4%
418,965,955	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (f)	$418,966
Total Securities Lending Collateral: (Cost: $418,966)		418,966
Total Investments: 98.6% (Cost: $10,822,897)(g)(h)		17,305,972	(i)
Obligation to Return Collateral for Securities Loaned: (2.4)%		(418,966)
Cash and Other Assets Less Liabilities: 3.8%		664,276
Total Net Assets: 100.0%		$17,551,282

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

40

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/12	Value	Dividend
AboveNet*	1,400,000	-	1,400,000	-	$-	$-
Acorn Energy	1,500,000	5,246	-	1,505,246	13,427	190
AFC Enterprises	2,000,000	-	-	2,000,000	49,200	-
Alimera Sciences	2,040,000	-	-	2,040,000	5,263	-
Associated Estates Realty	3,700,000	-	-	3,700,000	56,092	1,961
Auxilium Pharmaceuticals	3,033,715	216,285	-	3,250,000	79,495	-
Bally Technologies	3,725,000	-	-	3,725,000	183,978	-
Boingo Wireless	1,500,000	360,682	-	1,860,682	14,774	-
CAI International	1,123,400	-	-	1,123,400	23,052	-
Cavco Industries	460,000	-	-	460,000	21,109	-
Cepheid	3,200,000	1,770,000	-	4,970,000	171,515	-
Chelsea Therapeutics International	4,550,000	1,200,000	801,000	4,949,000	5,939	-
Cogent Communications*	2,520,000	-	320,000	2,200,000	50,578	220
Constant Contact*	2,350,000	-	1,150,000	1,200,000	20,880	-
Donaldson**	4,200,000	4,200,000	-	8,400,000	291,564	2,184
Drew Industries	1,500,000	380,000	-	1,880,000	56,795	-
Duluth Metals	7,500,000	-	-	7,500,000	17,928	-
DuPont Fabros Technology	3,350,000	350,000	-	3,700,000	93,425	1,377
eResearch Technology*	4,900,000	-	4,900,000	-	-	-
ESCO Technologies	2,200,000	-	-	2,200,000	85,470	528
ExlService Holdings	1,145,000	473,000	-	1,618,000	47,731	-
Gaiam	1,371,366	-	-	1,371,366	4,786	-
General Communications*	2,000,000	-	500,000	1,500,000	14,700	-
GLG Life Tech	1,750,000	-	84,730	1,665,270	227	-
Gulf United Energy	-	50,000,000	-	50,000,000	3,000	-
H & E Equipment Services	3,400,000	-	-	3,400,000	41,208	23,800
Hackett Group+	4,500,000	-	650,793	3,849,207	16,090	-
HEICO***	2,250,000	813,000	-	3,063,000	93,452	319
Helen of Troy	1,600,000	-	-	1,600,000	50,928	-
Horizon Pharma*	1,095,000	-	-	1,095,000	3,800	-
iGATE	3,400,000	-	-	3,400,000	61,778	-
II-VI	4,550,000	-	-	4,550,000	86,541	-
Insperity	1,210,000	336,000	-	1,546,000	39,006	650
Interline Brands*	2,600,000	-	2,600,000	-	-	-
InterMune*	2,950,000	900,000	1,825,000	2,025,000	18,164	-
IPG Photonics	2,780,000	-	-	2,780,000	159,294	-
IXYS	1,900,000	-	-	1,900,000	18,848	-
Kaiser Federal	452,146	-	-	452,146	6,823	99
Kenexa*	1,700,000	-	775,000	925,000	42,393	-
Kite Realty Group	3,500,000	-	-	3,500,000	17,850	630
Knoll	4,200,000	-	-	4,200,000	58,590	1,344
Lifetime Fitness	2,190,000	-	-	2,190,000	100,171	-
lululemon athletica*	5,740,000	-	1,235,000	4,505,000	333,100	-
Marlin Business Services	1,091,000	-	-	1,091,000	23,140	218
MB Financial	2,360,000	500,000	-	2,860,000	56,485	83
McGrath Rentcorp	2,150,000	-	-	2,150,000	56,093	1,505
Mettler-Toledo International	1,600,000	-	-	1,600,000	273,184	-
Micromet*	6,702,347	64,547	6,766,894	-	-	-
Moog	2,775,000	225,000	-	3,000,000	113,610	-
Navigant Consulting	2,800,000	700,000	-	3,500,000	38,675	-
NPS Pharmaceuticals	6,000,000	-	-	6,000,000	55,500	-
Pericom Semiconductor	1,765,000	-	-	1,765,000	15,329	-
Petroamerica Oil*	30,275,000	-	5,275,000	25,000,000	5,340	-
Petrodorado Energy	26,000,000	-	-	26,000,000	4,760	-
PetroMagdalena Energy*	7,582,928	-	7,582,928	-	-	-
Petromanas	37,500,000	-	-	37,500,000	7,629	-
Pier 1 Imports	5,600,000	1,000,000	-	6,600,000	123,684	488
Pinnacle Entertainment	3,950,000	-	-	3,950,000	48,388	-

41

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/12	Value	Dividend
Raptor Pharmaceutical	3,455,000	745,000	1,200,000	3,000,000	$16,680	$-
Rush Enterprises	3,350,000	300,000	-	3,650,000	68,952	-
Ryman Hospitality Properties	3,850,000	-	-	3,850,000	152,190	-
SABA	-	2,000,000	-	2,000,000	19,980	-
Salem Communications*	1,527,700	-	1,527,700	-	-	-
Santa Maria Petroleum****	50,000,000	-	45,000,000	5,000,000	689	-
Seattle Genetics	6,153,000	-	-	6,153,000	165,823	-
Shutterfly	3,070,000	300,000	535,000	2,835,000	88,225	-
SPS Commerce	900,000	-	-	900,000	34,623	-
Summit Hotel Properties	1,500,000	976,000	-	2,476,000	21,145	638
Tower Group	1,675,000	1,089,000	-	2,764,000	53,594	1,555
TriCo Bancshares	1,350,000	-	-	1,350,000	22,315	365
True Religion Apparel*	1,507,000	-	1,324,134	182,866	3,901	93
tw telecom	9,500,000	-	-	9,500,000	247,665	-
Tyler Technologies*	1,700,000	-	800,000	900,000	39,618	-
Virtusa	2,125,000	-	-	2,125,000	37,761	-
Warnaco Group*	2,190,000	-	730,000	1,460,000	75,774	-
Wolverine Minerals*	4,000,000	-	-	4,000,000	176	-
World Acceptance	1,505,202	-	220,202	1,285,000	86,673	-
Total of Affiliated Transactions	350,544,804	68,903,760	87,203,381	332,245,183	$4,416,565	$38,247

*  At September 30, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effects of a 2:1 stock split.

***  Includes the effects of a 5:4 stock split.

****  Includes the effects of a 1:10 reverse stock split.

+  Includes the effects of a corporate action.

  The aggregate cost and value of these companies at September 30, 2012, were $2,434,032 and $3,808,141, respectively. Investments in affiliated companies represented 21.70% of the Fund's total net assets at September 30, 2012.

(c)  All or a portion of this security was on loan at September 30, 2012. The total market value of securities on loan at September 30, 2012 was $409,637.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2012, the market value of these securities amounted to $16,743, which represented 0.10% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000	$13,552
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591	1,722
Santa Maria Petroleum	1/14/11	4,110,000	5,193	562
MicroDose Therapeutx	11/24/00	359,944	2,005	238
Voyager Learning - Contingent Value Rights	12/24/09	2,000,000	-	220
Wolverine Minerals	6/3/11	4,000,000	2,005	176
Petrodorado Energy - Warrants	11/20/09	24,000,000	2,965	117
Canadian Overseas Petroleum - Warrants	11/24/10	4,200,000	526	110
Duluth Exploration - Special Warrants	8/19/11	500,000	-	46
Wolverine Minerals - Warrants	6/3/11	2,000,000	243	-
			$31,528	$16,743

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At September 30, 2012, for federal income tax purposes, the cost of investments was $10,822,897 and net unrealized appreciation was $6,483,075 consisting of gross unrealized appreciation of $7,200,375 and gross unrealized depreciation of $717,300.

42

> Notes to Statement of Investments (dollar values in thousands)

(h)  On September 30, 2012, the market value of foreign securities represented 8.66% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$286,310	1.63
Netherlands	211,135	1.20
Singapore	190,217	1.08
Sweden	116,819	0.67
Colombia	100,974	0.57
Hong Kong	96,092	0.55
Brazil	88,242	0.50
Japan	74,527	0.42
France	52,208	0.30
South Africa	42,368	0.24
Denmark	42,032	0.24
Chile	41,484	0.24
Israel	29,608	0.17
Country	Value	Percentage of Net Assets
China	$28,252	0.16
United Kingdom	25,061	0.14
Russia	17,528	0.10
Mongolia	17,075	0.10
India	15,272	0.09
Uruguay	13,552	0.08
Iraq	11,947	0.07
Iceland	10,863	0.06
Germany	7,878	0.04
Australia	1,278	0.01
Total Foreign Portfolio	$1,520,722	8.66

(i)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

43

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$4,494,354	$185,496	$-	$4,679,850
Industrial Goods & Services	3,138,860	204,390	-	3,343,250
Consumer Goods & Services	2,633,984	124,625	220	2,758,829
Finance	1,918,231	-	-	1,918,231
Health Care	1,620,502	18,598	238	1,639,338
Energy & Minerals	1,124,454	135,890	13,598	1,273,942
Other Industries	1,151,174	122,392	-	1,273,566
Total Equities	16,081,559	791,391	14,056	16,887,006
Total Securities Lending Collateral	418,966	-	-	418,966
Total Investments	$16,500,525	$791,391	$14,056	$17,305,972

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes. Securities which have halted or temporarily stopped trading are valued at the last sale and adjusted by a premium or a discount to account for the anticipated re-opening price. These adjustments are determined by the investment manager's experience with similar securities or situations.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$-	$1,575	$1,575	$-

  Financial assets were transferred from Level 1 to Level 2 as trading halted during the period.

  The following table reconciles asset balances for the period ending September 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012
Equities
Consumer Goods & Services	$180	$-	$40	$-	$-	$-	$-	$220
Health Care	270	-	(32)	-	-	-	-	238
Energy & Minerals	12,507	-	1,091	-	-	-	-	13,598
	$12,957	$-	$1,099	$-	$-	$-	$-	$14,056

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at September 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $1,099.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

44

Columbia Acorn International

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/12	9/30/12
Purchases
Asia
> Japan
Doshisha	828,000	838,000
Glory	1,694,562	1,817,562
Hamamatsu Photonics	0	423,900
Horiba	424,000	711,100
Itochu Techno-Science	0	249,100
Lifenet Insurance	0	813,400
Miraca Holdings	659,500	816,456
Nabtesco	0	672,000
Nihon Parkerizing	756,900	1,169,080
Sanrio	865,800	960,000
Start Today	2,572,724	2,892,724
> Taiwan
Lung Yen	2,469,000	3,835,000
Simplo Technology	5,564,713	6,334,713
> Singapore
Ascendas REIT	20,000,000	22,000,000
Mapletree Commercial Trust	35,000,000	39,467,000
Mapletree Industrial Trust	28,000,000	33,000,000
Mapletree Logistics Trust	35,000,000	40,000,000
Petra Foods	3,071,300	4,772,000
> Hong Kong
AAC Technologies	8,475,000	10,038,000
Lifestyle International	21,845,000	22,000,000
Vitasoy International	4,495,200	9,557,900
> China
51job - ADR	326,700	427,814
Digital China	18,000,300	22,168,300
NetEase.com - ADR	381,300	419,323
New Oriental Education & Technology - ADR	1,100,000	1,200,000
> India
Adani Ports & Special Economic Zone	8,052,053	8,945,000
TTK Prestige	0	63,000
> Korea
BS Financial Group	0	1,208,000
Handsome	474,441	624,441
Hite Jinro	0	138,990
iMarketKorea	580,000	724,727
Kepco Plant Service & Engineering	244,530	305,540
Samsung Engineering	0	57,000
> Indonesia
Ace Indonesia	15,000,000	25,000,000
Archipelago Resources	29,063,787	31,764,600
Mayora Indah	2,176,600	4,275,800
	Number of Shares
	6/30/12	9/30/12
MNC Skyvision	32,766,000	40,047,000
Surya Citra Media	0	7,613,000
Tower Bersama Infrastructure	51,767,300	60,516,300
> Thailand
Home Product Center	110,000,000	125,000,000
Europe
> United Kingdom
Aggreko	596,100	875,000
Asos	0	646,000
Domino's Pizza UK & Ireland	3,107,000	3,789,000
Elementis	0	4,999,847
Rightmove	822,000	998,000
Spirax Sarco	256,202	655,000
WH Smith	1,555,000	2,321,211
> Netherlands
Aalberts Industries	2,546,126	2,742,165
BinckBank	0	449,113
TKH Group	850,468	1,112,468
> France
Compagnie Française de l'Afrique Occidentale	134,254	377,000
Neopost	675,000	770,000
Norbert Dentressangle	232,400	285,704
> Switzerland
Dufry Group	330,000	375,000
Zehnder	280,000	330,000
> Germany
NORMA Group	690,000	1,050,000
Pfeiffer Vacuum	0	130,050
> Italy
Fiat	0	3,791,000
Geox	7,000,000	7,706,873
Pirelli	2,661,000	3,245,000
Tod's	166,200	224,200
> Denmark
Solar	166,013	207,968
> Norway
Atea	2,403,664	3,281,864
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	3,319,000	4,506,259
> Russia
Yandex	1,123,695	1,167,000
> Finland
Stockmann	1,039,429	1,430,429

45

Columbia Acorn International

Major Portfolio Changes in the Third Quarter (Unaudited), continued

	Number of Shares
	6/30/12	9/30/12
Purchases (continued)
Other Countries
> South Africa
Massmart Holdings	1,025,504	1,574,575
> Canada
CAE	0	3,047,000
> Australia
Challenger Financial	11,936,400	14,652,712
Commonwealth Property Office Fund	48,533,075	49,017,000
Domino's Pizza Enterprises	1,576,290	2,500,000
Regis Resources	0	311,805
SAI Global	0	3,338,561
> United States
FMC Technologies	407,213	669,213
Textainer Group Holdings	965,297	1,103,297
> New Zealand
Telecom NZ	0	3,598,749
Latin America
> Brazil
Arcos Dorados	1,300,000	1,730,000
Odontoprev	4,500,000	5,000,000
> Mexico
Genomma Lab International	0	11,945,000
Herdez	0	1,728,500
> Guatemala
Tahoe Resources	1,403,049	1,434,600
> Chile
Viña Concha y Toro	5,640,000	10,115,274
	Number of Shares
	6/30/12	9/30/12
Sales
Asia
> Japan
Aeon Delight	1,417,438	1,221,938
Aeon Mall	880,474	830,474
Ibiden	857,144	0
Miura	407,050	202,150
Shimadzu	2,600,000	0
Shinsei Bank	15,024,649	0
Torishima Pump Manufacturing	1,346,963	1,069,963
> Taiwan
MStar Semiconductor	3,661,100	0
Radiant Opto-Electronics	6,087,300	4,564,960
St. Shine Optical	2,492,300	2,035,000
Tripod Technologies	12,218,270	8,012,470
> China
Want Want	26,565,000	24,290,000
Zhaojin Mining Industry	18,920,554	9,306,554
> India
Jain Irrigation Systems	11,163,303	1,426,549
S. Kumars Nationwide	10,249,300	0
> Korea
Grand Korea Leisure	1,134,000	852,150
Hyundai Home Shopping	55,000	0
NHN	101,150	0
Europe
> United Kingdom
Chemring	2,303,000	0
Next	262,300	0
Serco	3,375,000	0
> Netherlands
Fugro	460,000	368,000
Koninklijke TenCate	1,234,758	821,137
UNIT4	1,591,702	1,574,145
> France
Mersen	162,844	0
> Switzerland
Bank Sarasin & Cie	580,000	0
Partners Group	310,000	260,000
> Germany
Dürr	500,000	440,000
Rheinmetall	405,000	0
Wirecard	2,500,000	2,160,000
> Sweden
East Capital Explorer	419,877	0
Hexagon	4,056,007	3,957,522

46

	Number of Shares
	6/30/12	9/30/12
Sales (continued)
Europe—continued
> Russia
Mail.ru - GDR	368,493	0
Petropavlovsk	2,109,700	0
> Ireland
Paddy Power	263,400	74,637
United Drug	4,237,000	0
> Greece
Intralot	4,384,185	0
> Spain
Red Eléctrica de España	618,320	0
Other Countries
> South Africa
Adcock Ingram Holdings	4,992,200	3,938,965
Mr. Price	3,175,083	2,644,083
> Canada
DeeThree Exploration	2,919,000	1,130,000
> United States
BioMarin Pharmaceutical	1,229,871	1,044,000
Hornbeck Offshore	555,500	439,500
World Fuel Services	763,228	428,228
> Israel
Israel Chemicals	4,706,527	3,145,527
> Senegal
Sonatel	42,360	31,200

47

Columbia Acorn International

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
		Equities: 95.4%
Asia 43.2%
	> Japan 16.7%
5,582,600	Kansai Paint	$61,872
	Paint Producer in Japan, India, China & Southeast Asia
20,227,000	Seven Bank	61,718
	ATM Processing Services
20,096	Wacom	48,628
	Computer Graphic Illustration Devices
1,582,200	Hoshizaki Electric	45,949
	Commercial Kitchen Equipment
2,719,900	Park24	44,443
	Parking Lot Operator
1,817,562	Glory	42,593
	Currency Handling Systems & Related Equipment
2,892,724	Start Today (a)	41,323
	Online Japanese Apparel Retailer
7,780	Orix JREIT	38,001
	Diversified REIT
816,456	Miraca Holdings	36,666
	Outsourced Lab Testing, Diagnostic Equipment & Reagents
960,000	Sanrio (a)	34,336
	Character Goods & Licensing
2,981,100	Kuraray (a)	33,854
	Special Resin, Fine Chemical, Fibers & Textures
295,762	Nakanishi	31,759
	Dental Tools & Machinery
30,500	Jupiter Telecommunications	30,953
	Largest Cable Service Provider in Japan
2,552,000	NGK Insulators (a)	30,534
	Ceramic Products for Auto, Power & Electronics
937,651	Kintetsu World Express	30,010
	Airfreight Logistics
7,620	Kenedix Realty Investment	27,401
	Tokyo Midsize Office REIT
345,000	FP Corporation	27,155
	Disposable Food Trays & Containers
5,540	Mori Hills REIT Investment	26,982
	Tokyo Centric Diversified REIT
1,221,938	Aeon Delight	26,918
	Facility Maintenance & Management
2,137,272	Japan Airport Terminal	25,363
	Airport Terminal Operator at Haneda
1,613,429	Daiseki	24,997
	Waste Disposal & Recycling
838,000	Doshisha	24,286
	Wholesaler
480,000	Disco (a)	23,083
	Semiconductor Dicing & Grinding Equipment
10,360	Advance Residence Investment	21,801
	Residential REIT
300,792	Ain Pharmaciez	21,485
	Dispensing Pharmacy/Drugstore Operator
Number of Shares		Value (000)
1,885,600	Asahi Diamond Industrial	$21,143
	Consumable Diamond Tools
711,100	Horiba	20,963
	Measuring Instruments & Analyzers
830,474	Aeon Mall	20,278
	Suburban Shopping Mall Developer, Owner & Operator
772,000	Misumi Group	19,140
	Industrial Components Distributor
1,169,080	Nihon Parkerizing	17,770
	Metal Surface Treatment Agents & Processing
732,108	Icom	17,668
	Two Way Radio Communication Equipment
1,405,739	Ushio	16,862
	Industrial Light Sources
423,900	Hamamatsu Photonics	14,564
	Optical Sensors for Medical & Industrial Applications
1,940,200	Sintokogio	13,325
	Automated Casting Machines, Surface Treatment System & Consumables
249,100	Itochu Techno-Science	12,947
	IT Network Sales & Services
672,000	Nabtesco (a)	12,371
	Machinery Components
813,400	Lifenet Insurance (a)(b)	10,734
	Online Life Insurance Company in Japan
1,295	Global One Real Estate	7,863
	Office REIT
1,069,963	Torishima Pump Manufacturing	7,608
	Industrial Pump for Power Generation & Water Supply Systems
202,150	Miura	4,887
	Industrial Boiler
24	Fukuoka REIT	175
	Diversified REIT in Fukuoka
		1,080,408
	> Taiwan 6.5%
36,606,000	Far EasTone Telecom	90,333
	Taiwan's Third Largest Mobile Operator
16,410,000	Taiwan Mobile	59,843
	Taiwan's Second Largest Mobile Operator
20,120,000	CTCI Corp	45,962
	International Engineering Firm
6,334,713	Simplo Technology	37,810
	Battery Packs for Notebook & Tablet PCs
2,035,000	St. Shine Optical	26,117
	World's Leading Disposable Contact Lens Original Equipment Manufacturer (OEM)
11,794,000	Chroma Ate	24,777
	Automatic Test Systems, Testing & Measurement Instruments
11,200,000	Taiwan Hon Chuan	24,476
	Beverage Packaging (Bottles, Caps, Labels) Manufacturer
6,603,000	Advantech	24,062
	Industrial PC & Components
4,564,960	Radiant Opto-Electronics	19,730
	LCD Back Light Units & Modules

48

Number of Shares		Value (000)
	> Taiwan—continued
8,012,470	Tripod Technologies	$19,595
	Printed Circuit Boards (PCB)
3,181,000	President Chain Store	16,980
	Taiwan's Number One Convenience Chain Store Operator
3,000,141	PC Home	16,960
	Taiwanese Internet Retail Company
3,835,000	Lung Yen	13,174
	Funeral Services & Columbaria
37,000	Chipbond	59
	Semiconductor Back-end Packaging Services
		419,878
	> Singapore 4.4%
22,000,000	Ascendas REIT	43,091
	Industrial Property Landlord
25,000,000	Olam International	41,471
	Agriculture Supply Chain Manager
33,000,000	Mapletree Industrial Trust	37,871
	Industrial Property Landlord
39,467,000	Mapletree Commercial Trust	37,597
	Retail & Office Property Landlord
40,000,000	Mapletree Logistics Trust	36,578
	Industrial Property Landlord
20,000,000	CDL Hospitality Trust	33,061
	Hotel Owner/Operator
15,000,000	Goodpack Limited	22,626
	International Bulk Container Leasing
3,500,000	Singapore Exchange	19,893
	Singapore Equity & Derivatives Market Operator
4,772,000	Petra Foods	9,527
	Cocoa Processor & Chocolate Manufacturer
		281,715
	> Hong Kong 4.1%
6,500,000	Melco Crown Entertainment - ADR (a)(b)	87,620
	Macau Casino Operator
22,000,000	Lifestyle International	45,348
	Mid- to High-end Department Store Operator in Hong Kong & China
15,625,000	L'Occitane International	41,196
	Skin Care & Cosmetics Producer
10,038,000	AAC Technologies	36,092
	Miniature Acoustic Components
30,000,000	Sasa International	20,455
	Cosmetics Retailer
10,000,000	MGM China Holdings	17,176
	Macau Casino Operator
9,557,900	Vitasoy International	8,339
	Hong Kong Soy Food Brand
8,000,000	Melco International	7,101
	Macau Casino Operator
		263,327
	> China 2.7%
22,168,300	Digital China	35,181
	IT Distribution & Systems Integration Services
Number of Shares			Value (000)
24,290,000	Want Want		$30,920
	Chinese Branded Consumer Food Company
419,323	NetEase.com - ADR (b)		23,541
	Chinese Online Gaming Services
1,200,000	New Oriental Education & Technology - ADR (a)		20,004
	Education Service Provider
260,000,000	RexLot Holdings		19,714
	Lottery Equipment Supplier in China
427,814	51	job - ADR (b)	19,166
	Integrated Human Resource Services
9,306,554	Zhaojin Mining Industry		16,856
	Gold Mining & Refining in China
30,000,000	AMVIG Holdings		8,931
	Chinese Tobacco Packaging Material Supplier
			174,313
	> India 2.3%
2,262,300	United Breweries		28,031
	India's Largest Brewer
341,652	Asian Paints		25,464
	India's Largest Paint Company
8,945,000	Adani Ports & Special Economic Zone		21,559
	Indian West Coast Shipping Port
13,195,000	Redington India		19,537
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
1,550,000	Shriram Transport Finance		18,172
	Used Truck Finance
545,000	Colgate Palmolive India (b)		12,488
	Consumer Products in Oral Care
1,600,000	Titan Industries		7,910
	Jewlery, Watches, Eyeglasses
27,212,878	REI Agro		5,469
	Basmati Rice Processing
63,000	TTK Prestige (b)		4,441
	Branded Cooking Equipment
1,650,000	SKIL Ports and Logistics (b)		2,851
	Indian Container Port Project
1,426,549	Jain Irrigation Systems		1,881
	Agricultural Micro-irrigation Systems & Food Processing
			147,803
	> Korea 1.9%
852,150	Grand Korea Leisure		22,420
	'Foreigner Only' Casino Group in Korea
724,727	iMarketKorea		18,468
	Procurement, Distribution of MRO (Maintenance Repair Operations) Goods
623,120	Woongjin Coway		17,240
	Korean Household Appliance Rental Service Provider
624,441	Handsome		15,710
	Korea's Leading High-end Apparel Company
305,540	Kepco Plant Service & Engineering		13,848
	Power Plant & Grid Maintenance
1,208,000	BS Financial Group		12,976
	Regional Bank in Busan

49

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Korea—continued
182,000	Hana Tour Service	$9,906
	Korea's Largest Wholesale Tour Provider
57,000	Samsung Engineering	9,780
	Global Engineering, Procurement, Construction (EPC) Firm
138,990	Hite Jinro (b)	3,041
	Leading Beer & Spirits Manufacturer
		123,389
	> Indonesia 1.7%
31,764,600	Archipelago Resources (b)(c)	30,776
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
60,516,300	Tower Bersama Infrastructure (b)	28,103
	Communications Towers
25,000,000	Ace Indonesia	16,035
	Home Improvement Retailer
4,275,800	Mayora Indah	9,985
	Consumer Branded Food Manufacturer
7,613,000	Surya Citra Media	8,751
	Free to Air TV in Indonesia
40,047,000	MNC Skyvision (b)	8,683
	Largest Satellite Pay TV Operator in Indonesia
12,488,000	Mitra Adiperkasa	8,316
	Operator of Department Store & Specialty Retail Stores
6,217,500	Southern Arc Minerals (b)(c)	2,214
	Gold & Copper Exploration in Indonesia
		112,863
	> Thailand 0.8%
125,000,000	Home Product Center	53,061
	Home Improvement Retailer
699,700	Samui Airport Property Fund (b)	327
	Thai Airport Operator
		53,388
	> Philippines 0.8%
73,221,250	SM Prime Holdings	24,880
	Shopping Mall Operator
7,931,700	Int'l Container Terminal	13,369
	Container Handling Terminals & Port Management
19,454,700	Manila Water Company	12,605
	Water Utility Company in Philippines
		50,854
	> Mongolia 0.8%
74,865,700	Mongolian Mining (b)	34,085
	Coking Coal Mining in Mongolia
1,049,943	Turquoise Hill Resources (a)(b)	8,939
914,678	Turquoise Hill Resources (a)(b)(d)	7,756
	Copper Mine Project in Mongolia
		50,780
	> Cambodia 0.5%
60,000,000	Nagacorp	33,622
	Casino/Entertainment Complex in Cambodia
		33,622
Asia: Total		2,792,340
Number of Shares		Value (000)
Europe 29.9%
	> United Kingdom 6.2%
935,500	Intertek Group	$41,392
	Testing, Inspection, Certification Services
875,000	Aggreko	32,682
	Temporary Power & Temperature Control Services
3,789,000	Domino's Pizza UK & Ireland	32,489
	Pizza Delivery in the UK, Ireland & Germany
2,281,600	JLT Group	28,204
	International Business Insurance Broker
8,785,000	BBA Aviation	28,017
	Aviation Support Services
998,000	Rightmove	25,269
	Internet Real Estate Listings
2,321,211	WH Smith	24,233
	Newsprint, Books & General Stationery Retailer
646,000	Asos (a)(b)	22,918
	Internet-based Retailer to Hipsters Up to Age 35
655,000	Spirax Sarco	22,116
	Steam Systems for Manufacturing & Process Industries
1,761,742	Smith and Nephew	19,445
	Medical Equipment & Supplies
517,000	Rotork	18,893
	Valve Actuators for Oil & Water Pipelines
4,999,847	Elementis	18,731
	Clay-based Additives
2,300,000	Greggs	18,644
	Bakery
2,855,000	Abcam	18,522
	Online Sales of Antibodies
1,773,408	Shaftesbury	15,120
	London Prime Retail REIT
4,163,948	PureCircle (a)(b)	14,120
	Natural Sweeteners
1,907,154	Premier Oil (b)	11,053
	Oil & Gas Producer in Europe, Pakistan & Asia
382,581	Tullow Oil	8,464
	Oil & Gas Producer
2,272,000	Sterling Resources (a)(b)	3,097
	Oil & Gas Exploration - Europe
		403,409
	> Netherlands 4.2%
2,742,165	Aalberts Industries	49,228
	Flow Control & Heat Treatment
1,574,145	UNIT4 (c)	42,449
	Business Software Development
1,515,723	Imtech	40,007
	Electromechanical & Information Communications Technology Installation & Maintenance
1,252,514	Arcadis	26,509
	Engineering Consultants
368,000	Fugro	25,026
	Subsea Oilfield Services

50

Number of Shares		Value (000)
	> Netherlands—continued
1,112,468	TKH Group	$23,231
	Dutch Industrial Conglomerate
317,424	Vopak	22,288
	World's Largest Operator of Petroleum & Chemical Storage Terminals
821,137	Koninklijke TenCate	18,904
	Advanced Textiles & Industrial Fabrics
143,395	Core Labs	17,420
	Oil & Gas Reservoir Consulting
449,113	BinckBank	3,304
	Discount Brokerage & Asset Management
		268,366
	> France 3.9%
553,000	Eurofins Scientific	78,454
	Food, Pharmaceuticals & Materials Screening & Testing
729,700	Gemalto	64,185
	Digital Security Solutions
770,000	Neopost	42,518
	Postage Meter Machines
971,800	Saft	22,510
	Niche Battery Manufacturer
285,704	Norbert Dentressangle	19,202
	Leading European Logistics & Transport Group
377,000	Compagnie Française de l'Afrique Occidentale	18,056
	African Wholesaler & Distributor
1,831,204	Hi-Media (a)(b)	4,683
	Online Advertiser in Europe
		249,608
	> Switzerland 3.5%
255,000	Geberit	55,447
	Plumbing Supplies
260,000	Partners Group	54,101
	Private Markets Asset Management
375,000	Dufry Group (b)	44,936
	Operates Airport Duty Free & Duty Paid Shops
15,500	Sika	31,610
	Chemicals for Construction & Industrial Applications
330,000	Zehnder	19,579
	Radiators & Heat Recovery Ventilation Systems
170,000	Kuehne & Nagel	19,196
	Freight Forwarding/Logistics
		224,869
	> Germany 3.2%
2,160,000	Wirecard	49,602
	Online Payment Processing & Risk Management
148,295	Rational	37,170
	Commercial Ovens
440,000	Dürr	29,306
	Automotive Plant Engineering & Associated Capital Equipment
1,050,000	NORMA Group	28,335
	Clamps for Automotive & Industrial Applications
Number of Shares		Value (000)
625,000	CTS Eventim	$18,581
	Event Ticket Sales
130,050	Pfeiffer Vacuum	13,889
	Vacuum Pumps
165,400	Bertrandt	12,221
	Outsourced Engineering
333,000	Elringklinger	8,811
	Automobile Components
338,886	Deutsche Beteiligungs	8,427
	Private Equity Investment Management
		206,342
	> Sweden 2.3%
3,957,522	Hexagon	84,828
	Design, Measurement & Visualization Software & Equipment
4,150,024	Sweco (c)	43,751
	Engineering Consultants
658,700	Unibet	18,451
	European Online Gaming Operator
		147,030
	> Italy 1.7%
3,245,000	Pirelli (a)	34,945
	Global Tire Supplier
224,200	Tod's (a)	24,230
	Leather Shoes & Bags
7,706,873	Geox (a)	20,362
	Apparel & Shoe Maker
3,791,000	Fiat (b)	20,227
	Leading Automotive Manufacturer in the U.S., Latin America & Italy
7,248,893	CIR	8,197
	Italian Holding Company
		107,961
	> Denmark 1.4%
1,648,800	Novozymes	45,444
	Industrial Enzymes
168,042	SimCorp	35,888
	Software for Investment Managers
207,968	Solar	11,471
	Technical Wholesaler of Electrical, Plumbing & HVAC Equipment
		92,803
	> Norway 0.5%
3,281,864	Atea	32,223
	Leading Nordic IT Hardware/Software Reseller & Installation Company
		32,223
	> Iceland 0.5%
35,982,499	Marel	31,954
	Largest Manufacturer of Poultry & Fish Processing Equipment
		31,954

51

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Kazakhstan 0.5%
4,506,259	Halyk Savings Bank of Kazakhstan - GDR (b)	$31,544
	Largest Retail Bank & Insurer in Kazakhstan
		31,544
	> Russia 0.4%
1,167,000	Yandex (b)	28,136
	Search Engine for Russian & Turkish Languages
		28,136
	> Finland 0.4%
1,430,429	Stockmann (a)	27,260
	Department Store & Fashion Retailer in Scandinavia & Russia
		27,260
	> Czech Republic 0.4%
130,682	Komercni Banka	25,941
	Leading Czech Universal Bank
		25,941
	> Belgium 0.4%
438,880	EVS Broadcast Equipment	24,234
	Digital Live Mobile Production Software & Systems
		24,234
	> Portugal 0.3%
8,635,000	Redes Energéticas Nacionais	22,293
	Portuguese Power Transmission & Gas Transportation
		22,293
	> Ireland 0.1%
74,637	Paddy Power	5,537
	Irish Betting Services
		5,537
Europe: Total		1,929,510
Other Countries 17.0%
	> South Africa 4.6%
1,170,188	Naspers	72,403
	Media in Africa, China, Russia & Other Emerging Markets
19,098,300	Rand Merchant Insurance	49,404
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
11,763,907	Coronation Fund Managers	43,816
	South African Fund Manager
2,644,083	Mr. Price	40,025
	South African Retailer of Apparel, Household & Sporting Goods
1,574,575	Massmart Holdings	31,577
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
8,679,940	Northam Platinum	31,307
	Platinum Mining in South Africa
3,938,965	Adcock Ingram Holdings	28,107
	Manufacturer of Pharmaceuticals & Medical Supplies
		296,639
Number of Shares		Value (000)
	> Canada 4.4%
1,212,597	ShawCor	$52,643
	Oil & Gas Pipeline Products
1,403,772	CCL Industries	51,861
	Leading Global Label Manufacturer
3,047,000	CAE	32,636
	Flight Simulator Equipment & Training Centers
653,200	Onex Capital	25,780
	Private Equity
582,942	AG Growth (a)	19,117
	Leading Manufacturer of Augers & Grain Handling Equipment
770,576	Black Diamond Group (a)	17,573
	Provides Accommodations/Equipment for Oil Sands Development
2,096,514	Horizon North Logistics	16,996
	Provides Diversified Oil Service Offering in Northern Canada
984,500	Alliance Grain Traders (a)	14,481
	Global Leader in Pulse Processing & Distribution
1,142,377	DeeThree Exploration (b)	6,531
1,130,000	DeeThree Exploration (b)(e)	6,428
	Canadian Oil & Gas Producer
263,857	Baytex (a)	12,539
	Oil & Gas Producer in Canada
454,000	Celtic Exploration (b)	8,442
	Canadian Oil & Gas Producer
450,000	Athabasca Oil Sands (b)	6,033
	Oil Sands & Unconventional Oil Development
1,607,306	Pan Orient	4,627
	Asian Oil & Gas Explorer
1,611,000	Americas Petrogas (a)(b)	3,032
	Oil & Gas Exploration in Argentina, Potash in Peru
332,700	Crew Energy (b)	2,450
	Canadian Oil & Gas Producer
		281,169
	> Australia 4.0%
49,017,000	Commonwealth Property Office Fund	52,513
	Australia Prime Office REIT
14,652,712	Challenger Financial	49,317
	Largest Annuity Provider
3,973,200	UGL	42,984
	Engineering & Facilities Management
498,560	Cochlear	34,588
	Cochlear Implants
7,595,003	IAG	34,255
	General Insurance Provider
2,500,000	Domino's Pizza Enterprises	27,016
	Domino's Pizza Operator in AU/NZ & France/Benelux
3,338,561	SAI Global	14,635
	Publishing, Certification, Compliance Services
311,805	Regis Resources (b)	1,834
	Gold Mining in Australia
		257,142

52

Number of Shares		Value (000)
	> United States 3.1%
952,080	Atwood Oceanics (b)	$43,272
	Offshore Drilling Contractor
1,044,000	BioMarin Pharmaceutical (b)	42,042
	Biotech Focused on Orphan Diseases
1,103,297	Textainer Group Holdings (a)	33,706
	Top International Container Leasor
669,213	FMC Technologies (b)	30,985
	Oil & Gas Well Head Manufacturer
548,900	Rowan (b)	18,536
	Contract Offshore Driller
439,500	Hornbeck Offshore (b)	16,108
	Supply Vessel Operator in U.S. Gulf of Mexico
428,228	World Fuel Services	15,249
	Global Fuel Broker
		199,898
	> Israel 0.7%
3,145,527	Israel Chemicals	38,205
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
625,000	Caesarstone (b)	8,812
	Quartz Countertops
		47,017
	> New Zealand 0.1%
3,598,749	Telecom NZ	7,085
	Primary Telecom Operator
		7,085
	> Senegal 0.1%
31,200	Sonatel	7,029
	Leading Telecoms Operator in Western Africa
		7,029
Other Countries: Total		1,095,979
Latin America 5.3%
	> Brazil 3.0%
3,700,000	Localiza Rent A Car	64,099
	Car Rental
5,000,000	Odontoprev	27,870
	Dental Insurance
1,880,200	Mills Estruturas e Servicos de Engenharia	26,971
	Civil Engineering & Construction
1,730,000	Arcos Dorados (a)	26,694
	McDonald's Master Franchise for Latin America
1,200,000	Multiplus	24,429
	Loyalty Program Operator in Brazil
3,577,000	MRV Engenharia	21,191
	Brazilan Property Developer
		191,254
	> Mexico 1.2%
600,000	Grupo Aeroportuario del Sureste - ADR	53,160
	Mexican Airport Operator
11,945,000	Genomma Lab International (b)	23,117
	Develops, Markets & Distributes Consumer Products
Number of Shares		Value (000)
1,728,500	Herdez (b)	$4,450
	Processed Foods Producer & Distributor
		80,727
	> Guatemala 0.5%
1,434,600	Tahoe Resources (b)	29,214
	Silver Project in Guatemala
		29,214
	> Chile 0.3%
10,115,274	Viña Concha y Toro	21,131
	Global Branded Wine Manufacturer
		21,131
	> Uruguay 0.2%
1,306,818	Union Agriculture Group (b)(e)(f)	13,552
	Farmland Operator in Uruguay
		13,552
	> Colombia 0.1%
7,850,769	Canacol (b)	3,833
	Oil Producer in South America
22,525,000	Gulf United Energy (b)	1,352
	Prospecting for Oil Alongside Large Producers in Colombia
		5,185
	> Argentina —%
7,425,000	Madalena Ventures (b)	1,812
	Oil & Gas Exploration in Argentina
		1,812
Latin America: Total		342,875
Total Equities: 95.4% (Cost: $4,781,451)		6,160,704
Securities Lending Collateral 3.2%
209,235,253	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (g)	209,235
Total Securities Lending Collateral: (Cost: $209,235)		209,235
Total Investments: 98.6% (Cost: $4,990,686)(h)(i)		6,369,939	(j)
Obligation to Return Collateral for Securities Loaned: (3.2)%		(209,235)
Cash and Other Assets Less Liabilities: 4.6%		301,639
Total Net Assets: 100.0%		$6,462,343

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

53

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  All or a portion of this security was on loan at September 30, 2012. The total market value of securities on loan at September 30, 2012 was $200,170.

(b)  Non-income producing security.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/12	Value	Dividend
Archipelago Resources	29,063,787	2,700,813	-	31,764,600	$30,776	$-
DeeThree Exploration*	4,061,377	-	1,789,000	2,272,377	12,959	-
Koninklijke TenCate*	1,371,573	53,685	604,121	821,137	18,904	-
Southern Arc Minerals	6,217,500	-	-	6,217,500	2,214	-
Sweco	4,150,024	-	-	4,150,024	43,751	1,574
UNIT4	1,591,702	-	17,557	1,574,145	42,449	677
Wacom*	23,790	-	3,694	20,096	48,628	794
Workspace Group*	8,000,000	-	8,000,000	-	-	298
Total of Affiliated Transactions	54,479,753	2,754,498	10,414,372	46,819,879	$199,681	$3,343

*  At September 30, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at September 30, 2012, were $80,395 and $119,190, respectively. Investments in affiliated companies represented 1.84% of the Fund's total net assets at September 30, 2012.

(d)  Security is traded on a U.S. exchange.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2012, the market value of these securities amounted to $19,980, which represented 0.31% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000	$13,552
DeeThree Exploration	9/7/10	1,130,000	2,951	6,428
			$17,951	$19,980

(f)  Illiquid security.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At September 30, 2012, for federal income tax purposes, the cost of investments was $4,990,686 and net unrealized appreciation was $1,379,253 consisting of gross unrealized appreciation of $1,671,351 and gross unrealized depreciation of $292,098.

(i)  On September 30, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,080,408	16.7
Euro	894,182	13.9
United States Dollar	538,654	8.4
British Pound	433,939	6.7
Taiwan Dollar	419,878	6.5
Hong Kong Dollar	355,016	5.5
Canadian Dollar	330,279	5.1
Other currencies less than 5% of total net assets	2,108,348	32.6
Total Portfolio	$6,160,704	95.4

(j)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

54

> Notes to Statement of Investments (dollar values in thousands)

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$169,240	$2,623,100	$-	$2,792,340
Europe	48,653	1,880,857	-	1,929,510
Other Countries	483,451	612,528	-	1,095,979
Latin America	329,323	-	13,552	342,875
Total Equities	1,030,667	5,116,485	13,552	6,160,704
Total Securities Lending Collateral	209,235	-	-	209,235
Total Investments	$1,239,902	$5,116,485	$13,552	$6,369,939

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$15,784	$-	$-	$15,784

  Financial assets were transferred from Level 2 to Level 1 as resale restrictions no longer apply.

55

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

The following table reconciles asset balances for the period ending September 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012
Equities
Latin America	$12,462	$-	$1,090	$-	$-	$-	$-	$13,552
	$12,462	$-	$1,090	$-	$-	$-	$-	$13,552

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at September 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $1,090.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.
56

Columbia Acorn International

Portfolio Diversification (Unaudited)

At September 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$583,550	9.0
Machinery	393,057	6.1
Industrial Materials & Specialty Chemicals	361,226	5.6
Construction	138,160	2.1
Conglomerates	80,656	1.2
Electrical Components	69,906	1.1
Industrial Distribution	52,565	0.9
Outsourcing Services	26,070	0.4
	1,705,190	26.4
> Consumer Goods & Services
Retail	397,910	6.2
Food & Beverage	264,309	4.1
Casinos & Gaming	211,640	3.3
Nondurables	140,404	2.2
Other Consumer Services	94,928	1.5
Consumer Goods Distribution	79,229	1.2
Other Durable Goods	79,191	1.2
Travel	74,005	1.1
Apparel	63,332	1.0
Restaurants	59,505	0.9
Educational Services	20,004	0.3
Other Entertainment	18,581	0.3
Furniture & Textiles	8,813	0.1
	1,511,851	23.4
> Information
Computer Hardware & Related Equipment	274,337	4.3
Mobile Communications	195,948	3.0
Business Software	163,166	2.5
Internet Related	149,350	2.3
Financial Processors	69,495	1.1
Instrumentation	60,304	0.9
Computer Services	45,170	0.7
Electronics Distribution	35,181	0.6
CATV	30,953	0.5
Semiconductors & Related Equipment	23,142	0.4
Telephone & Data Services	14,114	0.2
TV Broadcasting	8,751	0.1
Satellite Broadcasting & Services	8,683	0.1
Advertising	4,683	0.1
	1,083,277	16.8
> Other Industries
Real Estate	424,126	6.6
Transportation	113,301	1.8
Regulated Utilities	34,897	0.5
	572,324	8.9
	Value (000)	Percentage of Net Assets
> Energy & Minerals
Oil Services	$221,139	3.4
Mining	180,401	2.8
Oil & Gas Producers	79,691	1.2
Agricultural Commodities	28,032	0.4
Oil Refining, Marketing & Distribution	22,288	0.4
	531,551	8.2
> Finance
Insurance	199,782	3.1
Banks	132,179	2.0
Brokerage & Money Management	109,648	1.7
Finance Companies	77,657	1.2
	519,266	8.0
> Health Care
Medical Equipment & Devices	85,791	1.3
Medical Supplies	44,639	0.7
Biotechnology & Drug Delivery	42,042	0.7
Health Care Services	36,666	0.6
Pharmaceuticals	28,107	0.4
	237,245	3.7
Total Equities:	6,160,704	95.4
Security Lending Collateral:	209,235	3.2
Total Investments:	6,369,939	98.6
Obligation to Return Collateral for Securities Loaned:	(209,235)	(3.2)
Cash and Other Assets Less Liabilities:	301,639	4.6
Net Assets:	$6,462,343	100.0

57

Columbia Acorn USA

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/12	9/30/12
Purchases
Information
Virtusa	0	192,000
Industrial Goods & Services
Generac	0	155,000
Consumer Goods & Services
Choice Hotels	0	75,000
Interface	621,500	756,000
Finance
CAI International	376,000	415,208
Health Care
ARIAD Pharmaceuticals	379,040	466,000
Cepheid	551,600	587,600
NPS Pharmaceuticals	1,163,600	1,275,000
Sirona Dental Systems	202,000	246,012
Synageva Biopharma	129,002	177,000
Energy & Minerals
PDC Energy	170,000	182,000
	Number of Shares
	6/30/12	9/30/12
Sales
Information
Advent Software	198,000	0
Blackbaud	67,869	0
Infinera	752,000	323,278
Monolithic Power Systems	426,000	366,000
NetSuite	211,000	197,000
SBA Communications	529,000	300,000
WMS Industries	235,000	167,000
Zebra Technologies	292,000	0
Industrial Goods & Services
Albany International	170,000	0
Ametek	1,314,450	1,264,000
Clean Harbors	65,000	50,000
GrafTech International	616,000	413,634
Consumer Goods & Services
Jarden	126,000	0
lululemon athletica	583,000	565,000
Pool	472,000	429,000
Finance
Pacific Continental Bank	503,426	217,117
World Acceptance	345,000	315,000
Health Care
BioMarin Pharmaceutical	520,000	415,000
Other Industries
Kilroy Realty	77,000	0
World Fuel Services	230,000	128,000
Energy & Minerals
Swift Energy	168,000	0

58

Columbia Acorn USA

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
		Equities: 99.4%
Information 29.6%
	> Business Software 8.9%
698,000	Micros Systems (a)	$34,286
	Information Systems for Hotels, Restaurants & Retailers
910,000	Informatica (a)	31,677
	Enterprise Data Integration Software
375,000	Ansys (a)	27,525
	Simulation Software for Engineers & Designers
243,000	Concur Technologies (a)	17,916
	Web-enabled Cost & Expense Management Software
197,000	NetSuite (a)	12,569
	End-to-end IT Systems Solutions Delivered Over the Web
290,000	SPS Commerce (a)	11,156
	Supply Chain Management Software Delivered via the Web
337,000	SABA (a)	3,367
	Learning Management Systems
400,000	Velti (a)(b)	3,348
	Mobile Marketing Software Platform
19,305	Eloqua (a)	381
	Marketing Automation Software
31,804	Exa (a)	345
	Simulation Software
		142,570
	> Instrumentation 4.2%
180,000	Mettler-Toledo International (a)	30,733
	Laboratory Equipment
525,000	IPG Photonics (a)(b)	30,082
	Fiber Lasers
151,000	Trimble Navigation (a)	7,197
	GPS-based Instruments
		68,012
	> Semiconductors & Related Equipment 3.6%
690,000	Microsemi (a)	13,848
	Analog/Mixed Signal Semiconductors
1,958,000	Atmel (a)	10,299
	Microcontrollers, Radio Frequency & Memory Semiconductors
262,000	Ultratech (a)	8,222
	Semiconductor Equipment
366,000	Monolithic Power Systems (a)	7,228
	High Performance Analog & Mixed Signal Integrated Circuits
961,000	ON Semiconductor (a)	5,929
	Mixed Signal & Power Management Semiconductors
1,075,000	TriQuint Semiconductor (a)	5,429
	Radio Frequency Semiconductors
390,000	Pericom Semiconductor (a)	3,387
	Interface Integrated Circuits & Frequency Control Products
50,000	Hittite Microwave (a)	2,774
	Radio Frequency, Microwave & Millimeterwave Semiconductors
		57,116
Number of Shares		Value (000)
	> Telephone & Data Services 2.6%
1,457,000	tw telecom (a)	$37,984
	Fiber Optic Telephone/Data Services
400,000	Boingo Wireless (a)(b)	3,176
	Wholesale & Retail WiFi Networks
		41,160
	> Computer Services 2.3%
556,000	ExlService Holdings (a)	16,402
	Business Process Outsourcing
97,000	Syntel	6,054
	Offshore IT Services
359,000	WNS - ADR (India) (a)	3,676
	Offshore BPO (Business Process Outsourcing) Services
640,000	RCM Technologies (a)(c)	3,481
	Technology & Engineering Services
192,000	Virtusa (a)	3,412
	Offshore IT Outsourcing
776,766	Hackett Group (a)	3,247
	IT Integration & Best Practice Research
		36,272
	> Gaming Equipment & Services 2.2%
660,000	Bally Technologies (a)	32,597
	Slot Machines & Software
167,000	WMS Industries (a)	2,736
	Slot Machine Provider
		35,333
	> Computer Hardware & Related Equipment 2.1%
1,317,000	II-VI (a)	25,049
	Laser Optics & Specialty Materials
160,000	NICE Systems - ADR (Israel) (a)	5,315
	Audio & Video Recording Solutions
97,000	Netgear (a)	3,700
	Networking Products for Small Business & Home
		34,064
	> Telecommunications Equipment 1.6%
813,000	Ixia (a)	13,065
	Telecom Network Test Equipment
732,000	Finisar (a)	10,468
	Optical Subsystems & Components
323,278	Infinera (a)(b)	1,771
	Optical Networking Equipment
		25,304
	> Mobile Communications 1.2%
300,000	SBA Communications (a)	18,870
	Communications Towers
		18,870
	> Contract Manufacturing 0.4%
236,000	Plexus (a)	7,149
	Electronic Manufacturing Services
		7,149
	> Financial Processors 0.4%
153,000	Global Payments	6,400
	Credit Card Processor
		6,400

59

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> TV Broadcasting 0.1%
875,000	Entravision Communications	$1,173
	Spanish Language TV & Radio Stations
		1,173
Information: Total		473,423
Industrial Goods & Services 17.5%
	> Machinery 14.0%
1,264,000	Ametek	44,809
	Aerospace/Industrial Instruments
747,200	Nordson	43,801
	Dispensing Systems for Adhesives & Coatings
835,000	ESCO Technologies	32,440
	Automatic Electric Meter Readers
890,000	Donaldson	30,892
	Industrial Air Filtration
631,000	HEICO	19,252
	FAA Approved Aircraft Replacement Parts
436,000	Moog (a)	16,511
	Motion Control Products for Aerospace, Defense & Industrial Markets
260,000	Toro	10,343
	Turf Maintenance Equipment
222,833	Polypore International (a)(b)	7,877
	Battery Separators & Filtration Media
204,000	Kennametal	7,564
	Consumable Cutting Tools
146,000	Oshkosh Corporation (a)	4,005
	Specialty Truck Manufacturer
155,000	Generac	3,548
	Standby Power Generators
26,000	Middleby (a)	3,006
	Manufacturer of Cooking Equipment
		224,048
	> Industrial Materials & Specialty Chemicals 0.9%
496,000	Drew Industries (a)	14,984
	RV & Manufactured Home Components
		14,984
	> Electrical Components 0.9%
232,000	Acuity Brands	14,683
	Commercial Lighting Fixtures
		14,683
	> Other Industrial Services 0.8%
600,919	Acorn Energy (b)	5,360
	Frac Well Exploration/Monitoring Device, Sonar Security, Electric Grid Monitoring
240,000	TrueBlue (a)	3,773
	Temporary Manual Labor
109,000	Forward Air	3,315
	Freight Transportation Between Airports
		12,448
	> Construction 0.4%
200,000	Fortune Brands Home & Security (a)	5,402
	Home Building Supplies & Small Locks
		5,402
Number of Shares		Value (000)
	> Waste Management 0.3%
90,000	Waste Connections	$2,722
	Solid Waste Management
50,000	Clean Harbors (a)	2,443
	Hazardous Waste Services & Disposal
		5,165
	> Steel 0.2%
413,634	GrafTech International (a)	3,719
	Industrial Graphite Materials Producer
		3,719
Industrial Goods & Services: Total		280,449
Consumer Goods & Services 14.6%
	> Retail 5.8%
565,000	lululemon athletica (a)	41,776
	Premium Active Apparel Retailer
468,500	Abercrombie & Fitch	15,891
	Teen Apparel Retailer
805,000	Pier 1 Imports	15,086
	Home Furnishing Retailer
356,000	Shutterfly (a)	11,079
	Internet Photo-centric Retailer
715,000	Saks (a)(b)	7,371
	Luxury Department Store Retailer
120,000	Teavana (a)(b)	1,565
	Specialty Tea Retailer
9,000	The Fresh Market (a)	540
	Specialty Food Retailer
		93,308
	> Travel 2.4%
1,300,950	Avis Budget Group (a)	20,009
	Second Largest Car Rental Company
675,000	Hertz (a)	9,268
	Largest U.S. Rental Car Operator
64,000	Vail Resorts	3,689
	Ski Resort Operator & Developer
140,000	HomeAway (a)(b)	3,283
	Vacation Rental Online Marketplace
75,000	Choice Hotels	2,399
	Franchisor of Budget Hotel Brands
		38,648
	> Furniture & Textiles 1.8%
880,000	Knoll	12,276
	Office Furniture
756,000	Interface	9,987
	Modular Carpet
148,000	Herman Miller	2,877
	Office Furniture
200,000	Caesarstone (Israel) (a)	2,820
	Quartz Countertops
		27,960
	> Consumer Goods Distribution 1.1%
429,000	Pool	17,838
	Distributor of Swimming Pool Supplies & Equipment
		17,838

60

Number of Shares		Value (000)
	> Apparel 0.9%
222,000	Warnaco Group (a)	$11,522
	Global Branded Apparel Manufacturer
73,000	Deckers Outdoor (a)(b)	2,675
	Fashion Footwear Wholesaler
		14,197
	> Other Consumer Services 0.7%
233,000	Lifetime Fitness (a)	10,657
	Sport & Fitness Club Operator
		10,657
	> Other Durable Goods 0.6%
206,000	Cavco Industries (a)	9,453
	Manufactured Homes
		9,453
	> Casinos & Gaming 0.5%
698,000	Pinnacle Entertainment (a)	8,550
	Regional Casino Operator
		8,550
	> Nondurables 0.5%
262,000	Helen of Troy (a)	8,339
	Personal Care, Housewares, Healthcare & Home Environment Products
		8,339
	> Leisure Products 0.2%
230,000	Skullcandy (a)(b)	3,163
	Lifestyle Branded Headphones
		3,163
	> Educational Services 0.1%
37,350	ITT Educational Services (a)(b)	1,204
	Post-secondary Degree Services
		1,204
	> Food & Beverage —%
4,900	Annie's (a)(b)	220
	Developer & Marketer of Natural & Organic Food
		220
Consumer Goods & Services: Total		233,537
Finance 13.2%
	> Banks 7.5%
833,000	MB Financial	16,452
	Chicago Bank
1,053,000	Associated Banc-Corp	13,868
	Midwest Bank
431,597	Lakeland Financial	11,912
	Indiana Bank
211,000	City National	10,869
	Bank & Asset Manager
170,000	SVB Financial Group (a)	10,278
	Bank to Venture Capitalists
251,000	Hancock Holding	7,768
	Gulf Coast Bank
1,478,200	First Busey	7,214
	Illinois Bank
641,750	Valley National Bancorp (b)	6,430
	New Jersey/New York Bank
Number of Shares		Value (000)
535,000	TCF Financial	$6,388
	Great Lakes Bank
834,000	First Commonwealth	5,880
	Western Pennsylvania Bank
844,000	TrustCo Bank	4,828
	New York State Bank
269,087	Eagle Bancorp (a)	4,499
	Metro D.C. Bank
178,826	Sandy Spring Bancorp	3,442
	Baltimore, D.C. Bank
210,000	CVB Financial	2,507
	Inland Empire Business Bank
217,117	Pacific Continental Bank	1,939
	Pacific Northwest Bank
105,700	Hudson Valley	1,802
	Metro New York City Bank
851,247	Guaranty Bancorp (a)	1,720
	Colorado Bank
90,000	TriCo Bancshares	1,488
	California Central Valley Bank
		119,284
	> Finance Companies 3.6%
315,000	World Acceptance (a)	21,247
	Personal Loans
389,000	Textainer Group Holdings (b)	11,884
	Top International Container Leasor
346,000	McGrath Rentcorp	9,027
	Temporary Space & IT Rentals
415,208	CAI International (a)	8,520
	International Container Leasing
397,172	H & E Equipment Services	4,814
	Heavy Equipment Leasing
100,000	Marlin Business Services	2,121
	Small Equipment Leasing
36,318	Regional Management (a)	626
	Consumer Loans
		58,239
	> Savings & Loans 1.1%
602,487	ViewPoint Financial	11,550
	Texas Thrift
144,000	Berkshire Hills Bancorp	3,295
	Northeast Thrift
173,073	Kaiser Federal	2,611
	Los Angeles Savings & Loan
		17,456
	> Brokerage & Money Management 0.5%
306,500	Eaton Vance	8,876
	Specialty Mutual Funds
		8,876
	> Insurance 0.5%
55,000	Allied World Holdings	4,249
	Commerical Lines Insurance/Reinsurance
39,000	Enstar Group (a)	3,886
	Insurance/Reinsurance & Related Services
		8,135
Finance: Total		211,990

61

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Health Care 10.6%
	> Biotechnology & Drug Delivery 6.8%
415,000	BioMarin Pharmaceutical (a)	$16,712
	Biotech Focused on Orphan Diseases
614,000	Seattle Genetics (a)(b)	16,547
	Antibody-based Therapies for Cancer
1,275,000	NPS Pharmaceuticals (a)	11,794
	Orphan Drugs & Healthy Royalties
466,000	ARIAD Pharmaceuticals (a)	11,289
	Biotech Focused on Cancer
421,000	Auxilium Pharmaceuticals (a)	10,298
	Biotech Focused on Niche Disease Areas
177,000	Synageva Biopharma (a)	9,457
	Biotech Focused on Orphan Diseases
643,000	Isis Pharmaceuticals (a)	9,047
	Biotech Pioneer in Antisense Drugs
75,000	Alexion Pharmaceuticals (a)	8,580
	Biotech Focused on Orphan Diseases
100,000	Onyx Pharmaceuticals (a)	8,450
	Commercial-stage Biotech Focused on Cancer
400,000	InterMune (a)	3,588
	Drugs for Pulmonary Fibrosis & Hepatitis C
259,000	Raptor Pharmaceutical (a)(b)	1,440
	Orphan Drug Company
815,900	Chelsea Therapeutics International (a)(b)	979
	Biotech Focused on Rare Diseases
18,181	Metabolex (a)(d)(e)	6
	Diabetes Drug Development
		108,187
	> Medical Supplies 1.5%
587,600	Cepheid (a)	20,278
	Molecular Diagnostics
53,000	Techne	3,813
	Cytokines, Antibodies & Other Reagents for Life Science
		24,091
	> Medical Equipment & Devices 1.4%
246,012	Sirona Dental Systems (a)	14,013
	Manufacturer of Dental Equipment
268,000	Hill-Rom Holdings	7,788
	Hospital Beds/Patient Handling
		21,801
	> Pharmaceuticals 0.6%
642,000	Akorn (a)	8,487
	Develops, Manufactures & Sells Specialty Generic Drugs
150,000	Horizon Pharma (a)	520
	Specialty Pharmaceutical Company
133,180	Alimera Sciences (a)(b)	344
	Ophthalmology-focused Pharmaceutical Company
		9,351
Number of Shares		Value (000)
	> Health Care Services 0.3%
664,900	Health Management Associates (a)	$5,579
	Non-urban Hospitals
		5,579
Health Care: Total		169,009
Other Industries 9.1%
	> Real Estate 8.1%
849,700	Ryman Hospitality Properties (a)	33,589
	Convention Hotels
915,000	Extra Space Storage	30,424
	Self Storage Facilities
625,000	DuPont Fabros Technology	15,781
	Technology-focused Office Buildings
561,200	Biomed Realty Trust	10,506
	Life Science-focused Office Buildings
783,000	Education Realty Trust	8,535
	Student Housing
540,000	Associated Estates Realty	8,186
	Multifamily Properties
1,380,000	Kite Realty Group	7,038
	Community Shopping Centers
958,000	DCT Industrial Trust	6,198
	Industrial Properties
100,000	Post Properties	4,796
	Multi-family Properties
200,000	St. Joe (a)(b)	3,900
	Florida Panhandle Landowner
		128,953
	> Transportation 1.0%
515,091	Rush Enterprises, Class A (a)	9,921
115,000	Rush Enterprises, Class B (a)	1,933
	Truck Sales & Service
128,000	World Fuel Services	4,558
	Global Fuel Broker
		16,412
Other Industries: Total		145,365
Energy & Minerals 4.8%
	> Oil Services 2.3%
725,000	Atwood Oceanics (a)	32,951
	Offshore Drilling Contractor
125,000	Hornbeck Offshore (a)	4,581
	Supply Vessel Operator in U.S. Gulf of Mexico
		37,532
	> Oil & Gas Producers 1.7%
133,000	SM Energy	7,197
	Oil & Gas Producer
129,000	Rosetta Resources (a)	6,179
	Oil & Gas Producer Exploring in South Texas & Montana
182,000	PDC Energy (a)	5,757
	Oil & Gas Producer in the U.S.
174,000	Approach Resources (a)	5,242
	Oil & Gas Producer in West Texas Permian

62

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
510,000	Quicksilver Resources (a)(b)	$2,086
	Natural Gas & Coal Seam Gas Producer
262,200	Houston American Energy (a)(b)	236
	Oil & Gas Exploration/Production in Colombia
		26,697
	> Mining 0.8%
77,000	Core Labs (Netherlands)	9,354
	Oil & Gas Reservoir Consulting
600,000	Alexco Resource (a)	2,604
	Mining, Exploration & Environmental Services
180,000	Augusta Resource (a)(b)	486
	US Copper/Moly Mine
		12,444
Energy & Minerals: Total		76,673
Total Equities: 99.4% (Cost: $1,076,499)		1,590,446
Number of Shares		Value (000)
Securities Lending Collateral 3.8%
60,481,550	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (f)	$60,482
Total Securities Lending Collateral: (Cost: $60,482)		60,482
Total Investments: 103.2% (Cost: $1,136,981)(g)(h)		1,650,928	(i)
Obligation to Return Collateral for Securities Loaned: (3.8)%		(60,482)
Cash and Other Assets Less Liabilities: 0.6%		9,482
Total Net Assets: 100.0%		$1,599,928

ADR - American Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2012. The total market value of securities on loan at September 30, 2012 was $58,671.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/12	Value	Dividend
RCM Technologies	640,000	-	-	640,000	$3,481	$-
Total of Affiliated Transactions	640,000	-	-	640,000	$3,481	$-

  The aggregate cost and value of these companies at September 30, 2012 were $3,624 and $3,481 respectively. Investments in affiliated companies represented 0.22% of the Funds total net assets at September 30, 2012.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2012, the market value of this security amounted to $6, which represented less than 0.01% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex	2/11/00	18,181	$2,000	$6
			$2,000	$6

(e)  Illiquid security.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At September 30, 2012, for federal income tax purposes, the cost of investments was $1,136,981 and net unrealized appreciation was $513,947 consisting of gross unrealized appreciation of $604,573 and gross unrealized depreciation of $90,626.

(h)  On September 30, 2012, the market value of foreign securities represented 1.32% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Netherlands	$9,354	0.58
Israel	8,135	0.51
India	3,676	0.23
Total Foreign Portfolio	$21,165	1.32

(i)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

63

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$473,423	$-	$-	$473,423
Industrial Goods & Services	280,449	-	-	280,449
Consumer Goods & Services	233,537	-	-	233,537
Finance	211,990	-	-	211,990
Health Care	169,003	-	6	169,009
Other Industries	145,365	-	-	145,365
Energy & Minerals	76,673	-	-	76,673
Total Equities	1,590,440	-	6	1,590,446
Total Securities Lending Collateral	60,482	-	-	60,482
Total Investments	$1,650,922	$-	$6	$1,650,928

  There were no transfers of financial assets between levels 1 and 2 during the period.

64

> Notes to Statement of Investments (dollar values in thousands)

  The following table reconciles asset balances for the period ending September 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012
Equities
Health Care	$27	$-	$(21)	$-	$-	$-	$-	$6
	$27	$-	$(21)	$-	$-	$-	$-	$6

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $21.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

65

Columbia Acorn International Select

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/12	9/30/12
Purchases
Asia
> Taiwan
CTCI Corp	3,508,400	3,920,000
Taiwan Mobile	3,133,800	3,810,000
> Japan
Jupiter Telecommunications	8,970	13,964
Start Today	496,000	869,000
> Indonesia
Archipelago Resources	9,272,000	11,136,600
> Korea
Hite Jinro	0	28,690
Other Countries
> Australia
Challenger Financial	2,809,800	3,461,296
Commonwealth Property Office Fund	10,466,968	11,089,000
Regis Resources	0	95,201
UGL	1,000,050	1,058,050
> Canada
Central Fund of Canada	0	213,503
Goldcorp	344,400	464,000
Kirkland Lake Gold	0	290,000
> New Zealand
Telecom NZ	0	744,857
Europe
> France
Gemalto	0	7,031
Latin America
> Mexico
Fresnillo	597,400	745,000
> Guatemala
Tahoe Resources	196,800	401,000
	Number of Shares
	6/30/12	9/30/12
Sales
Asia
> Japan
Kansai Paint	319,000	0
Seven Bank	5,753,734	5,750,000
> China
Zhaojin Mining Industry	4,146,000	2,839,000
> Korea
NHN	32,830	0
Other Countries
> Canada
CCL Industries	106,400	91,400
> South Africa
Adcock Ingram Holdings	1,317,200	1,001,517
Rand Merchant Insurance	6,483,015	4,798,015
> Israel
Israel Chemicals	460,000	349,000
Europe
> United Kingdom
Serco	583,000	0
> Iceland
Marel	4,800,000	3,958,835
> Sweden
Hexagon	595,666	192,000
> Netherlands
Imtech	190,916	123,416
> Belgium
EVS Broadcast Equipment	74,000	0

66

Columbia Acorn International Select

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
		Equities: 88.8%
Asia 42.9%
	> Singapore 14.6%
13,130,000	Ascendas REIT	$25,718
	Industrial Property Landlord
20,395,000	Mapletree Industrial Trust	23,405
	Industrial Property Landlord
11,142,000	Mapletree Logistics Trust	10,189
	Industrial Property Landlord
		59,312
	> Taiwan 12.4%
11,103,000	Far EasTone Telecom	27,399
	Taiwan's Third Largest Mobile Operator
3,810,000	Taiwan Mobile	13,894
	Taiwan's Second Largest Mobile Operator
3,920,000	CTCI Corp	8,955
	International Engineering Firm
		50,248
	> Japan 10.9%
5,750,000	Seven Bank	17,545
	ATM Processing Services
13,964	Jupiter Telecommunications	14,171
	Largest Cable Service Provider in Japan
869,000	Start Today (a)	12,414
	Online Japanese Apparel Retailer
		44,130
	> Indonesia 2.7%
11,136,600	Archipelago Resources (b)	10,790
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
		10,790
	> China 2.2%
2,839,000	Zhaojin Mining Industry	5,142
	Gold Mining & Refining in China
2,956,000	Want Want	3,763
	Chinese Branded Consumer Food Company
1,000	NetEase.com - ADR (b)	56
	Chinese Online Gaming Services
		8,961
	> Korea 0.1%
28,690	Hite Jinro	628
	Leading Beer & Spirits Manufacturer
		628
Asia: Total		174,069
Other Countries 28.2%
	> Australia 10.6%
11,089,000	Commonwealth Property Office Fund	11,880
	Australia Prime Office REIT
3,461,296	Challenger Financial	11,650
	Largest Annuity Provider
1,058,050	UGL (a)	11,446
	Engineering & Facilities Management
Number of Shares		Value (000)
1,652,046	IAG	$7,451
	General Insurance Provider
95,201	Regis Resources	560
	Gold Mining in Australia
		42,987
	> Canada 8.2%
464,000	Goldcorp	21,274
	Gold Mining
213,503	Central Fund of Canada	5,084
	Allocated Gold & Silver Closed-end Fund
290,000	Kirkland Lake Gold	3,516
	Gold Mining
91,400	CCL Industries	3,377
	Leading Global Label Manufacturer
		33,251
	> South Africa 6.3%
4,798,015	Rand Merchant Insurance	12,412
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
1,001,517	Adcock Ingram Holdings	7,146
	Manufacturer of Pharmaceuticals & Medical Supplies
95,700	Naspers	5,921
	Media in Africa, China, Russia & Other Emerging Markets
		25,479
	> United States 1.7%
94,000	Atwood Oceanics (b)	4,272
	Offshore Drilling Contractor
52,000	SM Energy	2,814
	Oil & Gas Producer
		7,086
	> Israel 1.0%
349,000	Israel Chemicals	4,239
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		4,239
	> New Zealand 0.4%
744,857	Telecom NZ	1,466
	Primary Telecom Operator
		1,466
Other Countries: Total		114,508
Europe 9.7%
	> Germany 3.0%
538,000	Wirecard	12,355
	Online Payment Processing & Risk Management
		12,355
	> United Kingdom 1.8%
296,000	JLT Group	3,659
	International Business Insurance Broker
79,000	Intertek Group	3,495
	Testing, Inspection, Certification Services
		7,154

67

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Iceland 1.1%
3,958,835	Marel	$4,301
	Largest Manufacturer of Poultry & Fish Processing Equipment
		4,301
	> Switzerland 1.0%
19,800	Partners Group	4,120
	Private Markets Asset Management
		4,120
	> Sweden 1.0%
192,000	Hexagon	4,115
	Design, Measurement & Visualization Software & Equipment
		4,115
	> Denmark 0.8%
125,000	Novozymes	3,445
	Industrial Enzymes
		3,445
	> Netherlands 0.8%
123,416	Imtech	3,258
	Electromechanical & Information Communications Technology Installation & Maintenance
		3,258
	> France 0.2%
7,031	Gemalto	618
	Digital Security Solutions
		618
Europe: Total		39,366
Latin America 8.0%
	> Mexico 5.4%
745,000	Fresnillo	22,292
	Silver & Metal Byproduct Mining in Mexico
		22,292
	> Guatemala 2.0%
401,000	Tahoe Resources (b)	8,166
	Silver Project in Guatemala
		8,166
Number of Shares		Value (000)
	> Uruguay 0.5%
191,666	Union Agriculture Group (b)(c)(d)	$1,988
	Farmland Operator in Uruguay
		1,988
	> Colombia 0.1%
1,880,000	Santa Maria Petroleum (b)(c)	257
	Explores for Oil & Gas in Latin America
		257
Latin America: Total		32,703
Total Equities: 88.8% (Cost: $284,437)		360,646
Securities Lending Collateral 3.0%
12,212,336	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (e)	12,212
Total Securities Lending Collateral: (Cost: $12,212)		12,212
Total Investments: 91.8% (Cost: $296,649)(f)(g)		372,858	(h)
Obligation to Return Collateral for Securities Loaned: (3.0)%		(12,212)
Cash and Other Assets Less Liabilities: 11.2%		45,468
Total Net Assets: 100.0%		$406,114

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments (dollar values in thousands)

(a)  All or a portion of this security was on loan at September 30, 2012. The total market value of securities on loan at September 30, 2012 was $11,576.

(b)  Non-income producing security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2012, the market value of these securities amounted to $2,245, which represented 0.55% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	191,666	$2,200	$1,988
Santa Maria Petroleum	1/14/11	1,880,000	2,376	257
			$4,576	$2,245

68

> Notes to Statement of Investments (dollar values in thousands)

(d)  Illiquid security.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At September 30, 2012, for federal income tax purposes, the cost of investments was $296,649 and net unrealized appreciation was $76,209 consisting of gross unrealized appreciation of $84,702 and gross unrealized depreciation of $8,493.

(g)  On September 30, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Singapore Dollar	$59,312	14.6
Taiwan Dollar	50,248	12.4
Japanese Yen	44,130	10.9
Australian Dollar	42,987	10.6
British Pound	40,236	9.9
United States Dollar	35,488	8.7
South African Rand	25,479	6.3
Other currencies less than 5% of total net assets	62,766	15.4
Total Portfolio	$360,646	88.8

(h)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

  At September 30, 2012, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Unrealized Settlement Date	Appreciation/ (Depreciation)
USD	ZAR	165,352	$20,000	10/15/12	$170

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

USD - United States Dollar

ZAR - South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

69

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$56	$174,013	$-	$174,069
Other Countries	40,337	74,171	-	114,508
Europe	-	39,366	-	39,366
Latin America	8,166	22,549	1,988	32,703
Total Equities	48,559	310,099	1,988	360,646
Total Securities Lending Collateral	12,212	-	-	12,212
Total Investments	$60,771	$310,099	$1,988	$372,858
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	-	170	-	170
Total Investments	$60,771	$310,269	$1,988	$373,028

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the period ending September 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012
Equities
Latin America	$1,828	$-	$160	$-	$-	$-	$-	$1,988
	$1,828	$-	$160	$-	$-	$-	$-	$1,988

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at September 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $160.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

70

Columbia Acorn International Select

Portfolio Diversification (Unaudited)

At September 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Energy & Minerals
Mining	$71,741	17.7
Non-Ferrous Metals	5,083	1.2
Oil Services	4,272	1.0
Oil & Gas Producers	3,071	0.8
Agricultural Commodities	1,988	0.5
	86,155	21.2
> Information
Mobile Communications	41,293	10.2
CATV	14,172	3.5
Financial Processors	12,355	3.0
Internet Related	5,977	1.4
Business Software	4,115	1.0
Telephone & Data Services	1,467	0.4
Computer Hardware & Related Equipment	618	0.2
	79,997	19.7
> Other Industries
Real Estate	71,192	17.5
> Finance
Insurance	35,171	8.7
Banks	17,545	4.3
Brokerage & Money Management	4,120	1.0
	56,836	14.0
> Industrial Goods & Services
Other Industrial Services	18,199	4.5
Construction	8,955	2.2
Industrial Materials & Specialty Chemicals	7,684	1.9
Machinery	4,301	1.0
	39,139	9.6
	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Retail	$12,414	3.1
Food & Beverage	4,390	1.1
Nondurables	3,377	0.8
	20,181	5.0
> Health Care
Pharmaceuticals	7,146	1.8
Total Equities:	360,646	88.8
Security Lending Collateral:	12,212	3.0
Total Investments:	372,858	91.8
Obligation to Return Collateral for Securities Loaned:	(12,212)	(3.0)
Cash and Other Assets Less Liabilities:	45,468	11.2
Net Assets:	$406,114	100.0

71

Columbia Acorn Select

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/12	9/30/12
Purchases
Information
Ansys	0	95,000
F5 Networks	0	80,000
Consumer Goods & Services
IFM Investments (Century 21 China RE) - ADR (China)	998,000	1,300,000
Energy & Minerals
Kirkland Lake Gold (Canada)	835,000	925,000
Health Care
Cepheid	0	320,000
	Number of Shares
	6/30/12	9/30/12
Sales
Industrial Goods & Services
Ametek	2,037,000	1,860,000
Expeditors International of Washington	475,000	230,000
Kennametal	865,000	835,000
Pall	625,000	605,000
Information
Amphenol	560,000	540,000
Crown Castle International	700,000	680,000
Sanmina-SCI	3,026,600	2,415,000
SBA Communications	735,000	455,000
VisionChina Media - ADR (China)	5,427,200	0
Finance
CNO Financial Group	7,140,000	6,315,000
Consumer Goods & Services
Coach	555,000	515,000
Hertz	4,495,000	4,020,000
lululemon athletica	305,000	288,000
Energy & Minerals
Canadian Solar (China)	3,301,200	1,774,561
Eacom Timber (Canada)	8,440,000	0
Shamaran Petroleum (Iraq)	30,473,500	27,100,000
Tuscany International Drilling (Colombia)	13,613,200	11,705,300
Other Industries
Biomed Realty Trust	1,435,000	1,375,000
Ryman Hospitality Properties	930,000	900,000
Wisconsin Energy	403,000	316,000
Health Care
Akorn	1,310,000	0
NPS Pharmaceuticals	2,340,000	1,875,000
72

Columbia Acorn Select

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
		Equities: 96.3%
Industrial Goods & Services 21.5%
	> Machinery 17.0%
1,860,000	Ametek	$65,937
	Aerospace/Industrial Instruments
1,110,000	Donaldson	38,528
	Industrial Air Filtration
605,000	Pall	38,412
	Life Science, Water & Industrial Filtration
835,000	Kennametal	30,962
	Consumable Cutting Tools
220,000	Nordson	12,896
	Dispensing Systems for Adhesives & Coatings
		186,735
	> Outsourcing Services 2.2%
955,000	Quanta Services (a)	23,588
	Electrical & Telecom Construction Services
		23,588
	> Industrial Materials & Specialty Chemicals 1.5%
300,000	FMC Corporation	16,614
	Niche Specialty Chemicals
		16,614
	> Other Industrial Services 0.8%
230,000	Expeditors International of Washington	8,363
	International Freight Forwarder
		8,363
Industrial Goods & Services: Total		235,300
Information 19.9%
	> Mobile Communications 7.1%
680,000	Crown Castle International (a)	43,588
	Communications Towers
455,000	SBA Communications (a)	28,620
	Communications Towers
12,000,000	Globalstar (a)	5,520
	Satellite Mobile Voice & Data Carrier
		77,728
	> Computer Services 3.1%
3,300,000	WNS - ADR (India) (a)(b)	33,792
	Offshore BPO (Business Process Outsourcing) Services
		33,792
	> Computer Hardware & Related Equipment 2.9%
540,000	Amphenol	31,795
	Electronic Connectors
		31,795
	> Contract Manufacturing 1.9%
2,415,000	Sanmina-SCI (a)	20,503
	Electronic Manufacturing Services
		20,503
Number of Shares		Value (000)
	> Instrumentation 1.9%
120,000	Mettler-Toledo International (a)	$20,489
	Laboratory Equipment
		20,489
	> Business Software 1.7%
167,000	Concur Technologies (a)	12,313
	Web-enabled Cost & Expense Management Software
95,000	Ansys (a)	6,973
	Simulation Software for Engineers & Designers
		19,286
	> Telecommunications Equipment 0.8%
80,000	F5 Networks (a)	8,376
	Internet Traffic Management Equipment
		8,376
	> Semiconductors & Related Equipment 0.5%
1,140,000	Atmel (a)	5,996
	Microcontrollers, Radio Frequency & Memory Semiconductors
		5,996
Information: Total		217,965
Finance 17.0%
	> Credit Cards 6.2%
1,700,000	Discover Financial Services	67,541
	Credit Card Company
		67,541
	> Insurance 5.6%
6,315,000	CNO Financial Group	60,939
	Life, Long-term Care & Medical Supplement Insurance
		60,939
	> Banks 3.7%
520,000	City National	26,785
	Bank & Asset Manager
1,075,000	Associated Banc-Corp	14,158
	Midwest Bank
		40,943
	> Brokerage & Money Management 1.5%
775,000	SEI Investments	16,624
	Mutual Fund Administration & Investment Management
		16,624
Finance: Total		186,047
Consumer Goods & Services 15.4%
	> Travel 6.3%
4,020,000	Hertz (a)	55,194
	Largest U.S. Rental Car Operator
235,000	Vail Resorts	13,548
	Ski Resort Operator & Developer
		68,742

73

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Retail 4.2%
288,000	lululemon athletica (a)	$21,295
	Premium Active Apparel Retailer
455,000	Abercrombie & Fitch	15,434
	Teen Apparel Retailer
149,000	Tiffany & Co.	9,220
	Luxury Good Retailer
		45,949
	> Apparel 2.6%
515,000	Coach	28,850
	Designer & Retailer of Branded Leather Accessories
		28,850
	> Casinos & Gaming 1.4%
208,000,000	RexLot Holdings (China)	15,771
	Lottery Equipment Supplier in China
		15,771
	> Educational Services 0.7%
223,000	ITT Educational Services (a)(c)	7,187
	Post-secondary Degree Services
		7,187
	> Other Consumer Services 0.2%
1,300,000	IFM Investments (Century 21 China RE) - ADR (China) (a)(b)	2,405
	Provide Real Estate Services in China
		2,405
	> Food & Beverage —%
1,500,000	GLG Life Tech (Canada) (a)(d)	204
	Produce an All-natural Sweetener Extracted from the Stevia Plant
		204
Consumer Goods & Services: Total		169,108
Energy & Minerals 9.8%
	> Oil & Gas Producers 6.1%
1,035,000	Pacific Rubiales Energy (Colombia) (c)	24,730
	Oil Production & Exploration in Colombia
29,187,400	Canacol (Colombia) (a)	14,251
	Oil Producer in South America
27,100,000	Shamaran Petroleum (Iraq) (a)	11,991
	Oil Exploration in Kurdistan
33,700,000	Petrodorado Energy (Colombia) (a)(b)	6,170
17,144,000	Petrodorado Energy - Warrants (Colombia) (a)(e)	84
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
24,000,000	Canadian Overseas Petroleum (United Kingdom) (a)(e)	4,922
12,000,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	314
	Oil & Gas Exploration/Production in the North Sea
17,575,000	Petromanas (Canada) (a)	3,575
	Exploring for Oil in Albania
Number of Shares		Value (000)
1,455,000	Houston American Energy (a)(c)	$1,309
	Oil & Gas Exploration/Production in Colombia
		67,346
	> Agricultural Commodities 1.6%
1,742,424	Union Agriculture Group (Uruguay) (a)(d)(e)	18,069
	Farmland Operator in Uruguay
		18,069
	> Mining 1.0%
925,000	Kirkland Lake Gold (Canada) (a)	11,216
	Gold Mining
		11,216
	> Alternative Energy 0.8%
1,774,561	Canadian Solar (China) (a)(c)	4,951
	Solar Cell & Module Manufacturer
2,200,000	Synthesis Energy Systems (China) (a)	2,904
	Owner/Operator of Gasification Plants
1,165,000	Real Goods Solar (a)	816
	Residential Solar Energy Installer
		8,671
	> Oil Services 0.3%
11,705,300	Tuscany International Drilling (Colombia) (a)	2,738
	South America Based Drilling Rig Contractor
		2,738
Energy & Minerals: Total		108,040
Other Industries 7.8%
	> Real Estate 6.7%
900,000	Ryman Hospitality Properties	35,577
	Convention Hotels
1,375,000	Biomed Realty Trust	25,740
	Life Science-focused Office Buildings
475,000	DuPont Fabros Technology	11,994
	Technology-focused Office Buildings
		73,311
	> Regulated Utilities 1.1%
316,000	Wisconsin Energy	11,904
	Wisconsin Utility
		11,904
Other Industries: Total		85,215
Health Care 4.9%
	> Biotechnology & Drug Delivery 2.5%
1,875,000	NPS Pharmaceuticals (a)	17,344
	Orphan Drugs & Healthy Royalties
383,000	Seattle Genetics (a)(c)	10,322
	Antibody-based Therapies for Cancer
		27,666

74

Number of Shares		Value (000)
	> Medical Supplies 2.4%
190,000	Henry Schein (a)	$15,061
	Largest Distributor of Healthcare Products
320,000	Cepheid (a)	11,043
	Molecular Diagnostics
		26,104
Health Care: Total		53,770
Total Equities: 96.3% (Cost: $735,905)		1,055,445
Securities Lending Collateral 1.7%
18,753,371	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (f)	18,753
Total Securities Lending Collateral: (Cost: $18,753)		18,753
Total Investments: 98.0% (Cost: $754,658)(g)(h)		1,074,198	(i)
Obligation to Return Collateral for Securities Loaned: (1.7)%		(18,753)
Cash and Other Assets Less Liabilities: 3.7%		40,526
Total Net Assets: 100.0%		$1,095,971

ADR - American Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/12	Value	Dividend
Canacol*	31,372,300	-	2,184,900	29,187,400	$14,251	$-
Canadian Overseas Petroleum*	24,000,000	-	-	24,000,000	4,922	-
Canadian Solar*	2,700,000	601,200	1,526,639	1,774,561	4,951	-
Eacom Timber*	36,000,000	-	36,000,000	-	-	-
GLG Life Tech*	1,850,000	-	350,000	1,500,000	204	-
IFM Investments (Century 21 China RE) - ADR**	3,430,000	302,000	2,432,000	1,300,000	2,405	-
Petrodorado Energy	34,700,000	-	1,000,000	33,700,000	6,170	-
Real Goods Solar*	1,500,000	-	335,000	1,165,000	816	-
Sanmina-SCI*	6,100,000	-	3,685,000	2,415,000	20,503	-
Synthesis Energy Systems*	2,950,372	-	750,372	2,200,000	2,904	-
VisionChina Media - ADR*	7,000,000	-	7,000,000	-	-	-
WNS - ADR	4,254,230	-	954,230	3,300,000	33,792	-
Total of Affiliated Transactions	155,856,902	903,200	56,218,141	100,541,961	$90,918	$-

*  At September 30, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effects of a 1:3 reverse stock split.

75

Columbia Acorn Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  The aggregate cost and value of these companies at September 30, 2012, were $60,067 and $42,367, respectively. Investments in affiliated companies represented 3.87% of the Fund's total net assets at September 30, 2012.

(c)  All or a portion of this security was on loan at September 30, 2012. The total market value of securities on loan at September 30, 2012 was $17,719.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2012, the market value of these securities amounted to $23,389, which represented 2.13% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,742,424	$20,000	$18,069
Canadian Overseas Petroleum	11/24/10	24,000,000	10,260	4,922
Canadian Overseas Petroleum - Warrants	11/24/10	12,000,000	1,502	314
Petrodorado Energy - Warrants	11/20/09	17,144,000	2,118	84
			$33,880	$23,389

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At September 30, 2012, for federal income tax purposes, the cost of investments was $754,658 and net unrealized appreciation was $319,540 consisting of gross unrealized appreciation of $407,538 and gross unrealized depreciation of $87,998.

(h)  On September 30, 2012, the market value of foreign securities represented 14.42% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Colombia	$47,973	4.38
India	33,792	3.08
China	26,031	2.37
Uruguay	18,069	1.65
Canada	14,995	1.37
Iraq	11,991	1.09
United Kingdom	5,236	0.48
Total Foreign Portfolio	$158,087	14.42

(i)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

76

> Notes to Statement of Investments (dollar values in thousands)

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$235,300	$-	$-	$235,300
Information	217,965	-	-	217,965
Finance	186,047	-	-	186,047
Consumer Goods & Services	153,133	15,975	-	169,108
Energy & Minerals	84,651	5,320	18,069	108,040
Other Industries	85,215	-	-	85,215
Health Care	53,770	-	-	53,770
Total Equities	1,016,081	21,295	18,069	1,055,445
Total Securities Lending Collateral	18,753	-	-	18,753
Total Investments	$1,034,834	$21,295	$18,069	$1,074,198

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes. Securities which have halted or temporarily stopped trading are valued at the last sale and adjusted by a premium or a discount to account for the anticipated re-opening price. These adjustments are determined by the investment manager's experience with similar securities or situations.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$-	$1,665	$1,665	$-

  Financial assets were transferred from Level 1 to Level 2 as trading halted during the period.

  The following table reconciles asset balances for the period ending September 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012
Equities
Energy & Materials	$16,617	$-	$1,452	$-	$-	$-	$-	$18,069
	$16,617	$-	$1,452	$-	$-	$-	$-	$18,069

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at September 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $1,452.

77

Columbia Acorn Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 9/30/12	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities	18,069	Market comparable companies	Discount for lack of marketability	-3	% to -18% (-8%)

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

78

Columbia Thermostat Fund

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
	> Affiliated Bond Funds: 58.8%
20,114,242	Columbia Intermediate Bond Fund, Class I	$193,097
11,739,324	Columbia Income Opportunities Fund, Class I	116,102
6,599,493	Columbia U.S. Treasury Index Fund, Class I	77,148
Total Bond Funds: (Cost: $378,305)		386,347
	> Affiliated Stock Funds: 39.0%
1,287,341	Columbia Acorn International, Class I	51,288
3,391,313	Columbia Dividend Income Fund, Class I	51,107
1,234,663	Columbia Acorn Fund, Class I (a)	38,521
2,360,991	Columbia Contrarian Core Fund, Class I	38,437
Number of Shares		Value (000)
969,968	Columbia Acorn Select, Class I (a)	$25,801
1,827,988	Columbia Select Large Cap Growth Fund, Class I (a)	25,701
1,768,460	Columbia Large Cap Enhanced Core Fund, Class I	25,643
Total Stock Funds: (Cost: $219,359)		256,498
Total Investments: 97.8% (Cost: $597,664)(b)		642,845	(c)
Cash and Other Assets Less Liabilities: 2.2%		14,281
Total Net Assets: 100.0%		$657,126

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  At September 30, 2012, for federal income tax purposes, the cost of investments was $597,664 and net unrealized appreciation was $45,181 consisting of gross unrealized appreciation of $45,181 and gross unrealized depreciation of $0.

(c)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day. Typical Level 2 securities include short-term investments valued at amortized cost.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Bond Funds	$386,347	$-	$-	$386,347
Total Stock Funds	256,498	-	-	256,498
Total Investments	$642,845	$-	$-	$642,845

  There were no transfers of financial assets between levels 1 and 2 during the period.

79

Columbia Acorn Emerging Markets Fund

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/12	9/30/12
Purchases
Asia
> Taiwan
Advantech	21,169	22,169
CTCI Corp	73,762	81,762
Lung Yen	18,500	20,500
PC Home	18,151	19,307
Taiwan Hon Chuan	23,689	29,689
> Indonesia
Archipelago Resources	150,100	191,539
Mayora Indah	13,600	28,000
MNC Skyvision	0	364,000
> Hong Kong
AAC Technologies	21,027	31,027
Melco Crown Entertainment - ADR	5,650	8,650
> India
Adani Ports & Special Economic Zone	24,700	46,045
Redington India	37,794	61,400
Titan Industries	14,240	16,080
TTK Prestige	0	1,005
United Breweries	8,635	12,216
> China
AMVIG Holdings	111,475	212,000
NetEase.com - ADR	977	1,549
RexLot Holdings	1,196,000	1,575,000
> Philippines
SM Prime Holdings	176,818	195,818
> Thailand
Home Product Center	272,518	310,000
> Mongolia
Mongolian Mining	140,500	255,100
> Singapore
Petra Foods	19,900	32,000
Other Countries
> South Africa
Coronation Fund Managers	45,226	47,172
Massmart Holdings	3,497	5,847
> Canada
Americas Petrogas	19,000	36,607
> United States
Textainer Group Holdings	2,404	4,404
	Number of Shares
	6/30/12	9/30/12
Europe
> Sweden
Hexagon	7,231	8,731
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	19,400	23,202
> Switzerland
Dufry Group	1,178	1,320
> Czech Republic
Komercni Banka	474	574
> France
Compagnie Française de l'Afrique Occidentale	325	1,333
Latin America
> Brazil
Arcos Dorados	4,000	4,622
Localiza Rent A Car	6,090	8,000
> Mexico
Genomma Lab International	0	38,000
> Chile
Viña Concha y Toro	18,900	34,333

80

	Number of Shares
	6/30/12	9/30/12
Sales
Asia
> Taiwan
MStar Semiconductor	13,500	0
Tripod Technologies	33,000	28,300
> India
Jain Irrigation Systems	33,749	5,328
Other Countries
> South Africa
Adcock Ingram Holdings	16,350	10,076
> United States
Hornbeck Offshore	1,709	0
Europe
> Sweden
East Capital Explorer	4,006	0

81

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
		Equities: 95.8%
Asia 60.1%
	> Taiwan 15.5%
81,762	CTCI Corp	$187
	International Engineering Firm
74,126	Far EasTone Telecom	183
	Taiwan's Third Largest Mobile Operator
19,307	PC Home	109
	Taiwanese Internet Retail Company
8,000	St. Shine Optical	103
	World's Leading Disposable Contact Lens Original Equipment Manufacturer (OEM)
15,576	Simplo Technology	93
	Battery Packs for Notebook & Tablet PCs
42,990	Chroma Ate	90
	Automatic Test Systems, Testing & Measurement Instruments
22,169	Advantech	81
	Industrial PC & Components
20,500	Lung Yen	70
	Funeral Services & Columbaria
28,300	Tripod Technologies	69
	Printed Circuit Boards (PCB)
15,735	Radiant Opto-Electronics	68
	LCD Back Light Units & Modules
29,689	Taiwan Hon Chuan	65
	Beverage Packaging (Bottles, Caps, Labels) Manufacturer
		1,118
	> Indonesia 12.9%
537,609	Tower Bersama Infrastructure (a)	250
	Communications Towers
369,019	Ace Indonesia	237
	Home Improvement Retailer
191,539	Archipelago Resources (a)	185
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
102,764	Surya Citra Media	118
	Free to Air TV in Indonesia
364,000	MNC Skyvision (a)	79
	Largest Satellite Pay TV Operator in Indonesia
28,000	Mayora Indah	65
	Consumer Branded Food Manufacturer
		934
	> Hong Kong 7.3%
56,589	Lifestyle International	117
	Mid- to High-end Department Store Operator in Hong Kong & China
8,650	Melco Crown Entertainment - ADR (a)	117
	Macau Casino Operator
128,862	Melco International	114
	Macau Casino Operator
31,027	AAC Technologies	111
	Miniature Acoustic Components
99,799	Sasa International	68
	Cosmetics Retailer
		527
Number of Shares		Value (000)
	> India 7.1%
12,216	United Breweries	$151
	India's Largest Brewer
46,045	Adani Ports & Special Economic Zone	111
	Indian West Coast Shipping Port
61,400	Redington India	91
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
16,080	Titan Industries	80
	Jewlery, Watches, Eyeglasses
1,005	TTK Prestige (a)	71
	Branded Cooking Equipment
5,328	Jain Irrigation Systems	7
	Agricultural Micro-irrigation Systems & Food Processing
		511
	> China 5.8%
1,575,000	RexLot Holdings	120
	Lottery Equipment Supplier in China
61,151	Digital China	97
	IT Distribution & Systems Integration Services
1,549	NetEase.com - ADR (a)	87
	Chinese Online Gaming Services
212,000	AMVIG Holdings	63
	Chinese Tobacco Packaging Material Supplier
1,254	51job - ADR (a)	56
	Integrated Human Resource Services
		423
	> Cambodia 3.3%
420,000	Nagacorp	235
	Casino/Entertainment Complex in Cambodia
		235
	> Philippines 2.9%
44,487	Int'l Container Terminal	75
	Container Handling Terminals & Port Management
109,465	Manila Water Company	71
	Water Utility Company in Philippines
195,818	SM Prime Holdings	67
	Shopping Mall Operator
		213
	> Thailand 1.9%
310,000	Home Product Center	131
	Home Improvement Retailer
7,700	Samui Airport Property Fund (a)	4
	Thai Airport Operator
		135
	> Mongolia 1.6%
255,100	Mongolian Mining (a)	116
	Coking Coal Mining in Mongolia
		116
	> Singapore 0.9%
32,000	Petra Foods	64
	Cocoa Processor & Chocolate Manufacturer
		64

82

Number of Shares		Value (000)
	> Japan 0.9%
5,760	Kansai Paint	$64
	Paint Producer in Japan, India, China & Southeast Asia
		64
Asia: Total		4,340
Other Countries 14.6%
	> South Africa 9.5%
75,000	Rand Merchant Insurance	194
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
47,172	Coronation Fund Managers	176
	South African Fund Manager
5,847	Massmart Holdings	117
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
5,897	Mr. Price	89
	South African Retailer of Apparel, Household & Sporting Goods
10,076	Adcock Ingram Holdings	72
	Manufacturer of Pharmaceuticals & Medical Supplies
10,854	Northam Platinum	39
	Platinum Mining in South Africa
		687
	> Canada 2.6%
7,801	Alliance Grain Traders	114
	Global Leader in Pulse Processing & Distribution
36,607	Americas Petrogas (a)	69
	Oil & Gas Exploration in Argentina, Potash in Peru
		183
	> United States 2.5%
4,404	Textainer Group Holdings	135
	Top International Container Leasor
952	Atwood Oceanics (a)	43
	Offshore Drilling Contractor
		178
Other Countries: Total		1,048
Europe 11.5%
	> Sweden 2.6%
8,731	Hexagon	187
	Design, Measurement & Visualization Software & Equipment
		187
	> Kazakhstan 2.2%
23,202	Halyk Savings Bank of Kazakhstan - GDR (a)	163
	Largest Retail Bank & Insurer in Kazakhstan
		163
	> Switzerland 2.2%
1,320	Dufry Group (a)	158
	Operates Airport Duty Free & Duty Paid Shops
		158
Number of Shares		Value (000)
	> Czech Republic 1.6%
574	Komercni Banka	$114
	Leading Czech Universal Bank
		114
	> Italy 1.1%
7,631	Pirelli	82
	Global Tire Supplier
		82
	> Germany 0.9%
962	Dürr	64
	Automotive Plant Engineering & Associated Capital Equipment
		64
	> France 0.9%
1,333	Compagnie Française de l'Afrique Occidentale	64
	African Wholesaler & Distributor
		64
Europe: Total		832
Latin America 9.6%
	> Brazil 5.1%
8,000	Localiza Rent A Car	139
	Car Rental
4,200	Multiplus	85
	Loyalty Program Operator in Brazil
12,425	MRV Engenharia	74
	Brazilan Property Developer
4,622	Arcos Dorados (b)	71
	McDonald's Master Franchise for Latin America
		369
	> Mexico 3.2%
1,808	Grupo Aeroportuario del Sureste - ADR	160
	Mexican Airport Operator
38,000	Genomma Lab International (a)	74
	Develops, Markets & Distributes Consumer Products
		234
	> Chile 1.0%
34,333	Viña Concha y Toro	71
	Global Branded Wine Manufacturer
		71
	> Argentina 0.3%
81,500	Madalena Ventures (a)	20
	Oil & Gas Exploration in Argentina
		20
Latin America: Total		694
Total Equities: 95.8% (Cost: $6,241)		6,914

83

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Securities Lending Collateral 0.7%
53,550	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (c)	$54
Total Securities Lending Collateral: (Cost: $54)		54
Total Investments: 96.5% (Cost: $6,295)(d)(e)		6,968	(f)
Obligation to Return Collateral for Securities Loaned: (0.7)%		(54)
Cash and Other Assets Less Liabilities: 4.2%		305
Total Net Assets: 100.0%		$7,219

  ADR - American Depositary Receipts

GDR - Global Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2012. The total market value of securities on loan at September 30, 2012 was $52.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  At September 30, 2012, for federal income tax purposes, the cost of investments was $6,295 and net unrealized appreciation was $673 consisting of gross unrealized appreciation of $1,034 and gross unrealized depreciation of $361.

(e)  On September 30, 2012, the Fund's total investments were denominated in currencies as follows:

Country	Value	Percentage of Net Assets
Taiwan Dollar	$1,118	15.5
Hong Kong Dollar	1,042	14.4
United States Dollar	831	11.5
Indonesian Rupiah	749	10.4
South African Rand	687	9.5
Indian Rupee	511	7.1
Other currencies less
than 5% of total net assets	1,976	27.4
Total Portfolio	$6,914	95.8

(f)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

84

> Notes to Statement of Investments (dollar values in thousands)

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$260	$4,080	$-	$4,340
Other Countries	361	687	-	1,048
Europe	-	832	-	832
Latin America	694	-	-	694
Total Equities	1,315	5,599	-	6,914
Total Securities Lending Collateral	54	-	-	54
Total Investments	$1,369	$5,599	$-	$6,968

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

85

Columbia Acorn Emerging Markets Fund

Portfolio Diversification (Unaudited)

At September 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Retail	$990	13.8
Casinos & Gaming	586	8.1
Food & Beverage	573	8.0
Other Consumer Services	243	3.4
Other Durable Goods	153	2.1
Travel	139	1.9
Consumer Goods Distribution	91	1.3
Nondurables	73	1.0
	2,848	39.6
> Information
Mobile Communications	432	6.1
Computer Hardware & Related Equipment	422	5.8
Business Software	187	2.6
TV Broadcasting	118	1.6
Electronics Distribution	97	1.3
Instrumentation	90	1.2
Internet Related	87	1.2
Satellite Broadcasting & Services	79	1.1
	1,512	20.9
> Finance
Banks	276	3.8
Insurance	194	2.7
Brokerage & Money Management	176	2.4
Finance Companies	134	1.9
	780	10.8
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	192	2.6
Construction	187	2.6
Other Industrial Services	186	2.6
Machinery	71	1.0
	636	8.8
> Energy & Minerals
Mining	341	4.7
Agricultural Commodities	115	1.6
Oil & Gas Producers	89	1.2
Oil Services	43	0.6
	588	8.1
> Other Industries
Transportation	164	2.3
Real Estate	140	1.9
Regulated Utilities	71	1.0
	375	5.2
	Value (000)	Percentage of Net Assets
> Health Care
Medical Supplies	$103	1.4
Pharmaceuticals	72	1.0
	175	2.4
Total Equities:	6,914	95.8
Security Lending Collateral:	54	0.7
Total Investments:	6,968	96.5
Obligation to Return Collateral for Securities Loaned:	(54)	(0.7)
Cash and Other Assets Less Liabilities:	305	4.2
Net Assets:	$7,219	100.0

86

Columbia Acorn European Fund

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/12	9/30/12
Purchases
Europe
> United Kingdom
Asos	0	1,100
Domino's Pizza UK & Ireland	5,090	6,990
Elementis	0	5,768
Ocado	0	25,000
Rightmove	1,400	2,000
Spirax Sarco	71	700
WH Smith	2,000	3,500
> France
1000 mercis	1,200	1,600
Neopost	400	600
Norbert Dentressangle	360	516
> Netherlands
Aalberts Industries	2,785	3,400
TKH Group	917	1,517
UNIT4	1,730	2,011
> Germany
NORMA Group	0	980
Pfeiffer Vacuum	0	147
> Switzerland
Dufry Group	310	480
> Sweden
Hexagon	3,070	3,370
> Italy
Fiat	0	4,400
Geox	11,000	13,500
> Norway
Atea	3,710	5,310
> Finland
Stockmann	0	1,000
Other Countries
> United States
Velti	1,300	2,550
	Number of Shares
	6/30/12	9/30/12
Sales
Europe
> United Kingdom
Serco	3,480	0
> Netherlands
Koninklijke TenCate	1,412	975
> Germany
Rheinmetall	360	0
> Russia
Yandex	1,900	1,000
Mail.ru - GDR	600	0
> Ireland
Paddy Power	300	85
United Drug	7,300	0
> Greece
Intralot	13,330	0

87

Columbia Acorn European Fund

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
		Equities: 92.2%
Europe 88.8%
	> United Kingdom 20.4%
22,220	Charles Taylor	$65
	Insurance Services
6,990	Domino's Pizza UK & Ireland	60
	Pizza Delivery in the UK, Ireland & Germany
2,000	Rightmove	51
	Internet Real Estate Listings
1,100	Asos	39
	Internet-based Retailer to Hipsters Up to Age 35
3,500	WH Smith	36
	Newsprint, Books & General Stationery Retailer
3,180	Shaftesbury	27
	London Prime Retail REIT
700	Aggreko	26
	Temporary Power & Temperature Control Services
25,000	Ocado	26
	Leading Online Grocery Retailer
3,200	Greggs	26
	Bakery
660	Rotork	24
	Valve Actuators for Oil & Water Pipelines
7,480	BBA Aviation	24
	Aviation Support Services
700	Spirax Sarco	24
	Steam Systems for Manufacturing & Process Industries
1,827	JLT Group	22
	International Business Insurance Broker
500	Intertek Group	22
	Testing, Inspection, Certification Services
5,768	Elementis	22
	Clay-based Additives
3,190	Abcam	21
	Online Sales of Antibodies
2,315	Premier Oil (a)	13
	Oil & Gas Producer in Europe, Pakistan & Asia
		528
	> France 13.9%
570	Eurofins Scientific	81
	Food, Pharmaceuticals & Materials Screening & Testing
900	Gemalto	79
	Digital Security Solutions
1,600	1000 mercis	77
	Interactive Advertising & Marketing
516	Norbert Dentressangle	35
	Leading European Logistics & Transport Group
600	Neopost	33
	Postage Meter Machines
1,300	Saft	30
	Niche Battery Manufacturer
9,900	Hi-Media (a)	25
	Online Advertiser in Europe
		360
Number of Shares		Value (000)
	> Netherlands 11.8%
3,400	Aalberts Industries	$61
	Flow Control & Heat Treatment
2,011	UNIT4	54
	Business Software Development
1,499	Imtech	40
	Electromechanical & Information Communications Technology Installation & Maintenance
1,680	Arcadis	36
	Engineering Consultants
1,517	TKH Group	32
	Dutch Industrial Conglomerate
400	Vopak	28
	World's Largest Operator of Petroleum & Chemical Storage Terminals
230	Core Labs	28
	Oil & Gas Reservoir Consulting
975	Koninklijke TenCate	22
	Advanced Textiles & Industrial Fabrics
568	BinckBank	4
	Discount Brokerage & Asset Management
		305
	> Germany 10.3%
3,250	Wirecard	75
	Online Payment Processing & Risk Management
170	Rational	43
	Commercial Ovens
575	Dürr	38
	Automotive Plant Engineering & Associated Capital Equipment
375	Bertrandt	28
	Outsourced Engineering
980	NORMA Group	26
	Clamps for Automotive & Industrial Applications
500	Stratec Biomedical Systems	23
	Diagnostic Instrumentation
590	CTS Eventim	17
	Event Ticket Sales
147	Pfeiffer Vacuum	16
	Vacuum Pumps
		266
	> Switzerland 10.0%
345	Geberit	75
	Plumbing Supplies
290	Partners Group	60
	Private Markets Asset Management
480	Dufry Group (a)	57
	Operates Airport Duty Free & Duty Paid Shops
21	Sika	43
	Chemicals for Construction & Industrial Applications
420	Zehnder	25
	Radiators & Heat Recovery Ventilation Systems
		260

88

Number of Shares		Value (000)
	> Sweden 5.9%
3,370	Hexagon	$72
	Design, Measurement & Visualization Software & Equipment
4,570	Sweco	48
	Engineering Consultants
1,200	Unibet	34
	European Online Gaming Operator
		154
	> Italy 5.0%
13,500	Geox	36
	Apparel & Shoe Maker
300	Tod's	32
	Leather Shoes & Bags
2,800	Pirelli	30
	Global Tire Supplier
4,400	Fiat	24
	Leading Automotive Manufacturer in the U.S., Latin America & Italy
8,066	CIR	9
	Italian Holding Company
		131
	> Norway 2.0%
5,310	Atea	52
	Leading Nordic IT Hardware/Software Reseller & Installation Company
		52
	> Iceland 1.8%
43,750	Marel	47
	Largest Manufacturer of Poultry & Fish Processing Equipment
		47
	> Portugal 1.4%
13,480	Redes Energéticas Nacionais	35
	Portuguese Power Transmission & Gas Transportation
		35
	> Belgium 1.4%
630	EVS Broadcast Equipment	35
	Digital Live Mobile Production Software & Systems
		35
	> Poland 1.2%
4,000	FX Energy (a)	30
	Oil & Gas Producer in Poland
		30
	> Czech Republic 1.1%
140	Komercni Banka	28
	Leading Czech Universal Bank
		28
	> Russia 0.9%
1,000	Yandex (a)	24
	Search Engine for Russian & Turkish Languages
		24
Number of Shares		Value (000)
	> Denmark 0.8%
400	Solar	$22
	Technical Wholesaler of Electrical, Plumbing & HVAC Equipment
		22
	> Finland 0.7%
1,000	Stockmann	19
	Department Store & Fashion Retailer in Scandinavia & Russia
		19
	> Ireland 0.2%
85	Paddy Power	6
	Irish Betting Services
		6
Europe: Total		2,302
Other Countries 2.1%
	> Canada 1.3%
2,270	Alliance Grain Traders	34
	Global Leader in Pulse Processing & Distribution
		34
	> United States 0.8%
2,550	Velti (a)	21
	Mobile Marketing Software Platform
		21
Other Countries: Total		55
Asia 1.3%
	> Hong Kong 1.3%
13,000	L'Occitane International	34
	Skin Care & Cosmetics Producer
		34
Asia: Total		34
Total Equities: 92.2% (Cost: $2,157)		2,391
Total Investments: 92.2% (Cost: $2,157)(b)(c)		2,391	(d)
Cash and Other Assets Less Liabilities: 7.8%		201
Total Net Assets: 100.0%		$2,592

  REIT - Real Estate Investment Trust

89

Columbia Acorn European Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  At September 30, 2012, for federal income tax purposes, the cost of investments was $2,157 and net unrealized appreciation was $234 consisting of gross unrealized appreciation of $306 and gross unrealized depreciation of $72.

(c)  On September 30, 2012, the Fund's total investments were denominated in currencies as follows:

Country	Value	Percentage of Net Assets
Euro	$1,128	43.5
British Pound	528	20.4
Swiss Franc	261	10.1
Swedish Krona	154	5.9
Other currencies less than 5% of total net assets	320	12.3
Total Portfolio	$2,391	92.2

(d)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

90

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$82	$2,220	$-	$2,302
Other Countries	55	-	-	55
Asia	-	34	-	34
Total Equities	137	2,254	-	2,391
Total Investments	$137	$2,254	$-	$2,391

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

91

Columbia Acorn European Fund

Portfolio Diversification (Unaudited)

At September 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:
	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$276	10.6
Machinery	251	9.7
Conglomerates	102	3.9
Industrial Materials & Specialty Chemicals	87	3.4
Construction	75	2.9
Electrical Components	30	1.2
Outsourcing Services	28	1.1
Industrial Distribution	22	0.8
	871	33.6
> Information
Business Software	148	5.7
Computer Hardware & Related Equipment	114	4.4
Business Information & Marketing Services	76	2.9
Financial Processors	75	2.9
Internet Related	75	2.9
Computer Services	52	2.0
Advertising	25	1.0
	565	21.8
> Consumer Goods & Services
Retail	120	4.6
Other Durable Goods	78	3.0
Nondurables	67	2.6
Restaurants	60	2.3
Apparel	55	2.1
Casinos & Gaming	40	1.6
Consumer Goods Distribution	39	1.5
Food & Beverage	26	1.0
Other Entertainment	17	0.7
	502	19.4
> Finance
Insurance	87	3.3
Brokerage & Money Management	64	2.5
Banks	28	1.1
	179	6.9
> Energy & Minerals
Oil & Gas Producers	43	1.6
Agricultural Commodities	34	1.3
Mining	28	1.1
Oil Refining, Marketing & Distribution	28	1.1
	133	5.1
	Value (000)	Percentage of Net Assets
> Other Industries
Regulated Utilities	$35	1.3
Transportation	35	1.3
Real Estate	27	1.1
	97	3.7
> Health Care
Medical Equipment & Devices	23	0.9
Medical Supplies	21	0.8
	44	1.7
Total Equities:	2,391	92.2
Total Investments:	2,391	92.2
Cash and Other Assets Less Liabilities:	201	7.8
Net Assets:	$2,592	100.0

92

Columbia Acorn Family of Funds

Third Quarter Class Z Share Information (Unaudited)

Minimum Initial Investment in all Funds:	$0 to $2,000, available only to certain eligible investors
Exchange Fee:	None
Columbia Acorn Fund		ACRNX
Management Fee		0.64%
12	b-1 Fee	0.00%
Other Expenses		0.13%
Net Expense Ratio		0.77%
Columbia Acorn International		ACINX
Management Fee		0.76%
12	b-1 Fee	0.00%
Other Expenses		0.16%
Net Expense Ratio		0.92%
Columbia Acorn USA		AUSAX
Management Fee		0.86%
12	b-1 Fee	0.00%
Other Expenses		0.20%
Net Expense Ratio		1.06%
Columbia Acorn International Select		ACFFX
Management Fee		0.94%
12	b-1 Fee	0.00%
Other Expenses		0.24%
Net Expense Ratio		1.18%
Columbia Acorn Select		ACTWX
Management Fee		0.83%
12	b-1 Fee	0.00%
Other Expenses		0.20%
Net Expense Ratio		1.03%
Columbia Thermostat Fund		COTZX
Management Fee		0.10%
12	b-1 Fee	0.00%
Other Expenses		0.15%*
Net Expense Ratio		0.25%*
Columbia Acorn Emerging Markets Fund		CEFZX
Management Fee		1.25%
12	b-1 Fee	0.00%
Other Expenses		0.19%
Net Expense Ratio		1.44%
Columbia Acorn European Fund		CAEZX
Management Fee		1.19%
12	b-1 Fee	0.00%
Other Expenses		0.14%
Net Expense Ratio		1.33%

    Fees and expenses are for the nine months ended September 30, 2012.

    The fees and expenses of Columbia Acorn Select and Columbia Acorn International Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to waive fees and/or reimburse the Funds for any ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, in excess of the following annual rates:

Fund	Class Z
Columbia Acorn International Select	1.45%
Columbia Acorn Select	1.35%

    These arrangements may be modified or terminated by either the Funds or CWAM upon 30 days notice.

    Columbia Thermostat Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's waiver/reimbursement arrangement is contractual through April 30, 2013. There is no guarantee that this arrangement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund also include the effect of fee waivers/reimbursements. CWAM has contractually undertaken to waive fees and/or reimburse Columbia Acorn Emerging Markets Fund so that the Fund's ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rate of 1.60% of the Fund's average daily net assets attributable to Class Z shares, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter. CWAM has contractually undertaken to waive fees and/or reimburse Columbia Acorn European Fund so that its ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rate of 1.50% of the Fund's average daily net assets attributable to Class Z shares, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter.

  *  Does not include estimated fees and expenses of 0.61% incurred by the Fund from the underlying portfolio funds in which it invests.

93

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95

Columbia Acorn Family of Funds

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

John C. Heaton

Charles P. McQuaid

David J. Rudis

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

P. Zachary Egan

Vice President

Fritz Kaegi

Vice President

John M. Kunka

Assistant Treasurer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

96

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Management®

Columbia Acorn Family of Funds
Class Z Shares

Third Quarter Report, September 30, 2012

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P. O. Box 8081 Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

C-1562 C (11/12) 147065

Q3 2012

Columbia Acorn Family of Funds

Class A, B, C, I, R and R5 Shares

Managed by Columbia Wanger Asset Management, LLC

Third Quarter Report

September 30, 2012

■  Columbia
Acorn® Fund

■  Columbia
Acorn International®

■  Columbia
Acorn USA®

■  Columbia
Acorn International SelectSM

■  Columbia
Acorn SelectSM

■  Columbia
Thermostat FundSM

■  Columbia
Acorn Emerging Markets FundSM

■  Columbia
Acorn European FundSM

Not FDIC insured • No bank guarantee • May lose value

The views expressed in the "Chattering Squirrels" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust. ColumbiaSM, Columbia Management®, and the Columbia Management Logo® are service marks owned and/or registered by Ameriprise Financial, Inc.

Columbia Acorn Family of Funds

Table of Contents

Share Class Performance	2
Fund Performance vs. Benchmarks	4
Descriptions of Indexes	5
Estimated Year-End Distributions	6
Fund Net Asset Values	6
Chattering Squirrels
Columbia Acorn International Turns 20	7
2012 Shareholder Information Meeting Recap	10
Columbia Acorn Fund
In a Nutshell	18
At a Glance	19
Major Portfolio Changes	34
Statement of Investments	36
Columbia Acorn International
In a Nutshell	20
At a Glance	21
Major Portfolio Changes	49
Statement of Investments	52
Portfolio Diversification	61
Columbia Acorn USA
In a Nutshell	22
At a Glance	23
Major Portfolio Changes	62
Statement of Investments	63
Columbia Acorn International Select
In a Nutshell	24
At a Glance	25
Major Portfolio Changes	70
Statement of Investments	71
Portfolio Diversification	75
Columbia Acorn Select
In a Nutshell	26
At a Glance	27
Major Portfolio Changes	76
Statement of Investments	77
Columbia Thermostat Fund
In a Nutshell	28
At a Glance	29
Statement of Investments	83
Columbia Acorn Emerging Markets Fund
In a Nutshell	30
At a Glance	31
Major Portfolio Changes	84
Statement of Investments	86
Portfolio Diversification	90
Columbia Acorn European Fund
In a Nutshell	32
At a Glance	33
Major Portfolio Changes	91
Statement of Investments	92
Portfolio Diversification	96
Columbia Acorn Family of Funds
Columbia Acorn Family of Funds Information	97

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 9/30/12

	Class A		Class B*		Class C		Class I	Class R	Class R5
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	Without Sales Charge	Without Sales Charge
Columbia Acorn Fund
3 months**	4.74%	–1.28%	4.60%	–0.40%	4.55%	3.55%	4.84%	NA	NA
Year to date**	14.28%	7.72%	13.78%	8.78%	13.65%	12.65%	14.55%	NA	NA
1 year	26.44%	19.16%	26.03%	21.03%	25.56%	24.56%	26.89%	NA	NA
5 years	2.41%	1.20%	1.81%	1.47%	1.61%	1.61%	2.74%	NA	NA
10 years	11.72%	11.07%	11.02%	11.02%	10.87%	10.87%	12.10%	NA	NA
Life of Fund	14.22%	14.06%	13.51%	13.51%	13.34%	13.34%	14.59%	NA	NA
Columbia Acorn International
3 months**	7.21%	1.04%	7.00%	2.00%	7.00%	6.00%	7.30%	7.14%	7.28%
Year to date**	16.39%	9.70%	15.74%	10.74%	15.74%	14.74%	16.73%	16.12%	16.68%
1 year	18.61%	11.80%	17.76%	12.76%	17.70%	16.70%	19.06%	18.24%	19.04%
5 years	–0.67%	–1.84%	–1.31%	–1.66%	–1.43%	–1.43%	–0.28%	–0.93%	–0.31%
10 years	13.95%	13.28%	13.19%	13.19%	13.08%	13.08%	14.35%	13.62%	14.33%
Life of Fund	10.63%	10.30%	9.93%	9.93%	9.81%	9.81%	11.07%	10.37%	11.05%
Columbia Acorn USA
3 months**	4.49%	–1.52%	4.30%	–0.70%	4.27%	3.27%	4.57%	NA	NA
Year to date**	15.09%	8.48%	14.49%	9.49%	14.48%	13.48%	15.43%	NA	NA
1 year	28.79%	21.40%	28.16%	23.16%	27.84%	26.84%	29.25%	NA	NA
5 years	2.07%	0.87%	1.43%	1.06%	1.29%	1.29%	2.38%	NA	NA
10 years	10.57%	9.92%	9.86%	9.86%	9.75%	9.75%	10.95%	NA	NA
Life of Fund	9.62%	9.21%	8.91%	8.91%	8.81%	8.81%	10.01%	NA	NA
Columbia Acorn International Select
3 months**	12.47%	6.02%	12.30%	7.30%	12.24%	11.24%	12.57%	NA	NA
Year to date**	23.98%	16.85%	23.41%	18.41%	23.25%	22.25%	24.33%	NA	NA
1 year	26.25%	19.00%	25.53%	20.53%	25.28%	24.28%	26.72%	NA	NA
5 years	0.60%	–0.58%	–0.03%	–0.39%	–0.20%	–0.20%	0.99%	NA	NA
10 years	13.38%	12.71%	12.65%	12.65%	12.52%	12.52%	13.79%	NA	NA
Life of Fund	9.51%	9.05%	8.80%	8.80%	8.69%	8.69%	9.89%	NA	NA
Columbia Acorn Select
3 months**	6.45%	0.35%	6.29%	1.29%	6.26%	5.26%	6.57%	NA	NA
Year to date**	14.58%	8.00%	14.05%	9.05%	13.94%	12.94%	14.87%	NA	NA
1 year	25.16%	17.98%	24.46%	19.46%	24.26%	23.26%	25.60%	NA	NA
5 years	–1.44%	–2.60%	–2.06%	–2.43%	–2.21%	–2.21%	–1.10%	NA	NA
10 years	8.69%	8.05%	7.98%	7.98%	7.85%	7.85%	9.06%	NA	NA
Life of Fund	9.00%	8.53%	8.29%	8.29%	8.17%	8.17%	9.37%	NA	NA
Columbia Thermostat Fund†
3 months**	4.76%	–1.24%	4.67%	–0.33%	4.60%	3.60%	NA	NA	NA
Year to date**	11.69%	5.28%	11.30%	6.30%	11.07%	10.07%	NA	NA	NA
1 year	20.22%	13.28%	19.64%	14.64%	19.29%	18.29%	NA	NA	NA
5 years	4.68%	3.45%	4.18%	3.83%	3.90%	3.90%	NA	NA	NA
10 years	8.05%	7.41%	7.46%	7.46%	7.25%	7.25%	NA	NA	NA
Life of Fund	7.87%	7.23%	7.28%	7.28%	7.07%	7.07%	NA	NA	NA

	Class A		Class B*		Class C		Class I	Class R	Class R5
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	Without Sales Charge	Without Sales Charge
Columbia Acorn Emerging Markets Fund
3 months**	9.66%	3.34%	NA	NA	9.41%	8.41%	9.72%	NA	NA
Year to date**	20.19%	13.34%	NA	NA	19.59%	18.59%	20.42%	NA	NA
1 year	25.90%	18.66%	NA	NA	25.14%	24.14%	26.55%	NA	NA
Life of Fund	10.05%	4.37%	NA	NA	9.34%	9.34%	10.55%	NA	NA
Columbia Acorn European Fund
3 months**	7.14%	0.99%	NA	NA	7.07%	6.07%	7.23%	NA	NA
Year to date**	19.50%	12.57%	NA	NA	18.84%	17.84%	19.71%	NA	NA
1 year	20.68%	13.78%	NA	NA	19.92%	18.92%	21.09%	NA	NA
Life of Fund	12.04%	6.26%	NA	NA	11.31%	11.31%	12.39%	NA	NA

The inception date for Class A, B and C shares is 10/16/00 for all Funds except Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund. The inception date for Class A, B and C shares of Columbia Thermostat Fund is 3/03/03. The inception date for Class I shares is 9/27/10 for all Funds. The inception date for all share classes of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund is 8/19/11. The inception date for Class R and R5 shares of Columbia Acorn International is 8/2/11.

The returns shown for "Life of Fund" are calculated from the inception date of the Fund. In cases where the inception date of the Fund is earlier than the inception date of a share class, or where a period shown dates to before the inception date of a share class, the returns shown may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

*The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

**Not annualized.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower.

Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (CDSC) for Class B shares (5%, 4%, 3%, 3%, 2%, 1%, 0% for the first through seventh years after purchase, respectively), and the maximum CDSC of 1.00% of Class C shares during the first year after purchase.

Please see Page 97 of this report for each Fund's operating expense ratio as of the end of the third quarter. On this page, you will find information on fee waiver/expense reimbursement arrangements in place for Columbia Acorn International, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Acorn Family of Funds

Fund Performance vs. Benchmarks Average Annual Total Returns through 9/30/12

Class A Shares, without sales charge	3rd quarter*	Year to date*	1 year	5 years	10 years	Life of Fund
Columbia Acorn Fund (LACAX) (10/16/00)	4.74%	14.28%	26.44%	2.41%	11.72%	14.22%
Russell 2500 Index	5.57%	14.33%	30.93%	2.80%	10.86%	NA
S&P 500 Index**	6.35%	16.44%	30.20%	1.05%	8.01%	10.64%
Russell 2000 Index	5.25%	14.23%	31.91%	2.21%	10.17%	NA
Lipper Mid-Cap Growth Funds Index	4.40%	12.46%	24.04%	1.33%	9.82%	NA
Columbia Acorn International (LAIAX) (10/16/00)	7.21%	16.39%	18.61%	-0.67%	13.95%	10.63%
S&P Global Ex-U.S. Between $500M and $5B Index	7.59%	12.78%	13.63%	-1.68%	13.77%	8.24%
S&P Global Ex-U.S. SmallCap Index	8.36%	13.73%	15.04%	-2.57%	13.09%	7.52%
MSCI EAFE Index	6.92%	10.08%	13.75%	-5.24%	8.20%	5.51%
Lipper International Small/Mid Growth Funds Index	8.92%	17.29%	20.67%	-1.73%	12.89%	NA
Columbia Acorn USA (LAUAX) (10/16/00)	4.49%	15.09%	28.79%	2.07%	10.57%	9.62%
Russell 2000 Index	5.25%	14.23%	31.91%	2.21%	10.17%	7.30%
Lipper Small-Cap Growth Funds Index	5.39%	14.82%	29.61%	1.54%	9.13%	5.87%
Columbia Acorn Int'l Select (LAFAX) (10/16/00)	12.47%	23.98%	26.25%	0.60%	13.38%	9.51%
S&P Developed Ex-U.S. Between $2B and $10B Index	7.13%	10.85%	11.95%	-3.73%	11.02%	6.90%
MSCI EAFE Index	6.92%	10.08%	13.75%	-5.24%	8.20%	3.21%
Lipper International Small/Mid Growth Funds Index	8.92%	17.29%	20.67%	-1.73%	12.89%	9.90%
Columbia Acorn Select (LTFAX) (10/16/00)	6.45%	14.58%	25.16%	-1.44%	8.69%	9.00%
S&P MidCap 400 Index	5.44%	13.77%	28.54%	3.83%	10.77%	9.10%
S&P 500 Index**	6.35%	16.44%	30.20%	1.05%	8.01%	3.42%
Lipper Mid-Cap Growth Funds Index	4.40%	12.46%	24.04%	1.33%	9.82%	6.14%
Columbia Thermostat Fund (CTFAX) (3/3/03)†	4.76%	11.69%	20.22%	4.68%	8.05%	7.87%
S&P 500 Index	6.35%	16.44%	30.20%	1.05%	8.01%	7.95%
Barclays U.S. Aggregate Bond Index	1.59%	3.99%	5.16%	6.53%	5.32%	5.34%
Lipper Flexible Portfolio Funds Index	5.55%	11.62%	18.63%	2.36%	7.74%	7.73%
50/50 Blended Benchmark	3.96%	10.21%	17.35%	4.24%	6.99%	6.97%
Columbia Acorn Emerging Markets Fund (CAGAX) (8/19/11)	9.66%	20.19%	25.90%	—	—	10.05%
S&P Emerging Markets Between $500M and $5B Index	7.83%	17.41%	18.53%	—	—	1.44%
MSCI Emering Markets Small Cap Index	8.41%	16.29%	15.52%	—	—	-2.76%
Lipper Emerging Markets Index	7.02%	12.98%	18.73%	—	—	4.71%
Columbia Acorn European Fund (CAEAX) (8/19/11)	7.14%	19.50%	20.68%	—	—	12.04%
S&P Europe Between $500M and $5B Index	10.30%	18.73%	19.21%	—	—	9.09%
HSBC Smaller European Companies Index	9.92%	16.00%	14.91%	—	—	4.40%
Lipper European Region Index	8.43%	13.91%	20.61%	—	—	11.11%

*Not annualized.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Please see Page 97 of this report for information on contractual fee waiver/expense reimbursement arrangements in place for Columbia Acorn International, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund. Absent these fee waivers/expense reimbursement arrangements, performance results would have been lower. Annual operating expense ratios are stated as of each Fund's current prospectus dated May 1, 2012, and differences in expense ratios disclosed elsewhere in this report may result from application of any fee waivers/expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.11%; Class B: 1.81%; Class C: 1.94%; Class I: 0.71%. Columbia Acorn International: Class A: 1.35%; Class B: 2.08%; Class C: 2.14%; Class I: 0.86%; Class R: 1.42%; Class R5: 0.87%. Columbia Acorn USA: Class A: 1.33%; Class B: 2.10%; Class C: 2.18%;

Class I: 0.95%. Columbia Acorn International Select: Class A: 1.62%; Class B: 2.32%; Class C: 2.44%; Class I: 1.08%. Columbia Acorn Select: Class A: 1.35%; Class B: 2.05%; Class C: 2.17%; Class I: 0.91%. Columbia Thermostat Fund: Class A: 1.15%; Class B: 1.65%; Class C: 1.90%. Columbia Acorn Emerging Markets Fund Class A: 1.85%; Class C: 2.60%; Class I: 1.41%. Columbia Acorn European Fund Class A: 1.75%; Class C: 2.50%; Class I: 1.31%.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

The returns shown for "Life of Fund" are calculated from the inception date of the Fund. The returns shown for periods prior to inception of a Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of Fund shares. Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  HSBC Smaller European Companies (inc UK) Index is a weighted combination of two indexes: the HSBC Smaller Europe (ex UK) Index and the HSBC Smaller UK Index. The index is rebalanced on a quarterly basis.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund and Columbia Acorn Select; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index, a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance. The MSCI Emerging Markets Small Cap Index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B Index represents the institutionally investable capital of emerging market countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B Index represents the institutionally investable capital of European countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 17 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Columbia Acorn Family of Funds

Estimated Year-End Distributions

To help with your tax planning, following are the estimated year-end capital gain distributions for the Columbia Acorn Funds. With the exception of Columbia Thermostat Fund, the expected record date is December 5, 2012, the ex-dividend date is December 6, 2012, and the payable date is December 6, 2012. For Columbia Thermostat Fund, the expected record date is December 20, 2012, the ex-dividend date is December 21, 2012, and the payable date is December 21, 2012. Distribution information is not final and should not be considered final until after the record date. The board of trustees will determine the actual distributions the Funds will pay.

	Short-term Capital Gains	Long-term Capital Gains
Columbia Acorn Fund	None	$1.25 - $1.50
Columbia Acorn International	None	None
Columbia Acorn USA	None	$2.20 - $2.45
Columbia Acorn International Select	None	$1.95 - $2.20
Columbia Acorn Select	None	$1.35 - $1.60
Columbia Thermostat Fund	None	None
Columbia Acorn Emerging Markets Fund	None	None
Columbia Acorn European Fund	None	None

Net Asset Value Per Share as of 9/30/12

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund	Columbia Acorn Emerging Markets Fund	Columbia Acorn European Fund
Class A	$30.05	$39.68	$29.80	$29.94	$25.73	$14.30	$11.13	$11.25
Class B	$27.53	$38.39	$27.40	$28.58	$23.84	$14.35	NA	NA
Class C	$27.10	$38.23	$27.10	$28.42	$23.59	$14.32	$11.05	$11.20
Class I	$31.20	$39.84	$31.11	$30.26	$26.60	NA	$11.18	$11.27
Class R	NA	$39.61	NA	NA	NA	NA	NA	NA
Class R5	NA	$39.80	NA	NA	NA	NA	NA	NA

Chattering Squirrels
Columbia Acorn International Turns 20

P. Zachary Egan	Louis J. Mendes III
Co-Portfolio Manager	Co-Portfolio Manager

On September 23, Columbia Acorn International celebrated its 20-year anniversary. The timing of the Fund's launch was auspicious: after posting a 6.9% return through December 31, 1992 (returns based on Class Z shares, the Fund's oldest share class), even as international markets were generally down, the Fund went on in its first calendar year of operation in 1993 to return over 49%, with assets under management rising from $29 million to $906 million. By all accounts, the Fund has had a successful run. As of September 30, 2012, Columbia Acorn International Class Z was ranked the best performing (1 out of 53) equity mutual fund over 20 years in the "Global ex-USA" investment area as defined by Morningstar.1 However, past performance does not guarantee future results. Today the Fund has about $6.4 billion in assets under management.

As one of the largest dedicated international small-cap funds, the Fund enjoys certain advantages. One important advantage that scale provides is the ability to maintain a large and specialized analyst team. Our current 10-person team has the necessary language and other skills, time and financial resources to ferret out investment ideas wherever they might be. In the course of the last year alone, our analysts have met with over a thousand companies and spent time on the ground in dozens of countries. Our size and research firepower also allow us to construct a broad portfolio containing lots of stocks and consequently myriad data points on industry and other developments. Combined with an investment holding period comparatively long for the industry (as reflected in the Fund's historically low portfolio turnover), our size facilitates patient analysis and thoughtful decision making. Scale also confers an ability to vote large numbers of shares of our portfolio companies in the interests of our clients, and to engage in a dialogue with portfolio companies regarding the issues that matter most to us as long-term shareholders.

An annualized 10.63% (Class A shares, without sales charge) return from Fund inception through September 30,

2012, equates to a 7.6-times multiple of investment. At the 1992 launch, the Fund used the MSCI EAFE Index as its benchmark, which was the most widely recognized international benchmark at the time. This index returned a comparatively lower 5.51% annualized gain over this same time period. While that is still nicely ahead of inflation and therefore confers a pleasing increase in purchasing power, it equates to a multiple of merely three-times an initial investment made at the Fund's launch, reflecting how, when compounded over a long period, a spread over a benchmark makes a big difference. Today the Fund uses the S&P Global Ex-U.S. Between $500M and $5B Index as its benchmark, which better captures our small-cap orientation and inclusion of emerging market stocks. This index has returned 8.24% per annum since the Fund's inception, which equates to a multiple on invested capital from Fund launch through September 30, 2012, of about 4.9 times. A $1,000 investment in Columbia Acorn International at inception would be worth about $7,600 today, but worth only about $4,900 had one obtained instead merely the benchmark return. For this reason, we at Columbia Wanger Asset Management (CWAM) are hyper attentive to how we do versus benchmarks. We track the returns on actual dollars that individual analysts generate, and have structured incentives so that analysts and portfolio managers are rewarded if shareholders enjoy returns net of fees that are meaningfully better than the benchmark return.

Consistency of process has also been a hallmark of the Fund over its 20-year history. While we have tried to learn from our mistakes and worked to improve our processes over the years, seeking to pay reasonable prices for growing businesses with better-than-average economics has remained a constant. By better-than-average economics, we mean high profits relative to the capital that must be tied up in the business in the form of assets, inventories and receivables. A good measure of the quality of a business can be its return on equity ("ROE"), defined as net income divided by accounting book value. The Fund's quality bias is reflected in the average ROEs of the companies that comprise it. The following table shows how, over the last 15 years (we couldn't get primary benchmark data going back 20 years), the weighted average ROE of the companies in the Fund has been substantially higher (61% on average) than that of companies in the benchmark. Identifying high-quality businesses, however, is not enough to generate competitive returns. It is also important to buy them at the right price. The two right-hand columns in the table below demonstrate that, while we generally have had to pay a premium to the market as measured by the price-to-earnings multiple, that premium has on average been modest (13%). Given the higher growth and quality we expect from these companies, that premium strikes us as reasonable.

September 30:		ROE Columbia Acorn International (%)	ROE benchmark (%)	P/E Columbia Acorn International (multiple)	P/E benchmark (multiple)
1998	*	22.4	12.7	33.3	25.9
1999	*	11.9	10.7	49.4	34.8
2000	*	17.1	9.4	60.0	36.8
2001	*	18.2	10.1	26.1	24.1
2002	*	15.0	7.9	19.1	21.1
2003	*	13.7	6.7	20.8	24.5
2004	*	15.7	9.9	23.9	25.0
2005	*	18.5	11.3	23.6	26.6
2006	*	18.9	12.9	24.1	25.0
2007	*	20.3	15.3	31.1	26.7
2008	**	20.9	15.9	18.6	20.1
2009	**	18.6	8.1	23.4	23.0
2010	**	16.7	9.8	28.7	24.9
2011	**	18.3	12.9	20.3	18.1
2012	**	19.9	12.0	22.9	20.3
Average over 15 years		17.7	11.0	28.4	25.1
Premium (multiple)		1.61		1.13

These are weighted average, trailing 12-month figures.

*The primary benchmark for Columbia Acorn International was the Citigroup EMI Global ex-U.S. Index ("EMI"). EMI was added as a benchmark for Columbia Acorn International on September 30, 1997.

**The primary benchmark for Columbia Acorn International was the S&P Global Ex-U.S. Between $500M and $5B Index.

We attribute much of the Fund's success over the last 20 years to generally getting the relationship between growth, quality and cost right. We did let valuations get away from us in the 1999-2000 period, which we don't intend to repeat. High ROE businesses generally have more of their earnings available to return to shareholders as dividends or share buybacks, or to reinvest in growth, as opposed to simply maintaining their asset base.

The international investment landscape is considerably changed from what it looked like in 1992. This is particularly salient when one considers Asia. While the "Asian Tiger" economies of Hong Kong, Singapore, Taiwan and Korea attracted a great deal of attention when the Fund was launched—the Fund roughly had as much weight in Asia ex-Japan as it does now—important markets today, such as China and India, were essentially not investable. Throughout emerging markets,2 the opportunity set was also comparatively narrow in 1992, and heavily skewed towards unexciting banks and construction companies. We have a lot more entrepreneurial companies from which to choose today, companies that enjoy leadership positions in profitable niche areas, and therefore conform more closely to the high quality, Acorn-style businesses discussed above. The next 20 years could very well be as volatile and exciting as the last 20 years. We will remain steadfast in our process, and seek to be able to report at that time an even better record of stewardship of your money.

1  Morningstar Percentile Rankings are based on the average annual total returns of the funds in the category for the periods stated and do not include any sales charges or redemption fees, but do include 12b-1 fees and the reinvestment of dividends and capital gains distributions. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. Rankings for each share class will vary due to different expenses. Had sales charges or redemption fees been included, total returns would be lower. Columbia Acorn International was ranked as follows. Rankings are based on funds that have an inception date of September 23, 1992, Columbia Acorn International's inception date, or older and reflect performance of the oldest share class.

As of September 30, 2012

Morningstar Category: Global ex USA	1-year	3-year	5-year	10-year	20-year
Columbia Acorn International, Class Z	20	2	1	2	1
Number of funds in category	53	53	53	53	53

  ©2012 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2  Emerging markets today represent about a quarter of the Fund's investment universe and a quarter of the stocks in the Fund. Emerging market countries include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

2012 Shareholder Information Meeting Recap

On September 19, 2012, we held our annual Shareholder Information Meeting in Chicago. Following are highlights from your portfolio managers' presentations. While they did not present at this year's meeting, the portfolio managers of Columbia Acorn Emerging Markets Fund, Columbia Acorn European Fund and Columbia Acorn Select have provided comments to include in this recap. Data used in the presentations has been updated through September 30, 2012.

Charles P. McQuaid, Chief Investment Officer and Lead Portfolio Manager, Columbia Acorn Fund and Columbia Thermostat Fund

Columbia Acorn Fund's performance fell short of its benchmark, the Russell 2500 Index, for the 1-year period ended September 30, 2012. Fund foreign stock holdings hurt performance by 0.8% during the period, as did domestic consumer discretionary holdings, which cost the Fund nearly 1.5%. Domestic industrials were about neutral for performance this year, while telecom services stocks helped.

Looking at largest positions in the Fund, industrial stocks Ametek, Donaldson and Mettler-Toledo International occupy important niches, and all have shown excellent profitability and continue to do well fundamentally. Premium active apparel retailer lululemon athletica has generally been strong but on a roller coaster ride over the last year. It was a standout on the negative side in the second quarter, then a top contributor in the third. Due to valuation concerns and our desire to control risk, we sold about 40% of the Fund's position in lululemon athletica over the last year.

The communications tower industry is a prime example of our "downstream from technology" theme. Technology is a tough sector with lots of competition and fast product cycles. Think of cell phones. First Motorola dominated the industry, then Nokia, then Blackberry-RIM, and now Apple and Samsung. Instead of investing in these companies, we've invested downstream. Most recently, we've focused on communications towers companies, which are often local monopolies because zoning keeps out additional towers. Big wireless companies are leasing additional tower space for antennas as consumers demand more data. Crown Castle International was on the Fund's top-10 list last year and SBA Communications has joined the list this year. Due to size and valuation, we trimmed about a quarter of the Fund's Crown Castle position over the last year but we thought SBA Communications had more upside so we added to it.

Looking at weightings by industry, the Fund continues to have its largest overweight in industrials, where we've found stocks representing what we think are good businesses at reasonable valuations. Furthermore, we've added a new theme that we call, "The Resurgence of American Manufacturing." Manufacturing unit labor costs have remained steady in the United States for a few decades, while unit labor costs are rising rapidly in many developing countries. In addition, natural gas prices are much cheaper in the United States than in most of the industrialized world, and that reduces costs for many manufacturers. We've seen examples of companies moving manufacturing to the United States, and with that manufacturing comes demand for equipment and components.

Though down from last year, Columbia Acorn Fund's next largest overweight is in consumer discretionary. While we still believe in the affordable luxury of American brands, economic problems overseas have slowed progress in several countries and some of the stocks are down as a result. We also felt that some stocks in this sector were getting expensive, so we trimmed.

The largest underweight continues to be in financials, due largely to the Fund having relatively little exposure to Real Estate Investment Trusts (REITs). REIT growth has generally been slower than other industries, and we don't think many of the stocks are cheap. We did make some purchases of insurance stocks because we believed valuations were reasonable and the insurance cycle was turning positive, but returns on capital are generally uninspiring.

Turning our attention to Columbia Thermostat Fund, we celebrated the Fund's 10-year anniversary in September. From inception through the end of September, the Fund's Class A share performance, without sales charge, was in line with its equity benchmark, despite having lower volatility, and beat its debt benchmark.

A decade ago, firm and Fund founder Ralph Wanger noted that, historically, there have been two long-term market phases: one he called "exponential growth," where stocks generally rise for many years, and the other he called "sine wave," where stocks are stuck in a trading range. These sine wave phases had lasted as long as 25 years. Ralph designed Columbia Thermostat Fund for a sine wave market cycle, and that is indeed what we've experienced since the Fund's inception.

Columbia Thermostat Fund buys stock funds when the market drops and sells them when the market goes up. Except for a little cash, the dollars come from, or go to, the bond funds. Thermostat's percentage of stocks has faithfully moved in the opposite direction of the market. Buying low and selling high has been effective so far in this sine wave market.

Robert A. Mohn, Director of Domestic Research, Lead Portfolio Manager, Columbia Acorn USA and Co-portfolio Manager, Columbia Acorn Fund

Columbia Acorn USA fell short of its small-cap benchmark, the Russell 2000 Index, for the one-year period ended September 30, 2012. Most of that shortfall occurred as the market surged during the fourth quarter of last year and the Fund failed to keep up. In 2012, Columbia Acorn USA's relative performance began to bounce back, and the Fund led its benchmark year-to-date through the end of September.

The Fund's best-performing sectors over the past 12 months were telecommunications and industrials. In telecom, the Fund benefitted from a heavy weight in cellular tower stocks and companies providing fiber optic connections to businesses. In industrials, the Fund had strong performers ranging from companies that manufacture dispensing systems for adhesives to companies that sell commercial lighting fixtures. The poorest-performing sectors over the past 12 months were: retailers, where too many of the Fund's larger holdings announced disappointing same-store sales results; financials, hurt by a group of our smaller, regional banks whose margins are getting squeezed by the Fed's zero interest rate policy; and health care equipment, with companies suffering from crimped capital expenditure budgets at hospitals.

I want to discuss two aspects of our research process: our team approach and our theme approach. Our domestic research team is made up of 15 analysts organized along industry lines, each with a specialized area of expertise. What is rather unique to us is how deeply the team is involved in directly managing our flagship Columbia Acorn Fund. We think of Columbia Acorn Fund as being divided into smaller industry sector funds, each managed by one of our analysts. We internally track the performance of each analyst's sector funds and tie his or her compensation to the return the analyst achieves relative to an industry-specific benchmark. Furthermore, roughly half of our analysts are able to directly input trades for the Fund. This is why we often refer to our investment management style as a team approach. Less seasoned analysts are required to run their trading ideas by the portfolio managers, who are also responsible for industry weighting decisions and risk management.

Next, I want to elaborate on our theme approach to investing by discussing three of our current investment themes.

Orphan Drugs/Breakthrough Therapies

Our biotech analyst, Rich Watson, has concentrated his biotech holdings in a group of companies developing what are called orphan drugs. These drugs treat life-threatening diseases that only affect a small number of patients.

Why are we focused on orphans? First, they have an easier regulatory pathway through the U.S. Food and Drug Administration (FDA). Given their tiny patient populations, the FDA acknowledges that large trials are not feasible for orphan drugs and, since they treat extremely severe and unmet medical needs, the FDA is more tolerant of any side effects identified during the trial process. Second, orphan drugs have superior pricing power. Though orphan drugs are often quite expensive on an individual dosage basis, any one payor typically insures only a handful of patients with a given orphan disease so the cost is relatively small. Finally, orphan drugs have stronger patent protection, less risk of generic competition and stickier market share than traditional pharmaceuticals.

The Cloud

Traditionally, computers have operated in an on-site environment, where programs, databases and storage capacity are physically located on your site. Cloud computing takes that stuff and centralizes it, usually on a large cluster of off-site servers, where you can access your applications and computing power through the internet. The Cloud offers many benefits to computer users: it's cheaper, it's more scalable, more flexible and allows users to access huge amounts of computing power on an as-needed, pay-as-you-go basis.

Our software analyst, John Emerson, has built up investments in companies that own and manage the data centers that house the Cloud infrastructure, as well as in software companies that deliver their applications via the Cloud. These are called "software as a service" companies. Software delivered over the Cloud doesn't require on-site installation, which significantly reduces set-up costs. The time and effort required for ongoing management and maintenance of the software is also reduced, allowing companies to cut expenses and slim down their internal technology departments. Despite the obvious advantages, at the end of 2011 spending on software as a service was estimated to comprise less than 11% of the total software application market. We believe this powerful theme has a long way to go.

The Clean Theme

We began investing in our "clean theme" over 10 years ago, when our industrials analyst, Rob Chalupnik, recognized increasing global demand for cleaner inputs. These could be inputs for people, such as the air that we breathe or the water that we drink, as well as inputs for manufactured products and systems, such as engine air intakes or pharmaceutical reagents. Governmental regulation reinforces this theme, as regulatory mandates for a cleaner environment, safer food and more stringent quality control increase.

Most of our clean theme investments are in the filtration business, which has many appealing qualities. For example, a good portion of profits of these companies come from sales of replacement filters, which need to be replaced on a regular basis, in good times and in bad. Filtration companies also tend to have admirable pricing power. Another clean theme play is product inspection companies that inspect food items for contamination or test manufactured products for quality specifications.

Lead Portfolio Manager Ben Andrews and Co-portfolio Manager Robert A. Chalupnik, Columbia Acorn Select

Though we did not present at this year's Shareholder Information Meeting, we did attend and listened to what shareholders had to say. Many were concerned about U.S. deficit spending and whether it will cause high inflation in the future. The value of the dollar and the future for interest rates were also concerns.

While we consider these broader, economic problems, they reflect top-down issues that are difficult to decipher and predict. At CWAM, our analysts are what Chuck McQuaid likes to call "stock nuts." Stock nuts enjoy and get excited about analyzing and investing in companies. This is defined as bottom-up investing, an investment approach that de-emphasizes the significance of economic and market cycles and focuses on the analysis of individual stocks. As bottom-up investors, we focus our attention on a specific company rather than on the industry in which that company operates or on the economy as a whole. The bottom-up approach assumes that fundamentally strong companies can do well even in an industry that is struggling. This is the opposite of top-down investing. Top-down investing looks at the "big picture" in the economy and financial world and then breaks those components down into finer details. The top-down approach can be useful in determining the most promising sectors in a given market, but we have found that with top-down analysis, the bigger the picture you're trying to analyze, the more complicated it gets. Interest rates or inflation trends are huge, dynamic problems that are extremely difficult to predict with any sort of accuracy.

But investors are right to question the impact big-picture problems may have on their investment in the Funds. Long-term deficit spending has made the economic equation much more complicated now than in years past. Consider the U.S. Federal Reserve's quantitative easing programs. The Fed has bought $3 trillion of U.S. treasuries and mortgages, which amounts to more than 20% of the United States' debt obligations.1 What could be the repercussions of this move? Most would think that such excess government borrowing and market manipulation will raise interest rates and inflation. But if we look at Japan, which has arguably been in one of these balance sheet recessions2 for many years now, there is little evidence of inflation. Japan's government debt is more than two-times its GDP, and they are experiencing more of a deflationary spiral. In the United States, the inflationary path seems more likely, though deflationary signs are present as well. It's also possible the United States won't experience either of these if solid growth of 3%-plus per year can be restored to the economy.

If the United States experiences inflation, precious metals, farmland, timberland, some real estate, and solid growth stocks may hold up in that environment. If the United States experiences deflation, cash, debt instruments (if the borrowers remain solvent), foreign investments in more stable markets and solid growth stocks, especially ones that pay a dividend (the stock's valuation multiple will contract, but it should rebound over time), could perform okay. Common to both of these scenarios is solid growth stocks, which is what CWAM analysts look for as bottom-up investors.

P. Zachary Egan, Director of International Research, Co-portfolio Manager, Columbia Acorn International and Columbia Acorn Emerging Markets Fund

September 23, 2012, marked the 20th anniversary of the launch of Columbia Acorn International. It is hard to exaggerate how much has changed in international politics and economics over the last 20 years. Curious about what the Fund looked like in the early days, I pulled some of the early annual reports and ran some performance comparisons. I discovered the following:

•  Many of the companies that were held at Fund inception, particularly in Europe, are no longer publicly traded. Many were either acquired or merged. Some are now large-cap companies.

•  The best performing stock in the Fund's history has been UK energy company Tullow Oil, up 20-times. We bought it almost 11 years ago and still hold it today.

•  The worst performing stock was Fu Ji Food and Catering Services, a Chinese outsourced office canteen operator that ended in an accounting scandal and was a complete loss.

•  And, while we hate losing money, the disparate outcomes of these two investments highlights one of the attractions of investing in growth companies: you can make 20-times your money, but only lose 1-time your money.

•  Japan was the worst performing market over the Fund's history. At the outset of the Fund, Japan was massively over-valued and then suffered an unwinding of a property bubble.

•  Scandinavian markets, which are mature economies with aging populations, were the best-performing markets for the Fund, underscoring that high GDP growth is less correlated with stock market returns than one might expect, though these markets had suffered through a banking crisis in the early '90s.

While doing my research, I was most struck by Ralph Wanger's commentary in the Fund's 1993 annual report. Investment commentary seldom holds up for even a few years, let alone 19, and it makes his words particularly noteworthy:

"Amazing things have been happening in the world. Over only a five-year time period, a majority of the world's population has gone from some form of socialism or state control toward free markets."

While that was not news to anybody at the time, succinctly identifying the single thing that will matter most to investors over a long period of time is not easy to do. When I consider how our Fund is positioned today, at a high level, it is this very same political/economic transformation, with origins in the late '80s and early '90s, that grounds many of the investment themes and ideas in the Fund.

This transformation is behind the integration of China, Central and Eastern Europe, and, to a lesser extent, India into the global production system. China's subsequent demand for resources brought a three-decade bear market in commodities to an end, which had huge repercussions for resource-based economies in Latin America and elsewhere. In India, after the dissolution of the Soviet Union took the shine off that economic model, economic liberalization, which started in 1992, removed constraints behind the 3% "Hindu rate of growth," in what used to be a highly insular economy. Finally, across much of Asia, this transformation ultimately drove a marked increase in disposable incomes, resulting in the emergence of an entire continent of new consumers hungry for Western brands.

From a 40,000 foot view, this geopolitical change is still one of the biggest engines of growth in the global economy. Much of the Fund's investments ultimately tie to the movement of goods, capital, labor or ideas between high-income societies in the West and Japan on the one hand, and low cost, industrializing, urbanizing societies on the other. The uneven development of capitalism and free markets in the 20th century resulted in highly dissimilar levels of productivity and, with it, wages and living standards. As firms now invest to take advantage of these dissimilarities, they grow, as do the economies in which they operate, which makes everybody on average richer.

This gradual convergence in productivity levels between "the West" and the rest, referred to as the "Great Convergence" by Financial Times journalist Martin Wolf, is making emerging societies richer. But the magnitude of these changes is not always fully appreciated. This change has expanded the ranks of consumers to whom packaged foods, leisure activities and luxury goods are affordable.

Another group of clear beneficiaries, however, are Western industrial companies that are facilitating the convergence by supplying sophisticated factory automation to Asian producers or complex logistics systems that tie producers into global supply chains. These companies control innovative products and processes not easily replicated by the Chinese and Indians. Western companies have an advantage in the form of a highly educated workforce, but also in the form of high production, and high environmental and safety standards that are eventually sought by emerging market customers. Industrial companies represent about a quarter of the Fund's assets, and many of them—largely from Europe and Japan—fit into this bucket.

In short, the big geopolitical change, which Ralph emphasized almost 20 years ago, arguably remains the most important feature of our investment landscape, and it's likely that capital will continue to flow into developing regions, driving productivity convergence with already industrialized economies, and generating a lot of opportunity for investors along the way.

Christopher J. Olson, Lead Portfolio Manager, Columbia Acorn International Select

Columbia Acorn International Select performance for the one-year period through September 30, 2012, more than doubled that of its benchmark, the S&P Developed Ex-U.S. Between $2B and $10B. Though up only slightly, the Fund's positive gain for the five-year period also outpaced the benchmark. The past one- and five-year periods have been characterized by a tremendous amount of volatility and economic uncertainty and I do not expect these influences to diminish in the near future.

With volatility expected to continue, you may wonder what is in store for the Fund. We closely consider the risks we are taking in the Fund's individual investments and in the portfolio as a whole. We believe that holding a portfolio of carefully researched and considered stocks should give the Fund good returns with a reasonable risk profile. It is important to manage that risk/reward balance over time to determine how long to hold a given stock.

Given the concentrated nature of the Fund, it is also important to carefully consider the larger risks that may be inherent in the portfolio, such as economic, political, country, industry, balance sheet and beta risks. While an investment may make sense on an individual level, the portfolio as a whole can take on different risk characteristics as a result of one investment.

In recent years, I've taken the view that there is much more risk inherent in the global financial system than the market believes. As a result, I've had a bias toward companies with high cash flow and dividend yields, visible earnings streams, solid and less complicated balance sheets, and businesses with good competitive positions. At the same time, I've also had a bias for regions with stronger government finances, less public debt and healthier banking systems.

The Fund's top 10 holdings reflect these themes. Taiwanese mobile telecom operators, Far EasTone and Taiwan Mobile are benefiting from the strong move to smartphones and the increasing data usage that accompanies such a transition. The mobile telecom market in Taiwan has only a few significant players, limiting competition. These are also cash-rich businesses with little debt. When purchased for the Fund in the second half of 2011, these stocks yielded about 6% to 7% and currently yield in the 5% to 6% range. From a bottom-up perspective, these are attractive investments. From a macro perspective, they are located in an attractive environment. While Taiwan is susceptible to a slowdown in exports, its government is constitutionally limited to 40% government debt as a percent of GDP, the political situation looks stable for now, and the financial system is well regulated and relatively strong, after Taiwan learned its lesson during the Asian Crisis of the 1990s.

Another area represented in the Fund's largest holdings is Singapore REITs as highlighted by investments in Ascendas REIT, which was first added to the portfolio in May 2009, and Mapletree Industrial Trust, which was added in May of 2011. When bought, these stocks had dividend yields over 7% and are still currently around 6%, which, in a low interest rate world, is remarkable. And, they aren't the most risky businesses. During the 2008 financial crisis, occupancy rates for properties held by the REITs barely went down and the REITs were easily able to fund their debt when the markets were closed to many other participants. Singapore has a very pro-business environment with low tax rates, minimal regulations, a budget surplus, no net government debt, and a well-run banking system. It is no wonder that multinational companies are increasingly moving there, driving strong demand for property.

If we step back and look at the overall portfolio, where are the major risks to performance? The main one is possibly its more defensive nature. If real and/or nominal economic growth takes off and the markets rally, there is a risk that the Fund will lag its benchmark and competition. However, looking around the world, most data shows poor economic trends. I believe that we are unlikely to see a strong increase in growth. In fact, in many cases, the trends are worsening.

Central bank intervention could fuel a recovery and dampen the Fund's relative performance. At any sign of weakness over the past four years, central banks have stepped in to print money in an attempt to restart the financial markets and economies. In order to hedge fiscal policy risks to Fund performance, I greatly increased the Fund's weight in gold and silver mining stocks. These companies had languished for quite some time and had been trading at multiples far below historical averages. We found a number of companies that made sense to invest in from the bottom up even if precious metal prices didn't rise. Goldcorp and Fresnillo, which show up in the top 10 holdings, are two of those.

Lead Portfolio Managers Fritz Kaegi and Stephen Kusmierczak, Co-portfolio Managers P. Zachary Egan and Louis J. Mendes, Columbia Acorn Emerging Markets Fund

A year ago, we described our investment process. With Columbia Acorn Emerging Markets Fund now over a year old, let's review its current positioning.

We have a team of 10 international analysts, each with a regional or sector coverage area. The analyst drives stock selection in the coverage area. We evaluate each analyst's performance by comparing the returns of the stocks selected versus the performance of all the stocks in his or her coverage area. Six of these analysts are also portfolio managers of a Columbia Acorn Fund.

Analysts' bottom-up stock selection drives the Fund's sector and regional weights—portfolio managers do not make a top-down sector or region tilt. The portfolio managers do track whether the Fund is leaning in one direction, or unintentionally making repeated bets on the same factor. We work together to appropriately size positions and triage ideas, generally (but not always) aiming for a minimum position size of 1% of the Fund for each holding.

The Fund's key tilt is toward consumer discretionary, with a sizable underweight in financials. Since September 2011, consumer discretionary has increased from 21% of the Fund to 30% as of September 30, 2012, while the benchmark weight has remained at about 15%. The Fund's consumer discretionary holdings are mostly retailers, casino operators and media stocks. In emerging markets, these companies can benefit from powerful competitive advantages, attractive incremental economics and growth drivers that are largely local, rather than global.

Growth is particularly important in valuing these companies, so they tend to trade at higher earnings multiples. In 2012, our holdings performed well but most are trading at higher earnings multiples than a year ago. These valuations get close scrutiny from us; we are spending a lot of time tracking growth trends, sustainable growth rates and competitive conditions to make sure prices do not get ahead of reasonable expectations for growth.

In financials, the Fund's underweight relative to the benchmark is up from 9% last year to 13% at September 30, 2012. We are not making a top-down call on financials. Rather, our analysts individually see businesses—mostly banks—with little sustainable competitive advantage and transparency, and with much risk. Note that three financials (Rand Merchant Insurance, Coronation Fund Managers, and Halyk Savings Bank of Kazakhstan) are in our top 10 holdings because we like their competitive advantages. The Fund's financial holdings delivered a 37% return for the one-year period ended September 30, 2012, while financials in the benchmark rose 24% (against a rise in the benchmark itself of 18.53%). This demonstrates why we don't want top-down calls by portfolio managers to override our analysts' bottom-up assessments.

In regional terms, the Fund is 7% overweight in Southeast Asia and 10% underweight in Latin America.3 We like the local demand drivers and macro fundamentals in Southeast Asia, but our holdings' management teams and powerful business models were decisive to our positioning. In the case of Latin America, the Fund's underweight does not result from a negative opinion on the region. We do have three analysts that look closely at the area; we just haven't found enough good companies selling at attractive valuations in that region.

Lead Portfolio Manager Andreas Waldburg-Wolfegg and Co-portfolio Manager Stephen Kusmierczak, Columbia Acorn European Fund

We noted last year that launching the new Columbia Acorn European Fund in the middle of the ongoing European economic crisis seemed an odd proposition, yet we also maintained that there were good opportunities for stock picking in the region. We are pleased to report that Columbia Acorn European Fund outperformed its benchmark, the S&P Europe Between $500M and $5B Index, by 147 basis points over the last 12 months, gaining 20.68% (Class A shares, without sales charge) versus the benchmark's 19.21% increase. Since inception on August 19, 2011, the Fund was up 12.04% against a benchmark gain of 9.09%. Despite an environment of substantial macroeconomic uncertainty, this performance has been achieved by focusing on companies and their businesses, not by trying to out-guess the political and economic strategists on the likelihood of a Greek exit from the Eurozone.

The European investment team, like the larger international team at CWAM of which it is a part, is mostly composed of generalist investors. This means that CWAM's international analyst responsibilities are largely apportioned by geography. We are not committed or required to maintain the same sector or country weights as our benchmark and instead construct the portfolio stock by stock, from the bottom up. Our decision to invest in a certain company and determining its proper weighting in the portfolio are the result of fundamental analysis. We believe we can gain an edge by organizing and analyzing information about small companies, rather than trying to decipher the intricacies of Europe's complex and diversified economy.

The result of this stock-picking strategy is a European portfolio that is overweight companies listed in France and Germany. We admittedly do not know what policies the new Hollande government will implement in France, yet our two largest holdings in the Fund are French-listed companies incorporated in the Netherlands and in Luxembourg. Gemalto is a leader in smart chip technology used in pin-chip credit cards and mobile phone electronic payments, while Eurofins Scientific is a supplier of food, pharmaceuticals and materials testing services. If we had steered the portfolio based on a perceived negative election result in France, we would have missed the over 85% return in our two biggest names. Instead, our analyst determined that these companies should benefit from trends that are easier to identify and measure, such as the growth in electronic payments and the increasing focus on food and product safety. Similarly, our fifth largest holding, Wirecard, is a provider of online payment processing and risk management. Our investment is not intended as a bet on German GDP growth. Rather, our analyst believes that Wirecard should be a major beneficiary of the growth in e-commerce. The stock gained over 50% in the 12 months ended September 30, 2012.

While the macroeconomic situation is still highly uncertain, we continue to believe that there are great opportunities to invest in European companies by following CWAM's careful and disciplined investment approach.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Chattering Squirrels" are those of the authors and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

1  Additional data available on the Federal Reserve Bank of St. Louis website at http://research.stlouisfed.org/publications/usfd/20121005/usfd.pdf.

2  Koo, Richard C., The Holy Grail of Macroeconomics: Lessons from Japan's Great Recession, (Singapore, John Wiley & Sons (Asia) Pte. Ltd., 2008).

3  Country weights can be found on Pages 86 and 87.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn
Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/12

lululemon athletica	1.9%
FMC Technologies	1.4%
Ansys	1.1%
Informatica	1.0%
Cepheid	1.0%
IPG Photonics	0.9%
Hexagon	0.7%
ARIAD Pharmaceuticals	0.5%
Atwood Oceanics	0.5%
ShawCor	0.4%
Atmel	0.3%
Rosetta Resources	0.3%
Quality Systems	0.2%
Kenexa	0.2%
InterMune	0.1%

Columbia Acorn Fund rose 4.74% (Class A shares, without sales charge) in the third quarter of 2012, somewhat less than the 5.57% gain of the Russell 2500 Index, its primary benchmark. As shown on Page 4, the Fund edged out the Lipper Mid-Cap Growth Index but rose less than the large-cap S&P 500 Index during this period.

Energy stocks were strong in the quarter. Oil service company FMC Technologies rose 18% on stronger demand, pricing and margins for its subsea production systems. Offshore driller Atwood Oceanics and Canada-based oil and gas pipeline products manufacturer ShawCor each gained 20%. Atwood booked contracts at higher rates while ShawCor put itself up for sale. Oil and gas exploration company Rosetta Resources jumped 31% on rising production and improved prices for natural gas liquids from its Eagle Ford shale wells in South Texas.

Technology stocks were mixed during the quarter. Winners included fiber laser producer IPG Photonics and engineering software company Ansys, up 31% and 16%, respectively, on better than expected earnings. Workforce management software provider Kenexa jumped 57% as it agreed to be purchased by IBM; this was the Fund's eleventh takeover announced in 2012. On the downside, data integration software company Informatica fell 18% on disappointing earnings, and semiconductor producer Atmel dropped 21% on a loss of market share.

Health care stocks generally lagged in the third quarter. Cepheid, a producer of molecular diagnostic instruments and supplies, had disappointing orders and then a manufacturing problem, and fell 23% during the quarter. Health care information systems provider Quality Systems dropped 32% on a delay in orders pending the release of updated government standards. InterMune's stock was down 25% on a disappointing rollout of the drug manufacturer's pulmonary fibrosis drug in Europe. On the plus side, ARIAD Pharmaceuticals surged 41% on promising data from a study of its lung cancer drug.

Premium active apparel retailer lululemon athletica remained volatile, but in a good way this quarter. The stock was up 24% and was the Fund's largest dollar winner. Net sales increased 33%, driven by 15% same-store sales gains, additional stores, and e-commerce sales, which were up 91% from the prior year. Earnings guidance was boosted somewhat.

After several quarters of relative weakness, Columbia Acorn Fund's international stocks outperformed, rising 11.25%* in the quarter. Swedish measurement equipment and software provider Hexagon rose 25% on nice organic growth and improving margins. A handful of small Canada-listed energy stocks jumped over 30% on higher oil prices, while ShawCor, mentioned above, gained 20%. Columbia Acorn Fund's international stocks accounted for 8.7% of the Fund's assets at quarter end, up from 8.3% at the beginning of the quarter.

While the economic outlook remains uncertain, we are happy with the fundamental progress achieved by many of the portfolio holdings. This quarter's "Chattering Squirrels" section mentions several companies and themes that shareholders should find interesting.

*These returns are not comparable to mutual fund returns, as they are gross of fees and other expenses and do not portray the cash effects incurred by actual mutual funds. Columbia Acorn Fund's foreign stockholdings were not purchased as a balanced, stand-alone portfolio.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Fund

At a Glance (Class A Shares - LACAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 10/16/00)

through September 30, 2012

		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	14.28 7.72%	26.44 19.16%	2.41 1.20%	11.72 11.07%
Returns after taxes on distributions	NAV POP	14.06 7.52	25.60 18.36	1.87 0.67	11.12 10.47
Returns after taxes on distributions and sale of fund shares	NAV POP	9.54 5.26	18.14 13.35	2.00 0.96	10.42 9.81
Russell 2500 Index** (pretax)		14.33	30.93	2.80	10.86

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.11%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 9/30/12

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 9/30/12

1.	Ametek Aerospace/Industrial Instruments	2.0%
2.	lululemon athletica Premium Active Apparel Retailer	1.9%
3.	Donaldson Industrial Air Filtration	1.7%
4.	Crown Castle International Communications Towers	1.6%
5.	Mettler-Toledo International Laboratory Equipment	1.6%
6.	tw telecom Fiber Optic Telephone/Data Services	1.4%
7.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.4%
8.	SBA Communications Communications Towers	1.2%
9.	Amphenol Electronic Connectors	1.1%
10.	Ansys Simulation Software for Engineers & Designers	1.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class A)

June 10, 1970 (Fund inception) through September 30, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

The returns shown for periods prior to the inception date of the Fund's Class A shares are calculated from the inception date of the Fund and append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Total Net Assets of the Fund: $17.5 billion

*  A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III
Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/12

Nagacorp	0.5%
Tahoe Resources	0.5%
Mongolian Mining	0.5%
United Breweries	0.4%
New Oriental Education & Technology	0.3%
Zhaojin Mining Industry	0.3%
Sintokogi	0.2%
PureCircle	0.2%
Torishima Pump Manufacturing	0.1%

Columbia Acorn International returned 7.21% (Class A shares, without sales charge) in the third quarter of 2012, 38 basis points behind its primary benchmark, the S&P Global Ex-U.S. between $500M and $5B Index. Year to date, the Fund's total return of 16.39% is 361 basis points ahead of its benchmark. International small-cap stocks have outperformed larger cap stocks so far this year, with the large-cap developed market MSCI EAFE Index rising 10.08% year to date.

Concerns regarding a global economic slowdown and credit crises in Europe and the United States have cast a net of nervousness over most equity markets globally. Grim sentiment on the macroeconomic picture persisted in the third quarter, as did the outlook for interest rates, already at historical lows. A slow-growth, low interest rate environment is challenging for investors, whether value-focused or searching for growth. Normally defensive, high dividend-paying, steady cash generators, such as real estate investment trusts, have been among the best performers, as investors have apparently settled in for what they expect to be a long period of bad economic news. With growth a scarce phenomenon in the world, emerging market consumer stocks were buoyant, as investors pushed into some of the only growth around, sometimes regardless of price. Cambodian-based gaming company Nagacorp rose 29% and India's leading brewer, United Breweries, was up 27%. Meanwhile most industrial and financial stocks have continued to struggle. Within the Fund, Japanese cyclical industrial companies led the quarter's decline with Sintokogi off 31%, Torishima Pump Manufacturing down 28%, and Shimadzu falling 18% on the back of weak quarterly earnings reports and concerns about overall global economic growth. We sold the Fund's position in Shimadzu.

The Fund's top percentage gains came from PureCircle, a small London-listed company involved in the refining and marketing of stevia, a zero calorie, all-natural alternative to sugar. This is a risky company and a commensurately small position in the Fund. While there is considerable uncertainty about how stevia might ultimately be used, the product has won regulatory approvals in the United States and Europe, and more general adoption by food and beverage companies could eventually drive large volumes. Concerns over accounting treatment of U.S.-listed Chinese companies with complicated "variable interest equity structures" sent Chinese education service provider New Oriental Education & Technology down over 30%.

Gold and gold miners were up on concerns that money printing would eventually cause inflation. Guatemalan gold and silver miner Tahoe Resources, for example, rose 47% and China-based gold miner Zhaojin ("find gold" in Chinese) Mining Industry increased over 34% on a U.S. dollar gold bullion price, which was up almost 11% in the quarter. Not all commodity companies performed well in the quarter, especially those with disappointing execution and stretched balance sheets. Petropavlovsk fell 20% as disappointing cash flows caused concerns that the company would need to raise new capital. We sold this position in the quarter. Mongolian coking coal miner Mongolian Mining was down 20% on anxiety over slowing Chinese demand for coking coal as steel output slowed.

Markets have a lot of news to process in the fourth quarter. The United States will have an important election, and China will undergo a change of government. Europe will continue to negotiate a delicate balance between sustainable public finances and economic security demanded by its citizens on the one hand, and between the sovereignty of individual EU member states and the necessity of effective governance required by a single currency, on the other. Equity prices are highly sensitive to discount rates, which themselves are now strongly influenced by monetary policy interventions, and therefore difficult to forecast. All of this suggests that continued high volatility is likely.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International

At a Glance (Class A Shares - LAIAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 10/16/00)

through September 30, 2012

		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	16.39 9.70%	18.61 11.80%	-0.67 -1.84%	13.95 13.28%
Returns after taxes on distributions	NAV POP	16.32 9.64	18.69 11.88	-1.13 -2.29	13.46 12.79
Returns after taxes on distributions and sale of fund shares	NAV POP	10.65 6.30	12.23 7.80	-0.61 -1.59	12.60 11.97
S&P Global Ex-US Between $500M and $5B Index** (pretax)		12.78	13.63	-1.68	13.77

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.35%.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 9/30/12

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 9/30/12

1.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	1.4%
2.	Melco Crown Entertainment - ADR (Hong Kong) Macau Casino Operator	1.4%
3.	Hexagon (Sweden) Measurement Equipment	1.3%
4.	Eurofins Scientific (France) Food, Pharmaceuticals and Materials Screening and Testing	1.2%
5.	Naspers (South Africa) Media in Africa and other Emerging Markets	1.1%
6.	Gemalto (France) Digital Security Solutions	1.0%
7.	Localiza Rent A Car (Brazil) Car Rental	1.0%
8.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.0%
9.	Seven Bank (Japan) ATM Processing Services	1.0%
10.	Taiwan Mobile (Taiwan) Taiwan's Second Largest Mobile Operator	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class A)

September 23, 1992 (Fund inception) through September 30, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

The returns shown for periods prior to the inception date of the Fund's Class A shares are calculated from the inception date of the Fund and append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Total Net Assets of the Fund: $6.4 billion

Columbia Acorn USA

In a Nutshell

Robert A. Mohn
Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/12

lululemon athletica	2.6%
Atwood Oceanics	2.1%
Informatica	2.0%
IPG Photonics	1.9%
Cepheid	1.3%
Acuity Brands	0.9%
Ixia	0.8%
Textainer Group Holdings	0.7%
Atmel	0.6%
Akorn	0.5%

Columbia Acorn USA ended the third quarter of 2012 up 4.49% (Class A shares, without sales charge), underperforming the 5.25% gain of its primary benchmark, the Russell 2000 Index. Relative to the benchmark, industrial stocks were the largest positive contributors for the quarter, while financial and materials stocks detracted most from performance.

On the upside, premium active apparel retailer lululemon athletica bounced back from last quarter's drop, gaining 24% after announcing revenue growth up over 30% versus the prior year. IPG Photonics, a manufacturer of fiber lasers, rose 31% in the quarter following the release of better-than-expected earnings. Interestingly, the company enjoyed a 26% growth in sales from its business in Asia, a region that has been the focus of growing economic concern.

Offshore drilling contractor Atwood Oceanics rose 20% in the quarter. Rental rates rose for Atwood's ultra-deep-water oil drilling rigs, alleviating concerns that weak oil prices might force the company to rein in rates. Acuity Brands, a provider of commercial lighting fixtures, rose 25% in the quarter as the company continued to gain market share. Ixia, a provider of telecommunication network test equipment, gained 34% after announcing better-than-expected quarterly results driven by strength in LTE (Long Term Evolution) and Wi-Fi products, as well as optimism regarding two promising acquisitions.

On the downside, Informatica, a developer of enterprise data integration software, pre-announced a revenue drop that was primarily caused by weakness in the company's European division. Its stock fell 18% on the news. Cepheid, a producer of molecular diagnostic instruments and supplies, saw its orders decline and had a manufacturing problem. Its stock fell 23% during the quarter.

Still reeling from the loss of a large contract for its touchscreen microcontrollers, semiconductor manufacturer Atmel fell 21% in the quarter. Textainer Group Holdings, an international freight container leasor, fell 16% following a secondary offering of shares. Akorn, a provider of specialty generic drugs, was also off 16% in the quarter as its stock price pulled back following a period of strong growth.

Think for a moment about all the economic disappointments plaguing our country: the weak recovery from the Great Recession, elevated unemployment, housing prices wallowing well below peak values, the economic woes facing our major trading partners in Europe and Asia. Then reflect on this fact: on September 14, 2012, Columbia Acorn USA closed at $32.40, its all-time record high price. We believe the resiliency of U.S. small-cap companies can be remarkable.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn USA

At a Glance (Class A Shares - LAUAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 10/16/00)

through September 30, 2012

		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	15.09 8.48%	28.79 21.40%	2.07 0.87%	10.57 9.92%
Returns after taxes on distributions	NAV POP	15.06 8.45	28.63 21.25	1.78 0.58	10.27 9.62
Returns after taxes on distributions and sale of fund shares	NAV POP	9.85 5.55	18.89 14.08	1.73 0.70	9.43 8.82
Russell 2000 Index**(pretax)		14.23	31.91	2.21	10.17

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.33%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 9/30/12

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 9/30/12

1.	Ametek Aerospace/Industrial Instruments	2.8%
2.	Nordson Dispensing Systems for Adhesives & Coatings	2.7%
3.	lululemon athletica Premium Active Apparel Retailer	2.6%
4.	tw telecom Fiber Optic Telephone/Data Services	2.4%
5.	Micros Systems Information Systems for Restaurants & Hotels	2.1%
6.	Ryman Hospitality Properties Convention Hotels	2.1%
7.	Atwood Oceanics Offshore Drilling Contractor	2.1%
8.	Bally Technologies Slot Machines & Software	2.0%
9.	ESCO Technologies Automatic Electric Meter Readers	2.0%
10.	Informatica Enterprise Data Integration Software	2.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class A)

September 4, 1996 (Fund inception) through September 30, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

The returns shown for periods prior to the inception date of the Fund's Class A shares are calculated from the inception date of the Fund and append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Total Net Assets of the Fund: $1.5 billion

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/12

Ascendas REIT	6.3%
Mapletree Industrial Trust	5.8%
Fresnillo	5.5%
Goldcorp	5.2%
Seven Bank	4.3%
Rand Merchant Insurance	3.1%
UGL	2.8%
Archipelago Resources	2.7%
Mapletree Logistics Trust	2.5%
Tahoe Resources	2.0%
IAG	1.8%
Zhaojin Mining Industry	1.3%
Marel	1.1%
Santa Maria Petroleum	0.1%

Columbia Acorn International Select ended the third quarter of 2012 up 12.47% (Class A shares, without sales charge), well ahead of the 7.13% gain of its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. Global economic growth remains weak and many indicators point to a deteriorating situation. In response, governments have continued to rely on massive fiscal deficits and extremely loose monetary policies, which, ironically, helped contribute to the economic problems in the first place. Will this time be any different?

The Fund enjoyed strong performance from its holdings in the materials and financials sectors during the quarter. The Fund is overweight relative to the benchmark in both sectors, and exposure within these areas is geared to stocks that may do well in an environment characterized by continued monetary stimulus. Within the materials sector, the Fund's exposure is mainly to gold and silver miners, which rallied significantly on the back of further European bailout measures and the U.S. Federal Reserve's move to a policy of quantitative easing. Fresnillo, a silver and gold miner in Mexico, gained 32% in the quarter. Goldcorp, a Canadian gold mining company, rose 23%. Archipelago Resources, an Indonesian gold miner operating throughout Asia, gained 21%. Tahoe Resources, a Guatemalan silver miner, rose 51%. Finally, Chinese gold miner Zhaojin Mining Industry gained 36%.

Within the financials sector, Singaporean industrial property landlords Mapletree Industrial Trust, Ascendas REIT and Mapletree Logistics Trust had gains ranging from 16% to 22% as these companies continued to benefit from a resilient economic outlook in Singapore and from investor interest in their high dividend yields. The objective of easy monetary policy is to lower interest rates, which makes high yields increasingly scarce. Japan's Seven Bank, a provider of ATM processing services, rose 20% in the quarter as its ATM expansion within Japan continued to boost profits. Rand Merchant Insurance, a South African insurance company, came back strong in the third quarter, gaining 21% on continued strong results. Finally, Australian insurance provider IAG rose 29% in the quarter as policy price increases continued to boost the bottom line.

There were just 11 stocks in the Fund's portfolio of over 40 names that fell during the quarter, and only three of that group that were down more than 10%. UGL, an engineering and facilities management company in Australia, fell 12% on the back of a slowdown in the mining services industry in Australia. Icelandic manufacturer of poultry and fish processing equipment Marel fell 11% due to falling margins from a poorer mix of product sales and higher costs from a number of fish project customizations. Santa Maria Petroleum, a Colombian oil and gas explorer, had the largest percentage loss in the quarter, falling 55% due to poor drilling results.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International Select

At a Glance (Class A Shares - LAFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 10/16/00)

through September 30, 2012

		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	23.98 16.85%	26.25 19.00%	0.60 -0.58%	13.38 12.71%
Returns after taxes on distributions	NAV POP	23.89 16.77	25.83 18.60	0.25 -0.92	13.21 12.53
Returns after taxes on distributions and sale of fund shares	NAV POP	15.68 11.04	17.79 13.04	0.53 -0.48	12.14 11.51
S&P Developed Ex-US Between $2B and $10B Index** (pretax)		10.85	11.95	-3.73	11.02

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.62%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 9/30/12

Columbia Acorn International Select
Top 10 Holdings

as a percentage of net assets, as of 9/30/12

1.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	6.7%
2.	Ascendas REIT (Singapore) Industrial Property Landlord	6.3%
3.	Mapletree Industrial Trust (Singapore) Industrial Property Landlord	5.8%
4.	Fresnillo (Mexico) Silver and Metal Byproduct Mining in Mexico	5.5%
5.	Goldcorp (Canada) Gold Mining	5.2%
6.	Seven Bank (Japan) ATM Processing Services	4.3%
7.	Jupiter Telecommunications (Japan) Largest Cable Service Provider in Japan	3.5%
8.	Taiwan Mobile (Taiwan) Taiwan's Second Largest Mobile Operator	3.4%
9.	Start Today (Japan) Online Japanese Apparel Retailer	3.1%
10.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	3.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class A)

November 23, 1998 (Fund inception) through September 30, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

The returns shown for periods prior to the inception date of the Fund's Class A shares are calculated from the inception date of the Fund and append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Total Net Assets of the Fund: $406.1 million

Columbia Acorn Select

In a Nutshell

Ben Andrews	Robert A. Chalupnik
Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/12

Discover Financial Services	6.2%
Ametek	6.0%
CNO Financial Group	5.6%
Donaldson	3.5%
Ryman Hospitality Properties	3.2%
Abercrombie & Fitch	1.4%
Canacol	1.3%
Shamaran Petroleum	1.1%
Cepheid	1.0%
F5 Networks	0.8%
ITT Educational Services	0.7%
Ansys	0.6%
Houston American Energy	0.1%

Columbia Acorn Select gained 6.45% (Class A shares, without sales charge) in the third quarter of 2012, outperforming the S&P MidCap 400 Index, the Fund's primary benchmark, which was up 5.44%. The large-cap S&P 500 Index gained 6.35% in the third quarter. Year to date, Columbia Acorn Select was up 14.58%, the S&P MidCap 400 Index gained 13.77%, and the S&P 500 Index was up 16.44%.

We have seen the larger cap stock index, the S&P 500, perform better than many of the small- to mid-cap indexes in 2011 and year to date in 2012. Why is this? One reason might be dividend yield; as interest rates hit historic lows, some investors are reaching for yield. But another reason might be franchises. The S&P 500 Index is full of household names like Coca-Cola and Home Depot. Franchises often have the heft to gain market share against their rivals in a very slow-growing economy. We've seen this trend in many of the solid franchises within the mid- and small-cap universe. For example, several of the Fund's industrial companies, such as Ametek and Donaldson, are growing sales faster than their market is growing, thus picking up market share. These companies aren't household names but they are the 800-pound gorillas in their arena and we believe they can use this slow-growth environment to their advantage. This is one of the reasons Columbia Acorn Select has recently been buying more solid growth franchises, or what we like to call core holdings, and leaning away somewhat from turnarounds or opportunistic holdings.

Three stocks were the big performance drivers during the third quarter, contributing about half of the overall performance. CNO Financial Group, an insurance provider, added 1.22%; credit card company Discover Financial Services added 0.95%; and Shamaran Petroleum, an oil explorer in Kurdistan, added 0.73% to overall portfolio gains. The laggard in the quarter was ITT Educational Services, a postsecondary degree services provider that cost the portfolio 0.67%. ITT has been forced to realign course offerings due to proposed regulatory changes from the U.S. Department of Education. This realignment has caused some programs to be changed or discontinued, which has led to a drop in enrollment.

Year to date through the end of September, the Fund's strongest contributors to performance were, again, Discover Financial Services, adding 3.14% to overall portfolio performance, and CNO Financial Group, which added 2.31% to performance. Large detractors during the first three quarters of the year were two Colombian oil exploration companies, Canacol and Houston American Energy, which each lost around 0.70% as they both had disappointing exploration results. Teen apparel retailer Abercrombie & Fitch also subtracted about 0.70% from overall portfolio performance due, in part, to weaker sales in European stores.

During the third quarter, we added three new companies to the portfolio and sold out of three others. We also had one company change its name. We purchased Ansys, a maker of simulation software for engineers, F5 Networks, a provider of technology that optimizes the delivery of information between computers, and Cepheid, a molecular diagnostics services provider. We sold out of niche drug provider Akorn, as we believed the company was too pricey for its fundamentals. Eacom Timber was also sold in the quarter. Following the financial crisis, our original thesis was to purchase lumber assets cheaply and, in time, enjoy the benefits of higher lumber prices driven by the pine beetle epidemic, the U.S. housing recovery, and a growing need from Japan and China for lumber, which performs better in earthquakes than other materials. This thesis is starting to play out, but more slowly than we originally thought. Eacom, however, had to do continued financings during the Fund's period of ownership to stay in business. These financings diluted the share holdings to such an extent that we could see little upside in the stock. This serves as another good example of why we have moved to more solid growth (core holdings) franchises in the portfolio. An underlying thesis can be right eventually, but if a company needs too much interim financing, its stock won't be successful. We also sold out of VisionChina Media, a digital advertiser in China's mass transit system. Gaylord Entertainment was renamed Ryman Hospitality Properties during the quarter as it prepared to change into a REIT.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Select

At a Glance (Class A Shares - LTFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 10/16/00)

through September 30, 2012

		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	14.58 8.00%	25.16 17.98%	-1.44 -2.60%	8.69 8.05%
Returns after taxes on distributions	NAV POP	14.21 7.65	24.76 17.60	-1.73 -2.89	8.39 7.75
Returns after taxes on distributions and sale of fund shares	NAV POP	9.93 5.62	16.85 12.15	-1.28 -2.26	7.66 7.07
S&P MidCap 400 Index** (pretax)		13.77	28.54	3.83	10.77

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.35%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 9/30/12

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 9/30/12

1.	Discover Financial Services Credit Card Company	6.2%
2.	Ametek Aerospace/Industrial Instruments	6.0%
3.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	5.6%
4.	Hertz Largest U.S. Rental Car Operator	5.0%
5.	Crown Castle International Communications Towers	4.0%
6.	Donaldson Industrial Air Filtration	3.5%
7.	Pall Filtration & Fluids Clarification	3.5%
8.	Ryman Hospitality Properties Convention Hotels	3.2%
9.	WNS - ADR (India) Offshore Business Process Outsourcing Services	3.1%
10.	Amphenol Electronic Connectors	2.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class A)

November 23, 1998 (Fund inception) through September 30, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

The returns shown for periods prior to the inception date of the Fund's Class A shares are calculated from the inception date of the Fund and append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Total Net Assets of the Fund: $1.0 billion

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund gained 4.76% (Class A shares, without sales charge) in the third quarter of 2012. The Fund's primary equity benchmark, the S&P 500 Index, rose 6.35% for the same period while its primary debt benchmark, the Barclays U.S. Aggregate Bond Index, increased 1.59%.

The Fund hit three reallocation triggers during the period, increasing stock exposure in July and reducing it in August and September. At the end of the third quarter, the Fund had a 40% weighting in its underlying stock funds and a 60% weighting in its bond funds.

The weighted average return of the equity portion of the portfolio for the quarter was 6.65%. Columbia Select Large Cap Growth Fund provided top equity gains with a 9.76% return for the third quarter. The bond component of the Fund had a 2.76% weighted average gain. Columbia Income Opportunities Fund led bond fund returns, up 4.32% for the quarter.

Columbia Thermostat Fund reached its 10-year anniversary on September 25, 2012. From inception through the end of the third quarter, the Fund was up 7.87%, in line with the 7.95% gain of the S&P 500 Index and ahead of the 5.34% return of the Barclays U.S. Aggregate Bond Index. We are pleased with this long-term result and with the Fund's ability to provide you, our shareholders, with a solid gain in a volatile market environment.

Results of the Funds Owned in
Columbia Thermostat Fund as of
September 30, 2012

Stock Funds	Weightings	3rd	Year to
Fund	in category	quarter	date
Columbia Acorn International, Class I	20%	7.30%	16.73%
Columbia Dividend Income Fund, Class I	20%	4.68%	12.84%
Columbia Acorn Fund, Class I	15%	4.84%	14.55%
Columbia Contrarian Core Fund, Class I	15%	7.89%	18.31%
Columbia Acorn Select, Class I	10%	6.57%	14.87%
Columbia Large Cap Enhanced Core Fund, Class I	10%	6.93%	17.68%
Columbia Select Large Cap Growth Fund, Class I	10%	9.76%	16.58%
Weighted Average Equity Gain	100%	6.65%	15.88%
Bond Funds	Weightings	3rd	Year to
Fund	in category	quarter	date
Columbia Intermediate Bond Fund, Class I	50%	2.72%	6.44%
Columbia Income Opportunities Fund, Class I	30%	4.32%	10.93%
Columbia U.S. Treasury Index Fund, Class I	20%	0.52%	1.93%
Weighted Average Income Gain	100%	2.76%	6.87%

Columbia Thermostat Fund
Rebalancing in the Third Quarter

July 25, 2012	55% stocks, 45% bonds
August 27, 2012	45% stocks, 55% bonds
September 14, 2012	40% stocks, 60% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund

At a Glance (Class A Shares - CTFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 3/3/03)

through September 30, 2012

		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	11.69 5.28%	20.22 13.28%	4.68 3.45%	8.05 7.41%
Returns after taxes on distributions	NAV POP	11.64 5.24	19.72 12.81	3.83 2.61	7.00 6.37
Returns after taxes on distributions and sale of fund shares	NAV POP	7.60 3.43	13.24 8.73	3.55 2.49	6.56 5.98
S&P 500 Index** (pretax)		16.44	30.20	1.05	8.01
Barclays U.S. Aggregate Bond Index** (pretax)		3.99	5.16	6.53	5.32
Lipper Flexible Portfolio Funds Index (pretax)		11.62	18.63	2.36	7.74

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary stock and bond benchmarks.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the May 1, 2012, prospectus, reflects a contractual fee waiver and expense reimbursement with CWAM that expires April 30, 2013. Class A expense ratios without and with the contractual waiver/reimbursement, including fees and expenses associated with the Fund's investment in other investment companies, are 1.46% and 1.15%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 9/30/12

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 9/30/12

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Contrarian Core Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Select Large Cap Growth Fund, Class I	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class I	50%
Columbia Income Opportunities Fund, Class I	30%
Columbia U.S. Treasury Index Fund, Class I	20%
The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class A)

September 25, 2002 (Fund inception) through September 30, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

The returns shown for periods prior to the inception date of the Fund's Class A shares are calculated from the inception date of the Fund and append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Total Net Assets of the Fund: $657.1 million

Columbia Acorn Emerging Markets Fund

In a Nutshell

Fritz Kaegi	Stephen Kusmierczak
Lead Portfolio Manager	Lead Portfolio Manager

P. Zachary Egan	Louis J. Mendes
Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/12

Tower Bersama Infrastructure	3.5%
Ace Indonesia	3.3%
Nagacorp	3.3%
Halyk Savings Bank of Kazakhstan	2.3%
Textainer Group Holdings	1.9%
Mongolian Mining	1.6%
Multiplus	1.2%

Columbia Acorn Emerging Markets Fund rose 9.66% (Class A shares, without sales charge) in the third quarter of 2012 versus a 7.83% rise in the Fund's primary benchmark, the S&P Emerging Markets Between $500M and $5B Index. Year to date through September 30, the Fund was up 20.19% versus 17.41% for the benchmark. From the Fund's launch on August 19, 2011, to September 30, 2012, the Fund has returned an annualized 10.05% versus 1.44% for the benchmark.

The Fund's largest position was Tower Bersama Infrastructure, which owns communications towers in Indonesia and leases antenna space to wireless telephone operators. Its stock was up 33% for the quarter. Growing data volumes, 3G rollout, and the coverage needs of multiple operators continue to boost its returns. Rising gaming volumes, tourist arrivals, and investor recognition boosted Nagacorp, owner of a casino complex in Cambodia, by 29%. Halyk Savings Bank of Kazakhstan's repurchase of preferred shares from the Kazakhstan state bailout agency signaled the resumption of a dividend and raised guidance for earnings and loan growth. Thanks to ample access to funding and a robust retail banking franchise, Halyk is earning good returns on equity even with a conservative capital structure. Its stock rose 39% during the quarter.

Mongolian Mining was down 22% as it continued to suffer from declining coking coal prices driven by stagnant Chinese steel production. We believe Mongolian Mining's low-cost position will allow it to make money even with low prices. International freight container leasor Textainer Group Holdings' secondary share offering helped send the stock down 17% for the quarter, giving back some gains made earlier in 2012. Multiplus, a Brazilian operator of airline loyalty programs, fell 15% as a member of the Brazilian Congress proposed a law to eliminate expiration dates for frequent flier miles (known as "breakage"). While breakage is an important source of profits, we doubt the law will pass.

As we mark the Fund's one-year anniversary, we are pleased with its performance thus far. We believe the 10 analysts selecting stocks for the Columbia Acorn Emerging Markets Fund did a notably good job sizing investments appropriately. Some of the stocks with the largest position sizes—Nagacorp, Tower Bersama Infrastructure and Ace Indonesia—have been among the best performers, especially since March.

There was a common thread among ideas that have not worked out well during the year. Even though some of the largest "losers" were a very diverse group—a coal mining operation, a pulp and paper maker, a lentil and pulse processor, an irrigation equipment manufacturer and three oil exploration plays—one common thing that hurt them was capital intensivity. For some it was capital tied up in inventories and receivables (that is, sales where they are awaiting payment), for others it was capital investment in producing assets. Even though many (but not all) of these companies were profitable, growth sucked up cash and could not be generated internally, leaving them at the mercy of capital and commodity market conditions to fund growth.

This does not mean we should always avoid capital intensive businesses. After all, some of the Fund's biggest winners have also had periods requiring large amounts of capital. Still, with this experience in mind, we have (re)learned that capital intensive companies require extra scrutiny and better returns to compensate for their risks.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Emerging
Markets Fund

At a Glance (Class A Shares - CAGAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 8/19/11)

through September 30, 2012

		Year to date*	1 year	Life of fund
Returns before taxes	NAV POP	20.19 13.34%	25.90 18.66%	10.05 4.37%
Returns after taxes on distributions	NAV POP	20.19 13.34	25.91 18.67	10.06 4.38
Returns after taxes on distributions and sale of fund shares	NAV POP	13.13 8.67	16.85 12.14	8.56 3.73
S&P Emerging Markets Between $500M and $5B Index (pretax)**		17.41	18.53	1.44

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the May 1, 2012, prospectus, reflects a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; Class A share expense ratios without and with the contractual fee waiver/reimbursement are 14.22% and 1.85%, respectively.

Columbia Acorn Emerging Markets Fund Portfolio Diversification

as a percentage of net assets, as of 9/30/12

Columbia Acorn Emerging Markets Fund
Top 10 Holdings

as a percentage of net assets, as of 9/30/12

1.	Tower Bersama Infrastructure (Indonesia) Communications Towers	3.5%
2.	Ace Indonesia (Indonesia) Home Improvement Retailer	3.3%
3.	Nagacorp (Cambodia) Casino/Entertainment Complex in Cambodia	3.3%
4.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	2.7%
5.	Hexagon (Sweden) Design, Measurement & Visualization Software &Equipment	2.6%
6.	CTCI Corp (Taiwan) International Engineering Firm	2.6%
7.	Archipelago Resources (Indonesia) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2.6%
8.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	2.5%
9.	Coronation Fund Managers (South Africa) South African Fund Manager	2.4%
10.	Halyk Savings Bank of Kazakhstan - GDR (Kazakhstan) Largest Retail Bank & Insurer in Kazakhstan	2.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets Fund (Class A)

August 19, 2011 (Fund inception) through September 30, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$7.2 million

Columbia Acorn European Fund

In a Nutshell

Andreas Waldburg-Wolfegg	Stephen Kusmierczak
Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 9/30/12

Gemalto	3.0%
Hexagon	2.8%
Marel	1.8%
FX Energy	1.2%
Ocado	1.0%
Yandex	0.9%
Koninklijke TenCate	0.8%

Columbia Acorn European Fund was up 7.14% (Class A shares, without sales charge) in the third quarter of 2012, underperforming the 10.30% gain of its primary benchmark, the S&P Europe Between $500M and $5B Index, by 3.16%. For the first nine months of the year, the Fund gained 19.50%, somewhat better than the 18.73% gain of the benchmark. From the Fund's inception on August 19, 2011, through the third quarter end, the Fund was up 12.04% versus a 9.09% gain of its benchmark.

The largest detractors to performance relative to the benchmark in the third quarter were the Fund's holdings in the consumer discretionary and industrial sectors. The Fund maintained overweight positions in these sectors, compounding the effect of poor stock selection. The biggest underperformer was Koninklijke TenCate, a Dutch manufacturer of advanced composites and textiles, which fell 14% as orders from the U.S. Army declined faster than the company had forecast. Another consumer discretionary stock, Ocado, was the Fund's third worst performer, dropping 9%. Ocado is a UK internet grocer with nearly $1 billion in revenues and significant operational advantages compared to traditional retailers. The stock weakened after it announced lower sales growth during the Olympics and the Queen's Jubilee.

In industrials, the biggest performance detractor was Marel, an Icelandic manufacturer of poultry and fish processing equipment. While management has repaired the balance sheet and strongly grown revenues over the last several years, operating margins are lagging company targets. The stock declined nearly 11% in the quarter.

The Fund's overweight in information technology benefited from solid stock selection, and three of the top four performing stocks were in this sector. Yandex is the largest internet search engine in Russia, and continues to maintain above 60% market share against Google's push into the market. This relatively new holding for the Fund jumped 25% after results beat expectations. Sweden's Hexagon, a leading provider of measurement equipment for manufacturing and construction, gained 25% after realizing a record quarterly profit while maintaining a confident outlook for the second half of 2012. Based in France, Gemalto is a leader in smart chip technology used in pin-chip credit cards and mobile phones. The stock has been a consistent outperformer in the Fund and climbed 22% in the quarter.

Another top performer in the Fund was FX Energy, which explores for and produces oil and gas in Poland. The stock gained 25% after the energy company restored full production at one of its wells and successfully resolved some pipeline issues. We believe the company should also benefit if its Polish shale gas explorations are successful.

The volatility in Europe continues, and as we have written before, the repair path will likely not be smooth or continuous. Yet despite the abundant gloom reported by the press, we continue to focus on trying to understand the opportunities, operations and threats facing individual companies. We don't mislead ourselves into believing that we have better insights into how the macro-economy will develop, but rather we maintain and build a portfolio of companies, one investment at a time. This process has proven successful for decades in other Acorn Funds and the process continues to be applied in Columbia Acorn European Fund.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn
European Fund

At a Glance (Class A Shares - CAEAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns, inception 8/19/11)

through September 30, 2012

		Year to date*	1 year	Life of fund
Returns before taxes	NAV POP	19.50 12.57%	20.68 13.78%	12.04 6.26%
Returns after taxes on distributions	NAV POP	19.43 12.51	20.37 13.49	11.79 6.02
Returns after taxes on distributions and sale of fund shares	NAV POP	12.67 8.17	13.48 9.00	10.10 5.19
S&P Europe Between $500M and $5B Index (pretax)**		18.73	19.21	9.09

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the May 1, 2012, prospectus, reflects a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; Class A share expense ratios without and with the contractual fee waiver/reimbursement are 19.73% and 1.75%, respectively.

Columbia Acorn European Fund Portfolio Diversification

as a percentage of net assets, as of 9/30/12

Columbia Acorn European Fund Top 10 Holdings

as a percentage of net assets, as of 9/30/12

1.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	3.1%
2.	Gemalto (France) Smart Card Products & Solutions	3.0%
3.	1000 mercis (France) Interactive Advertising and Marketing	3.0%
4.	Geberit (Switzerland) Plumbing Supplies	2.9%
5.	Wirecard (Germany) Online Payment Processing & Risk Management	2.9%
6.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	2.8%
7.	Charles Taylor (United Kingdom) Insurance Services	2.5%
8.	Aalberts Industries (Netherlands) Flow Control & Heat Treatment	2.4%
9.	Partners Group (Switzerland) Private Markets Asset Management	2.3%
10.	Domino's Pizza UK & Ireland Pizza Delivery in the UK, Ireland & Germany	2.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn European Fund (Class A)

August 19, 2011 (Fund inception) through September 30, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$2.5 million

Columbia Acorn Fund

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/12	9/30/12
Purchases
Information
Angie's List	231,700	900,000
BazaarVoice	0	141,923
Boingo Wireless	1,650,000	1,860,682
DemandWare	0	414,204
Eloqua	0	130,881
Exa	0	102,593
Finisar	1,345,000	1,675,000
Gemalto (France)	207,000	250,000
InContact	1,000,000	2,110,000
Liquidity Services	0	100,000
Trulia	0	106,700
WNS - ADR (India)	1,091,353	1,491,353
Yandex (Russia)	700,100	727,000
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,324,833	2,472,255
Generac	2,350,000	2,725,000
Insperity	1,359,200	1,546,000
Neopost (France)	350,000	400,000
Polypore International	1,325,000	1,557,553
WESCO International	0	157,843
Consumer Goods & Services
American Eagle Outfitters	1,075,000	1,575,000
Choice Hotels	970,000	1,100,000
DeVry	0	600,000
Interface	2,038,555	2,325,000
ITT Educational Services	300,000	500,000
Lifestyle International (Hong Kong)	16,857,500	17,000,000
Massmart Holdings (South Africa)	0	388,220
Tesla Motors	400,000	850,000
Williams-Sonoma	0	415,000
Finance
Textainer Group Holdings	78,500	228,500
Wright Express	275,000	350,000
Health Care
ARIAD Pharmaceuticals	2,568,248	3,600,000
Cepheid	4,600,000	4,970,000
Onyx Pharmaceuticals	750,000	870,000
Sirona Dental Systems	675,000	1,024,683
Synageva Biopharma	569,898	735,000
Energy & Minerals
Kaminak Gold	0	2,518,600
Regis Resources (Australia)	0	217,283
Silver Wheaton (Canada)	550,000	1,000,000
	Number of Shares
	6/30/12	9/30/12
Other Industries
Ascendas REIT (Singapore)	15,000,000	22,000,000
Kirby	0	350,000
Mapletree Commercial Trust (Singapore)	0	8,845,000
Mapletree Industrial Trust (Singapore)	0	10,000,000
Mapletree Logistics Trust (Singapore)	43,000,000	50,000,000
Rush Enterprises, Class A	2,937,175	3,100,000
Summit Hotel Properties	2,000,031	2,476,000

	Number of Shares
	6/30/12	9/30/12
Sales
Information
AboveNet	1,400,000	0
Advent Software	690,000	0
Ariba	900,000	300,000
Blackbaud	960,329	368,889
Constant Contact	2,000,000	1,200,000
FTI Consulting	234,615	0
General Communications	2,000,000	1,500,000
Kenexa	1,173,100	925,000
Lamar Advertising	1,725,000	1,700,000
Liberty Global Series A	900,000	800,000
Mail.ru - GDR (Russia)	234,168	0
NetEase.com - ADR (China)	304,000	222,400
Saga Communications	145,271	0
Stratasys	605,000	480,000
TripAdvisor	1,450,000	1,325,000
VisionChina Media - ADR (China)	1,500,000	0
Industrial Goods & Services
Albemarle	1,750,000	1,580,000
Clarcor	2,325,000	2,213,551
Expeditors International of Washington	3,050,000	2,900,000
GrafTech International	2,800,000	2,221,812
Imtech (Netherlands)	1,491,313	1,300,000
Interline Brands	1,400,000	0
Mersen (France)	92,046	0
Pentair	1,890,000	1,250,000
UTI Worldwide	750,000	500,000
Consumer Goods & Services
Abercrombie & Fitch	3,040,000	2,601,000
Expedia	1,450,000	1,225,000
Shutterfly	3,370,000	2,835,000
True Religion Apparel	231,452	182,866
Finance
FX Alliance	300,000	0
Pacific Continental Bank	241,405	104,023
Regional Management	422,500	333,191
Wintrust Financial	700,000	550,000
World Acceptance	1,425,202	1,285,000
Health Care
Adcock Ingram Holdings (South Africa)	3,388,000	2,606,333
Alexion Pharmaceuticals	1,476,000	1,215,000
Anthera Pharmaceuticals	2,990,000	0
BioMarin Pharmaceutical	4,315,000	3,875,000
	Number of Shares
	6/30/12	9/30/12
Chelsea Therapeutics International	5,750,000	4,949,000
eResearch Technology	4,900,000	0
Hill-Rom Holdings	1,275,000	925,000
InterMune	3,850,000	2,025,000
Raptor Pharmaceutical	3,609,594	3,000,000
Energy & Minerals
Fugro (Netherlands)	1,289,106	1,031,106
Hornbeck Offshore	1,000,000	884,000
Pacific Rubiales Energy (Colombia)	3,700,000	3,500,000
PetroMagdalena Energy (Colombia)	7,582,928	0
Swift Energy	550,000	0
Zhaojin Mining Industry (China)	15,000,000	0
Other Industries
Red Eléctrica de España (Spain)	200,000	0
World Fuel Services	1,260,000	704,000

Columbia Acorn Fund

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
		Equities: 96.2%
Information 26.7%
	> Business Software 6.6%
2,550,000	Ansys (a)	$187,170
	Simulation Software for Engineers & Designers
5,000,000	Informatica (a)	174,050
	Enterprise Data Integration Software
2,700,000	Micros Systems (a)	132,624
	Information Systems for Hotels, Restaurants & Retailers
5,450,000	Hexagon (Sweden)	116,819
	Design, Measurement & Visualization Software & Equipment
1,400,000	Concur Technologies (a)	103,222
	Web-enabled Cost & Expense Management Software
700,000	NetSuite (a)	44,660
	End-to-end IT Systems Solutions Delivered Over the Web
1,450,000	TIBCO (a)	43,833
	Datacenter Software
2,350,000	Quality Systems	43,593
	IT Systems for Medical Groups & Ambulatory Care Centers
925,000	Kenexa (a)	42,393
	Recruiting & Workforce Management Solutions
700,000	Red Hat (a)	39,858
	Maintenance & Support for Opensource Operating System & Middleware
900,000	Tyler Technologies (a)	39,618
	Financial, Tax, Court & Document Management Systems for Local Governments
900,000	SPS Commerce (a)(b)	34,623
	Supply Chain Management Software Delivered via the Web
750,000	Jack Henry & Associates	28,425
	IT Systems & Outsourced IT Solutions for Financial Institutions
2,700,000	Velti (a)(c)	22,599
	Mobile Marketing Software Platform
1,200,000	Constant Contact (a)	20,880
	Email & Other Marketing Campaign Management Systems Delivered Over Web
2,000,000	SABA (a)(b)	19,980
	Learning Management Systems
2,110,000	InContact (a)	13,757
	Call Center Systems Delivered Via the Web & Telco Services
300,000	Ariba (a)	13,440
	Cost Management Software
414,204	DemandWare (a)(c)	13,151
	eCommerce Website Solutions for Retailers & Apparel Manufacturers
900,000	Active Network (a)	11,277
	Web-delivered Software Solution for Managing Events & Activities
368,889	Blackbaud	8,824
	Software & Services for Non-profits
130,881	Eloqua (a)	2,585
	Marketing Automation Software
Number of Shares		Value (000)
55,000	Solera Holdings	$2,413
	Software for Automotive Insurance Claims Processing
141,923	BazaarVoice (a)	2,150
	Platform for Managing Consumer Interaction Via the Web
102,593	Exa (a)	1,113
	Simulation Software
		1,163,057
	> Instrumentation 3.0%
1,600,000	Mettler-Toledo International (a)(b)	273,184
	Laboratory Equipment
2,780,000	IPG Photonics (a)(b)(c)	159,294
	Fiber Lasers
2,035,000	Trimble Navigation (a)	96,988
	GPS-based Instruments
		529,466
	> Mobile Communications 2.9%
4,465,000	Crown Castle International (a)	286,206
	Communications Towers
3,400,000	SBA Communications (a)	213,860
	Communications Towers
1,200,000	Globalstar (a)	552
	Satellite Mobile Voice & Data Carrier
		500,618
	> Computer Hardware & Related Equipment 2.6%
3,415,000	Amphenol	201,075
	Electronic Connectors
4,550,000	II-VI (a)(b)	86,541
	Laser Optics & Specialty Materials
1,365,000	Zebra Technologies (a)	51,242
	Bar Code Printers
900,000	Netgear (a)	34,326
	Networking Products for Small Business & Home
800,000	NICE Systems - ADR (Israel) (a)	26,576
	Audio & Video Recording Solutions
480,000	Stratasys (a)(c)	26,112
	Rapid Prototyping Systems
250,000	Gemalto (France)	21,991
	Digital Security Solutions
		447,863
	> Semiconductors & Related Equipment 1.9%
11,562,000	Atmel (a)	60,816
	Microcontrollers, Radio Frequency & Memory Semiconductors
7,932,000	ON Semiconductor (a)	48,940
	Mixed Signal & Power Management Semiconductors
2,160,000	Microsemi (a)	43,351
	Analog/Mixed Signal Semiconductors
5,000,000	Entegris (a)	40,650
	Semiconductor Materials Management Products
420,000	Littelfuse	23,747
	Little Fuses

Number of Shares		Value (000)
	> Semiconductors & Related Equipment—continued
1,165,000	Monolithic Power Systems (a)	$23,009
	High Performance Analog & Mixed Signal Integrated Circuits
400,000	Hittite Microwave (a)	22,188
	Radio Frequency, Microwave & Millimeterwave Semiconductors
615,000	Ultratech (a)	19,299
	Semiconductor Equipment
1,900,000	IXYS (a)(b)	18,848
	Power Semiconductors
1,765,000	Pericom Semiconductor (a)(b)	15,329
	Interface Integrated Circuits & Frequency Control Products
560,000	Cree (a)(c)	14,297
	LED Lighting, Components & Chips
2,290,000	TriQuint Semiconductor (a)	11,564
	Radio Frequency Semiconductors
		342,038
	> Telephone & Data Services 1.9%
9,500,000	tw telecom (a)(b)	247,665
	Fiber Optic Telephone/Data Services
2,200,000	Cogent Communications	50,578
	Internet Data Pipelines
1,860,682	Boingo Wireless (a)(b)	14,774
	Wholesale & Retail WiFi Networks
1,500,000	General Communications (a)	14,700
	Commercial Communications & Consumer Cable TV, Web & Phone in Alaska
		327,717
	> Computer Services 1.4%
3,400,000	iGATE (a)(b)	61,778
	IT & Business Process Outsourcing Services
1,618,000	ExlService Holdings (a)(b)	47,731
	Business Process Outsourcing
680,000	Syntel	42,439
	Offshore IT Services
2,125,000	Virtusa (a)(b)	37,761
	Offshore IT Outsourcing
1,705,000	Genpact	28,439
	Business Process Outsourcing
3,849,207	Hackett Group (a)(b)	16,090
	IT Integration & Best Practice Research
1,491,353	WNS - ADR (India) (a)	15,272
	Offshore BPO (Business Process Outsourcing) Services
		249,510
	> Gaming Equipment & Services 1.2%
3,725,000	Bally Technologies (a)(b)	183,978
	Slot Machines & Software
1,530,000	WMS Industries (a)	25,061
	Slot Machine Provider
		209,039
	> Internet Related 1.0%
450,000	Equinix (a)	92,722
	Network Neutral Data Centers
Number of Shares		Value (000)
1,325,000	TripAdvisor (a)	$43,632
	Online Travel Research
727,000	Yandex (Russia) (a)	17,528
	Search Engine for Russian & Turkish Languages
222,400	NetEase.com - ADR (China) (a)	12,486
	Chinese Online Gaming Services
900,000	Angie's List (a)(c)	9,522
	Consumer Subscription & Internet Advertising
106,700	Trulia (a)	2,286
	Real Estate Broker Subscription & Advertising
		178,176
	> Business Information & Marketing Services 0.8%
1,900,000	Verisk Analytics (a)	90,459
	Risk & Decision Analytics
3,500,000	Navigant Consulting (a)(b)	38,675
	Financial Consulting Firm
505,000	RPX (a)	5,661
	Patent Aggregation & Defensive Patent Consulting
		134,795
	> Telecommunications Equipment 0.7%
640,000	F5 Networks (a)	67,008
	Internet Traffic Management Equipment
1,730,000	Ixia (a)	27,801
	Telecom Network Test Equipment
1,675,000	Finisar (a)	23,953
	Optical Subsystems & Components
1,925,000	Infinera (a)(c)	10,549
	Optical Networking Equipment
		129,311
	> CATV 0.7%
900,000	Discovery Series C (a)	50,436
	Cable TV Programming
800,000	Liberty Global Series A (a)	48,600
	Cable TV Franchises Outside the U.S.
18,000	Jupiter Telecommunications (Japan)	18,268
	Largest Cable Service Provider in Japan
		117,304
	> Financial Processors 0.6%
1,700,000	Global Payments	71,111
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	28,418
	Singapore Equity & Derivatives Market Operator
100,000	Liquidity Services (a)	5,021
	E-auctions for Surplus & Salvage Goods
		104,550
	> Electronics Distribution 0.5%
3,125,000	Avnet (a)	90,906
	Electronic Components Distribution
		90,906

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Advertising 0.4%
1,700,000	Lamar Advertising (a)	$63,002
	Outdoor Advertising
		63,002
	> Contract Manufacturing 0.4%
3,800,000	Sanmina-SCI (a)	32,262
	Electronic Manufacturing Services
960,000	Plexus (a)	29,078
	Electronic Manufacturing Services
		61,340
	> Entertainment Programming 0.1%
1,100,000	IMAX (Canada) (a)(c)	21,901
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
		21,901
	> TV Broadcasting —%
1,750,000	Gray Television (a)	3,990
	Mid-market Affiliated TV Stations
2,500,000	Entravision Communications	3,350
	Spanish Language TV & Radio Stations
		7,340
	> Consumer Software —%
273,500	Carbonite (a)(c)	1,917
	Online Data Storage
		1,917
Information: Total		4,679,850
Industrial Goods & Services 19.0%
	> Machinery 11.4%
10,125,000	Ametek	358,931
	Aerospace/Industrial Instruments
8,400,000	Donaldson (b)	291,564
	Industrial Air Filtration
3,125,000	Nordson	183,187
	Dispensing Systems for Adhesives & Coatings
3,725,000	Kennametal	138,123
	Consumable Cutting Tools
1,800,000	Pall	114,282
	Life Science, Water & Industrial Filtration
3,000,000	Moog (a)(b)	113,610
	Motion Control Products for Aerospace, Defense & Industrial Markets
2,213,551	Clarcor	98,791
	Mobile Equipment & Industrial Filters
3,063,000	HEICO (b)	93,452
	FAA Approved Aircraft Replacement Parts
2,200,000	ESCO Technologies (b)	85,470
	Automatic Electric Meter Readers
2,675,000	Oshkosh Corporation (a)	73,375
	Specialty Truck Manufacturer
1,610,000	Toro	64,046
	Turf Maintenance Equipment
2,725,000	Generac	62,375
	Standby Power Generators
435,000	Valmont Industries	57,203
	Center Pivot Irrigation Systems & Utility Poles
Number of Shares		Value (000)
1,250,000	Pentair (c)	$55,638
	Pumps & Water Treatment
1,557,553	Polypore International (a)(c)	55,059
	Battery Separators & Filtration Media
950,000	WABCO Holdings (a)	54,787
	Truck & Bus Component Supplier
600,000	Wabtec	48,174
	Freight & Transit Component Supplier
400,000	Neopost (France)	22,087
	Postage Meter Machines
170,000	Middleby (a)	19,659
	Manufacturer of Cooking Equipment
10,000,000	Marel (Iceland)	10,863
	Largest Manufacturer of Poultry & Fish Processing Equipment
1,000,000	Spartan Motors	5,000
	Specialty Truck & Chassis Manufacturer
		2,005,676
	> Industrial Materials & Specialty Chemicals 2.3%
1,520,000	FMC Corporation	84,177
	Niche Specialty Chemicals
1,580,000	Albemarle	83,234
	Refinery Catalysts & Other Specialty Chemicals
800,000	Ashland	57,280
	Diversified Chemicals Company
1,880,000	Drew Industries (a)(b)	56,795
	RV & Manufactured Home Components
1,525,000	Novozymes (Denmark)	42,032
	Industrial Enzymes
673,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	41,484
	Producer of Specialty Fertilizers, Lithium & Iodine
2,218,700	Kansai Paint (Japan) (c)	24,590
	Paint Producer in Japan, India, China & Southeast Asia
600,000	Albany International	13,182
	Paper Machine Clothing & Composites for Aerospace
200,000	Silgan Holdings	8,702
	Metal & Plastic Packaging
		411,476
	> Other Industrial Services 1.6%
2,900,000	Expeditors International of Washington	105,444
	International Freight Forwarder
2,700,000	LKQ (a)	49,950
	Alternative Auto Parts Distribution
1,400,000	Forward Air	42,574
	Freight Transportation Between Airports
1,300,000	Imtech (Netherlands)	34,313
	Electromechanical & Information Communications Technology Installation & Maintenance
1,600,000	Mobile Mini (a)	26,736
	Portable Storage Units Leasing
1,505,246	Acorn Energy (b)(c)	13,427
	Frac Well Exploration/Monitoring Device, Sonar Security, Electric Grid Monitoring

Number of Shares		Value (000)
	> Other Industrial Services—continued
500,000	UTI Worldwide	$6,735
	Freight Forwarding & Logistics
		279,179
	> Construction 1.3%
2,850,000	Chicago Bridge & Iron	108,556
	Engineering & Construction for Liquefied Natural Gas & Petrochemicals
66,000	NVR (a)	55,737
	D.C. Homebuilder
1,350,000	Fortune Brands Home & Security (a)	36,464
	Home Building Supplies & Small Locks
1,800,000	Mills Estruturas e Servicos de Engenharia (Brazil)	25,820
	Civil Engineering & Construction
		226,577
	> Electrical Components 0.8%
1,765,000	Acuity Brands	111,707
	Commercial Lighting Fixtures
1,500,000	Ushio (Japan)	17,993
	Industrial Light Sources
351,000	Saft (France)	8,130
	Niche Battery Manufacturer
		137,830
	> Outsourcing Services 0.7%
2,800,000	Quanta Services (a)	69,160
	Electrical & Telecom Construction Services
1,546,000	Insperity (b)	39,006
	Professional Employer Organization
600,000	GP Strategies (a)	11,592
	Outsourced Training Services
		119,758
	> Waste Management 0.5%
2,050,000	Waste Connections	62,013
	Solid Waste Management
560,000	Clean Harbors (a)	27,356
	Hazardous Waste Services & Disposal
		89,369
	> Conglomerates 0.2%
2,472,255	Aalberts Industries (Netherlands)	44,382
	Flow Control & Heat Treatment
		44,382
	> Steel 0.1%
2,221,812	GrafTech International (a)	19,974
	Industrial Graphite Materials Producer
		19,974
	> Industrial Distribution 0.1%
157,843	WESCO International (a)	9,029
	Industrial Distribution
		9,029
Industrial Goods & Services: Total		3,343,250
Consumer Goods & Services 15.7%
	> Retail 4.8%
4,505,000	lululemon athletica (a)	333,100
	Premium Active Apparel Retailer
Number of Shares		Value (000)
6,600,000	Pier 1 Imports (b)	$123,684
	Home Furnishing Retailer
2,601,000	Abercrombie & Fitch	88,226
	Teen Apparel Retailer
2,835,000	Shutterfly (a)(b)	88,225
	Internet Photo-centric Retailer
4,425,000	Saks (a)(c)	45,622
	Luxury Department Store Retailer
527,845	Fossil (a)	44,708
	Watch Designer & Retailer
525,000	DSW	35,028
	Branded Footwear Retailer
1,575,000	American Eagle Outfitters	33,201
	Teen Apparel Retailer
415,000	Williams-Sonoma	18,248
	Home Goods & Furnishing Retailer
971,500	Teavana (a)(c)	12,668
	Specialty Tea Retailer
388,220	Massmart Holdings (South Africa)	7,785
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
1,371,366	Gaiam (a)(b)	4,786
	Healthy Living Catalogs & E-Commerce, Non-theatrical Media
66,000	The Fresh Market (a)	3,959
	Specialty Food Retailer
		839,240
	> Apparel 2.4%
1,660,000	PVH	155,575
	Apparel Wholesaler & Retailer
2,100,000	Coach	117,642
	Designer & Retailer of Branded Leather Accessories
1,460,000	Warnaco Group (a)	75,774
	Global Branded Apparel Manufacturer
1,310,000	Deckers Outdoor (a)(c)	47,998
	Fashion Footwear Wholesaler
600,000	Steven Madden (a)	26,232
	Wholesaler/Retailer of Fashion Footwear
182,866	True Religion Apparel	3,901
	Premium Denim
		427,122
	> Travel 2.2%
1,430,000	Vail Resorts	82,439
	Ski Resort Operator & Developer
1,225,000	Expedia	70,854
	Online Travel Services Company
4,400,000	Avis Budget Group (a)	67,672
	Second Largest Car Rental Company
3,750,000	Hertz (a)	51,488
	Largest U.S. Rental Car Operator
1,600,000	HomeAway (a)(c)	37,520
	Vacation Rental Online Marketplace
1,100,000	Choice Hotels	35,189
	Franchisor of Budget Hotel Brands
2,000,000	Localiza Rent A Car (Brazil)	34,648
	Car Rental
		379,810

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Consumer Goods Distribution 1.1%
2,305,000	GNC Holdings	$89,826
	Specialty Retailer of Health & Wellness Products
2,015,000	Pool	83,784
	Distributor of Swimming Pool Supplies & Equipment
625,000	United Stationers	16,262
	Wholesale Distributor of Business Products
		189,872
	> Food & Beverage 1.0%
1,700,000	Monster Beverage (a)	92,072
	Alternative Beverages
32,000,000	Olam International (Singapore)	53,083
	Agriculture Supply Chain Manager
1,800,000	Arcos Dorados (Brazil)	27,774
	McDonald's Master Franchise for Latin America
45,500	Annie's (a)(c)	2,040
	Developer & Marketer of Natural & Organic Food
1,665,270	GLG Life Tech (Canada) (a)(b)(d)	227
	Produce an All-natural Sweetener Extracted from the Stevia Plant
		175,196
	> Casinos & Gaming 0.8%
3,950,000	Pinnacle Entertainment (a)(b)	48,388
	Regional Casino Operator
3,000,000	Melco Crown Entertainment - ADR (Hong Kong) (a)	40,440
	Macau Casino Operator
850,000	Penn National Gaming (a)	36,635
	Regional Casino Operator
12,000,000	MGM China Holdings (Hong Kong)	20,611
	Macau Casino Operator
		146,074
	> Other Consumer Services 0.8%
2,190,000	Lifetime Fitness (a)(b)	100,171
	Sport & Fitness Club Operator
17,000,000	Lifestyle International (Hong Kong)	35,041
	Mid- to High-end Department Store Operator in Hong Kong & China
1,062,500	Move (a)	9,159
	Real Estate Internet Websites
450,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	832
	Provide Real Estate Services in China
		145,203
	> Furniture & Textiles 0.8%
4,200,000	Knoll (b)	58,590
	Office Furniture
2,250,000	Herman Miller	43,740
	Office Furniture
2,325,000	Interface	30,713
	Modular Carpet
215,000	Caesarstone (Israel) (a)	3,032
	Quartz Countertops
		136,075
Number of Shares		Value (000)
	> Other Durable Goods 0.7%
1,500,000	Jarden	$79,260
	Branded Household Products
850,000	Tesla Motors (a)(c)	24,888
	Design, Manufacture & Sell High Performance Electric Vehicles
460,000	Cavco Industries (a)(b)	21,109
	Manufactured Homes
		125,257
	> Restaurants 0.4%
2,000,000	AFC Enterprises (a)(b)	49,200
	Popeye's Restaurants
450,000	Cheesecake Factory	16,088
	Casual Dining Restaurants
675,000	Bravo Brio Restaurant Group (a)	9,821
	Upscale Casual Italian Restaurants
		75,109
	> Nondurables 0.3%
1,600,000	Helen of Troy (a)(b)	50,928
	Personal Care, Housewares, Healthcare & Home Environment Products
		50,928
	> Educational Services 0.3%
500,000	ITT Educational Services (a)(c)	16,115
	Post-secondary Degree Services
600,000	DeVry (c)	13,656
	Post-secondary Degree Services
800,000	New Oriental Education & Technology - ADR (China) (c)	13,336
	Education Service Provider
2,000,000	Voyager Learning - Contingent Value Rights (a)(d)(e)	220
	Education Services for the K-12 Market
		43,327
	> Leisure Products 0.1%
1,290,000	Skullcandy (a)(c)	17,738
	Lifestyle Branded Headphones
		17,738
	> Other Entertainment —%
265,000	CTS Eventim (Germany)	7,878
	Event Ticket Sales
		7,878
Consumer Goods & Services: Total		2,758,829
Finance 10.9%
	> Banks 4.3%
2,638,000	BOK Financial	155,906
	Tulsa-based Southwest Bank
6,956,800	Associated Banc-Corp	91,621
	Midwest Bank
2,337,313	Hancock Holding	72,340
	Gulf Coast Bank
1,348,000	City National	69,435
	Bank & Asset Manager
985,000	SVB Financial Group (a)	59,553
	Bank to Venture Capitalists

Number of Shares		Value (000)
	> Banks—continued
2,860,000	MB Financial (b)	$56,485
	Chicago Bank
5,323,500	Valley National Bancorp	53,341
	New Jersey/New York Bank
3,000,000	CVB Financial	35,820
	Inland Empire Business Bank
2,200,000	TCF Financial	26,268
	Great Lakes Bank
1,350,000	TriCo Bancshares (b)	22,315
	California Central Valley Bank
1,121,188	Sandy Spring Bancorp	21,583
	Baltimore, D.C. Bank
4,299,507	First Busey	20,982
	Illinois Bank
550,000	Wintrust Financial	20,663
	Chicago & Milwaukee Full Service Bank
2,500,000	First Commonwealth	17,625
	Western Pennsylvania Bank
811,295	Hudson Valley	13,833
	Metro New York City Bank
2,136,500	TrustCo Bank	12,221
	New York State Bank
705,072	Eagle Bancorp (a)	11,789
	Metro D.C. Bank
104,023	Pacific Continental Bank	929
	Pacific Northwest Bank
		762,709
	> Insurance 2.4%
8,900,000	CNO Financial Group	85,885
	Life, Long-term Care & Medical Supplement Insurance
833,000	Allied World Holdings	64,349
	Commerical Lines Insurance/Reinsurance
2,764,000	Tower Group (b)	53,594
	Commercial & Personal Lines Insurance
1,120,000	The Hanover Insurance Group	41,731
	Commercial & Personal Lines Insurance
2,050,000	Selective Insurance Group	38,930
	Commercial & Personal Lines Insurance
1,100,000	HCC Insurance Holdings	37,279
	Specialty Insurance
832,000	Willis Group	30,717
	Insurance Broker
925,000	Kemper	28,407
	Multi-line Insurance
250,000	Enstar Group (a)	24,913
	Insurance/Reinsurance & Related Services
900,000	Brown & Brown	23,463
	Insurance Broker
		429,268
	> Brokerage & Money Management 1.5%
6,654,000	SEI Investments	142,728
	Mutual Fund Administration & Investment Management
4,036,000	Eaton Vance	116,883
	Specialty Mutual Funds
1,000,000	Artio Global Investors (c)	2,980
	International Asset Manager
		262,591
Number of Shares		Value (000)
	> Finance Companies 1.5%
1,285,000	World Acceptance (a)(b)	$86,673
	Personal Loans
2,150,000	McGrath Rentcorp (b)	56,093
	Temporary Space & IT Rentals
3,400,000	H & E Equipment Services (b)	41,208
	Heavy Equipment Leasing
1,091,000	Marlin Business Services (b)	23,140
	Small Equipment Leasing
1,123,400	CAI International (a)(b)	23,052
	International Container Leasing
450,000	Onex Capital (Canada)	17,760
	Private Equity
228,500	Textainer Group Holdings	6,981
	Top International Container Leasor
333,191	Regional Management (a)	5,748
	Consumer Loans
		260,655
	> Credit Cards 0.6%
550,000	Alliance Data Systems (a)	78,072
	Diversified Credit Card Provider
350,000	Wright Express (a)	24,402
	Pay Card Processor
		102,474
	> Diversified Financial Companies 0.4%
2,820,000	Leucadia National	64,155
	Holding Company
		64,155
	> Savings & Loans 0.2%
400,000	Financial Engines (a)	9,532
	Asset Management for 401k Plans
1,010,000	Provident New York Bancorp	9,504
	New York State Thrift
470,000	ViewPoint Financial	9,010
	Texas Thrift
452,146	Kaiser Federal (b)	6,823
	Los Angeles Savings & Loan
65,991	Berkshire Hills Bancorp	1,510
	Northeast Thrift
		36,379
Finance: Total		1,918,231
Health Care 9.3%
	> Biotechnology & Drug Delivery 5.0%
6,153,000	Seattle Genetics (a)(b)(c)	165,823
	Antibody-based Therapies for Cancer
3,875,000	BioMarin Pharmaceutical (a)	156,046
	Biotech Focused on Orphan Diseases
1,215,000	Alexion Pharmaceuticals (a)	138,996
	Biotech Focused on Orphan Diseases
3,600,000	ARIAD Pharmaceuticals (a)	87,210
	Biotech Focused on Cancer
3,250,000	Auxilium Pharmaceuticals (a)(b)	79,495
	Biotech Focused on Niche Disease Areas
870,000	Onyx Pharmaceuticals (a)	73,515
	Commercial-stage Biotech Focused on Cancer

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
6,000,000	NPS Pharmaceuticals (a)(b)	$55,500
	Orphan Drugs & Healthy Royalties
3,430,000	Isis Pharmaceuticals (a)(c)	48,260
	Biotech Pioneer in Antisense Drugs
735,000	Synageva Biopharma (a)	39,271
	Biotech Focused on Orphan Diseases
2,025,000	InterMune (a)	18,164
	Drugs for Pulmonary Fibrosis & Hepatitis C
3,000,000	Raptor Pharmaceutical (a)(b)(c)	16,680
	Orphan Drug Company
4,949,000	Chelsea Therapeutics International (a)(b)(c)	5,939
	Biotech Focused on Rare Diseases
359,944	MicroDose Therapeutx (a)(d)(e)	238
	Drug Inhaler Development
		885,137
	> Medical Supplies 2.3%
4,970,000	Cepheid (a)(b)	171,515
	Molecular Diagnostics
950,000	Henry Schein (a)	75,306
	Largest Distributor of Healthcare Products
2,126,000	Patterson Companies	72,794
	Dental/Vet/Med Distributor
1,550,000	DENTSPLY International	59,117
	Leading Dental Supplies Manufacturer
375,000	Techne	26,978
	Cytokines, Antibodies & Other Reagents for Life Science
		405,710
	> Medical Equipment & Devices 1.0%
1,024,683	Sirona Dental Systems (a)	58,366
	Manufacturer of Dental Equipment
550,000	Haemonetics (a)	44,110
	Blood & Plasma Collection Equipment
950,000	PerkinElmer Inc.	27,996
	Analytical Instruments for Life Sciences
925,000	Hill-Rom Holdings	26,880
	Hospital Beds/Patient Handling
570,000	Orthofix International (a)	25,508
	Bone Fixation & Stimulation Devices
		182,860
	> Health Care Services 0.5%
665,000	Mednax (a)	49,509
	Physician Management for Pediatric & Anesthesia Practices
825,000	HealthSouth (a)	19,850
	Inpatient Rehabalitation Facilities
1,875,000	Health Management Associates (a)	15,731
	Non-urban Hospitals
		85,090
	> Pharmaceuticals 0.5%
4,000,000	Akorn (a)	52,880
	Develops, Manufactures & Sells Specialty Generic Drugs
2,606,333	Adcock Ingram Holdings (South Africa)	18,598
	Manufacturer of Pharmaceuticals & Medical Supplies
Number of Shares		Value (000)
2,040,000	Alimera Sciences (a)(b)(c)	$5,263
	Ophthalmology-focused Pharmaceutical Company
1,095,000	Horizon Pharma (a)	3,800
	Specialty Pharmaceutical Company
		80,541
Health Care: Total		1,639,338
Energy & Minerals 7.3%
	> Oil Services 3.5%
5,150,000	FMC Technologies (a)	238,445
	Oil & Gas Well Head Manufacturer
2,114,000	Atwood Oceanics (a)	96,081
	Offshore Drilling Contractor
1,670,000	ShawCor (Canada)	72,501
	Oil & Gas Pipeline Products
1,031,106	Fugro (Netherlands)	70,120
	Subsea Oilfield Services
513,000	Oil States International (a)	40,763
	Diversified North American Oil Service Provider
884,000	Hornbeck Offshore (a)	32,399
	Supply Vessel Operator in U.S. Gulf of Mexico
2,890,900	Horizon North Logistics (Canada)	23,436
	Provides Diversified Oil Service Offering in Northern Canada
893,600	Black Diamond Group (Canada) (c)	20,379
	Provides Accommodations/Equipment for Oil Sands Development
585,000	Rowan (a)	19,755
	Contract Offshore Driller
4,025,000	Tuscany International Drilling (Colombia) (a)	942
	South America Based Drilling Rig Contractor
		614,821
	> Oil & Gas Producers 2.5%
3,500,000	Pacific Rubiales Energy (Colombia)	83,628
	Oil Production & Exploration in Colombia
695,000	Range Resources	48,560
	Oil & Gas Producer
974,000	Rosetta Resources (a)	46,655
	Oil & Gas Producer Exploring in South Texas & Montana
2,700,000	Denbury Resources (a)	43,632
	Oil Producer Using Co2 Injection
703,000	SM Energy	38,039
	Oil & Gas Producer
1,159,000	Laredo Petroleum (a)(c)	25,475
	Permian Basin Oil Producer
1,050,000	Tullow Oil (United Kingdom)	23,229
	Oil & Gas Producer
500,000	Cabot Oil and Gas	22,450
	Large Natural Gas Producer in Appalachia & Gulf Coast
361,000	Baytex (Canada) (c)	17,156
	Oil & Gas Producer in Canada
718,000	Celtic Exploration (Canada) (a)	13,351
	Canadian Oil & Gas Producer
27,000,000	Shamaran Petroleum (Iraq) (a)	11,947
	Oil Exploration in Kurdistan

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
340,000	PDC Energy (a)	$10,754
	Oil & Gas Producer in the U.S.
1,100,000	Kodiak Oil and Gas (a)	10,296
	Bakken Oil & Gas Producer
750,000	Athabasca Oil Sands (Canada) (a)	10,055
	Oil Sands & Unconventional Oil Development
37,500,000	Petromanas (Canada) (a)(b)	7,629
	Exploring for Oil in Albania
200,000	Approach Resources (a)	6,026
	Oil & Gas Producer in West Texas Permian
25,000,000	Petroamerica Oil (Colombia) (a)	5,340
	Oil Exploration & Production in Colombia
26,000,000	Petrodorado Energy (Colombia) (a)(b)	4,760
24,000,000	Petrodorado Energy - Warrants (Colombia) (a)(e)	117
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
493,000	Crew Energy (Canada) (a)	3,631
	Canadian Oil & Gas Producer
1,198,100	Pan Orient (Canada)	3,449
	Asian Oil & Gas Explorer
50,000,000	Gulf United Energy (Colombia) (a)(b)	3,000
	Prospecting for Oil Alongside Large Producers in Colombia
5,116,000	Canacol (Colombia) (a)	2,498
	Oil Producer in South America
8,400,000	Canadian Overseas Petroleum (United Kingdom) (a)(e)	1,722
4,200,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	110
	Oil & Gas Exploration/Production in the North Sea
4,110,000	Santa Maria Petroleum (Colombia) (a)(b)(e)	562
890,000	Santa Maria Petroleum (Colombia) (a)(b)	127
	Explores for Oil & Gas in Latin America
393,600	Houston American Energy (a)(c)	354
	Oil & Gas Exploration/Production in Colombia
		444,552
	> Mining 1.0%
387,000	Core Labs (Netherlands)	47,013
	Oil & Gas Reservoir Consulting
1,000,000	Silver Wheaton (Canada)	39,710
	Silver Mining Royalty Company
7,500,000	Duluth Metals (Canada) (a)(b)	17,928
	Copper & Nickel Miner
1,400,000	Kirkland Lake Gold (Canada) (a)	16,975
	Gold Mining
4,432,000	Northam Platinum (South Africa)	15,985
	Platinum Mining in South Africa
1,150,000	Turquoise Hill Resources (Mongolia) (a)(c)	9,791
	Copper Mine Project in Mongolia
2,050,000	Alexco Resource (a)	8,897
	Mining, Exploration & Environmental Services
16,000,000	Mongolian Mining (Mongolia) (a)	7,284
	Coking Coal Mining in Mongolia
Number of Shares		Value (000)
2,518,600	Kaminak Gold (a)(c)	$5,969
	Exploration Stage Canadian Gold Miner
800,000	Augusta Resource (a)(c)	2,160
	US Copper/Moly Mine
217,283	Regis Resources (Australia) (a)	1,278
	Gold Mining in Australia
4,000,000	Wolverine Minerals (Canada) (a)(e)	176
2,000,000	Wolverine Minerals - Warrants (Canada) (a)(d)(e)	—
	Gold Mining
500,000	Duluth Exploration - Special Warrants (Canada) (a)(d)(e)	46
	Copper & Nickel Miner
		173,212
	> Oil Refining, Marketing & Distribution 0.1%
218,000	Vopak (Netherlands)	15,307
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		15,307
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(d)(e)	13,552
	Farmland Operator in Uruguay
		13,552
	> Alternative Energy 0.1%
2,000,000	GT Advanced Technologies (a)(c)	10,900
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
1,210,300	Synthesis Energy Systems (China) (a)	1,598
	Owner/Operator of Gasification Plants
		12,498
Energy & Minerals: Total		1,273,942
Other Industries 7.3%
	> Real Estate 5.1%
3,850,000	Ryman Hospitality Properties (a)(b)	152,190
	Convention Hotels
3,700,000	DuPont Fabros Technology (b)	93,425
	Technology-focused Office Buildings
750,000	Federal Realty	78,975
	Shopping Centers
1,850,000	Extra Space Storage	61,513
	Self Storage Facilities
3,700,000	Associated Estates Realty (b)	56,092
	Multifamily Properties
720,000	Digital Realty Trust	50,292
	Technology-focused Office Buildings
975,000	Post Properties	46,761
	Multi-family Properties
2,450,000	Biomed Realty Trust	45,864
	Life Science-focused Office Buildings
50,000,000	Mapletree Logistics Trust (Singapore)	45,723
	Industrial Property Landlord
22,000,000	Ascendas REIT (Singapore)	43,091
	Industrial Property Landlord
770,000	Kilroy Realty	34,481
	West Coast Office Buildings

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Real Estate—continued
3,000,000	Education Realty Trust	$32,700
	Student Housing
1,300,000	St. Joe (a)(c)	25,350
	Florida Panhandle Landowner
325,000	Jones Lang LaSalle	24,814
	Real Estate Services
3,750,000	DCT Industrial Trust	24,263
	Industrial Properties
2,476,000	Summit Hotel Properties (b)	21,145
	Owner of Select Service Hotels
3,500,000	Kite Realty Group (b)	17,850
	Community Shopping Centers
2,800	Orix JREIT (Japan)	13,676
	Diversified REIT
10,000,000	Mapletree Industrial Trust (Singapore)	11,476
	Industrial Property Landlord
8,845,000	Mapletree Commercial Trust (Singapore)	8,426
	Retail & Office Property Landlord
		888,107
	> Transportation 1.3%
3,100,000	Rush Enterprises, Class A (a)(b)	59,706
550,000	Rush Enterprises, Class B (a)(b)	9,246
	Truck Sales & Service
1,155,000	JB Hunt Transport Services	60,106
	Truck & Intermodal Carrier
2,400,000	Heartland Express	32,064
	Regional Trucker
704,000	World Fuel Services	25,069
	Global Fuel Broker
300,000	Genesee & Wyoming (a)	20,058
	Short-line Operator
350,000	Kirby (a)	19,348
	Largest Operator of U.S. (Jones Act) Liquid Tank Barges
		225,597
	> Regulated Utilities 0.9%
2,000,000	Northeast Utilities	76,460
	Regulated Electric Utility
1,660,000	Wisconsin Energy	62,532
	Wisconsin Utility
500,000	Allete	20,870
	Minnesota Regulated Electric Utility
		159,862
Other Industries: Total		1,273,566
Total Equities: 96.2% (Cost: $10,403,931)		16,887,006
Number of Shares		Value (000)
Securities Lending Collateral 2.4%
418,965,955	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (f)	$418,966
Total Securities Lending Collateral: (Cost: $418,966)		418,966
Total Investments: 98.6% (Cost: $10,822,897)(g)(h)		17,305,972	(i)
Obligation to Return Collateral for Securities Loaned: (2.4)%		(418,966)
Cash and Other Assets Less Liabilities: 3.8%		664,276
Total Net Assets: 100.0%		$17,551,282

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/12	Value	Dividend
AboveNet*	1,400,000	-	1,400,000	-	$-	$-
Acorn Energy	1,500,000	5,246	-	1,505,246	13,427	190
AFC Enterprises	2,000,000	-	-	2,000,000	49,200	-
Alimera Sciences	2,040,000	-	-	2,040,000	5,263	-
Associated Estates Realty	3,700,000	-	-	3,700,000	56,092	1,961
Auxilium Pharmaceuticals	3,033,715	216,285	-	3,250,000	79,495	-
Bally Technologies	3,725,000	-	-	3,725,000	183,978	-
Boingo Wireless	1,500,000	360,682	-	1,860,682	14,774	-
CAI International	1,123,400	-	-	1,123,400	23,052	-
Cavco Industries	460,000	-	-	460,000	21,109	-
Cepheid	3,200,000	1,770,000	-	4,970,000	171,515	-
Chelsea Therapeutics International	4,550,000	1,200,000	801,000	4,949,000	5,939	-
Cogent Communications*	2,520,000	-	320,000	2,200,000	50,578	220
Constant Contact*	2,350,000	-	1,150,000	1,200,000	20,880	-
Donaldson**	4,200,000	4,200,000	-	8,400,000	291,564	2,184
Drew Industries	1,500,000	380,000	-	1,880,000	56,795	-
Duluth Metals	7,500,000	-	-	7,500,000	17,928	-
DuPont Fabros Technology	3,350,000	350,000	-	3,700,000	93,425	1,377
eResearch Technology*	4,900,000	-	4,900,000	-	-	-
ESCO Technologies	2,200,000	-	-	2,200,000	85,470	528
ExlService Holdings	1,145,000	473,000	-	1,618,000	47,731	-
Gaiam	1,371,366	-	-	1,371,366	4,786	-
General Communications*	2,000,000	-	500,000	1,500,000	14,700	-
GLG Life Tech	1,750,000	-	84,730	1,665,270	227	-
Gulf United Energy	-	50,000,000	-	50,000,000	3,000	-
H & E Equipment Services	3,400,000	-	-	3,400,000	41,208	23,800
Hackett Group+	4,500,000	-	650,793	3,849,207	16,090	-
HEICO***	2,250,000	813,000	-	3,063,000	93,452	319
Helen of Troy	1,600,000	-	-	1,600,000	50,928	-
Horizon Pharma*	1,095,000	-	-	1,095,000	3,800	-
iGATE	3,400,000	-	-	3,400,000	61,778	-
II-VI	4,550,000	-	-	4,550,000	86,541	-
Insperity	1,210,000	336,000	-	1,546,000	39,006	650
Interline Brands*	2,600,000	-	2,600,000	-	-	-
InterMune*	2,950,000	900,000	1,825,000	2,025,000	18,164	-
IPG Photonics	2,780,000	-	-	2,780,000	159,294	-
IXYS	1,900,000	-	-	1,900,000	18,848	-
Kaiser Federal	452,146	-	-	452,146	6,823	99
Kenexa*	1,700,000	-	775,000	925,000	42,393	-
Kite Realty Group	3,500,000	-	-	3,500,000	17,850	630
Knoll	4,200,000	-	-	4,200,000	58,590	1,344
Lifetime Fitness	2,190,000	-	-	2,190,000	100,171	-
lululemon athletica*	5,740,000	-	1,235,000	4,505,000	333,100	-
Marlin Business Services	1,091,000	-	-	1,091,000	23,140	218
MB Financial	2,360,000	500,000	-	2,860,000	56,485	83
McGrath Rentcorp	2,150,000	-	-	2,150,000	56,093	1,505
Mettler-Toledo International	1,600,000	-	-	1,600,000	273,184	-
Micromet*	6,702,347	64,547	6,766,894	-	-	-
Moog	2,775,000	225,000	-	3,000,000	113,610	-
Navigant Consulting	2,800,000	700,000	-	3,500,000	38,675	-
NPS Pharmaceuticals	6,000,000	-	-	6,000,000	55,500	-
Pericom Semiconductor	1,765,000	-	-	1,765,000	15,329	-
Petroamerica Oil*	30,275,000	-	5,275,000	25,000,000	5,340	-
Petrodorado Energy	26,000,000	-	-	26,000,000	4,760	-
PetroMagdalena Energy*	7,582,928	-	7,582,928	-	-	-
Petromanas	37,500,000	-	-	37,500,000	7,629	-
Pier 1 Imports	5,600,000	1,000,000	-	6,600,000	123,684	488
Pinnacle Entertainment	3,950,000	-	-	3,950,000	48,388	-

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/12	Value	Dividend
Raptor Pharmaceutical	3,455,000	745,000	1,200,000	3,000,000	$16,680	$-
Rush Enterprises	3,350,000	300,000	-	3,650,000	68,952	-
Ryman Hospitality Properties	3,850,000	-	-	3,850,000	152,190	-
SABA	-	2,000,000	-	2,000,000	19,980	-
Salem Communications*	1,527,700	-	1,527,700	-	-	-
Santa Maria Petroleum****	50,000,000	-	45,000,000	5,000,000	689	-
Seattle Genetics	6,153,000	-	-	6,153,000	165,823	-
Shutterfly	3,070,000	300,000	535,000	2,835,000	88,225	-
SPS Commerce	900,000	-	-	900,000	34,623	-
Summit Hotel Properties	1,500,000	976,000	-	2,476,000	21,145	638
Tower Group	1,675,000	1,089,000	-	2,764,000	53,594	1,555
TriCo Bancshares	1,350,000	-	-	1,350,000	22,315	365
True Religion Apparel*	1,507,000	-	1,324,134	182,866	3,901	93
tw telecom	9,500,000	-	-	9,500,000	247,665	-
Tyler Technologies*	1,700,000	-	800,000	900,000	39,618	-
Virtusa	2,125,000	-	-	2,125,000	37,761	-
Warnaco Group*	2,190,000	-	730,000	1,460,000	75,774	-
Wolverine Minerals*	4,000,000	-	-	4,000,000	176	-
World Acceptance	1,505,202	-	220,202	1,285,000	86,673	-
Total of Affiliated Transactions	350,544,804	68,903,760	87,203,381	332,245,183	$4,416,565	$38,247

*  At September 30, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effects of a 2:1 stock split.

***  Includes the effects of a 5:4 stock split.

****  Includes the effects of a 1:10 reverse stock split.

+  Includes the effects of a corporate action.

  The aggregate cost and value of these companies at September 30, 2012, were $2,434,032 and $3,808,141, respectively. Investments in affiliated companies represented 21.70% of the Fund's total net assets at September 30, 2012.

(c)  All or a portion of this security was on loan at September 30, 2012. The total market value of securities on loan at September 30, 2012 was $409,637.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2012, the market value of these securities amounted to $16,743, which represented 0.10% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000	$13,552
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591	1,722
Santa Maria Petroleum	1/14/11	4,110,000	5,193	562
MicroDose Therapeutx	11/24/00	359,944	2,005	238
Voyager Learning - Contingent Value Rights	12/24/09	2,000,000	-	220
Wolverine Minerals	6/3/11	4,000,000	2,005	176
Petrodorado Energy - Warrants	11/20/09	24,000,000	2,965	117
Canadian Overseas Petroleum - Warrants	11/24/10	4,200,000	526	110
Duluth Exploration - Special Warrants	8/19/11	500,000	-	46
Wolverine Minerals - Warrants	6/3/11	2,000,000	243	-
			$31,528	$16,743

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At September 30, 2012, for federal income tax purposes, the cost of investments was $10,822,897 and net unrealized appreciation was $6,483,075 consisting of gross unrealized appreciation of $7,200,375 and gross unrealized depreciation of $717,300.

> Notes to Statement of Investments (dollar values in thousands)

(h)  On September 30, 2012, the market value of foreign securities represented 8.66% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$286,310	1.63
Netherlands	211,135	1.20
Singapore	190,217	1.08
Sweden	116,819	0.67
Colombia	100,974	0.57
Hong Kong	96,092	0.55
Brazil	88,242	0.50
Japan	74,527	0.42
France	52,208	0.30
South Africa	42,368	0.24
Denmark	42,032	0.24
Chile	41,484	0.24
Israel	29,608	0.17
Country	Value	Percentage of Net Assets
China	$28,252	0.16
United Kingdom	25,061	0.14
Russia	17,528	0.10
Mongolia	17,075	0.10
India	15,272	0.09
Uruguay	13,552	0.08
Iraq	11,947	0.07
Iceland	10,863	0.06
Germany	7,878	0.04
Australia	1,278	0.01
Total Foreign Portfolio	$1,520,722	8.66

(i)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$4,494,354	$185,496	$-	$4,679,850
Industrial Goods & Services	3,138,860	204,390	-	3,343,250
Consumer Goods & Services	2,633,984	124,625	220	2,758,829
Finance	1,918,231	-	-	1,918,231
Health Care	1,620,502	18,598	238	1,639,338
Energy & Minerals	1,124,454	135,890	13,598	1,273,942
Other Industries	1,151,174	122,392	-	1,273,566
Total Equities	16,081,559	791,391	14,056	16,887,006
Total Securities Lending Collateral	418,966	-	-	418,966
Total Investments	$16,500,525	$791,391	$14,056	$17,305,972

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes. Securities which have halted or temporarily stopped trading are valued at the last sale and adjusted by a premium or a discount to account for the anticipated re-opening price. These adjustments are determined by the investment manager's experience with similar securities or situations.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$-	$1,575	$1,575	$-

  Financial assets were transferred from Level 1 to Level 2 as trading halted during the period.

  The following table reconciles asset balances for the period ending September 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012
Equities
Consumer Goods & Services	$180	$-	$40	$-	$-	$-	$-	$220
Health Care	270	-	(32)	-	-	-	-	238
Energy & Minerals	12,507	-	1,091	-	-	-	-	13,598
	$12,957	$-	$1,099	$-	$-	$-	$-	$14,056

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at September 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $1,099.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

Columbia Acorn International

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/12	9/30/12
Purchases
Asia
> Japan
Doshisha	828,000	838,000
Glory	1,694,562	1,817,562
Hamamatsu Photonics	0	423,900
Horiba	424,000	711,100
Itochu Techno-Science	0	249,100
Lifenet Insurance	0	813,400
Miraca Holdings	659,500	816,456
Nabtesco	0	672,000
Nihon Parkerizing	756,900	1,169,080
Sanrio	865,800	960,000
Start Today	2,572,724	2,892,724
> Taiwan
Lung Yen	2,469,000	3,835,000
Simplo Technology	5,564,713	6,334,713
> Singapore
Ascendas REIT	20,000,000	22,000,000
Mapletree Commercial Trust	35,000,000	39,467,000
Mapletree Industrial Trust	28,000,000	33,000,000
Mapletree Logistics Trust	35,000,000	40,000,000
Petra Foods	3,071,300	4,772,000
> Hong Kong
AAC Technologies	8,475,000	10,038,000
Lifestyle International	21,845,000	22,000,000
Vitasoy International	4,495,200	9,557,900
> China
51job - ADR	326,700	427,814
Digital China	18,000,300	22,168,300
NetEase.com - ADR	381,300	419,323
New Oriental Education & Technology - ADR	1,100,000	1,200,000
> India
Adani Ports & Special Economic Zone	8,052,053	8,945,000
TTK Prestige	0	63,000
> Korea
BS Financial Group	0	1,208,000
Handsome	474,441	624,441
Hite Jinro	0	138,990
iMarketKorea	580,000	724,727
Kepco Plant Service & Engineering	244,530	305,540
Samsung Engineering	0	57,000
> Indonesia
Ace Indonesia	15,000,000	25,000,000
Archipelago Resources	29,063,787	31,764,600
Mayora Indah	2,176,600	4,275,800
	Number of Shares
	6/30/12	9/30/12
MNC Skyvision	32,766,000	40,047,000
Surya Citra Media	0	7,613,000
Tower Bersama Infrastructure	51,767,300	60,516,300
> Thailand
Home Product Center	110,000,000	125,000,000
Europe
> United Kingdom
Aggreko	596,100	875,000
Asos	0	646,000
Domino's Pizza UK & Ireland	3,107,000	3,789,000
Elementis	0	4,999,847
Rightmove	822,000	998,000
Spirax Sarco	256,202	655,000
WH Smith	1,555,000	2,321,211
> Netherlands
Aalberts Industries	2,546,126	2,742,165
BinckBank	0	449,113
TKH Group	850,468	1,112,468
> France
Compagnie Française de l'Afrique Occidentale	134,254	377,000
Neopost	675,000	770,000
Norbert Dentressangle	232,400	285,704
> Switzerland
Dufry Group	330,000	375,000
Zehnder	280,000	330,000
> Germany
NORMA Group	690,000	1,050,000
Pfeiffer Vacuum	0	130,050
> Italy
Fiat	0	3,791,000
Geox	7,000,000	7,706,873
Pirelli	2,661,000	3,245,000
Tod's	166,200	224,200
> Denmark
Solar	166,013	207,968
> Norway
Atea	2,403,664	3,281,864
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	3,319,000	4,506,259
> Russia
Yandex	1,123,695	1,167,000
> Finland
Stockmann	1,039,429	1,430,429

Columbia Acorn International

Major Portfolio Changes in the Third Quarter (Unaudited), continued

	Number of Shares
	6/30/12	9/30/12
Purchases (continued)
Other Countries
> South Africa
Massmart Holdings	1,025,504	1,574,575
> Canada
CAE	0	3,047,000
> Australia
Challenger Financial	11,936,400	14,652,712
Commonwealth Property Office Fund	48,533,075	49,017,000
Domino's Pizza Enterprises	1,576,290	2,500,000
Regis Resources	0	311,805
SAI Global	0	3,338,561
> United States
FMC Technologies	407,213	669,213
Textainer Group Holdings	965,297	1,103,297
> New Zealand
Telecom NZ	0	3,598,749
Latin America
> Brazil
Arcos Dorados	1,300,000	1,730,000
Odontoprev	4,500,000	5,000,000
> Mexico
Genomma Lab International	0	11,945,000
Herdez	0	1,728,500
> Guatemala
Tahoe Resources	1,403,049	1,434,600
> Chile
Viña Concha y Toro	5,640,000	10,115,274
	Number of Shares
	6/30/12	9/30/12
Sales
Asia
> Japan
Aeon Delight	1,417,438	1,221,938
Aeon Mall	880,474	830,474
Ibiden	857,144	0
Miura	407,050	202,150
Shimadzu	2,600,000	0
Shinsei Bank	15,024,649	0
Torishima Pump Manufacturing	1,346,963	1,069,963
> Taiwan
MStar Semiconductor	3,661,100	0
Radiant Opto-Electronics	6,087,300	4,564,960
St. Shine Optical	2,492,300	2,035,000
Tripod Technologies	12,218,270	8,012,470
> China
Want Want	26,565,000	24,290,000
Zhaojin Mining Industry	18,920,554	9,306,554
> India
Jain Irrigation Systems	11,163,303	1,426,549
S. Kumars Nationwide	10,249,300	0
> Korea
Grand Korea Leisure	1,134,000	852,150
Hyundai Home Shopping	55,000	0
NHN	101,150	0
Europe
> United Kingdom
Chemring	2,303,000	0
Next	262,300	0
Serco	3,375,000	0
> Netherlands
Fugro	460,000	368,000
Koninklijke TenCate	1,234,758	821,137
UNIT4	1,591,702	1,574,145
> France
Mersen	162,844	0
> Switzerland
Bank Sarasin & Cie	580,000	0
Partners Group	310,000	260,000
> Germany
Dürr	500,000	440,000
Rheinmetall	405,000	0
Wirecard	2,500,000	2,160,000
> Sweden
East Capital Explorer	419,877	0
Hexagon	4,056,007	3,957,522

	Number of Shares
	6/30/12	9/30/12
Sales (continued)
Europe—continued
> Russia
Mail.ru - GDR	368,493	0
Petropavlovsk	2,109,700	0
> Ireland
Paddy Power	263,400	74,637
United Drug	4,237,000	0
> Greece
Intralot	4,384,185	0
> Spain
Red Eléctrica de España	618,320	0
Other Countries
> South Africa
Adcock Ingram Holdings	4,992,200	3,938,965
Mr. Price	3,175,083	2,644,083
> Canada
DeeThree Exploration	2,919,000	1,130,000
> United States
BioMarin Pharmaceutical	1,229,871	1,044,000
Hornbeck Offshore	555,500	439,500
World Fuel Services	763,228	428,228
> Israel
Israel Chemicals	4,706,527	3,145,527
> Senegal
Sonatel	42,360	31,200

Columbia Acorn International

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
		Equities: 95.4%
Asia 43.2%
	> Japan 16.7%
5,582,600	Kansai Paint	$61,872
	Paint Producer in Japan, India, China & Southeast Asia
20,227,000	Seven Bank	61,718
	ATM Processing Services
20,096	Wacom	48,628
	Computer Graphic Illustration Devices
1,582,200	Hoshizaki Electric	45,949
	Commercial Kitchen Equipment
2,719,900	Park24	44,443
	Parking Lot Operator
1,817,562	Glory	42,593
	Currency Handling Systems & Related Equipment
2,892,724	Start Today (a)	41,323
	Online Japanese Apparel Retailer
7,780	Orix JREIT	38,001
	Diversified REIT
816,456	Miraca Holdings	36,666
	Outsourced Lab Testing, Diagnostic Equipment & Reagents
960,000	Sanrio (a)	34,336
	Character Goods & Licensing
2,981,100	Kuraray (a)	33,854
	Special Resin, Fine Chemical, Fibers & Textures
295,762	Nakanishi	31,759
	Dental Tools & Machinery
30,500	Jupiter Telecommunications	30,953
	Largest Cable Service Provider in Japan
2,552,000	NGK Insulators (a)	30,534
	Ceramic Products for Auto, Power & Electronics
937,651	Kintetsu World Express	30,010
	Airfreight Logistics
7,620	Kenedix Realty Investment	27,401
	Tokyo Midsize Office REIT
345,000	FP Corporation	27,155
	Disposable Food Trays & Containers
5,540	Mori Hills REIT Investment	26,982
	Tokyo Centric Diversified REIT
1,221,938	Aeon Delight	26,918
	Facility Maintenance & Management
2,137,272	Japan Airport Terminal	25,363
	Airport Terminal Operator at Haneda
1,613,429	Daiseki	24,997
	Waste Disposal & Recycling
838,000	Doshisha	24,286
	Wholesaler
480,000	Disco (a)	23,083
	Semiconductor Dicing & Grinding Equipment
10,360	Advance Residence Investment	21,801
	Residential REIT
300,792	Ain Pharmaciez	21,485
	Dispensing Pharmacy/Drugstore Operator
Number of Shares		Value (000)
1,885,600	Asahi Diamond Industrial	$21,143
	Consumable Diamond Tools
711,100	Horiba	20,963
	Measuring Instruments & Analyzers
830,474	Aeon Mall	20,278
	Suburban Shopping Mall Developer, Owner & Operator
772,000	Misumi Group	19,140
	Industrial Components Distributor
1,169,080	Nihon Parkerizing	17,770
	Metal Surface Treatment Agents & Processing
732,108	Icom	17,668
	Two Way Radio Communication Equipment
1,405,739	Ushio	16,862
	Industrial Light Sources
423,900	Hamamatsu Photonics	14,564
	Optical Sensors for Medical & Industrial Applications
1,940,200	Sintokogio	13,325
	Automated Casting Machines, Surface Treatment System & Consumables
249,100	Itochu Techno-Science	12,947
	IT Network Sales & Services
672,000	Nabtesco (a)	12,371
	Machinery Components
813,400	Lifenet Insurance (a)(b)	10,734
	Online Life Insurance Company in Japan
1,295	Global One Real Estate	7,863
	Office REIT
1,069,963	Torishima Pump Manufacturing	7,608
	Industrial Pump for Power Generation & Water Supply Systems
202,150	Miura	4,887
	Industrial Boiler
24	Fukuoka REIT	175
	Diversified REIT in Fukuoka
		1,080,408
	> Taiwan 6.5%
36,606,000	Far EasTone Telecom	90,333
	Taiwan's Third Largest Mobile Operator
16,410,000	Taiwan Mobile	59,843
	Taiwan's Second Largest Mobile Operator
20,120,000	CTCI Corp	45,962
	International Engineering Firm
6,334,713	Simplo Technology	37,810
	Battery Packs for Notebook & Tablet PCs
2,035,000	St. Shine Optical	26,117
	World's Leading Disposable Contact Lens Original Equipment Manufacturer (OEM)
11,794,000	Chroma Ate	24,777
	Automatic Test Systems, Testing & Measurement Instruments
11,200,000	Taiwan Hon Chuan	24,476
	Beverage Packaging (Bottles, Caps, Labels) Manufacturer
6,603,000	Advantech	24,062
	Industrial PC & Components
4,564,960	Radiant Opto-Electronics	19,730
	LCD Back Light Units & Modules

Number of Shares		Value (000)
	> Taiwan—continued
8,012,470	Tripod Technologies	$19,595
	Printed Circuit Boards (PCB)
3,181,000	President Chain Store	16,980
	Taiwan's Number One Convenience Chain Store Operator
3,000,141	PC Home	16,960
	Taiwanese Internet Retail Company
3,835,000	Lung Yen	13,174
	Funeral Services & Columbaria
37,000	Chipbond	59
	Semiconductor Back-end Packaging Services
		419,878
	> Singapore 4.4%
22,000,000	Ascendas REIT	43,091
	Industrial Property Landlord
25,000,000	Olam International	41,471
	Agriculture Supply Chain Manager
33,000,000	Mapletree Industrial Trust	37,871
	Industrial Property Landlord
39,467,000	Mapletree Commercial Trust	37,597
	Retail & Office Property Landlord
40,000,000	Mapletree Logistics Trust	36,578
	Industrial Property Landlord
20,000,000	CDL Hospitality Trust	33,061
	Hotel Owner/Operator
15,000,000	Goodpack Limited	22,626
	International Bulk Container Leasing
3,500,000	Singapore Exchange	19,893
	Singapore Equity & Derivatives Market Operator
4,772,000	Petra Foods	9,527
	Cocoa Processor & Chocolate Manufacturer
		281,715
	> Hong Kong 4.1%
6,500,000	Melco Crown Entertainment - ADR (a)(b)	87,620
	Macau Casino Operator
22,000,000	Lifestyle International	45,348
	Mid- to High-end Department Store Operator in Hong Kong & China
15,625,000	L'Occitane International	41,196
	Skin Care & Cosmetics Producer
10,038,000	AAC Technologies	36,092
	Miniature Acoustic Components
30,000,000	Sasa International	20,455
	Cosmetics Retailer
10,000,000	MGM China Holdings	17,176
	Macau Casino Operator
9,557,900	Vitasoy International	8,339
	Hong Kong Soy Food Brand
8,000,000	Melco International	7,101
	Macau Casino Operator
		263,327
	> China 2.7%
22,168,300	Digital China	35,181
	IT Distribution & Systems Integration Services
Number of Shares		Value (000)
24,290,000	Want Want	$30,920
	Chinese Branded Consumer Food Company
419,323	NetEase.com - ADR (b)	23,541
	Chinese Online Gaming Services
1,200,000	New Oriental Education & Technology - ADR (a)	20,004
	Education Service Provider
260,000,000	RexLot Holdings	19,714
	Lottery Equipment Supplier in China
427,814	51job - ADR (b)	19,166
	Integrated Human Resource Services
9,306,554	Zhaojin Mining Industry	16,856
	Gold Mining & Refining in China
30,000,000	AMVIG Holdings	8,931
	Chinese Tobacco Packaging Material Supplier
		174,313
	> India 2.3%
2,262,300	United Breweries	28,031
	India's Largest Brewer
341,652	Asian Paints	25,464
	India's Largest Paint Company
8,945,000	Adani Ports & Special Economic Zone	21,559
	Indian West Coast Shipping Port
13,195,000	Redington India	19,537
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
1,550,000	Shriram Transport Finance	18,172
	Used Truck Finance
545,000	Colgate Palmolive India (b)	12,488
	Consumer Products in Oral Care
1,600,000	Titan Industries	7,910
	Jewlery, Watches, Eyeglasses
27,212,878	REI Agro	5,469
	Basmati Rice Processing
63,000	TTK Prestige (b)	4,441
	Branded Cooking Equipment
1,650,000	SKIL Ports and Logistics (b)	2,851
	Indian Container Port Project
1,426,549	Jain Irrigation Systems	1,881
	Agricultural Micro-irrigation Systems & Food Processing
		147,803
	> Korea 1.9%
852,150	Grand Korea Leisure	22,420
	'Foreigner Only' Casino Group in Korea
724,727	iMarketKorea	18,468
	Procurement, Distribution of MRO (Maintenance Repair Operations) Goods
623,120	Woongjin Coway	17,240
	Korean Household Appliance Rental Service Provider
624,441	Handsome	15,710
	Korea's Leading High-end Apparel Company
305,540	Kepco Plant Service & Engineering	13,848
	Power Plant & Grid Maintenance
1,208,000	BS Financial Group	12,976
	Regional Bank in Busan

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Korea—continued
182,000	Hana Tour Service	$9,906
	Korea's Largest Wholesale Tour Provider
57,000	Samsung Engineering	9,780
	Global Engineering, Procurement, Construction (EPC) Firm
138,990	Hite Jinro (b)	3,041
	Leading Beer & Spirits Manufacturer
		123,389
	> Indonesia 1.7%
31,764,600	Archipelago Resources (b)(c)	30,776
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
60,516,300	Tower Bersama Infrastructure (b)	28,103
	Communications Towers
25,000,000	Ace Indonesia	16,035
	Home Improvement Retailer
4,275,800	Mayora Indah	9,985
	Consumer Branded Food Manufacturer
7,613,000	Surya Citra Media	8,751
	Free to Air TV in Indonesia
40,047,000	MNC Skyvision (b)	8,683
	Largest Satellite Pay TV Operator in Indonesia
12,488,000	Mitra Adiperkasa	8,316
	Operator of Department Store & Specialty Retail Stores
6,217,500	Southern Arc Minerals (b)(c)	2,214
	Gold & Copper Exploration in Indonesia
		112,863
	> Thailand 0.8%
125,000,000	Home Product Center	53,061
	Home Improvement Retailer
699,700	Samui Airport Property Fund (b)	327
	Thai Airport Operator
		53,388
	> Philippines 0.8%
73,221,250	SM Prime Holdings	24,880
	Shopping Mall Operator
7,931,700	Int'l Container Terminal	13,369
	Container Handling Terminals & Port Management
19,454,700	Manila Water Company	12,605
	Water Utility Company in Philippines
		50,854
	> Mongolia 0.8%
74,865,700	Mongolian Mining (b)	34,085
	Coking Coal Mining in Mongolia
1,049,943	Turquoise Hill Resources (a)(b)	8,939
914,678	Turquoise Hill Resources (a)(b)(d)	7,756
	Copper Mine Project in Mongolia
		50,780
	> Cambodia 0.5%
60,000,000	Nagacorp	33,622
	Casino/Entertainment Complex in Cambodia
		33,622
Asia: Total		2,792,340
Number of Shares		Value (000)
Europe 29.9%
	> United Kingdom 6.2%
935,500	Intertek Group	$41,392
	Testing, Inspection, Certification Services
875,000	Aggreko	32,682
	Temporary Power & Temperature Control Services
3,789,000	Domino's Pizza UK & Ireland	32,489
	Pizza Delivery in the UK, Ireland & Germany
2,281,600	JLT Group	28,204
	International Business Insurance Broker
8,785,000	BBA Aviation	28,017
	Aviation Support Services
998,000	Rightmove	25,269
	Internet Real Estate Listings
2,321,211	WH Smith	24,233
	Newsprint, Books & General Stationery Retailer
646,000	Asos (a)(b)	22,918
	Internet-based Retailer to Hipsters Up to Age 35
655,000	Spirax Sarco	22,116
	Steam Systems for Manufacturing & Process Industries
1,761,742	Smith and Nephew	19,445
	Medical Equipment & Supplies
517,000	Rotork	18,893
	Valve Actuators for Oil & Water Pipelines
4,999,847	Elementis	18,731
	Clay-based Additives
2,300,000	Greggs	18,644
	Bakery
2,855,000	Abcam	18,522
	Online Sales of Antibodies
1,773,408	Shaftesbury	15,120
	London Prime Retail REIT
4,163,948	PureCircle (a)(b)	14,120
	Natural Sweeteners
1,907,154	Premier Oil (b)	11,053
	Oil & Gas Producer in Europe, Pakistan & Asia
382,581	Tullow Oil	8,464
	Oil & Gas Producer
2,272,000	Sterling Resources (a)(b)	3,097
	Oil & Gas Exploration - Europe
		403,409
	> Netherlands 4.2%
2,742,165	Aalberts Industries	49,228
	Flow Control & Heat Treatment
1,574,145	UNIT4 (c)	42,449
	Business Software Development
1,515,723	Imtech	40,007
	Electromechanical & Information Communications Technology Installation & Maintenance
1,252,514	Arcadis	26,509
	Engineering Consultants
368,000	Fugro	25,026
	Subsea Oilfield Services

Number of Shares		Value (000)
	> Netherlands—continued
1,112,468	TKH Group	$23,231
	Dutch Industrial Conglomerate
317,424	Vopak	22,288
	World's Largest Operator of Petroleum & Chemical Storage Terminals
821,137	Koninklijke TenCate	18,904
	Advanced Textiles & Industrial Fabrics
143,395	Core Labs	17,420
	Oil & Gas Reservoir Consulting
449,113	BinckBank	3,304
	Discount Brokerage & Asset Management
		268,366
	> France 3.9%
553,000	Eurofins Scientific	78,454
	Food, Pharmaceuticals & Materials Screening & Testing
729,700	Gemalto	64,185
	Digital Security Solutions
770,000	Neopost	42,518
	Postage Meter Machines
971,800	Saft	22,510
	Niche Battery Manufacturer
285,704	Norbert Dentressangle	19,202
	Leading European Logistics & Transport Group
377,000	Compagnie Française de l'Afrique Occidentale	18,056
	African Wholesaler & Distributor
1,831,204	Hi-Media (a)(b)	4,683
	Online Advertiser in Europe
		249,608
	> Switzerland 3.5%
255,000	Geberit	55,447
	Plumbing Supplies
260,000	Partners Group	54,101
	Private Markets Asset Management
375,000	Dufry Group (b)	44,936
	Operates Airport Duty Free & Duty Paid Shops
15,500	Sika	31,610
	Chemicals for Construction & Industrial Applications
330,000	Zehnder	19,579
	Radiators & Heat Recovery Ventilation Systems
170,000	Kuehne & Nagel	19,196
	Freight Forwarding/Logistics
		224,869
	> Germany 3.2%
2,160,000	Wirecard	49,602
	Online Payment Processing & Risk Management
148,295	Rational	37,170
	Commercial Ovens
440,000	Dürr	29,306
	Automotive Plant Engineering & Associated Capital Equipment
1,050,000	NORMA Group	28,335
	Clamps for Automotive & Industrial Applications
Number of Shares		Value (000)
625,000	CTS Eventim	$18,581
	Event Ticket Sales
130,050	Pfeiffer Vacuum	13,889
	Vacuum Pumps
165,400	Bertrandt	12,221
	Outsourced Engineering
333,000	Elringklinger	8,811
	Automobile Components
338,886	Deutsche Beteiligungs	8,427
	Private Equity Investment Management
		206,342
	> Sweden 2.3%
3,957,522	Hexagon	84,828
	Design, Measurement & Visualization Software & Equipment
4,150,024	Sweco (c)	43,751
	Engineering Consultants
658,700	Unibet	18,451
	European Online Gaming Operator
		147,030
	> Italy 1.7%
3,245,000	Pirelli (a)	34,945
	Global Tire Supplier
224,200	Tod's (a)	24,230
	Leather Shoes & Bags
7,706,873	Geox (a)	20,362
	Apparel & Shoe Maker
3,791,000	Fiat (b)	20,227
	Leading Automotive Manufacturer in the U.S., Latin America & Italy
7,248,893	CIR	8,197
	Italian Holding Company
		107,961
	> Denmark 1.4%
1,648,800	Novozymes	45,444
	Industrial Enzymes
168,042	SimCorp	35,888
	Software for Investment Managers
207,968	Solar	11,471
	Technical Wholesaler of Electrical, Plumbing & HVAC Equipment
		92,803
	> Norway 0.5%
3,281,864	Atea	32,223
	Leading Nordic IT Hardware/Software Reseller & Installation Company
		32,223
	> Iceland 0.5%
35,982,499	Marel	31,954
	Largest Manufacturer of Poultry & Fish Processing Equipment
		31,954

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Kazakhstan 0.5%
4,506,259	Halyk Savings Bank of Kazakhstan - GDR (b)	$31,544
	Largest Retail Bank & Insurer in Kazakhstan
		31,544
	> Russia 0.4%
1,167,000	Yandex (b)	28,136
	Search Engine for Russian & Turkish Languages
		28,136
	> Finland 0.4%
1,430,429	Stockmann (a)	27,260
	Department Store & Fashion Retailer in Scandinavia & Russia
		27,260
	> Czech Republic 0.4%
130,682	Komercni Banka	25,941
	Leading Czech Universal Bank
		25,941
	> Belgium 0.4%
438,880	EVS Broadcast Equipment	24,234
	Digital Live Mobile Production Software & Systems
		24,234
	> Portugal 0.3%
8,635,000	Redes Energéticas Nacionais	22,293
	Portuguese Power Transmission & Gas Transportation
		22,293
	> Ireland 0.1%
74,637	Paddy Power	5,537
	Irish Betting Services
		5,537
Europe: Total		1,929,510
Other Countries 17.0%
	> South Africa 4.6%
1,170,188	Naspers	72,403
	Media in Africa, China, Russia & Other Emerging Markets
19,098,300	Rand Merchant Insurance	49,404
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
11,763,907	Coronation Fund Managers	43,816
	South African Fund Manager
2,644,083	Mr. Price	40,025
	South African Retailer of Apparel, Household & Sporting Goods
1,574,575	Massmart Holdings	31,577
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
8,679,940	Northam Platinum	31,307
	Platinum Mining in South Africa
3,938,965	Adcock Ingram Holdings	28,107
	Manufacturer of Pharmaceuticals & Medical Supplies
		296,639
Number of Shares		Value (000)
	> Canada 4.4%
1,212,597	ShawCor	$52,643
	Oil & Gas Pipeline Products
1,403,772	CCL Industries	51,861
	Leading Global Label Manufacturer
3,047,000	CAE	32,636
	Flight Simulator Equipment & Training Centers
653,200	Onex Capital	25,780
	Private Equity
582,942	AG Growth (a)	19,117
	Leading Manufacturer of Augers & Grain Handling Equipment
770,576	Black Diamond Group (a)	17,573
	Provides Accommodations/Equipment for Oil Sands Development
2,096,514	Horizon North Logistics	16,996
	Provides Diversified Oil Service Offering in Northern Canada
984,500	Alliance Grain Traders (a)	14,481
	Global Leader in Pulse Processing & Distribution
1,142,377	DeeThree Exploration (b)	6,531
1,130,000	DeeThree Exploration (b)(e)	6,428
	Canadian Oil & Gas Producer
263,857	Baytex (a)	12,539
	Oil & Gas Producer in Canada
454,000	Celtic Exploration (b)	8,442
	Canadian Oil & Gas Producer
450,000	Athabasca Oil Sands (b)	6,033
	Oil Sands & Unconventional Oil Development
1,607,306	Pan Orient	4,627
	Asian Oil & Gas Explorer
1,611,000	Americas Petrogas (a)(b)	3,032
	Oil & Gas Exploration in Argentina, Potash in Peru
332,700	Crew Energy (b)	2,450
	Canadian Oil & Gas Producer
		281,169
	> Australia 4.0%
49,017,000	Commonwealth Property Office Fund	52,513
	Australia Prime Office REIT
14,652,712	Challenger Financial	49,317
	Largest Annuity Provider
3,973,200	UGL	42,984
	Engineering & Facilities Management
498,560	Cochlear	34,588
	Cochlear Implants
7,595,003	IAG	34,255
	General Insurance Provider
2,500,000	Domino's Pizza Enterprises	27,016
	Domino's Pizza Operator in AU/NZ & France/Benelux
3,338,561	SAI Global	14,635
	Publishing, Certification, Compliance Services
311,805	Regis Resources (b)	1,834
	Gold Mining in Australia
		257,142

Number of Shares		Value (000)
	> United States 3.1%
952,080	Atwood Oceanics (b)	$43,272
	Offshore Drilling Contractor
1,044,000	BioMarin Pharmaceutical (b)	42,042
	Biotech Focused on Orphan Diseases
1,103,297	Textainer Group Holdings (a)	33,706
	Top International Container Leasor
669,213	FMC Technologies (b)	30,985
	Oil & Gas Well Head Manufacturer
548,900	Rowan (b)	18,536
	Contract Offshore Driller
439,500	Hornbeck Offshore (b)	16,108
	Supply Vessel Operator in U.S. Gulf of Mexico
428,228	World Fuel Services	15,249
	Global Fuel Broker
		199,898
	> Israel 0.7%
3,145,527	Israel Chemicals	38,205
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
625,000	Caesarstone (b)	8,812
	Quartz Countertops
		47,017
	> New Zealand 0.1%
3,598,749	Telecom NZ	7,085
	Primary Telecom Operator
		7,085
	> Senegal 0.1%
31,200	Sonatel	7,029
	Leading Telecoms Operator in Western Africa
		7,029
Other Countries: Total		1,095,979
Latin America 5.3%
	> Brazil 3.0%
3,700,000	Localiza Rent A Car	64,099
	Car Rental
5,000,000	Odontoprev	27,870
	Dental Insurance
1,880,200	Mills Estruturas e Servicos de Engenharia	26,971
	Civil Engineering & Construction
1,730,000	Arcos Dorados (a)	26,694
	McDonald's Master Franchise for Latin America
1,200,000	Multiplus	24,429
	Loyalty Program Operator in Brazil
3,577,000	MRV Engenharia	21,191
	Brazilan Property Developer
		191,254
	> Mexico 1.2%
600,000	Grupo Aeroportuario del Sureste - ADR	53,160
	Mexican Airport Operator
11,945,000	Genomma Lab International (b)	23,117
	Develops, Markets & Distributes Consumer Products
Number of Shares		Value (000)
1,728,500	Herdez (b)	$4,450
	Processed Foods Producer & Distributor
		80,727
	> Guatemala 0.5%
1,434,600	Tahoe Resources (b)	29,214
	Silver Project in Guatemala
		29,214
	> Chile 0.3%
10,115,274	Viña Concha y Toro	21,131
	Global Branded Wine Manufacturer
		21,131
	> Uruguay 0.2%
1,306,818	Union Agriculture Group (b)(e)(f)	13,552
	Farmland Operator in Uruguay
		13,552
	> Colombia 0.1%
7,850,769	Canacol (b)	3,833
	Oil Producer in South America
22,525,000	Gulf United Energy (b)	1,352
	Prospecting for Oil Alongside Large Producers in Colombia
		5,185
	> Argentina —%
7,425,000	Madalena Ventures (b)	1,812
	Oil & Gas Exploration in Argentina
		1,812
Latin America: Total		342,875
Total Equities: 95.4% (Cost: $4,781,451)		6,160,704
Securities Lending Collateral 3.2%
209,235,253	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (g)	209,235
Total Securities Lending Collateral: (Cost: $209,235)		209,235
Total Investments: 98.6% (Cost: $4,990,686)(h)(i)		6,369,939	(j)
Obligation to Return Collateral for Securities Loaned: (3.2)%		(209,235)
Cash and Other Assets Less Liabilities: 4.6%		301,639
Total Net Assets: 100.0%		$6,462,343

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  All or a portion of this security was on loan at September 30, 2012. The total market value of securities on loan at September 30, 2012 was $200,170.

(b)  Non-income producing security.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/12	Value	Dividend
Archipelago Resources	29,063,787	2,700,813	-	31,764,600	$30,776	$-
DeeThree Exploration*	4,061,377	-	1,789,000	2,272,377	12,959	-
Koninklijke TenCate*	1,371,573	53,685	604,121	821,137	18,904	-
Southern Arc Minerals	6,217,500	-	-	6,217,500	2,214	-
Sweco	4,150,024	-	-	4,150,024	43,751	1,574
UNIT4	1,591,702	-	17,557	1,574,145	42,449	677
Wacom*	23,790	-	3,694	20,096	48,628	794
Workspace Group*	8,000,000	-	8,000,000	-	-	298
Total of Affiliated Transactions	54,479,753	2,754,498	10,414,372	46,819,879	$199,681	$3,343

*  At September 30, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at September 30, 2012, were $80,395 and $119,190, respectively. Investments in affiliated companies represented 1.84% of the Fund's total net assets at September 30, 2012.

(d)  Security is traded on a U.S. exchange.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2012, the market value of these securities amounted to $19,980, which represented 0.31% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000	$13,552
DeeThree Exploration	9/7/10	1,130,000	2,951	6,428
			$17,951	$19,980

(f)  Illiquid security.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At September 30, 2012, for federal income tax purposes, the cost of investments was $4,990,686 and net unrealized appreciation was $1,379,253 consisting of gross unrealized appreciation of $1,671,351 and gross unrealized depreciation of $292,098.

(i)  On September 30, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,080,408	16.7
Euro	894,182	13.9
United States Dollar	538,654	8.4
British Pound	433,939	6.7
Taiwan Dollar	419,878	6.5
Hong Kong Dollar	355,016	5.5
Canadian Dollar	330,279	5.1
Other currencies less than 5% of total net assets	2,108,348	32.6
Total Portfolio	$6,160,704	95.4

(j)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

> Notes to Statement of Investments (dollar values in thousands)

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$169,240	$2,623,100	$-	$2,792,340
Europe	48,653	1,880,857	-	1,929,510
Other Countries	483,451	612,528	-	1,095,979
Latin America	329,323	-	13,552	342,875
Total Equities	1,030,667	5,116,485	13,552	6,160,704
Total Securities Lending Collateral	209,235	-	-	209,235
Total Investments	$1,239,902	$5,116,485	$13,552	$6,369,939

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$15,784	$-	$-	$15,784

  Financial assets were transferred from Level 2 to Level 1 as resale restrictions no longer apply.

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

The following table reconciles asset balances for the period ending September 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012
Equities
Latin America	$12,462	$-	$1,090	$-	$-	$-	$-	$13,552
	$12,462	$-	$1,090	$-	$-	$-	$-	$13,552

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at September 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $1,090.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

Columbia Acorn International

Portfolio Diversification (Unaudited)

At September 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$583,550	9.0
Machinery	393,057	6.1
Industrial Materials & Specialty Chemicals	361,226	5.6
Construction	138,160	2.1
Conglomerates	80,656	1.2
Electrical Components	69,906	1.1
Industrial Distribution	52,565	0.9
Outsourcing Services	26,070	0.4
	1,705,190	26.4
> Consumer Goods & Services
Retail	397,910	6.2
Food & Beverage	264,309	4.1
Casinos & Gaming	211,640	3.3
Nondurables	140,404	2.2
Other Consumer Services	94,928	1.5
Consumer Goods Distribution	79,229	1.2
Other Durable Goods	79,191	1.2
Travel	74,005	1.1
Apparel	63,332	1.0
Restaurants	59,505	0.9
Educational Services	20,004	0.3
Other Entertainment	18,581	0.3
Furniture & Textiles	8,813	0.1
	1,511,851	23.4
> Information
Computer Hardware & Related Equipment	274,337	4.3
Mobile Communications	195,948	3.0
Business Software	163,166	2.5
Internet Related	149,350	2.3
Financial Processors	69,495	1.1
Instrumentation	60,304	0.9
Computer Services	45,170	0.7
Electronics Distribution	35,181	0.6
CATV	30,953	0.5
Semiconductors & Related Equipment	23,142	0.4
Telephone & Data Services	14,114	0.2
TV Broadcasting	8,751	0.1
Satellite Broadcasting & Services	8,683	0.1
Advertising	4,683	0.1
	1,083,277	16.8
> Other Industries
Real Estate	424,126	6.6
Transportation	113,301	1.8
Regulated Utilities	34,897	0.5
	572,324	8.9
	Value (000)	Percentage of Net Assets
> Energy & Minerals
Oil Services	$221,139	3.4
Mining	180,401	2.8
Oil & Gas Producers	79,691	1.2
Agricultural Commodities	28,032	0.4
Oil Refining, Marketing & Distribution	22,288	0.4
	531,551	8.2
> Finance
Insurance	199,782	3.1
Banks	132,179	2.0
Brokerage & Money Management	109,648	1.7
Finance Companies	77,657	1.2
	519,266	8.0
> Health Care
Medical Equipment & Devices	85,791	1.3
Medical Supplies	44,639	0.7
Biotechnology & Drug Delivery	42,042	0.7
Health Care Services	36,666	0.6
Pharmaceuticals	28,107	0.4
	237,245	3.7
Total Equities:	6,160,704	95.4
Security Lending Collateral:	209,235	3.2
Total Investments:	6,369,939	98.6
Obligation to Return Collateral for Securities Loaned:	(209,235)	(3.2)
Cash and Other Assets Less Liabilities:	301,639	4.6
Net Assets:	$6,462,343	100.0

Columbia Acorn USA

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/12	9/30/12
Purchases
Information
Virtusa	0	192,000
Industrial Goods & Services
Generac	0	155,000
Consumer Goods & Services
Choice Hotels	0	75,000
Interface	621,500	756,000
Finance
CAI International	376,000	415,208
Health Care
ARIAD Pharmaceuticals	379,040	466,000
Cepheid	551,600	587,600
NPS Pharmaceuticals	1,163,600	1,275,000
Sirona Dental Systems	202,000	246,012
Synageva Biopharma	129,002	177,000
Energy & Minerals
PDC Energy	170,000	182,000
	Number of Shares
	6/30/12	9/30/12
Sales
Information
Advent Software	198,000	0
Blackbaud	67,869	0
Infinera	752,000	323,278
Monolithic Power Systems	426,000	366,000
NetSuite	211,000	197,000
SBA Communications	529,000	300,000
WMS Industries	235,000	167,000
Zebra Technologies	292,000	0
Industrial Goods & Services
Albany International	170,000	0
Ametek	1,314,450	1,264,000
Clean Harbors	65,000	50,000
GrafTech International	616,000	413,634
Consumer Goods & Services
Jarden	126,000	0
lululemon athletica	583,000	565,000
Pool	472,000	429,000
Finance
Pacific Continental Bank	503,426	217,117
World Acceptance	345,000	315,000
Health Care
BioMarin Pharmaceutical	520,000	415,000
Other Industries
Kilroy Realty	77,000	0
World Fuel Services	230,000	128,000
Energy & Minerals
Swift Energy	168,000	0

Columbia Acorn USA

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
		Equities: 99.4%
Information 29.6%
	> Business Software 8.9%
698,000	Micros Systems (a)	$34,286
	Information Systems for Hotels, Restaurants & Retailers
910,000	Informatica (a)	31,677
	Enterprise Data Integration Software
375,000	Ansys (a)	27,525
	Simulation Software for Engineers & Designers
243,000	Concur Technologies (a)	17,916
	Web-enabled Cost & Expense Management Software
197,000	NetSuite (a)	12,569
	End-to-end IT Systems Solutions Delivered Over the Web
290,000	SPS Commerce (a)	11,156
	Supply Chain Management Software Delivered via the Web
337,000	SABA (a)	3,367
	Learning Management Systems
400,000	Velti (a)(b)	3,348
	Mobile Marketing Software Platform
19,305	Eloqua (a)	381
	Marketing Automation Software
31,804	Exa (a)	345
	Simulation Software
		142,570
	> Instrumentation 4.2%
180,000	Mettler-Toledo International (a)	30,733
	Laboratory Equipment
525,000	IPG Photonics (a)(b)	30,082
	Fiber Lasers
151,000	Trimble Navigation (a)	7,197
	GPS-based Instruments
		68,012
	> Semiconductors & Related Equipment 3.6%
690,000	Microsemi (a)	13,848
	Analog/Mixed Signal Semiconductors
1,958,000	Atmel (a)	10,299
	Microcontrollers, Radio Frequency & Memory Semiconductors
262,000	Ultratech (a)	8,222
	Semiconductor Equipment
366,000	Monolithic Power Systems (a)	7,228
	High Performance Analog & Mixed Signal Integrated Circuits
961,000	ON Semiconductor (a)	5,929
	Mixed Signal & Power Management Semiconductors
1,075,000	TriQuint Semiconductor (a)	5,429
	Radio Frequency Semiconductors
390,000	Pericom Semiconductor (a)	3,387
	Interface Integrated Circuits & Frequency Control Products
50,000	Hittite Microwave (a)	2,774
	Radio Frequency, Microwave & Millimeterwave Semiconductors
		57,116
Number of Shares		Value (000)
	> Telephone & Data Services 2.6%
1,457,000	tw telecom (a)	$37,984
	Fiber Optic Telephone/Data Services
400,000	Boingo Wireless (a)(b)	3,176
	Wholesale & Retail WiFi Networks
		41,160
	> Computer Services 2.3%
556,000	ExlService Holdings (a)	16,402
	Business Process Outsourcing
97,000	Syntel	6,054
	Offshore IT Services
359,000	WNS - ADR (India) (a)	3,676
	Offshore BPO (Business Process Outsourcing) Services
640,000	RCM Technologies (a)(c)	3,481
	Technology & Engineering Services
192,000	Virtusa (a)	3,412
	Offshore IT Outsourcing
776,766	Hackett Group (a)	3,247
	IT Integration & Best Practice Research
		36,272
	> Gaming Equipment & Services 2.2%
660,000	Bally Technologies (a)	32,597
	Slot Machines & Software
167,000	WMS Industries (a)	2,736
	Slot Machine Provider
		35,333
	> Computer Hardware & Related Equipment 2.1%
1,317,000	II-VI (a)	25,049
	Laser Optics & Specialty Materials
160,000	NICE Systems - ADR (Israel) (a)	5,315
	Audio & Video Recording Solutions
97,000	Netgear (a)	3,700
	Networking Products for Small Business & Home
		34,064
	> Telecommunications Equipment 1.6%
813,000	Ixia (a)	13,065
	Telecom Network Test Equipment
732,000	Finisar (a)	10,468
	Optical Subsystems & Components
323,278	Infinera (a)(b)	1,771
	Optical Networking Equipment
		25,304
	> Mobile Communications 1.2%
300,000	SBA Communications (a)	18,870
	Communications Towers
		18,870
	> Contract Manufacturing 0.4%
236,000	Plexus (a)	7,149
	Electronic Manufacturing Services
		7,149
	> Financial Processors 0.4%
153,000	Global Payments	6,400
	Credit Card Processor
		6,400

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> TV Broadcasting 0.1%
875,000	Entravision Communications	$1,173
	Spanish Language TV & Radio Stations
		1,173
Information: Total		473,423
Industrial Goods & Services 17.5%
	> Machinery 14.0%
1,264,000	Ametek	44,809
	Aerospace/Industrial Instruments
747,200	Nordson	43,801
	Dispensing Systems for Adhesives & Coatings
835,000	ESCO Technologies	32,440
	Automatic Electric Meter Readers
890,000	Donaldson	30,892
	Industrial Air Filtration
631,000	HEICO	19,252
	FAA Approved Aircraft Replacement Parts
436,000	Moog (a)	16,511
	Motion Control Products for Aerospace, Defense & Industrial Markets
260,000	Toro	10,343
	Turf Maintenance Equipment
222,833	Polypore International (a)(b)	7,877
	Battery Separators & Filtration Media
204,000	Kennametal	7,564
	Consumable Cutting Tools
146,000	Oshkosh Corporation (a)	4,005
	Specialty Truck Manufacturer
155,000	Generac	3,548
	Standby Power Generators
26,000	Middleby (a)	3,006
	Manufacturer of Cooking Equipment
		224,048
	> Industrial Materials & Specialty Chemicals 0.9%
496,000	Drew Industries (a)	14,984
	RV & Manufactured Home Components
		14,984
	> Electrical Components 0.9%
232,000	Acuity Brands	14,683
	Commercial Lighting Fixtures
		14,683
	> Other Industrial Services 0.8%
600,919	Acorn Energy (b)	5,360
	Frac Well Exploration/Monitoring Device, Sonar Security, Electric Grid Monitoring
240,000	TrueBlue (a)	3,773
	Temporary Manual Labor
109,000	Forward Air	3,315
	Freight Transportation Between Airports
		12,448
	> Construction 0.4%
200,000	Fortune Brands Home & Security (a)	5,402
	Home Building Supplies & Small Locks
		5,402
Number of Shares		Value (000)
	> Waste Management 0.3%
90,000	Waste Connections	$2,722
	Solid Waste Management
50,000	Clean Harbors (a)	2,443
	Hazardous Waste Services & Disposal
		5,165
	> Steel 0.2%
413,634	GrafTech International (a)	3,719
	Industrial Graphite Materials Producer
		3,719
Industrial Goods & Services: Total		280,449
Consumer Goods & Services 14.6%
	> Retail 5.8%
565,000	lululemon athletica (a)	41,776
	Premium Active Apparel Retailer
468,500	Abercrombie & Fitch	15,891
	Teen Apparel Retailer
805,000	Pier 1 Imports	15,086
	Home Furnishing Retailer
356,000	Shutterfly (a)	11,079
	Internet Photo-centric Retailer
715,000	Saks (a)(b)	7,371
	Luxury Department Store Retailer
120,000	Teavana (a)(b)	1,565
	Specialty Tea Retailer
9,000	The Fresh Market (a)	540
	Specialty Food Retailer
		93,308
	> Travel 2.4%
1,300,950	Avis Budget Group (a)	20,009
	Second Largest Car Rental Company
675,000	Hertz (a)	9,268
	Largest U.S. Rental Car Operator
64,000	Vail Resorts	3,689
	Ski Resort Operator & Developer
140,000	HomeAway (a)(b)	3,283
	Vacation Rental Online Marketplace
75,000	Choice Hotels	2,399
	Franchisor of Budget Hotel Brands
		38,648
	> Furniture & Textiles 1.8%
880,000	Knoll	12,276
	Office Furniture
756,000	Interface	9,987
	Modular Carpet
148,000	Herman Miller	2,877
	Office Furniture
200,000	Caesarstone (Israel) (a)	2,820
	Quartz Countertops
		27,960
	> Consumer Goods Distribution 1.1%
429,000	Pool	17,838
	Distributor of Swimming Pool Supplies & Equipment
		17,838

Number of Shares		Value (000)
	> Apparel 0.9%
222,000	Warnaco Group (a)	$11,522
	Global Branded Apparel Manufacturer
73,000	Deckers Outdoor (a)(b)	2,675
	Fashion Footwear Wholesaler
		14,197
	> Other Consumer Services 0.7%
233,000	Lifetime Fitness (a)	10,657
	Sport & Fitness Club Operator
		10,657
	> Other Durable Goods 0.6%
206,000	Cavco Industries (a)	9,453
	Manufactured Homes
		9,453
	> Casinos & Gaming 0.5%
698,000	Pinnacle Entertainment (a)	8,550
	Regional Casino Operator
		8,550
	> Nondurables 0.5%
262,000	Helen of Troy (a)	8,339
	Personal Care, Housewares, Healthcare & Home Environment Products
		8,339
	> Leisure Products 0.2%
230,000	Skullcandy (a)(b)	3,163
	Lifestyle Branded Headphones
		3,163
	> Educational Services 0.1%
37,350	ITT Educational Services (a)(b)	1,204
	Post-secondary Degree Services
		1,204
	> Food & Beverage —%
4,900	Annie's (a)(b)	220
	Developer & Marketer of Natural & Organic Food
		220
Consumer Goods & Services: Total		233,537
Finance 13.2%
	> Banks 7.5%
833,000	MB Financial	16,452
	Chicago Bank
1,053,000	Associated Banc-Corp	13,868
	Midwest Bank
431,597	Lakeland Financial	11,912
	Indiana Bank
211,000	City National	10,869
	Bank & Asset Manager
170,000	SVB Financial Group (a)	10,278
	Bank to Venture Capitalists
251,000	Hancock Holding	7,768
	Gulf Coast Bank
1,478,200	First Busey	7,214
	Illinois Bank
641,750	Valley National Bancorp (b)	6,430
	New Jersey/New York Bank
Number of Shares		Value (000)
535,000	TCF Financial	$6,388
	Great Lakes Bank
834,000	First Commonwealth	5,880
	Western Pennsylvania Bank
844,000	TrustCo Bank	4,828
	New York State Bank
269,087	Eagle Bancorp (a)	4,499
	Metro D.C. Bank
178,826	Sandy Spring Bancorp	3,442
	Baltimore, D.C. Bank
210,000	CVB Financial	2,507
	Inland Empire Business Bank
217,117	Pacific Continental Bank	1,939
	Pacific Northwest Bank
105,700	Hudson Valley	1,802
	Metro New York City Bank
851,247	Guaranty Bancorp (a)	1,720
	Colorado Bank
90,000	TriCo Bancshares	1,488
	California Central Valley Bank
		119,284
	> Finance Companies 3.6%
315,000	World Acceptance (a)	21,247
	Personal Loans
389,000	Textainer Group Holdings (b)	11,884
	Top International Container Leasor
346,000	McGrath Rentcorp	9,027
	Temporary Space & IT Rentals
415,208	CAI International (a)	8,520
	International Container Leasing
397,172	H & E Equipment Services	4,814
	Heavy Equipment Leasing
100,000	Marlin Business Services	2,121
	Small Equipment Leasing
36,318	Regional Management (a)	626
	Consumer Loans
		58,239
	> Savings & Loans 1.1%
602,487	ViewPoint Financial	11,550
	Texas Thrift
144,000	Berkshire Hills Bancorp	3,295
	Northeast Thrift
173,073	Kaiser Federal	2,611
	Los Angeles Savings & Loan
		17,456
	> Brokerage & Money Management 0.5%
306,500	Eaton Vance	8,876
	Specialty Mutual Funds
		8,876
	> Insurance 0.5%
55,000	Allied World Holdings	4,249
	Commerical Lines Insurance/Reinsurance
39,000	Enstar Group (a)	3,886
	Insurance/Reinsurance & Related Services
		8,135
Finance: Total		211,990

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Health Care 10.6%
	> Biotechnology & Drug Delivery 6.8%
415,000	BioMarin Pharmaceutical (a)	$16,712
	Biotech Focused on Orphan Diseases
614,000	Seattle Genetics (a)(b)	16,547
	Antibody-based Therapies for Cancer
1,275,000	NPS Pharmaceuticals (a)	11,794
	Orphan Drugs & Healthy Royalties
466,000	ARIAD Pharmaceuticals (a)	11,289
	Biotech Focused on Cancer
421,000	Auxilium Pharmaceuticals (a)	10,298
	Biotech Focused on Niche Disease Areas
177,000	Synageva Biopharma (a)	9,457
	Biotech Focused on Orphan Diseases
643,000	Isis Pharmaceuticals (a)	9,047
	Biotech Pioneer in Antisense Drugs
75,000	Alexion Pharmaceuticals (a)	8,580
	Biotech Focused on Orphan Diseases
100,000	Onyx Pharmaceuticals (a)	8,450
	Commercial-stage Biotech Focused on Cancer
400,000	InterMune (a)	3,588
	Drugs for Pulmonary Fibrosis & Hepatitis C
259,000	Raptor Pharmaceutical (a)(b)	1,440
	Orphan Drug Company
815,900	Chelsea Therapeutics International (a)(b)	979
	Biotech Focused on Rare Diseases
18,181	Metabolex (a)(d)(e)	6
	Diabetes Drug Development
		108,187
	> Medical Supplies 1.5%
587,600	Cepheid (a)	20,278
	Molecular Diagnostics
53,000	Techne	3,813
	Cytokines, Antibodies & Other Reagents for Life Science
		24,091
	> Medical Equipment & Devices 1.4%
246,012	Sirona Dental Systems (a)	14,013
	Manufacturer of Dental Equipment
268,000	Hill-Rom Holdings	7,788
	Hospital Beds/Patient Handling
		21,801
	> Pharmaceuticals 0.6%
642,000	Akorn (a)	8,487
	Develops, Manufactures & Sells Specialty Generic Drugs
150,000	Horizon Pharma (a)	520
	Specialty Pharmaceutical Company
133,180	Alimera Sciences (a)(b)	344
	Ophthalmology-focused Pharmaceutical Company
		9,351
Number of Shares		Value (000)
	> Health Care Services 0.3%
664,900	Health Management Associates (a)	$5,579
	Non-urban Hospitals
		5,579
Health Care: Total		169,009
Other Industries 9.1%
	> Real Estate 8.1%
849,700	Ryman Hospitality Properties (a)	33,589
	Convention Hotels
915,000	Extra Space Storage	30,424
	Self Storage Facilities
625,000	DuPont Fabros Technology	15,781
	Technology-focused Office Buildings
561,200	Biomed Realty Trust	10,506
	Life Science-focused Office Buildings
783,000	Education Realty Trust	8,535
	Student Housing
540,000	Associated Estates Realty	8,186
	Multifamily Properties
1,380,000	Kite Realty Group	7,038
	Community Shopping Centers
958,000	DCT Industrial Trust	6,198
	Industrial Properties
100,000	Post Properties	4,796
	Multi-family Properties
200,000	St. Joe (a)(b)	3,900
	Florida Panhandle Landowner
		128,953
	> Transportation 1.0%
515,091	Rush Enterprises, Class A (a)	9,921
115,000	Rush Enterprises, Class B (a)	1,933
	Truck Sales & Service
128,000	World Fuel Services	4,558
	Global Fuel Broker
		16,412
Other Industries: Total		145,365
Energy & Minerals 4.8%
	> Oil Services 2.3%
725,000	Atwood Oceanics (a)	32,951
	Offshore Drilling Contractor
125,000	Hornbeck Offshore (a)	4,581
	Supply Vessel Operator in U.S. Gulf of Mexico
		37,532
	> Oil & Gas Producers 1.7%
133,000	SM Energy	7,197
	Oil & Gas Producer
129,000	Rosetta Resources (a)	6,179
	Oil & Gas Producer Exploring in South Texas & Montana
182,000	PDC Energy (a)	5,757
	Oil & Gas Producer in the U.S.
174,000	Approach Resources (a)	5,242
	Oil & Gas Producer in West Texas Permian

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
510,000	Quicksilver Resources (a)(b)	$2,086
	Natural Gas & Coal Seam Gas Producer
262,200	Houston American Energy (a)(b)	236
	Oil & Gas Exploration/Production in Colombia
		26,697
	> Mining 0.8%
77,000	Core Labs (Netherlands)	9,354
	Oil & Gas Reservoir Consulting
600,000	Alexco Resource (a)	2,604
	Mining, Exploration & Environmental Services
180,000	Augusta Resource (a)(b)	486
	US Copper/Moly Mine
		12,444
Energy & Minerals: Total		76,673
Total Equities: 99.4% (Cost: $1,076,499)		1,590,446
Number of Shares		Value (000)
Securities Lending Collateral 3.8%
60,481,550	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (f)	$60,482
Total Securities Lending Collateral: (Cost: $60,482)		60,482
Total Investments: 103.2% (Cost: $1,136,981)(g)(h)		1,650,928	(i)
Obligation to Return Collateral for Securities Loaned: (3.8)%		(60,482)
Cash and Other Assets Less Liabilities: 0.6%		9,482
Total Net Assets: 100.0%		$1,599,928

ADR - American Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2012. The total market value of securities on loan at September 30, 2012 was $58,671.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/12	Value	Dividend
RCM Technologies	640,000	-	-	640,000	$3,481	$-
Total of Affiliated Transactions	640,000	-	-	640,000	$3,481	$-

  The aggregate cost and value of these companies at September 30, 2012 were $3,624 and $3,481 respectively. Investments in affiliated companies represented 0.22% of the Funds total net assets at September 30, 2012.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2012, the market value of this security amounted to $6, which represented less than 0.01% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex	2/11/00	18,181	$2,000	$6
			$2,000	$6

(e)  Illiquid security.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At September 30, 2012, for federal income tax purposes, the cost of investments was $1,136,981 and net unrealized appreciation was $513,947 consisting of gross unrealized appreciation of $604,573 and gross unrealized depreciation of $90,626.

(h)  On September 30, 2012, the market value of foreign securities represented 1.32% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Netherlands	$9,354	0.58
Israel	8,135	0.51
India	3,676	0.23
Total Foreign Portfolio	$21,165	1.32

(i)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$473,423	$-	$-	$473,423
Industrial Goods & Services	280,449	-	-	280,449
Consumer Goods & Services	233,537	-	-	233,537
Finance	211,990	-	-	211,990
Health Care	169,003	-	6	169,009
Other Industries	145,365	-	-	145,365
Energy & Minerals	76,673	-	-	76,673
Total Equities	1,590,440	-	6	1,590,446
Total Securities Lending Collateral	60,482	-	-	60,482
Total Investments	$1,650,922	$-	$6	$1,650,928

  There were no transfers of financial assets between levels 1 and 2 during the period.

> Notes to Statement of Investments (dollar values in thousands)

  The following table reconciles asset balances for the period ending September 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012
Equities
Health Care	$27	$-	$(21)	$-	$-	$-	$-	$6
	$27	$-	$(21)	$-	$-	$-	$-	$6

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $21.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

Columbia Acorn International Select

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/12	9/30/12
Purchases
Asia
> Taiwan
CTCI Corp	3,508,400	3,920,000
Taiwan Mobile	3,133,800	3,810,000
> Japan
Jupiter Telecommunications	8,970	13,964
Start Today	496,000	869,000
> Indonesia
Archipelago Resources	9,272,000	11,136,600
> Korea
Hite Jinro	0	28,690
Other Countries
> Australia
Challenger Financial	2,809,800	3,461,296
Commonwealth Property Office Fund	10,466,968	11,089,000
Regis Resources	0	95,201
UGL	1,000,050	1,058,050
> Canada
Central Fund of Canada	0	213,503
Goldcorp	344,400	464,000
Kirkland Lake Gold	0	290,000
> New Zealand
Telecom NZ	0	744,857
Europe
> France
Gemalto	0	7,031
Latin America
> Mexico
Fresnillo	597,400	745,000
> Guatemala
Tahoe Resources	196,800	401,000
	Number of Shares
	6/30/12	9/30/12
Sales
Asia
> Japan
Kansai Paint	319,000	0
Seven Bank	5,753,734	5,750,000
> China
Zhaojin Mining Industry	4,146,000	2,839,000
> Korea
NHN	32,830	0
Other Countries
> Canada
CCL Industries	106,400	91,400
> South Africa
Adcock Ingram Holdings	1,317,200	1,001,517
Rand Merchant Insurance	6,483,015	4,798,015
> Israel
Israel Chemicals	460,000	349,000
Europe
> United Kingdom
Serco	583,000	0
> Iceland
Marel	4,800,000	3,958,835
> Sweden
Hexagon	595,666	192,000
> Netherlands
Imtech	190,916	123,416
> Belgium
EVS Broadcast Equipment	74,000	0

Columbia Acorn International Select

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
		Equities: 88.8%
Asia 42.9%
	> Singapore 14.6%
13,130,000	Ascendas REIT	$25,718
	Industrial Property Landlord
20,395,000	Mapletree Industrial Trust	23,405
	Industrial Property Landlord
11,142,000	Mapletree Logistics Trust	10,189
	Industrial Property Landlord
		59,312
	> Taiwan 12.4%
11,103,000	Far EasTone Telecom	27,399
	Taiwan's Third Largest Mobile Operator
3,810,000	Taiwan Mobile	13,894
	Taiwan's Second Largest Mobile Operator
3,920,000	CTCI Corp	8,955
	International Engineering Firm
		50,248
	> Japan 10.9%
5,750,000	Seven Bank	17,545
	ATM Processing Services
13,964	Jupiter Telecommunications	14,171
	Largest Cable Service Provider in Japan
869,000	Start Today (a)	12,414
	Online Japanese Apparel Retailer
		44,130
	> Indonesia 2.7%
11,136,600	Archipelago Resources (b)	10,790
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
		10,790
	> China 2.2%
2,839,000	Zhaojin Mining Industry	5,142
	Gold Mining & Refining in China
2,956,000	Want Want	3,763
	Chinese Branded Consumer Food Company
1,000	NetEase.com - ADR (b)	56
	Chinese Online Gaming Services
		8,961
	> Korea 0.1%
28,690	Hite Jinro	628
	Leading Beer & Spirits Manufacturer
		628
Asia: Total		174,069
Other Countries 28.2%
	> Australia 10.6%
11,089,000	Commonwealth Property Office Fund	11,880
	Australia Prime Office REIT
3,461,296	Challenger Financial	11,650
	Largest Annuity Provider
1,058,050	UGL (a)	11,446
	Engineering & Facilities Management
Number of Shares		Value (000)
1,652,046	IAG	$7,451
	General Insurance Provider
95,201	Regis Resources	560
	Gold Mining in Australia
		42,987
	> Canada 8.2%
464,000	Goldcorp	21,274
	Gold Mining
213,503	Central Fund of Canada	5,084
	Allocated Gold & Silver Closed-end Fund
290,000	Kirkland Lake Gold	3,516
	Gold Mining
91,400	CCL Industries	3,377
	Leading Global Label Manufacturer
		33,251
	> South Africa 6.3%
4,798,015	Rand Merchant Insurance	12,412
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
1,001,517	Adcock Ingram Holdings	7,146
	Manufacturer of Pharmaceuticals & Medical Supplies
95,700	Naspers	5,921
	Media in Africa, China, Russia & Other Emerging Markets
		25,479
	> United States 1.7%
94,000	Atwood Oceanics (b)	4,272
	Offshore Drilling Contractor
52,000	SM Energy	2,814
	Oil & Gas Producer
		7,086
	> Israel 1.0%
349,000	Israel Chemicals	4,239
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		4,239
	> New Zealand 0.4%
744,857	Telecom NZ	1,466
	Primary Telecom Operator
		1,466
Other Countries: Total		114,508
Europe 9.7%
	> Germany 3.0%
538,000	Wirecard	12,355
	Online Payment Processing & Risk Management
		12,355
	> United Kingdom 1.8%
296,000	JLT Group	3,659
	International Business Insurance Broker
79,000	Intertek Group	3,495
	Testing, Inspection, Certification Services
		7,154

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Iceland 1.1%
3,958,835	Marel	$4,301
	Largest Manufacturer of Poultry & Fish Processing Equipment
		4,301
	> Switzerland 1.0%
19,800	Partners Group	4,120
	Private Markets Asset Management
		4,120
	> Sweden 1.0%
192,000	Hexagon	4,115
	Design, Measurement & Visualization Software & Equipment
		4,115
	> Denmark 0.8%
125,000	Novozymes	3,445
	Industrial Enzymes
		3,445
	> Netherlands 0.8%
123,416	Imtech	3,258
	Electromechanical & Information Communications Technology Installation & Maintenance
		3,258
	> France 0.2%
7,031	Gemalto	618
	Digital Security Solutions
		618
Europe: Total		39,366
Latin America 8.0%
	> Mexico 5.4%
745,000	Fresnillo	22,292
	Silver & Metal Byproduct Mining in Mexico
		22,292
	> Guatemala 2.0%
401,000	Tahoe Resources (b)	8,166
	Silver Project in Guatemala
		8,166
Number of Shares		Value (000)
	> Uruguay 0.5%
191,666	Union Agriculture Group (b)(c)(d)	$1,988
	Farmland Operator in Uruguay
		1,988
	> Colombia 0.1%
1,880,000	Santa Maria Petroleum (b)(c)	257
	Explores for Oil & Gas in Latin America
		257
Latin America: Total		32,703
Total Equities: 88.8% (Cost: $284,437)		360,646
Securities Lending Collateral 3.0%
12,212,336	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (e)	12,212
Total Securities Lending Collateral: (Cost: $12,212)		12,212
Total Investments: 91.8% (Cost: $296,649)(f)(g)		372,858	(h)
Obligation to Return Collateral for Securities Loaned: (3.0)%		(12,212)
Cash and Other Assets Less Liabilities: 11.2%		45,468
Total Net Assets: 100.0%		$406,114

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments (dollar values in thousands)

(a)  All or a portion of this security was on loan at September 30, 2012. The total market value of securities on loan at September 30, 2012 was $11,576.

(b)  Non-income producing security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2012, the market value of these securities amounted to $2,245, which represented 0.55% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	191,666	$2,200	$1,988
Santa Maria Petroleum	1/14/11	1,880,000	2,376	257
			$4,576	$2,245

> Notes to Statement of Investments (dollar values in thousands)

(d)  Illiquid security.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At September 30, 2012, for federal income tax purposes, the cost of investments was $296,649 and net unrealized appreciation was $76,209 consisting of gross unrealized appreciation of $84,702 and gross unrealized depreciation of $8,493.

(g)  On September 30, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Singapore Dollar	$59,312	14.6
Taiwan Dollar	50,248	12.4
Japanese Yen	44,130	10.9
Australian Dollar	42,987	10.6
British Pound	40,236	9.9
United States Dollar	35,488	8.7
South African Rand	25,479	6.3
Other currencies less than 5% of total net assets	62,766	15.4
Total Portfolio	$360,646	88.8

(h)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

  At September 30, 2012, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Unrealized Settlement Date	Appreciation/ (Depreciation)
USD	ZAR	165,352	$20,000	10/15/12	$170

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

USD - United States Dollar

ZAR - South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$56	$174,013	$-	$174,069
Other Countries	40,337	74,171	-	114,508
Europe	-	39,366	-	39,366
Latin America	8,166	22,549	1,988	32,703
Total Equities	48,559	310,099	1,988	360,646
Total Securities Lending Collateral	12,212	-	-	12,212
Total Investments	$60,771	$310,099	$1,988	$372,858
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	-	170	-	170
Total Investments	$60,771	$310,269	$1,988	$373,028

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the period ending September 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012
Equities
Latin America	$1,828	$-	$160	$-	$-	$-	$-	$1,988
	$1,828	$-	$160	$-	$-	$-	$-	$1,988

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at September 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $160.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

Columbia Acorn International Select

Portfolio Diversification (Unaudited)

At September 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Energy & Minerals
Mining	$71,741	17.7
Non-Ferrous Metals	5,083	1.2
Oil Services	4,272	1.0
Oil & Gas Producers	3,071	0.8
Agricultural Commodities	1,988	0.5
	86,155	21.2
> Information
Mobile Communications	41,293	10.2
CATV	14,172	3.5
Financial Processors	12,355	3.0
Internet Related	5,977	1.4
Business Software	4,115	1.0
Telephone & Data Services	1,467	0.4
Computer Hardware & Related Equipment	618	0.2
	79,997	19.7
> Other Industries
Real Estate	71,192	17.5
> Finance
Insurance	35,171	8.7
Banks	17,545	4.3
Brokerage & Money Management	4,120	1.0
	56,836	14.0
> Industrial Goods & Services
Other Industrial Services	18,199	4.5
Construction	8,955	2.2
Industrial Materials & Specialty Chemicals	7,684	1.9
Machinery	4,301	1.0
	39,139	9.6
	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Retail	$12,414	3.1
Food & Beverage	4,390	1.1
Nondurables	3,377	0.8
	20,181	5.0
> Health Care
Pharmaceuticals	7,146	1.8
Total Equities:	360,646	88.8
Security Lending Collateral:	12,212	3.0
Total Investments:	372,858	91.8
Obligation to Return Collateral for Securities Loaned:	(12,212)	(3.0)
Cash and Other Assets Less Liabilities:	45,468	11.2
Net Assets:	$406,114	100.0

Columbia Acorn Select

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/12	9/30/12
Purchases
Information
Ansys	0	95,000
F5 Networks	0	80,000
Consumer Goods & Services
IFM Investments (Century 21 China RE) - ADR (China)	998,000	1,300,000
Energy & Minerals
Kirkland Lake Gold (Canada)	835,000	925,000
Health Care
Cepheid	0	320,000
	Number of Shares
	6/30/12	9/30/12
Sales
Industrial Goods & Services
Ametek	2,037,000	1,860,000
Expeditors International of Washington	475,000	230,000
Kennametal	865,000	835,000
Pall	625,000	605,000
Information
Amphenol	560,000	540,000
Crown Castle International	700,000	680,000
Sanmina-SCI	3,026,600	2,415,000
SBA Communications	735,000	455,000
VisionChina Media - ADR (China)	5,427,200	0
Finance
CNO Financial Group	7,140,000	6,315,000
Consumer Goods & Services
Coach	555,000	515,000
Hertz	4,495,000	4,020,000
lululemon athletica	305,000	288,000
Energy & Minerals
Canadian Solar (China)	3,301,200	1,774,561
Eacom Timber (Canada)	8,440,000	0
Shamaran Petroleum (Iraq)	30,473,500	27,100,000
Tuscany International Drilling (Colombia)	13,613,200	11,705,300
Other Industries
Biomed Realty Trust	1,435,000	1,375,000
Ryman Hospitality Properties	930,000	900,000
Wisconsin Energy	403,000	316,000
Health Care
Akorn	1,310,000	0
NPS Pharmaceuticals	2,340,000	1,875,000

Columbia Acorn Select

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
		Equities: 96.3%
Industrial Goods & Services 21.5%
	> Machinery 17.0%
1,860,000	Ametek	$65,937
	Aerospace/Industrial Instruments
1,110,000	Donaldson	38,528
	Industrial Air Filtration
605,000	Pall	38,412
	Life Science, Water & Industrial Filtration
835,000	Kennametal	30,962
	Consumable Cutting Tools
220,000	Nordson	12,896
	Dispensing Systems for Adhesives & Coatings
		186,735
	> Outsourcing Services 2.2%
955,000	Quanta Services (a)	23,588
	Electrical & Telecom Construction Services
		23,588
	> Industrial Materials & Specialty Chemicals 1.5%
300,000	FMC Corporation	16,614
	Niche Specialty Chemicals
		16,614
	> Other Industrial Services 0.8%
230,000	Expeditors International of Washington	8,363
	International Freight Forwarder
		8,363
Industrial Goods & Services: Total		235,300
Information 19.9%
	> Mobile Communications 7.1%
680,000	Crown Castle International (a)	43,588
	Communications Towers
455,000	SBA Communications (a)	28,620
	Communications Towers
12,000,000	Globalstar (a)	5,520
	Satellite Mobile Voice & Data Carrier
		77,728
	> Computer Services 3.1%
3,300,000	WNS - ADR (India) (a)(b)	33,792
	Offshore BPO (Business Process Outsourcing) Services
		33,792
	> Computer Hardware & Related Equipment 2.9%
540,000	Amphenol	31,795
	Electronic Connectors
		31,795
	> Contract Manufacturing 1.9%
2,415,000	Sanmina-SCI (a)	20,503
	Electronic Manufacturing Services
		20,503
Number of Shares		Value (000)
	> Instrumentation 1.9%
120,000	Mettler-Toledo International (a)	$20,489
	Laboratory Equipment
		20,489
	> Business Software 1.7%
167,000	Concur Technologies (a)	12,313
	Web-enabled Cost & Expense Management Software
95,000	Ansys (a)	6,973
	Simulation Software for Engineers & Designers
		19,286
	> Telecommunications Equipment 0.8%
80,000	F5 Networks (a)	8,376
	Internet Traffic Management Equipment
		8,376
	> Semiconductors & Related Equipment 0.5%
1,140,000	Atmel (a)	5,996
	Microcontrollers, Radio Frequency & Memory Semiconductors
		5,996
Information: Total		217,965
Finance 17.0%
	> Credit Cards 6.2%
1,700,000	Discover Financial Services	67,541
	Credit Card Company
		67,541
	> Insurance 5.6%
6,315,000	CNO Financial Group	60,939
	Life, Long-term Care & Medical Supplement Insurance
		60,939
	> Banks 3.7%
520,000	City National	26,785
	Bank & Asset Manager
1,075,000	Associated Banc-Corp	14,158
	Midwest Bank
		40,943
	> Brokerage & Money Management 1.5%
775,000	SEI Investments	16,624
	Mutual Fund Administration & Investment Management
		16,624
Finance: Total		186,047
Consumer Goods & Services 15.4%
	> Travel 6.3%
4,020,000	Hertz (a)	55,194
	Largest U.S. Rental Car Operator
235,000	Vail Resorts	13,548
	Ski Resort Operator & Developer
		68,742

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Retail 4.2%
288,000	lululemon athletica (a)	$21,295
	Premium Active Apparel Retailer
455,000	Abercrombie & Fitch	15,434
	Teen Apparel Retailer
149,000	Tiffany & Co.	9,220
	Luxury Good Retailer
		45,949
	> Apparel 2.6%
515,000	Coach	28,850
	Designer & Retailer of Branded Leather Accessories
		28,850
	> Casinos & Gaming 1.4%
208,000,000	RexLot Holdings (China)	15,771
	Lottery Equipment Supplier in China
		15,771
	> Educational Services 0.7%
223,000	ITT Educational Services (a)(c)	7,187
	Post-secondary Degree Services
		7,187
	> Other Consumer Services 0.2%
1,300,000	IFM Investments (Century 21 China RE) - ADR (China) (a)(b)	2,405
	Provide Real Estate Services in China
		2,405
	> Food & Beverage —%
1,500,000	GLG Life Tech (Canada) (a)(d)	204
	Produce an All-natural Sweetener Extracted from the Stevia Plant
		204
Consumer Goods & Services: Total		169,108
Energy & Minerals 9.8%
	> Oil & Gas Producers 6.1%
1,035,000	Pacific Rubiales Energy (Colombia) (c)	24,730
	Oil Production & Exploration in Colombia
29,187,400	Canacol (Colombia) (a)	14,251
	Oil Producer in South America
27,100,000	Shamaran Petroleum (Iraq) (a)	11,991
	Oil Exploration in Kurdistan
33,700,000	Petrodorado Energy (Colombia) (a)(b)	6,170
17,144,000	Petrodorado Energy - Warrants (Colombia) (a)(e)	84
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
24,000,000	Canadian Overseas Petroleum (United Kingdom) (a)(e)	4,922
12,000,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	314
	Oil & Gas Exploration/Production in the North Sea
17,575,000	Petromanas (Canada) (a)	3,575
	Exploring for Oil in Albania
Number of Shares		Value (000)
1,455,000	Houston American Energy (a)(c)	$1,309
	Oil & Gas Exploration/Production in Colombia
		67,346
	> Agricultural Commodities 1.6%
1,742,424	Union Agriculture Group (Uruguay) (a)(d)(e)	18,069
	Farmland Operator in Uruguay
		18,069
	> Mining 1.0%
925,000	Kirkland Lake Gold (Canada) (a)	11,216
	Gold Mining
		11,216
	> Alternative Energy 0.8%
1,774,561	Canadian Solar (China) (a)(c)	4,951
	Solar Cell & Module Manufacturer
2,200,000	Synthesis Energy Systems (China) (a)	2,904
	Owner/Operator of Gasification Plants
1,165,000	Real Goods Solar (a)	816
	Residential Solar Energy Installer
		8,671
	> Oil Services 0.3%
11,705,300	Tuscany International Drilling (Colombia) (a)	2,738
	South America Based Drilling Rig Contractor
		2,738
Energy & Minerals: Total		108,040
Other Industries 7.8%
	> Real Estate 6.7%
900,000	Ryman Hospitality Properties	35,577
	Convention Hotels
1,375,000	Biomed Realty Trust	25,740
	Life Science-focused Office Buildings
475,000	DuPont Fabros Technology	11,994
	Technology-focused Office Buildings
		73,311
	> Regulated Utilities 1.1%
316,000	Wisconsin Energy	11,904
	Wisconsin Utility
		11,904
Other Industries: Total		85,215
Health Care 4.9%
	> Biotechnology & Drug Delivery 2.5%
1,875,000	NPS Pharmaceuticals (a)	17,344
	Orphan Drugs & Healthy Royalties
383,000	Seattle Genetics (a)(c)	10,322
	Antibody-based Therapies for Cancer
		27,666

Number of Shares		Value (000)
	> Medical Supplies 2.4%
190,000	Henry Schein (a)	$15,061
	Largest Distributor of Healthcare Products
320,000	Cepheid (a)	11,043
	Molecular Diagnostics
		26,104
Health Care: Total		53,770
Total Equities: 96.3% (Cost: $735,905)		1,055,445
Securities Lending Collateral 1.7%
18,753,371	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (f)	18,753
Total Securities Lending Collateral: (Cost: $18,753)		18,753
Total Investments: 98.0% (Cost: $754,658)(g)(h)		1,074,198	(i)
Obligation to Return Collateral for Securities Loaned: (1.7)%		(18,753)
Cash and Other Assets Less Liabilities: 3.7%		40,526
Total Net Assets: 100.0%		$1,095,971

ADR - American Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/12	Value	Dividend
Canacol*	31,372,300	-	2,184,900	29,187,400	$14,251	$-
Canadian Overseas Petroleum*	24,000,000	-	-	24,000,000	4,922	-
Canadian Solar*	2,700,000	601,200	1,526,639	1,774,561	4,951	-
Eacom Timber*	36,000,000	-	36,000,000	-	-	-
GLG Life Tech*	1,850,000	-	350,000	1,500,000	204	-
IFM Investments (Century 21 China RE) - ADR**	3,430,000	302,000	2,432,000	1,300,000	2,405	-
Petrodorado Energy	34,700,000	-	1,000,000	33,700,000	6,170	-
Real Goods Solar*	1,500,000	-	335,000	1,165,000	816	-
Sanmina-SCI*	6,100,000	-	3,685,000	2,415,000	20,503	-
Synthesis Energy Systems*	2,950,372	-	750,372	2,200,000	2,904	-
VisionChina Media - ADR*	7,000,000	-	7,000,000	-	-	-
WNS - ADR	4,254,230	-	954,230	3,300,000	33,792	-
Total of Affiliated Transactions	155,856,902	903,200	56,218,141	100,541,961	$90,918	$-

*  At September 30, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effects of a 1:3 reverse stock split.

Columbia Acorn Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  The aggregate cost and value of these companies at September 30, 2012, were $60,067 and $42,367, respectively. Investments in affiliated companies represented 3.87% of the Fund's total net assets at September 30, 2012.

(c)  All or a portion of this security was on loan at September 30, 2012. The total market value of securities on loan at September 30, 2012 was $17,719.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2012, the market value of these securities amounted to $23,389, which represented 2.13% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,742,424	$20,000	$18,069
Canadian Overseas Petroleum	11/24/10	24,000,000	10,260	4,922
Canadian Overseas Petroleum - Warrants	11/24/10	12,000,000	1,502	314
Petrodorado Energy - Warrants	11/20/09	17,144,000	2,118	84
			$33,880	$23,389

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At September 30, 2012, for federal income tax purposes, the cost of investments was $754,658 and net unrealized appreciation was $319,540 consisting of gross unrealized appreciation of $407,538 and gross unrealized depreciation of $87,998.

(h)  On September 30, 2012, the market value of foreign securities represented 14.42% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Colombia	$47,973	4.38
India	33,792	3.08
China	26,031	2.37
Uruguay	18,069	1.65
Canada	14,995	1.37
Iraq	11,991	1.09
United Kingdom	5,236	0.48
Total Foreign Portfolio	$158,087	14.42

(i)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

> Notes to Statement of Investments (dollar values in thousands)

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$235,300	$-	$-	$235,300
Information	217,965	-	-	217,965
Finance	186,047	-	-	186,047
Consumer Goods & Services	153,133	15,975	-	169,108
Energy & Minerals	84,651	5,320	18,069	108,040
Other Industries	85,215	-	-	85,215
Health Care	53,770	-	-	53,770
Total Equities	1,016,081	21,295	18,069	1,055,445
Total Securities Lending Collateral	18,753	-	-	18,753
Total Investments	$1,034,834	$21,295	$18,069	$1,074,198

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes. Securities which have halted or temporarily stopped trading are valued at the last sale and adjusted by a premium or a discount to account for the anticipated re-opening price. These adjustments are determined by the investment manager's experience with similar securities or situations.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$-	$1,665	$1,665	$-

  Financial assets were transferred from Level 1 to Level 2 as trading halted during the period.

  The following table reconciles asset balances for the period ending September 30, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012
Equities
Energy & Materials	$16,617	$-	$1,452	$-	$-	$-	$-	$18,069
	$16,617	$-	$1,452	$-	$-	$-	$-	$18,069

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at September 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $1,452.

Columbia Acorn Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 9/30/12	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities	18,069	Market comparable companies	Discount for lack of marketability	-3	% to -18% (-8%)

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement. Generally, a change in estimated earnings of a company may result in a change to the comparable companies and market multiples utilized.

Columbia Thermostat Fund

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
	> Affiliated Bond Funds: 58.8%
20,114,242	Columbia Intermediate Bond Fund, Class I	$193,097
11,739,324	Columbia Income Opportunities Fund, Class I	116,102
6,599,493	Columbia U.S. Treasury Index Fund, Class I	77,148
Total Bond Funds: (Cost: $378,305)		386,347
	> Affiliated Stock Funds: 39.0%
1,287,341	Columbia Acorn International, Class I	51,288
3,391,313	Columbia Dividend Income Fund, Class I	51,107
1,234,663	Columbia Acorn Fund, Class I (a)	38,521
2,360,991	Columbia Contrarian Core Fund, Class I	38,437
Number of Shares		Value (000)
969,968	Columbia Acorn Select, Class I (a)	$25,801
1,827,988	Columbia Select Large Cap Growth Fund, Class I (a)	25,701
1,768,460	Columbia Large Cap Enhanced Core Fund, Class I	25,643
Total Stock Funds: (Cost: $219,359)		256,498
Total Investments: 97.8% (Cost: $597,664)(b)		642,845	(c)
Cash and Other Assets Less Liabilities: 2.2%		14,281
Total Net Assets: 100.0%		$657,126

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  At September 30, 2012, for federal income tax purposes, the cost of investments was $597,664 and net unrealized appreciation was $45,181 consisting of gross unrealized appreciation of $45,181 and gross unrealized depreciation of $0.

(c)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day. Typical Level 2 securities include short-term investments valued at amortized cost.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Bond Funds	$386,347	$-	$-	$386,347
Total Stock Funds	256,498	-	-	256,498
Total Investments	$642,845	$-	$-	$642,845

  There were no transfers of financial assets between levels 1 and 2 during the period.

Columbia Acorn Emerging Markets Fund

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/12	9/30/12
Purchases
Asia
> Taiwan
Advantech	21,169	22,169
CTCI Corp	73,762	81,762
Lung Yen	18,500	20,500
PC Home	18,151	19,307
Taiwan Hon Chuan	23,689	29,689
> Indonesia
Archipelago Resources	150,100	191,539
Mayora Indah	13,600	28,000
MNC Skyvision	0	364,000
> Hong Kong
AAC Technologies	21,027	31,027
Melco Crown Entertainment - ADR	5,650	8,650
> India
Adani Ports & Special Economic Zone	24,700	46,045
Redington India	37,794	61,400
Titan Industries	14,240	16,080
TTK Prestige	0	1,005
United Breweries	8,635	12,216
> China
AMVIG Holdings	111,475	212,000
NetEase.com - ADR	977	1,549
RexLot Holdings	1,196,000	1,575,000
> Philippines
SM Prime Holdings	176,818	195,818
> Thailand
Home Product Center	272,518	310,000
> Mongolia
Mongolian Mining	140,500	255,100
> Singapore
Petra Foods	19,900	32,000
Other Countries
> South Africa
Coronation Fund Managers	45,226	47,172
Massmart Holdings	3,497	5,847
> Canada
Americas Petrogas	19,000	36,607
> United States
Textainer Group Holdings	2,404	4,404
	Number of Shares
	6/30/12	9/30/12
Europe
> Sweden
Hexagon	7,231	8,731
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	19,400	23,202
> Switzerland
Dufry Group	1,178	1,320
> Czech Republic
Komercni Banka	474	574
> France
Compagnie Française de l'Afrique Occidentale	325	1,333
Latin America
> Brazil
Arcos Dorados	4,000	4,622
Localiza Rent A Car	6,090	8,000
> Mexico
Genomma Lab International	0	38,000
> Chile
Viña Concha y Toro	18,900	34,333

	Number of Shares
	6/30/12	9/30/12
Sales
Asia
> Taiwan
MStar Semiconductor	13,500	0
Tripod Technologies	33,000	28,300
> India
Jain Irrigation Systems	33,749	5,328
Other Countries
> South Africa
Adcock Ingram Holdings	16,350	10,076
> United States
Hornbeck Offshore	1,709	0
Europe
> Sweden
East Capital Explorer	4,006	0

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
		Equities: 95.8%
Asia 60.1%
	> Taiwan 15.5%
81,762	CTCI Corp	$187
	International Engineering Firm
74,126	Far EasTone Telecom	183
	Taiwan's Third Largest Mobile Operator
19,307	PC Home	109
	Taiwanese Internet Retail Company
8,000	St. Shine Optical	103
	World's Leading Disposable Contact Lens Original Equipment Manufacturer (OEM)
15,576	Simplo Technology	93
	Battery Packs for Notebook & Tablet PCs
42,990	Chroma Ate	90
	Automatic Test Systems, Testing & Measurement Instruments
22,169	Advantech	81
	Industrial PC & Components
20,500	Lung Yen	70
	Funeral Services & Columbaria
28,300	Tripod Technologies	69
	Printed Circuit Boards (PCB)
15,735	Radiant Opto-Electronics	68
	LCD Back Light Units & Modules
29,689	Taiwan Hon Chuan	65
	Beverage Packaging (Bottles, Caps, Labels) Manufacturer
		1,118
	> Indonesia 12.9%
537,609	Tower Bersama Infrastructure (a)	250
	Communications Towers
369,019	Ace Indonesia	237
	Home Improvement Retailer
191,539	Archipelago Resources (a)	185
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
102,764	Surya Citra Media	118
	Free to Air TV in Indonesia
364,000	MNC Skyvision (a)	79
	Largest Satellite Pay TV Operator in Indonesia
28,000	Mayora Indah	65
	Consumer Branded Food Manufacturer
		934
	> Hong Kong 7.3%
56,589	Lifestyle International	117
	Mid- to High-end Department Store Operator in Hong Kong & China
8,650	Melco Crown Entertainment - ADR (a)	117
	Macau Casino Operator
128,862	Melco International	114
	Macau Casino Operator
31,027	AAC Technologies	111
	Miniature Acoustic Components
99,799	Sasa International	68
	Cosmetics Retailer
		527
Number of Shares		Value (000)
	> India 7.1%
12,216	United Breweries	$151
	India's Largest Brewer
46,045	Adani Ports & Special Economic Zone	111
	Indian West Coast Shipping Port
61,400	Redington India	91
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
16,080	Titan Industries	80
	Jewlery, Watches, Eyeglasses
1,005	TTK Prestige (a)	71
	Branded Cooking Equipment
5,328	Jain Irrigation Systems	7
	Agricultural Micro-irrigation Systems & Food Processing
		511
	> China 5.8%
1,575,000	RexLot Holdings	120
	Lottery Equipment Supplier in China
61,151	Digital China	97
	IT Distribution & Systems Integration Services
1,549	NetEase.com - ADR (a)	87
	Chinese Online Gaming Services
212,000	AMVIG Holdings	63
	Chinese Tobacco Packaging Material Supplier
1,254	51job - ADR (a)	56
	Integrated Human Resource Services
		423
	> Cambodia 3.3%
420,000	Nagacorp	235
	Casino/Entertainment Complex in Cambodia
		235
	> Philippines 2.9%
44,487	Int'l Container Terminal	75
	Container Handling Terminals & Port Management
109,465	Manila Water Company	71
	Water Utility Company in Philippines
195,818	SM Prime Holdings	67
	Shopping Mall Operator
		213
	> Thailand 1.9%
310,000	Home Product Center	131
	Home Improvement Retailer
7,700	Samui Airport Property Fund (a)	4
	Thai Airport Operator
		135
	> Mongolia 1.6%
255,100	Mongolian Mining (a)	116
	Coking Coal Mining in Mongolia
		116
	> Singapore 0.9%
32,000	Petra Foods	64
	Cocoa Processor & Chocolate Manufacturer
		64

Number of Shares		Value (000)
	> Japan 0.9%
5,760	Kansai Paint	$64
	Paint Producer in Japan, India, China & Southeast Asia
		64
Asia: Total		4,340
Other Countries 14.6%
	> South Africa 9.5%
75,000	Rand Merchant Insurance	194
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
47,172	Coronation Fund Managers	176
	South African Fund Manager
5,847	Massmart Holdings	117
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
5,897	Mr. Price	89
	South African Retailer of Apparel, Household & Sporting Goods
10,076	Adcock Ingram Holdings	72
	Manufacturer of Pharmaceuticals & Medical Supplies
10,854	Northam Platinum	39
	Platinum Mining in South Africa
		687
	> Canada 2.6%
7,801	Alliance Grain Traders	114
	Global Leader in Pulse Processing & Distribution
36,607	Americas Petrogas (a)	69
	Oil & Gas Exploration in Argentina, Potash in Peru
		183
	> United States 2.5%
4,404	Textainer Group Holdings	135
	Top International Container Leasor
952	Atwood Oceanics (a)	43
	Offshore Drilling Contractor
		178
Other Countries: Total		1,048
Europe 11.5%
	> Sweden 2.6%
8,731	Hexagon	187
	Design, Measurement & Visualization Software & Equipment
		187
	> Kazakhstan 2.2%
23,202	Halyk Savings Bank of Kazakhstan - GDR (a)	163
	Largest Retail Bank & Insurer in Kazakhstan
		163
	> Switzerland 2.2%
1,320	Dufry Group (a)	158
	Operates Airport Duty Free & Duty Paid Shops
		158
Number of Shares		Value (000)
	> Czech Republic 1.6%
574	Komercni Banka	$114
	Leading Czech Universal Bank
		114
	> Italy 1.1%
7,631	Pirelli	82
	Global Tire Supplier
		82
	> Germany 0.9%
962	Dürr	64
	Automotive Plant Engineering & Associated Capital Equipment
		64
	> France 0.9%
1,333	Compagnie Française de l'Afrique Occidentale	64
	African Wholesaler & Distributor
		64
Europe: Total		832
Latin America 9.6%
	> Brazil 5.1%
8,000	Localiza Rent A Car	139
	Car Rental
4,200	Multiplus	85
	Loyalty Program Operator in Brazil
12,425	MRV Engenharia	74
	Brazilan Property Developer
4,622	Arcos Dorados (b)	71
	McDonald's Master Franchise for Latin America
		369
	> Mexico 3.2%
1,808	Grupo Aeroportuario del Sureste - ADR	160
	Mexican Airport Operator
38,000	Genomma Lab International (a)	74
	Develops, Markets & Distributes Consumer Products
		234
	> Chile 1.0%
34,333	Viña Concha y Toro	71
	Global Branded Wine Manufacturer
		71
	> Argentina 0.3%
81,500	Madalena Ventures (a)	20
	Oil & Gas Exploration in Argentina
		20
Latin America: Total		694
Total Equities: 95.8% (Cost: $6,241)		6,914

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Securities Lending Collateral 0.7%
53,550	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (c)	$54
Total Securities Lending Collateral: (Cost: $54)		54
Total Investments: 96.5% (Cost: $6,295)(d)(e)		6,968	(f)
Obligation to Return Collateral for Securities Loaned: (0.7)%		(54)
Cash and Other Assets Less Liabilities: 4.2%		305
Total Net Assets: 100.0%		$7,219

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2012. The total market value of securities on loan at September 30, 2012 was $52.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  At September 30, 2012, for federal income tax purposes, the cost of investments was $6,295 and net unrealized appreciation was $673 consisting of gross unrealized appreciation of $1,034 and gross unrealized depreciation of $361.

(e)  On September 30, 2012, the Fund's total investments were denominated in currencies as follows:

Country	Value	Percentage of Net Assets
Taiwan Dollar	$1,118	15.5
Hong Kong Dollar	1,042	14.4
United States Dollar	831	11.5
Indonesian Rupiah	749	10.4
South African Rand	687	9.5
Indian Rupee	511	7.1
Other currencies less
than 5% of total net assets	1,976	27.4
Total Portfolio	$6,914	95.8

(f)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

> Notes to Statement of Investments (dollar values in thousands)

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$260	$4,080	$-	$4,340
Other Countries	361	687	-	1,048
Europe	-	832	-	832
Latin America	694	-	-	694
Total Equities	1,315	5,599	-	6,914
Total Securities Lending Collateral	54	-	-	54
Total Investments	$1,369	$5,599	$-	$6,968

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

Columbia Acorn Emerging Markets Fund

Portfolio Diversification (Unaudited)

At September 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Retail	$990	13.8
Casinos & Gaming	586	8.1
Food & Beverage	573	8.0
Other Consumer Services	243	3.4
Other Durable Goods	153	2.1
Travel	139	1.9
Consumer Goods Distribution	91	1.3
Nondurables	73	1.0
	2,848	39.6
> Information
Mobile Communications	432	6.1
Computer Hardware & Related Equipment	422	5.8
Business Software	187	2.6
TV Broadcasting	118	1.6
Electronics Distribution	97	1.3
Instrumentation	90	1.2
Internet Related	87	1.2
Satellite Broadcasting & Services	79	1.1
	1,512	20.9
> Finance
Banks	276	3.8
Insurance	194	2.7
Brokerage & Money Management	176	2.4
Finance Companies	134	1.9
	780	10.8
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	192	2.6
Construction	187	2.6
Other Industrial Services	186	2.6
Machinery	71	1.0
	636	8.8
> Energy & Minerals
Mining	341	4.7
Agricultural Commodities	115	1.6
Oil & Gas Producers	89	1.2
Oil Services	43	0.6
	588	8.1
> Other Industries
Transportation	164	2.3
Real Estate	140	1.9
Regulated Utilities	71	1.0
	375	5.2
	Value (000)	Percentage of Net Assets
> Health Care
Medical Supplies	$103	1.4
Pharmaceuticals	72	1.0
	175	2.4
Total Equities:	6,914	95.8
Security Lending Collateral:	54	0.7
Total Investments:	6,968	96.5
Obligation to Return Collateral for Securities Loaned:	(54)	(0.7)
Cash and Other Assets Less Liabilities:	305	4.2
Net Assets:	$7,219	100.0

Columbia Acorn European Fund

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/12	9/30/12
Purchases
Europe
> United Kingdom
Asos	0	1,100
Domino's Pizza UK & Ireland	5,090	6,990
Elementis	0	5,768
Ocado	0	25,000
Rightmove	1,400	2,000
Spirax Sarco	71	700
WH Smith	2,000	3,500
> France
1000 mercis	1,200	1,600
Neopost	400	600
Norbert Dentressangle	360	516
> Netherlands
Aalberts Industries	2,785	3,400
TKH Group	917	1,517
UNIT4	1,730	2,011
> Germany
NORMA Group	0	980
Pfeiffer Vacuum	0	147
> Switzerland
Dufry Group	310	480
> Sweden
Hexagon	3,070	3,370
> Italy
Fiat	0	4,400
Geox	11,000	13,500
> Norway
Atea	3,710	5,310
> Finland
Stockmann	0	1,000
Other Countries
> United States
Velti	1,300	2,550
	Number of Shares
	6/30/12	9/30/12
Sales
Europe
> United Kingdom
Serco	3,480	0
> Netherlands
Koninklijke TenCate	1,412	975
> Germany
Rheinmetall	360	0
> Russia
Yandex	1,900	1,000
Mail.ru - GDR	600	0
> Ireland
Paddy Power	300	85
United Drug	7,300	0
> Greece
Intralot	13,330	0

Columbia Acorn European Fund

Statement of Investments (Unaudited), September 30, 2012

Number of Shares		Value (000)
		Equities: 92.2%
Europe 88.8%
	> United Kingdom 20.4%
22,220	Charles Taylor	$65
	Insurance Services
6,990	Domino's Pizza UK & Ireland	60
	Pizza Delivery in the UK, Ireland & Germany
2,000	Rightmove	51
	Internet Real Estate Listings
1,100	Asos	39
	Internet-based Retailer to Hipsters Up to Age 35
3,500	WH Smith	36
	Newsprint, Books & General Stationery Retailer
3,180	Shaftesbury	27
	London Prime Retail REIT
700	Aggreko	26
	Temporary Power & Temperature Control Services
25,000	Ocado	26
	Leading Online Grocery Retailer
3,200	Greggs	26
	Bakery
660	Rotork	24
	Valve Actuators for Oil & Water Pipelines
7,480	BBA Aviation	24
	Aviation Support Services
700	Spirax Sarco	24
	Steam Systems for Manufacturing & Process Industries
1,827	JLT Group	22
	International Business Insurance Broker
500	Intertek Group	22
	Testing, Inspection, Certification Services
5,768	Elementis	22
	Clay-based Additives
3,190	Abcam	21
	Online Sales of Antibodies
2,315	Premier Oil (a)	13
	Oil & Gas Producer in Europe, Pakistan & Asia
		528
	> France 13.9%
570	Eurofins Scientific	81
	Food, Pharmaceuticals & Materials Screening & Testing
900	Gemalto	79
	Digital Security Solutions
1,600	1000 mercis	77
	Interactive Advertising & Marketing
516	Norbert Dentressangle	35
	Leading European Logistics & Transport Group
600	Neopost	33
	Postage Meter Machines
1,300	Saft	30
	Niche Battery Manufacturer
9,900	Hi-Media (a)	25
	Online Advertiser in Europe
		360
Number of Shares		Value (000)
	> Netherlands 11.8%
3,400	Aalberts Industries	$61
	Flow Control & Heat Treatment
2,011	UNIT4	54
	Business Software Development
1,499	Imtech	40
	Electromechanical & Information Communications Technology Installation & Maintenance
1,680	Arcadis	36
	Engineering Consultants
1,517	TKH Group	32
	Dutch Industrial Conglomerate
400	Vopak	28
	World's Largest Operator of Petroleum & Chemical Storage Terminals
230	Core Labs	28
	Oil & Gas Reservoir Consulting
975	Koninklijke TenCate	22
	Advanced Textiles & Industrial Fabrics
568	BinckBank	4
	Discount Brokerage & Asset Management
		305
	> Germany 10.3%
3,250	Wirecard	75
	Online Payment Processing & Risk Management
170	Rational	43
	Commercial Ovens
575	Dürr	38
	Automotive Plant Engineering & Associated Capital Equipment
375	Bertrandt	28
	Outsourced Engineering
980	NORMA Group	26
	Clamps for Automotive & Industrial Applications
500	Stratec Biomedical Systems	23
	Diagnostic Instrumentation
590	CTS Eventim	17
	Event Ticket Sales
147	Pfeiffer Vacuum	16
	Vacuum Pumps
		266
	> Switzerland 10.0%
345	Geberit	75
	Plumbing Supplies
290	Partners Group	60
	Private Markets Asset Management
480	Dufry Group (a)	57
	Operates Airport Duty Free & Duty Paid Shops
21	Sika	43
	Chemicals for Construction & Industrial Applications
420	Zehnder	25
	Radiators & Heat Recovery Ventilation Systems
		260

Number of Shares		Value (000)
	> Sweden 5.9%
3,370	Hexagon	$72
	Design, Measurement & Visualization Software & Equipment
4,570	Sweco	48
	Engineering Consultants
1,200	Unibet	34
	European Online Gaming Operator
		154
	> Italy 5.0%
13,500	Geox	36
	Apparel & Shoe Maker
300	Tod's	32
	Leather Shoes & Bags
2,800	Pirelli	30
	Global Tire Supplier
4,400	Fiat	24
	Leading Automotive Manufacturer in the U.S., Latin America & Italy
8,066	CIR	9
	Italian Holding Company
		131
	> Norway 2.0%
5,310	Atea	52
	Leading Nordic IT Hardware/Software Reseller & Installation Company
		52
	> Iceland 1.8%
43,750	Marel	47
	Largest Manufacturer of Poultry & Fish Processing Equipment
		47
	> Portugal 1.4%
13,480	Redes Energéticas Nacionais	35
	Portuguese Power Transmission & Gas Transportation
		35
	> Belgium 1.4%
630	EVS Broadcast Equipment	35
	Digital Live Mobile Production Software & Systems
		35
	> Poland 1.2%
4,000	FX Energy (a)	30
	Oil & Gas Producer in Poland
		30
	> Czech Republic 1.1%
140	Komercni Banka	28
	Leading Czech Universal Bank
		28
	> Russia 0.9%
1,000	Yandex (a)	24
	Search Engine for Russian & Turkish Languages
		24
Number of Shares		Value (000)
	> Denmark 0.8%
400	Solar	$22
	Technical Wholesaler of Electrical, Plumbing & HVAC Equipment
		22
	> Finland 0.7%
1,000	Stockmann	19
	Department Store & Fashion Retailer in Scandinavia & Russia
		19
	> Ireland 0.2%
85	Paddy Power	6
	Irish Betting Services
		6
Europe: Total		2,302
Other Countries 2.1%
	> Canada 1.3%
2,270	Alliance Grain Traders	34
	Global Leader in Pulse Processing & Distribution
		34
	> United States 0.8%
2,550	Velti (a)	21
	Mobile Marketing Software Platform
		21
Other Countries: Total		55
Asia 1.3%
	> Hong Kong 1.3%
13,000	L'Occitane International	34
	Skin Care & Cosmetics Producer
		34
Asia: Total		34
Total Equities: 92.2% (Cost: $2,157)		2,391
Total Investments: 92.2% (Cost: $2,157)(b)(c)		2,391	(d)
Cash and Other Assets Less Liabilities: 7.8%		201
Total Net Assets: 100.0%		$2,592

  REIT - Real Estate Investment Trust

Columbia Acorn European Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  At September 30, 2012, for federal income tax purposes, the cost of investments was $2,157 and net unrealized appreciation was $234 consisting of gross unrealized appreciation of $306 and gross unrealized depreciation of $72.

(c)  On September 30, 2012, the Fund's total investments were denominated in currencies as follows:

Country	Value	Percentage of Net Assets
Euro	$1,128	43.5
British Pound	528	20.4
Swiss Franc	261	10.1
Swedish Krona	154	5.9
Other currencies less than 5% of total net assets	320	12.3
Total Portfolio	$2,391	92.2

(d)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, and to review the continuing appropriateness of the current value of any security subject to the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies). The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of September 30, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$82	$2,220	$-	$2,302
Other Countries	55	-	-	55
Asia	-	34	-	34
Total Equities	137	2,254	-	2,391
Total Investments	$137	$2,254	$-	$2,391

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

Columbia Acorn European Fund

Portfolio Diversification (Unaudited)

At September 30, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$276	10.6
Machinery	251	9.7
Conglomerates	102	3.9
Industrial Materials & Specialty Chemicals	87	3.4
Construction	75	2.9
Electrical Components	30	1.2
Outsourcing Services	28	1.1
Industrial Distribution	22	0.8
	871	33.6
> Information
Business Software	148	5.7
Computer Hardware & Related Equipment	114	4.4
Business Information & Marketing Services	76	2.9
Financial Processors	75	2.9
Internet Related	75	2.9
Computer Services	52	2.0
Advertising	25	1.0
	565	21.8
> Consumer Goods & Services
Retail	120	4.6
Other Durable Goods	78	3.0
Nondurables	67	2.6
Restaurants	60	2.3
Apparel	55	2.1
Casinos & Gaming	40	1.6
Consumer Goods Distribution	39	1.5
Food & Beverage	26	1.0
Other Entertainment	17	0.7
	502	19.4
> Finance
Insurance	87	3.3
Brokerage & Money Management	64	2.5
Banks	28	1.1
	179	6.9
> Energy & Minerals
Oil & Gas Producers	43	1.6
Agricultural Commodities	34	1.3
Mining	28	1.1
Oil Refining, Marketing & Distribution	28	1.1
	133	5.1
	Value (000)	Percentage of Net Assets
> Other Industries
Regulated Utilities	$35	1.3
Transportation	35	1.3
Real Estate	27	1.1
	97	3.7
> Health Care
Medical Equipment & Devices	23	0.9
Medical Supplies	21	0.8
	44	1.7
Total Equities:	2,391	92.2
Total Investments:	2,391	92.2
Cash and Other Assets Less Liabilities:	201	7.8
Net Assets:	$2,592	100.0

Columbia Acorn Family of Funds

Third Quarter Class A, B, C, I, R and R5 Expense Information (Unaudited)

Columbia Acorn Fund	Class A	Class B*	Class C	Class I
Management Fees	0.64%	0.64%	0.64%	0.64%
Distribution and Services (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.17%	0.27%	0.17%	0.08%
Net Expense Ratio	1.06%	1.66%	1.81%	0.72%
Columbia Acorn International	Class A	Class B*	Class C	Class I	Class R	Class R5
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Services (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%
Other Expenses	0.23%	0.48%	0.24%	0.11%	0.21%	0.12%
Net Expense Ratio	1.24%	1.99%	2.00%	0.87%	1.47%	0.88%
Columbia Acorn USA	Class A	Class B*	Class C	Class I
Management Fees	0.86%	0.86%	0.86%	0.86%
Distribution and Services (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.21%	0.41%	0.19%	0.10%
Net Expense Ratio	1.32%	2.02%	2.05%	0.96%
Columbia Acorn International Select	Class A	Class B*	Class C	Class I
Management Fees	0.94%	0.94%	0.94%	0.94%
Distribution and Services (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.30%	0.42%	0.34%	0.19%
Net Expense Ratio	1.49%	2.11%	2.28%	1.13%
Columbia Acorn Select	Class A	Class B*	Class C	Class I
Management Fees	0.83%	0.83%	0.83%	0.83%
Distribution and Services (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.24%	0.33%	0.24%	0.13%
Net Expense Ratio	1.32%	1.91%	2.07%	0.96%
Columbia Thermostat Fund	Class A	Class B*	Class C
Management Fees	0.10%	0.10%	0.10%
Distribution and Services (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses**	0.15%	0.15%	0.15%
Net Expense Ratio**	0.50%	1.00%	1.25%
Columbia Acorn Emerging Markets Fund	Class A		Class C	Class I
Management Fees	1.25%		1.25%	1.25%
Distribution and Services (12b-1) Fees	0.25%		1.00%	0.00%
Other Expenses	0.28%		0.30%	0.16%
Net Expense Ratio	1.78%		2.55%	1.41%
Columbia Acorn European Fund	Class A		Class C	Class I
Management Fees	1.19%		1.19%	1.19%
Distribution and Services (12b-1) Fees	0.25%		1.00%	0.00%
Other Expenses	0.16%		-0.09%	0.12%
Net Expense Ratio	1.60%		2.10%	1.31%

    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the nine months ended September 30, 2012. The fees and expenses of Columbia Acorn Select and Columbia Acorn International Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to waive fees and/or reimburse the Funds for any ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, in excess of the following annual rates:

Fund	Class A	Class B	Class C	Class I
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.28%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%

    These arrangements may be modified or terminated by either the Funds or CWAM upon 30 days notice.

    Columbia Thermostat Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's waiver/reimbursement arrangement is contractual through April 30, 2013. There is no guarantee that this arrangement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund also include the effect of fee waivers/reimbursement. CWAM has contractually undertaken to waive fees and/or reimburse Columbia Acorn Emerging Markets Fund so that the Fund's ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rates of 1.85%, 2.60% and 1.41% of the Fund's average daily net assets attributable to Class A, Class C and Class I shares, respectively, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter. CWAM has contractually undertaken to waive fees and/or reimburse Columbia Acorn European Fund so that the Fund's ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rates of 1.75%, 2.50% and 1.31% of the Fund's average daily net assets attributable to Class A, Class C and Class I shares, respectively, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter.

    Columbia Acorn International's fees and expenses include the effect of the contractual undertaking by CWAM and its affiliates, effective August 15, 2011, to waive a portion of total annual Fund operating expenses incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively, through August 14, 2013. There is no guarantee that this arrangement will continue thereafter.

  *  The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

  **  Does not include estimated fees and expenses of 0.61% incurred by the Fund from the underlying portfolio funds in which it invests.

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Columbia Acorn Family of Funds

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

John C. Heaton

Charles P. McQuaid

David J. Rudis

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

P. Zachary Egan

Vice President

Fritz Kaegi

Vice President

John M. Kunka

Assistant Treasurer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R and R5 Shares

Third Quarter Report, September 30, 2012

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

C-1564 C (11/12) 147959